UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08282

Loomis Sayles Funds I

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Coleen Downs Dinneen, Esq.

Natixis Distributors, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: September 30

Date of reporting period: March 31, 2011

Item 1. Reports to Stockholders.

The Registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Loomis Sayles Small Cap Growth Fund

Loomis Sayles Small Cap Value Fund

SEMI-ANNUAL REPORT

MARCH 31, 2011

LOOMIS SAYLES SMALL CAP GROWTH FUND

Fund and manager review

FUND FACTS

Managers:

Mark F. Burns, CFA

John Slavik, CFA

Symbols:

Institutional Class	LSSIX
Retail Class	LCGRX

Objective:

Long-term capital growth from investments in common stocks or other equity securities

Strategy:

Invests at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index or is $3 billion or less at the time of investment. Unlike the Index, the Fund may invest in companies of any size.

The fund may invest any portion of its assets in Canadian securities and up to 20% of assets in other foreign securities, including emerging markets securities.

Fund Inception Date:

December 31, 1996

Net Assets:

$249.5 million

Market Conditions

Stocks rallied sharply during the six-month period, fueled by a modest improvement in U.S. business conditions and renewed investor optimism stemming from continued accommodation from the Federal Reserve Board (the Fed). These factors, combined with better-than-expected corporate profits, drove share prices higher despite political turmoil in North Africa and the Middle East and the earthquake, tsunami and nuclear crisis in Japan. Risk appetites stayed fairly high, and equities remained the vehicle of choice for investors. Overall, small-cap stocks led the market higher, and growth stocks outperformed value stocks.

Performance Results

For the six months ended March 31, 2011, Institutional Class shares of Loomis Sayles Small Cap Growth Fund returned 32.43%. The fund outperformed its benchmark, the Russell 2000 Growth Index, which returned 27.93% for the period.

Explanation of Fund Performance

Strong stock selection primarily drove the fund’s relative outperformance. Our choices were particularly strong in the consumer discretionary sector, where IMAX and Tempur-Pedic International drove results. Shares of IMAX, the operator of large screen movie theaters, rose sharply after beating earnings and raising estimates for new theater installations. Tempur-Pedic shares rose sharply after reporting better-than-expected earnings due to market share gains for the company’s Cloud Collection mattresses, which appeal to the higher end of the market. Stock selection and an overweight position led to favorable relative results in the energy sector with Rosetta Resources Inc. and T-3 Energy Services as the top performers. Rosetta Resources, an oil and gas exploration and production company, rose sharply in the fourth quarter after reporting strong earnings. T-3 Energy Services, an oilfield products and service company, saw shares spike after the company announced it was being acquired by Robbins and Myers in the fourth quarter. Stock selection also contributed favorably in the producer durables sector. Shares of Ladish, a metal processing and fabrication company,

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spiked after Allegheny Technologies agreed to acquire the company at a nearly 60% premium. MasTec, a building and construction company focusing on utilities and communications infrastructure, advanced on solid earnings and revenue growth.

Stock selection was weakest in the financial services sector, the only sector to materially detract from relative performance. Shares of NetSpend Holding Inc., a provider of pre-paid debit cards, declined due to poor business fundamentals, while investment-banking firm Greenhill tumbled on a weak fourth quarter and uneven mergers and acquisitions activity.

The largest change in sector weights during the period was a reduction in the healthcare sector. We sold specific companies within the medical device, healthcare services and pharmaceutical/biotechnology industries. We also reduced the fund’s weight in the consumer discretionary sector, albeit to a lesser extent, primarily by selling holdings in the retail industry. The biggest beneficiaries of the sales proceeds were the producer durables, technology and materials and processing sectors.

Outlook

Core inflation statistics have remained well within the Fed’s informal target range, but many commentators believe that the Fed may need to snug things up somewhat in the next few months. The Fed’s second round of large-scale Treasury purchases, which is referred to as “QE2”, is scheduled to end on June 30, 2011. At this point we do not expect an extension of asset purchases in the form of a “QE3” unless the economy takes an unexpected turn to the downside. Employment conditions have improved substantially over the past several months, and the employment reports for the months of February and March, 2011, made for some of the best reading we have seen in several years. Our working assumption is that investors and corporate executives need to plan for somewhat higher energy and other commodity input costs in the months ahead. This may be a factor in an eventual plateauing of corporate margins. However, this is built into our outlook in that we are anticipating about 15% earnings growth for the S&P 500 this year, decelerating to 10% or so next year.

What You Should Know:

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

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LOOMIS SAYLES SMALL CAP GROWTH FUND

Average Annual Returns

March 31, 2011

	6 months	1 year	5 years	10 years

Institutional Class (Inception 12/31/96)	32.43%	39.07%	7.29%	4.00%
Retail Class (Inception 12/31/96)	32.32	38.67	7.04	3.75

Comparative Performance
Russell 2000 Growth Index(c)(d)	27.93	31.04	4.34	6.44
Russell 2000 Index(c)	25.48	25.79	3.35	7.87
Lipper Small-Cap Growth Funds Index(c)	25.75	28.19	3.28	5.63

Gross expense ratio (before fee waivers and/or expense reimbursements)*
Institutional: 1.09% Retail: 1.42%

Net expense ratio (after fee waivers and/or expense reimbursements)*
Institutional: 1.03% Retail: 1.28%
*	As stated in the most recent prospectus. Waivers/reimbursements are contractual and are set to expire on 1/31/12. Contracts are reevaluated on an annual basis.

Cumulative Performance

March 31, 2001 to March 31, 2011(a)(b)

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit www.loomissayles.com. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized. Performance data reflects certain fee waivers and/or expense reimbursements, if any, without which performance would be lower.

(a)	Cumulative performance is shown for the Institutional Class. Performance of the Retail Class would be lower due to higher fees and expenses.
(b)	The mountain chart is based on the initial investment minimum of $100,000 for the Institutional Class.
(c)	See page 7 for a description of the indices.
(d)	Effective August 20, 2010, the Russell 2000 Growth Index replaced the Russell 2000 Index as the fund’s primary benchmark.

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LOOMIS SAYLES SMALL CAP VALUE FUND

Fund and manager review

FUND FACTS

Managers:

Joseph Gatz, CFA

Daniel Thelen, CFA*

Symbols:

Institutional Class	LSSCX
Retail Class	LSCRX
Admin Class	LSVAX

Objective:

Long-term capital growth from investments in common stocks or other equity securities

Strategy:

Invests at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index or is $3 billion or less at the time of investment. Unlike the Index, the Fund may invest in companies of any size.

The fund may invest up to 20% of its assets in securities of foreign issuers including emerging market securities.

Fund Inception Date:

May 13, 1991

Class Inception Date:

Institutional Class: May 13, 1991

Retail Class: December 31, 1996

Admin Class: January 2, 1998

Net Assets:

$1,146.4 million

*	Effective June 1, 2011, Daniel Thelen will no longer serve as a portfolio manager of the fund.

Market Conditions

Stocks rallied sharply during the six-month period, fueled by a modest improvement in U.S. business conditions and renewed investor optimism stemming from continued accommodation from the Federal Reserve Board. These factors, combined with better-than-expected corporate profits, drove share prices higher despite a host of challenges: political turmoil in North Africa and the Middle East and an earthquake, tsunami and nuclear crisis in Japan. Risk appetites stayed fairly high, and equities remained the vehicle of choice for investors. Overall, small-cap stocks led the market higher, and growth stocks outperformed value stocks.

Performance Results

For the six months ended March 31, 2011, Institutional Class shares of Loomis Sayles Small Cap Value Fund returned 26.11%. The fund outperformed its benchmark, the Russell 2000 Value Index, which returned 22.97% for the period.

Explanation of Fund Performance

All sectors of the portfolio delivered double-digit returns for the period. Stock selection, particularly in the producer durables and financial services sectors, drove the fund’s outperformance relative to the benchmark. Within producer durables, the fund’s position in Baldor Electric, a manufacturer of industrial electric motors, was its top contributor. The company agreed to be acquired by Switzerland-based power and automation engineering company ABB Ltd. for a 41% premium to prior trading levels. In the financial services sector, our stock selections in the brokerage, transaction processing and consumer lending industries contributed positively to performance. In addition, an underweight in the financial services sector helped, as the group trailed the small cap value index. Overall, the fund’s sector weights contributed positively to relative performance, with overweight positions in outperforming sectors, including producer durables and materials and processing, offsetting a slight underweight in energy stocks.

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What You Should Know:

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

On a relative basis, an underweight in the energy sector, which was the market’s top-performing sector, and weak stock selection in the real estate investment trust (REIT) segment of the financials sector detracted from results. REIT stocks lagged during the six-month period. While the fund benefited from having a relatively small weight in the sector, stock selection lagged due to weaker performance in certain data center and health-care facility REITs.

Changes to the portfolio during the six months were largely driven by company-specific factors, with the net result showing an increase in technology holdings and a reduction in consumer durables. The technology weight increased with the addition of several communications-related stocks positioned to benefit from increasing demands on enterprise and carrier-based networks.

Outlook

Core inflation statistics have remained well within the Fed’s informal target range, but many commentators believe that the Fed may need to snug things up somewhat in the next few months. The Fed’s second round of large-scale Treasury purchases, which is referred to as “QE2”, is scheduled to end on June 30, 2011. At this point we do not expect an extension of asset purchases in the form of a “QE3” unless the economy takes an unexpected turn to the downside. Employment conditions have improved substantially over the past several months, and the employment reports for the months of February and March, 2011, made for some of the best reading we have seen in several years. Our working assumption is that investors and corporate executives need to plan for somewhat higher energy and other commodity input costs in the months ahead. This may be a factor in an eventual plateauing of corporate margins. However, this is built into our outlook in that we are anticipating about 15% earnings growth for the S&P 500 this year, decelerating to 10% or so next year.

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LOOMIS SAYLES SMALL CAP VALUE FUND

Average Annual Returns

March 31, 2011

	6 months	1 year	5 years	10 years

Institutional Class (Inception 5/13/91)	26.11%	28.01%	5.18%	9.98%
Retail Class (Inception 12/31/96)	25.96	27.76	4.92	9.71
Admin Class (Inception 1/2/98)	25.78	27.43	4.65	9.43

Comparative Performance
Russell 2000 Value Index(c)	22.97	20.63	2.23	9.01
Russell 2000 Index(c)	25.48	25.79	3.35	7.87
Lipper Small-Cap Core Funds Index(c)	24.22	25.72	4.01	8.60

Gross expense ratio (before fee waivers and/or expense reimbursements)*
Institutional: 1.00% Retail: 1.30% Admin: 1.62%

Net expense ratio (after fee waivers and/or expense reimbursements)*
Institutional: 0.96% Retail: 1.21% Admin: 1.46%
*	As stated in the most recent prospectus. Waivers/reimbursements are contractual and are set to expire on 1/31/12. Contracts are reevaluated on an annual basis.

Cumulative Performance

March 31, 2001 to March 31, 2011(a)(b)

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit www.loomissayles.com. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized. Performance data reflects certain fee waivers and/or expense reimbursements, if any, without which performance would be lower.

(a)	Cumulative performance is shown for the Institutional Class. Performance of the Retail and Admin Classes would be lower due to higher fees and expenses.
(b)	The mountain chart is based on the initial investment minimum of $100,000 for the Institutional Class.
(c)	See page 7 for a description of the indices.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

Index Definitions

Indices are unmanaged and do not have expenses that affect results, unlike mutual funds. Index returns are adjusted for the reinvestment of capital gain distributions and income dividends. It is not possible to invest directly in an index.

Lipper Small-Cap Core Funds Index is an unmanaged index that tracks the average performance of the 30 largest small-cap core funds according to Lipper Inc.

Lipper Small-Cap Growth Funds Index is an unmanaged index that tracks the average performance of the 30 largest small-cap growth funds according to Lipper Inc.

Source: Lipper, Inc.

Russell 2000 Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe.

Russell 2000 Growth Index is an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Proxy Voting Information

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, (i) by calling Loomis Sayles at 800-633-3330; (ii) on the funds’ website, www.loomissayles.com, and (iii) on the SEC’s website, www.sec.gov. Information about how the funds voted proxies relating to portfolio securities during the 12 months ended June 30, 2010 is available on (i) the funds’ website and (ii) the SEC’s website.

Quarterly Portfolio Schedules

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. These costs are described in more detail in the funds’ prospectus. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

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The first line in the table of each fund shows the actual amount of fund expenses you would have paid on a $1,000 investment in the fund from October 1, 2010 through March 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During the Period column as shown below for your class.

The second line in the table of each fund provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Loomis Sayles Small Cap Growth Fund

Institutional Class	Beginning Account Value 10/1/2010	Ending Account Value 3/31/2011	Expenses Paid During Period* 10/1/2010 – 3/31/2011
Actual	$1,000.00	$1,324.30	$5.79
Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	$5.04

Retail Class
Actual	$1,000.00	$1,323.20	$7.24
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$6.29

*   Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.00% and 1.25% for Institutional and Retail Class, respectively, multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

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Loomis Sayles Small Cap Value Fund

Institutional Class	Beginning Account Value 10/1/2010	Ending Account Value 3/31/2011	Expenses Paid During Period* 10/1/2010 – 3/31/2011
Actual	$1,000.00	$1,261.10	$5.07
Hypothetical (5% return before expenses)	$1,000.00	$1,020.44	$4.53

Retail Class
Actual	$1,000.00	$1,259.60	$6.48
Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	$5.79

Admin Class
Actual	$1,000.00	$1,257.80	$7.88
Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$7.04

*   Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.90%, 1.15% and 1.40% for Institutional, Retail and Admin Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

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Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Small Cap Growth Fund

Shares	Description	Value (†)

Common Stocks – 95.5% of Net Assets

	Aerospace & Defense – 2.1%
39,011	HEICO Corp.	$2,438,968
142,718	Hexcel Corp.(b)	2,810,117

		5,249,085

	Air Freight & Logistics – 2.3%
43,812	Atlas Air Worldwide Holdings, Inc.(b)	3,054,573
71,258	HUB Group, Inc., Class A(b)	2,578,827

		5,633,400

	Auto Components – 2.1%
197,069	Amerigon, Inc.(b)	3,009,244
55,214	Tenneco, Inc.(b)	2,343,834

		5,353,078

	Biotechnology – 3.3%
103,488	Cepheid, Inc.(b)	2,899,734
65,349	Genomic Health, Inc.(b)	1,607,585
89,404	Incyte Corp. Ltd.(b)	1,417,053
28,201	Pharmasset, Inc.(b)	2,219,701

		8,144,073

	Building Products – 1.7%
122,454	NCI Building Systems, Inc.(b)	1,551,492
83,370	Trex Company, Inc.(b)	2,719,530

		4,271,022

	Capital Markets – 2.7%
70,922	Evercore Partners, Inc., Class A	2,431,915
24,794	Greenhill & Co., Inc.	1,631,197
37,402	Stifel Financial Corp.(b)	2,685,090

		6,748,202

	Commercial Banks – 2.1%
45,759	Signature Bank(b)	2,580,807
45,105	SVB Financial Group(b)	2,567,828

		5,148,635

	Commercial Services & Supplies – 1.1%
93,651	Waste Connections, Inc.	2,696,212

	Communications Equipment – 1.8%
66,552	Aruba Networks, Inc.(b)	2,252,119
89,655	Ciena Corp.(b)	2,327,444

		4,579,563

	Construction & Engineering – 0.9%
101,658	MasTec, Inc.(b)	2,114,486

See accompanying notes to financial statements.

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Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Diversified Consumer Services – 1.1%
77,636	K12, Inc.(b)	$2,616,333

	Diversified Financial Services – 0.9%
64,040	MSCI, Inc., Class A(b)	2,357,953

	Electrical Equipment – 1.7%
115,709	GrafTech International Ltd.(b)	2,387,077
32,649	Polypore International, Inc.(b)	1,879,929

		4,267,006

	Electronic Equipment, Instruments & Components – 1.8%
44,820	IPG Photonics Corp.(b)	2,585,218
113,207	Maxwell Technologies, Inc.(b)	1,955,085

		4,540,303

	Energy Equipment & Services – 1.9%
23,120	Lufkin Industries, Inc.	2,161,026
29,528	Oceaneering International, Inc.(b)	2,641,280

		4,802,306

	Food & Staples Retailing – 0.6%
38,072	Fresh Market, Inc. (The)(b)	1,436,837

	Food Products – 1.1%
50,006	Diamond Foods, Inc.	2,790,335

	Health Care Equipment & Supplies – 5.8%
173,477	Accuray, Inc.(b)	1,566,497
13,022	HeartWare International, Inc.(b)	1,113,772
144,144	Insulet Corp.(b)	2,972,249
139,502	Natus Medical, Inc.(b)	2,343,633
77,016	NxStage Medical, Inc.(b)	1,692,812
85,725	Volcano Corp.(b)	2,194,560
57,023	Zoll Medical Corp.(b)	2,555,201

		14,438,724

	Health Care Providers & Services – 5.6%
103,354	ExamWorks Group, Inc.(b)	2,297,559
85,609	Hanger Orthopedic Group, Inc.(b)	2,228,402
29,949	HMS Holdings Corp.(b)	2,451,326
29,175	MWI Veterinary Supply, Inc.(b)	2,353,839
96,724	PSS World Medical, Inc.(b)	2,626,057
118,477	Team Health Holdings, Inc.(b)	2,070,978

		14,028,161

	Health Care Technology – 1.3%
56,972	SXC Health Solutions Corp.(b)	3,122,066

See accompanying notes to financial statements.

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Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Hotels, Restaurants & Leisure – 3.6%
60,195	Life Time Fitness, Inc.(b)	$2,245,875
18,969	Panera Bread Co., Class A(b)	2,409,063
169,970	Shuffle Master, Inc.(b)	1,815,280
141,553	Texas Roadhouse, Inc.	2,404,986

		8,875,204

	Household Durables – 1.4%
67,666	Tempur-Pedic International, Inc.(b)	3,427,960

	Internet Software & Services – 7.2%
49,906	Ancestry.com, Inc.(b)	1,769,168
53,580	comScore, Inc.(b)	1,581,146
69,646	Constant Contact, Inc.(b)	2,430,645
84,430	DealerTrack Holdings, Inc.(b)	1,938,513
126,118	Dice Holdings, Inc.(b)	1,905,643
55,307	IntraLinks Holdings, Inc.(b)	1,478,909
47,605	SAVVIS, Inc.(b)	1,765,670
91,654	Vocus, Inc.(b)	2,370,172
52,508	WebMD Health Corp.(b)	2,804,977

		18,044,843

	IT Services – 0.7%
125,241	InterXion Holding NV(b)	1,628,133

	Machinery – 2.5%
33,338	Chart Industries, Inc.(b)	1,834,923
45,306	Robbins & Myers, Inc.	2,083,623
108,171	Westport Innovations, Inc.(b)	2,377,599

		6,296,145

	Media – 1.1%
84,301	Imax Corp.(b)	2,695,946

	Metals & Mining – 0.7%
28,436	Schnitzer Steel Industries, Inc., Class A	1,848,624

	Oil, Gas & Consumable Fuels – 5.6%
50,695	Approach Resources, Inc.(b)	1,703,352
63,418	Brigham Exploration Co.(b)	2,357,881
83,134	Comstock Resources, Inc.(b)	2,572,166
56,990	Oasis Petroleum, Inc.(b)	1,802,024
56,520	Rosetta Resources, Inc.(b)	2,686,961
67,313	World Fuel Services Corp.	2,733,581

		13,855,965

	Pharmaceuticals – 2.0%
70,821	Auxilium Pharmaceuticals, Inc.(b)	1,520,527
160,727	Nektar Therapeutics(b)	1,522,084

See accompanying notes to financial statements.

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Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Pharmaceuticals – continued
137,624	Questcor Pharmaceuticals, Inc.(b)	$1,983,162

		5,025,773

	Professional Services – 3.2%
59,612	Advisory Board Co. (The)(b)	3,070,018
55,070	Corporate Executive Board Co. (The)	2,223,176
31,661	IHS, Inc., Class A(b)	2,809,914

		8,103,108

	Road & Rail – 1.0%
43,493	Genesee & Wyoming, Inc., Class A(b)	2,531,293

	Semiconductors & Semiconductor Equipment – 8.9%
130,665	Advanced Energy Industries, Inc.(b)	2,136,373
53,632	Cavium Network, Inc.(b)	2,409,686
52,742	Cymer, Inc.(b)	2,984,142
171,155	GT Solar International, Inc.(b)	1,824,512
37,467	Hittite Microwave Corp.(b)	2,389,271
97,199	Inphi Corp.(b)	2,042,151
57,929	Netlogic Microsystems, Inc.(b)	2,434,176
41,378	Power Integrations, Inc.	1,586,019
36,880	Silicon Laboratories, Inc.(b)	1,593,585
57,627	Varian Semiconductor Equipment Associates, Inc.(b)	2,804,706

		22,204,621

	Software – 7.9%
112,619	Ariba, Inc.(b)	3,844,813
45,021	Concur Technologies, Inc.(b)	2,496,414
76,024	Informatica Corp.(b)	3,970,734
70,201	QLIK Technologies, Inc.(b)	1,825,226
72,365	SuccessFactors, Inc.(b)	2,828,748
48,462	Ultimate Software Group, Inc.(The)(b)	2,847,142
62,864	VanceInfo Technologies, Inc., ADR(b)	1,974,558

		19,787,635

	Specialty Retail – 4.6%
93,711	Asbury Automotive Group, Inc.(b)	1,732,716
62,075	DSW, Inc., Class A(b)	2,480,517
68,824	Hibbett Sports, Inc.(b)	2,464,587
49,959	Ulta Salon, Cosmetics & Fragrance, Inc.(b)	2,404,527
72,365	Vitamin Shoppe, Inc.(b)	2,448,108

		11,530,455

	Textiles, Apparel & Luxury Goods – 2.7%
24,343	Deckers Outdoor Corp.(b)	2,097,149
62,241	G-III Apparel Group Ltd.(b)	2,339,017

See accompanying notes to financial statements.

13  |

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Textiles, Apparel & Luxury Goods – continued
35,520	Phillips-Van Heusen Corp.	$2,309,866

		6,746,032

	Trading Companies & Distributors – 0.5%
53,717	Titan Machinery, Inc.(b)	1,356,354

	Total Common Stocks (Identified Cost $174,761,736)	238,295,871

Principal Amount

Short-Term Investments – 6.4%
$16,104,356	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2011 at 0.000% to be repurchased at $16,104,356 on 4/01/2011 collateralized by $17,270,000 Federal Home Loan Mortgage Corp., 3.310% due 11/10/2020 valued at $16,428,088 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $16,104,356)	16,104,356

	Total Investments – 101.9% (Identified Cost $190,866,092)(a)	254,400,227
	Other assets less liabilities—(1.9)%	(4,863,744)

	Net Assets – 100.0%	$249,536,483

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
	At March 31, 2011, the net unrealized appreciation on investments based on a cost of $190,865,183 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$64,102,669
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(567,625)

	Net unrealized appreciation	$63,535,044

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

See accompanying notes to financial statements.

|  14

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Small Cap Growth Fund – continued

Industry Summary at March 31, 2011 (Unaudited)

Semiconductors & Semiconductor Equipment	8.9%
Software	7.9
Internet Software & Services	7.2
Health Care Equipment & Supplies	5.8
Health Care Providers & Services	5.6
Oil, Gas & Consumable Fuels	5.6
Specialty Retail	4.6
Hotels, Restaurants & Leisure	3.6
Biotechnology	3.3
Professional Services	3.2
Capital Markets	2.7
Textiles, Apparel & Luxury Goods	2.7
Machinery	2.5
Air Freight & Logistics	2.3
Auto Components	2.1
Aerospace & Defense	2.1
Commercial Banks	2.1
Pharmaceuticals	2.0
Other Investments, less than 2% each	21.3
Short-Term Investments	6.4

Total Investments	101.9
Other assets less liabilities	(1.9)

Net Assets	100.0%

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Small Cap Value Fund

Shares	Description	Value (†)

Common Stocks – 96.8% of Net Assets

	Air Freight & Logistics – 1.1%
187,245	Atlas Air Worldwide Holdings, Inc.(b)	$13,054,721

	Auto Components – 1.4%
483,703	Dana Holding Corp.(b)	8,411,595
172,744	Tenneco, Inc.(b)	7,332,983

		15,744,578

	Building Products – 0.8%
102,030	Armstrong World Industries, Inc.	4,720,928
376,559	Griffon Corp.(b)	4,944,220

		9,665,148

	Capital Markets – 2.6%
555,653	Ares Capital Corp.	9,390,536
698,225	Fifth Street Finance Corp.	9,321,304
162,890	Stifel Financial Corp.(b)	11,693,873

		30,405,713

	Chemicals – 4.9%
473,609	Chemtura Corp.(b)	8,146,075
541,390	Ferro Corp.(b)	8,981,660
230,016	Koppers Holdings, Inc.	9,821,683
80,553	Minerals Technologies, Inc.	5,519,492
244,931	Olin Corp.	5,613,818
421,127	Omnova Solutions, Inc.(b)	3,314,269
263,186	WR Grace & Co.(b)	10,077,392
285,865	Zep, Inc.	4,976,910

		56,451,299

	Commercial Banks – 7.3%
618,248	Cathay General Bancorp	10,541,128
158,997	City National Corp.	9,070,779
495,700	CVB Financial Corp.	4,614,967
424,006	First Financial Bancorp	7,076,660
500,904	First Horizon National Corp.	5,615,134
147,328	IBERIABANK Corp.	8,858,833
266,529	Pinnacle Financial Partners, Inc.(b)	4,408,390
2,273,275	Popular, Inc.(b)	6,615,230
183,036	Prosperity Bancshares, Inc.	7,828,450
180,927	Signature Bank(b)	10,204,283
244,462	Wintrust Financial Corp.	8,983,978

		83,817,832

	Commercial Services & Supplies – 3.2%
195,496	KAR Auction Services, Inc.(b)	2,998,909
221,440	McGrath Rentcorp	6,038,669

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Commercial Services & Supplies – continued
567,866	Rollins, Inc.	$11,527,680
444,373	Standard Parking Corp.(b)	7,892,064
113,083	Team, Inc.(b)	2,969,560
187,550	Waste Connections, Inc.	5,399,564

		36,826,446

	Communications Equipment – 2.2%
135,839	ADTRAN, Inc.	5,767,724
1,387,561	Brocade Communications Systems, Inc.(b)	8,533,500
395,609	Harmonic, Inc.(b)	3,710,812
227,170	NETGEAR, Inc.(b)	7,369,395

		25,381,431

	Construction & Engineering – 0.7%
223,305	MYR Group, Inc.(b)	5,341,455
60,077	URS Corp.(b)	2,766,546

		8,108,001

	Consumer Finance – 1.8%
200,778	Cash America International, Inc.	9,245,827
545,544	Dollar Financial Corp.(b)	11,320,038

		20,565,865

	Containers & Packaging – 0.8%
400,477	Temple-Inland, Inc.	9,371,162

	Distributors – 0.3%
109,064	Core-Mark Holding Co., Inc.(b)	3,604,565

	Diversified Financial Services – 1.3%
322,962	MarketAxess Holdings, Inc.	7,815,680
311,941	PHH Corp.(b)	6,790,956

		14,606,636

	Diversified Telecommunication Services – 0.1%
55,583	Neutral Tandem, Inc.(b)	819,849

	Electric Utilities – 2.0%
178,898	ALLETE, Inc.	6,971,655
131,699	ITC Holdings Corp.	9,205,760
224,693	UIL Holdings Corp.	6,857,631

		23,035,046

	Electrical Equipment – 2.5%
189,632	AZZ, Inc.	8,647,219
178,305	II-VI, Inc.(b)	8,870,674
92,247	LaBarge, Inc.(b)	1,632,772

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Electrical Equipment – continued
152,523	Thomas & Betts Corp.(b)	$9,070,543

		28,221,208

	Electronic Equipment, Instruments & Components – 5.1%
440,208	Brightpoint, Inc.(b)	4,771,855
231,931	Cognex Corp.	6,552,051
359,931	GSI Group, Inc.(b)	3,707,289
131,288	Littelfuse, Inc.	7,496,545
537,821	Methode Electronics, Inc.	6,496,877
152,792	Rofin-Sinar Technologies, Inc.(b)	6,035,284
122,746	Rogers Corp.(b)	5,530,935
278,194	ScanSource, Inc.(b)	10,568,590
407,515	TTM Technologies, Inc.(b)	7,400,472

		58,559,898

	Energy Equipment & Services – 3.0%
191,015	Dresser-Rand Group, Inc.(b)	10,242,224
289,873	Helix Energy Solutions Group, Inc.(b)	4,985,816
78,328	Lufkin Industries, Inc.	7,321,318
133,752	Oceaneering International, Inc.(b)	11,964,116

		34,513,474

	Food & Staples Retailing – 0.5%
410,633	Spartan Stores, Inc.	6,073,262

	Food Products – 3.5%
167,748	Corn Products International, Inc.	8,692,701
634,943	Darling International, Inc.(b)	9,759,074
186,239	Fresh Del Monte Produce, Inc.	4,862,700
168,066	J & J Snack Foods Corp.	7,910,867
1,098,796	Pilgrim’s Pride Corp.(b)	8,471,717

		39,697,059

	Gas Utilities – 1.1%
401,155	UGI Corp.	13,198,000

	Health Care Equipment & Supplies – 1.6%
150,493	Alere, Inc.(b)	5,890,296
112,062	Teleflex, Inc.	6,497,355
124,562	West Pharmaceutical Services, Inc.	5,576,641

		17,964,292

	Health Care Providers & Services – 1.6%
103,792	MEDNAX, Inc.(b)	6,913,585
274,348	WellCare Health Plans, Inc.(b)	11,508,899

		18,422,484

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Hotels, Restaurants & Leisure – 2.0%
149,999	Bob Evans Farms, Inc.	$4,889,968
205,689	California Pizza Kitchen, Inc.(b)	3,472,030
473,802	Isle of Capri Casinos, Inc.(b)	4,501,119
47,861	Six Flags Entertainment Corp.	3,445,992
222,622	Wyndham Worldwide Corp.	7,081,606

		23,390,715

	Household Durables – 0.9%
197,326	Jarden Corp.	7,018,886
117,495	Leggett & Platt, Inc.	2,878,627

		9,897,513

	Industrial Conglomerates – 0.9%
162,146	Raven Industries, Inc.	9,959,007

	Insurance – 3.9%
446,540	Employers Holdings, Inc.	9,225,516
58,490	Hanover Insurance Group, Inc. (The)	2,646,673
299,373	HCC Insurance Holdings, Inc.	9,373,369
496,165	Old Republic International Corp.	6,296,334
123,616	ProAssurance Corp.(b)	7,833,546
156,558	Reinsurance Group of America, Inc., Class A	9,828,711

		45,204,149

	Internet & Catalog Retail – 0.4%
127,655	HSN, Inc.(b)	4,088,790

	Internet Software & Services – 0.6%
193,225	IAC/InterActiveCorp(b)	5,968,720
124,392	Perficient, Inc.(b)	1,493,948

		7,462,668

	IT Services – 1.3%
39,664	Alliance Data Systems Corp.(b)	3,406,741
234,247	Wright Express Corp.(b)	12,143,364

		15,550,105

	Life Sciences Tools & Services – 0.4%
155,622	Pharmaceutical Product Development, Inc.	4,312,286

	Machinery – 5.5%
334,348	Actuant Corp., Class A	9,696,092
439,916	Albany International Corp., Class A	10,953,908
402,453	Altra Holdings, Inc.(b)	9,505,940
308,158	Commercial Vehicle Group, Inc.(b)	5,497,539
283,740	John Bean Technologies Corp.	5,456,320
200,062	Meritor, Inc.(b)	3,395,052
42,038	Middleby Corp. (The)(b)	3,918,782

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Machinery – continued
114,839	RBC Bearings, Inc.(b)	$4,390,295
564,738	Wabash National Corp.(b)	6,539,666
49,107	Wabtec Corp.	3,330,928

		62,684,522

	Marine – 0.6%
113,347	Kirby Corp.(b)	6,493,650

	Media – 3.4%
163,892	Arbitron, Inc.	6,560,597
168,118	Harte-Hanks, Inc.	2,000,604
211,322	John Wiley & Sons, Inc., Class A	10,743,611
176,394	Liberty Media-Starz, Series A(b)	13,688,174
168,066	Live Nation Entertainment, Inc.(b)	1,680,660
145,558	Madison Square Garden, Inc., Class A(b)	3,928,610

		38,602,256

	Metals & Mining – 2.2%
102,828	Haynes International, Inc.	5,701,813
560,885	Horsehead Holding Corp.(b)	9,563,089
166,083	Reliance Steel & Aluminum Co.	9,596,276

		24,861,178

	Multiline Retail – 0.6%
486,031	Fred’s, Inc. Class A	6,473,933

	Oil, Gas & Consumable Fuels – 3.7%
172,522	Berry Petroleum Co., Class A	8,703,735
271,798	Cloud Peak Energy, Inc.(b)	5,868,119
140,906	Comstock Resources, Inc.(b)	4,359,632
506,035	Energy Partners Ltd.(b)	9,108,630
105,638	Petroleum Development Corp.(b)	5,071,680
140,096	Rosetta Resources, Inc.(b)	6,660,164
87,847	SemGroup Corp., Class A(b)	2,473,771

		42,245,731

	Paper & Forest Products – 0.5%
89,855	Deltic Timber Corp.	6,005,908

	Pharmaceuticals – 0.3%
296,279	Obagi Medical Products, Inc.(b)	3,744,967

	REITs – Apartments – 2.4%
332,085	American Campus Communities, Inc.	10,958,805
133,984	Mid-America Apartment Communities, Inc.	8,601,773
309,208	UDR, Inc.	7,535,399

		27,095,977

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	REITs – Diversified – 1.5%
364,429	DuPont Fabros Technology, Inc.	$8,837,403
205,021	Potlatch Corp.	8,241,844

		17,079,247

	REITs – Healthcare – 0.7%
382,192	Omega Healthcare Investors, Inc.	8,538,169

	REITs – Hotels – 0.6%
1,093,626	Hersha Hospitality Trust	6,496,138

	REITs – Office Property – 0.8%
463,665	BioMed Realty Trust, Inc.	8,818,908

	REITs – Single Tenant – 0.6%
268,632	National Retail Properties, Inc.	7,019,354

	REITs – Storage – 1.1%
132,469	Sovran Self Storage, Inc.	5,239,149
707,732	U-Store-It Trust	7,445,341

		12,684,490

	Road & Rail – 1.7%
123,490	Genesee & Wyoming, Inc., Class A(b)	7,187,118
218,510	Old Dominion Freight Line, Inc.(b)	7,667,516
306,604	Vitran Corp., Inc.(b)	4,320,050

		19,174,684

	Semiconductors & Semiconductor Equipment – 2.4%
151,607	Cohu, Inc.	2,328,684
167,103	Diodes, Inc.(b)	5,691,528
575,368	PMC-Sierra, Inc.(b)	4,315,260
558,088	Teradyne, Inc.(b)	9,939,547
380,746	TriQuint Semiconductor, Inc.(b)	4,915,431

		27,190,450

	Software – 1.9%
197,611	Monotype Imaging Holdings, Inc.(b)	2,865,360
280,515	Progress Software Corp.(b)	8,160,181
342,563	Radiant Systems, Inc.(b)	6,063,365
240,438	SS&C Technologies Holdings, Inc.(b)	4,909,744

		21,998,650

	Specialty Retail – 2.7%
169,583	Genesco, Inc.(b)	6,817,237
1,077,563	Hot Topic, Inc.	6,142,109
202,455	OfficeMax, Inc.(b)	2,619,768
680,131	PEP Boys-Manny Moe & Jack	8,644,465
515,951	Sally Beauty Holdings, Inc.(b)	7,228,473

		31,452,052

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Textiles, Apparel & Luxury Goods – 0.9%
160,273	Kenneth Cole Productions, Inc., Class A(b)	$2,078,741
418,305	Movado Group, Inc.(b)	6,140,717
41,046	Vera Bradley, Inc.(b)	1,732,552

		9,952,010

	Thrifts & Mortgage Finance – 1.5%
216,184	BankUnited, Inc.	6,206,642
503,218	Capitol Federal Financial, Inc.	5,671,267
358,162	First Niagara Financial Group, Inc.	4,863,840

		16,741,749

	Trading Companies & Distributors – 1.0%
288,240	H&E Equipment Services, Inc.(b)	5,623,562
299,808	Rush Enterprises, Inc., Class A(b)	5,936,199

		11,559,761

	Water Utilities – 0.4%
272,189	Middlesex Water Co.	4,951,118

	Total Common Stocks (Identified Cost $811,005,423)	1,109,838,104

Principal Amount

Short-Term Investments – 3.1%
$35,067,817	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2011 at 0.000% to be repurchased at $35,067,817 on 4/01/2011 collateralized by $36,085,000 Federal Home Loan Mortgage Corp., 4.125% due 5/12/2025 valued at $35,769,256 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $35,067,817)	35,067,817

	Total Investments – 99.9% (Identified Cost $846,073,240)(a)	1,144,905,921
	Other assets less liabilities—0.1%	1,447,067

	Net Assets – 100.0%	$1,146,352,988

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
	At March 31, 2011, the net unrealized appreciation on investments based on a cost of $846,075,914 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$306,575,976
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(7,745,969)

	Net unrealized appreciation	$298,830,007

(b)	Non-income producing security.

REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Small Cap Value Fund – continued

Industry Summary at March 31, 2011 (Unaudited)

Commercial Banks	7.3%
Machinery	5.5
Electronic Equipment, Instruments & Components	5.1
Chemicals	4.9
Insurance	3.9
Oil, Gas & Consumable Fuels	3.7
Food Products	3.5
Media	3.4
Commercial Services & Supplies	3.2
Energy Equipment & Services	3.0
Specialty Retail	2.7
Capital Markets	2.6
Electrical Equipment	2.5
Semiconductors & Semiconductor Equipment	2.4
REITs – Apartments	2.4
Communications Equipment	2.2
Metals & Mining	2.2
Hotels, Restaurants & Leisure	2.0
Electric Utilities	2.0
Other Investments, less than 2% each	32.3
Short-Term Investments	3.1

Total Investments	99.9
Other assets less liabilities	0.1

Net Assets	100.0%

See accompanying notes to financial statements.

23  |

Statements of Assets And Liabilities

March 31, 2011 (Unaudited)

	Small Cap Growth Fund	Small Cap Value Fund
ASSETS
Investments at cost	$190,866,092	$846,073,240
Net unrealized appreciation	63,534,135	298,832,681

Investments at value	254,400,227	1,144,905,921
Receivable for Fund shares sold	2,759,371	1,189,404
Receivable for securities sold	2,493,718	3,596,864
Dividends receivable	11,807	1,023,887

TOTAL ASSETS	259,665,123	1,150,716,076

LIABILITIES
Payable for securities purchased	9,412,848	2,599,458
Payable for Fund shares redeemed	419,498	822,884
Management fees payable (Note 5)	165,921	625,040
Deferred Trustees’ fees (Note 5)	61,666	128,955
Administrative fees payable (Note 5)	9,006	44,333
Other accounts payable and accrued expenses	59,701	142,418

TOTAL LIABILITIES	10,128,640	4,363,088

NET ASSETS	$249,536,483	$1,146,352,988

NET ASSETS CONSIST OF:
Paid-in capital	$256,543,687	$925,364,035
Distributions in excess of net investment income/Accumulated net investment (loss)	(979,364)	(570,274)
Accumulated net realized loss on investments	(69,561,975)	(77,273,454)
Net unrealized appreciation on investments	63,534,135	298,832,681

NET ASSETS	$249,536,483	$1,146,352,988

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$120,790,368	$582,154,282

Shares of beneficial interest	6,500,074	20,253,147

Net asset value, offering and redemption price per share	$18.58	$28.74

Retail Class:
Net assets	$128,746,115	$473,307,134

Shares of beneficial interest	7,179,209	16,613,259

Net asset value, offering and redemption price per share	$17.93	$28.49

Admin Class:
Net assets	$—	$90,891,572

Shares of beneficial interest	—	3,247,518

Net asset value, offering and redemption price per share	$—	$27.99

See accompanying notes to financial statements.

|  24

Statements of Operations

For the Six Months Ended March 31, 2011 (Unaudited)

	Small Cap Growth Fund	Small Cap Value Fund
INVESTMENT INCOME
Dividends	$103,003	$7,729,887

Expenses
Management fees (Note 5)	678,739	3,876,424
Service and distribution fees (Note 5)	123,948	744,175
Administrative fees (Note 5)	42,270	241,468
Trustees’ fees and expenses (Note 5)	13,834	24,363
Transfer agent fees and expenses (Notes 5 and 6)	95,109	631,451
Audit and tax services fees	18,507	21,221
Custodian fees and expenses	12,298	19,242
Legal fees	1,772	11,302
Registration fees	22,072	32,931
Shareholder reporting expenses	14,740	70,671
Miscellaneous expenses	5,390	17,116

Total expenses	1,028,679	5,690,364
Fee/expense recovery (Note 5)	20,355	—
Less waiver and/or expense reimbursement (Note 5)	(20,098)	(294,480)

Net expenses	1,028,936	5,395,884

Net investment income (loss)	(925,933)	2,334,003

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on:
Investments	17,120,406	71,963,853
Net change in unrealized appreciation (depreciation) on:
Investments	34,048,054	161,720,968

Net realized and unrealized gain on investments	51,168,460	233,684,821

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$50,242,527	$236,018,824

See accompanying notes to financial statements.

25  |

Statements of Changes in Net Assets

Small Cap Growth Fund	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010
FROM OPERATIONS:
Net investment income (loss)	$(925,933)	$(1,245,082)
Net realized gain on investments	17,120,406	14,954,786
Net change in unrealized appreciation (depreciation) on investments	34,048,054	10,136,058

Net increase in net assets resulting from operations	50,242,527	23,845,762

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	—	—
Retail Class	—	—
Admin Class	—	—

Total distributions	—	—

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	71,448,603	(17,035,340)

Net increase (decrease) in net assets	121,691,130	6,810,422
NET ASSETS
Beginning of the period	127,845,353	121,034,931

End of the period	$249,536,483	$127,845,353

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME/ACCUMULATED NET INVESTMENT (LOSS)	$(979,364)	$(53,431)

Small Cap Value Fund	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010
FROM OPERATIONS:
Net investment income (loss)	$2,334,003	$3,463,326
Net realized gain on investments	71,963,853	58,619,537
Net change in unrealized appreciation (depreciation) on investments	161,720,968	34,774,717

Net increase in net assets resulting from operations	236,018,824	96,857,580

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	(3,276,432)	(1,798,397)
Retail Class	(1,768,636)	(522,660)
Admin Class	(178,569)	—

Total distributions	(5,223,637)	(2,321,057)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	3,327,416	(150,208,179)

Net increase (decrease) in net assets	234,122,603	(55,671,656)
NET ASSETS
Beginning of the period	912,230,385	967,902,041

End of the period	$1,146,352,988	$912,230,385

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME/ACCUMULATED NET INVESTMENT (LOSS)	$(570,274)	$2,319,360

See accompanying notes to financial statements.

|  26

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)(b)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income (b)	Distributions from net realized capital gains	Total distributions
SMALL CAP GROWTH FUND

Institutional Class
3/31/2011(g)	$14.03	$(0.07)		$4.62	$4.55	$—	$—	$—
9/30/2010	11.58	(0.11	)(i)	2.56	2.45	—	—	—
9/30/2009	13.07	(0.07)		(1.42)	(1.49)	—	—	—
9/30/2008	15.87	(0.07)		(2.73)	(2.80)	—	—	—
9/30/2007	12.00	(0.06	)(j)	3.93	3.87	—	—	—
9/30/2006	11.08	(0.08)		0.99	0.91	—	—	—

Retail Class
3/31/2011(g)	13.55	(0.09)		4.47	4.38	—	—	—
9/30/2010	11.21	(0.13	)(i)	2.47	2.34	—	—	—
9/30/2009	12.69	(0.09)		(1.39)	(1.48)	—	—	—
9/30/2008	15.45	(0.10)		(2.66)	(2.76)	—	—	—
9/30/2007	11.71	(0.09	)(j)	3.83	3.74	—	—	—
9/30/2006	10.84	(0.11)		0.97	0.86	—	—	—
SMALL CAP VALUE FUND

Institutional Class
3/31/2011(g)	$22.93	$0.08		$5.89	$5.97	$(0.16)	$—	$(0.16)
9/30/2010	20.66	0.11		2.23	2.34	(0.07)	—	(0.07)
9/30/2009	22.01	0.09		(1.32)	(1.23)	(0.11)	(0.01)	(0.12)
9/30/2008	28.77	0.11	(k)	(4.03)	(3.92)	(0.06)	(2.78)	(2.84)
9/30/2007	27.69	0.12	(j)(l)	4.29	4.41	(0.17)	(3.16)	(3.33)
9/30/2006	27.43	0.13		2.70	2.83	(0.15)	(2.42)	(2.57)

Retail Class
3/31/2011(g)	22.71	0.04		5.85	5.89	(0.11)	—	(0.11)
9/30/2010	20.47	0.06		2.21	2.27	(0.03)	—	(0.03)
9/30/2009	21.79	0.04		(1.30)	(1.26)	(0.05)	(0.01)	(0.06)
9/30/2008	28.52	0.05	(k)	(4.00)	(3.95)	—	(2.78)	(2.78)
9/30/2007	27.46	0.04	(j)(l)	4.28	4.32	(0.10)	(3.16)	(3.26)
9/30/2006	27.23	0.06		2.67	2.73	(0.08)	(2.42)	(2.50)

Admin Class
3/31/2011(g)	22.30	0.01		5.73	5.74	(0.05)	—	(0.05)
9/30/2010	20.11	0.00		2.19	2.19	—	—	—
9/30/2009	21.40	0.00		(1.28)	(1.28)	(0.00)	(0.01)	(0.01)
9/30/2008	28.13	(0.01	)(k)	(3.94)	(3.95)	—	(2.78)	(2.78)
9/30/2007	27.14	(0.03	)(j)(l)	4.22	4.19	(0.04)	(3.16)	(3.20)
9/30/2006	26.94	(0.01)		2.65	2.64	(0.02)	(2.42)	(2.44)

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Effective June 1, 2009, redemption fees were eliminated.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(g)	For the six months ended March 31, 2011 (Unaudited).
(h)	Includes fee/expense recovery of 0.05%.

See accompanying notes to financial statements.

27  |

				Ratios to Average Net Assets:
Redemption fees (b)(c)	Net asset value, end of the period	Total return (%) (d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (e)		Net investment income (loss) (%) (e)		Portfolio turnover rate (%)

$—	$18.58	32.43	$120,790	1.00	(h)	1.00	(h)	(0.89)		39
—	14.03	21.16	52,501	1.00		1.06		(0.85	)(i)	69
—	11.58	(11.40)	45,557	1.00		1.01		(0.68)		107
0.00	13.07	(17.64)	44,540	1.00		1.01		(0.47)		92
0.00	15.87	32.25	28,088	1.00		1.23		(0.47)		83
0.01	12.00	8.30	20,414	1.00		1.38		(0.69)		100

—	17.93	32.32	128,746	1.25		1.29		(1.14)		39
—	13.55	20.87	75,344	1.25		1.39		(1.10	)(i)	69
—	11.21	(11.66)	75,478	1.25		1.43		(0.93)		107
0.00	12.69	(17.86)	79,897	1.25		1.42		(0.70)		92
0.00	15.45	31.94	20,924	1.25		1.50		(0.66)		83
0.01	11.71	8.03	2,981	1.25		1.92		(0.94)		100

$—	$28.74	26.11	$582,154	0.90		0.93		0.60		25
—	22.93	11.39	454,853	0.90		0.94		0.50		52
0.00	20.66	(5.42)	506,324	0.90		0.94		0.52		55
0.00	22.01	(15.02)	553,268	0.89		0.89		0.47		61
0.00	28.77	17.02	534,776	0.89		0.89		0.43		57
0.00	27.69	11.17	442,714	0.89	(m)	0.89	(m)	0.47		62

—	28.49	25.96	473,307	1.15		1.22		0.34		25
—	22.71	11.10	383,934	1.15		1.24		0.26		52
0.00	20.47	(5.66)	387,383	1.15		1.31		0.26		55
0.00	21.79	(15.21)	464,525	1.15		1.27		0.21		61
0.00	28.52	16.74	465,055	1.15		1.24		0.15		57
0.00	27.46	10.87	291,690	1.15		1.20		0.21		62

—	27.99	25.78	90,892	1.40		1.52		0.10		25
—	22.30	10.89	73,443	1.40		1.56		0.02		52
0.00	20.11	(5.93)	74,195	1.40		1.77		0.02		55
0.00	21.40	(15.44)	77,855	1.40		1.68		(0.04)		61
0.00	28.13	16.41	76,783	1.40		1.56		(0.10)		57
0.00	27.14	10.59	64,367	1.40		1.46		(0.04)		62

(i)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.12) and $(0.14) for Institutional Class and Retail Class, respectively, and the ratio of net investment loss to average net assets would have been (0.92)% and (1.17)% for Institutional Class and Retail Class, respectively.
(j)	Includes a non-recurring payment of $0.01 per share and $0.00 per share for Small Cap Growth Fund and Small Cap Value Fund, respectively.
(k)	Includes a non-recurring dividend of $0.02 per share.
(l)	Includes a non-recurring dividend of $0.05 per share.
(m)	Includes fee/expense recovery of 0.02%.

See accompanying notes to financial statements.

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Notes to Financial Statements

March 31, 2011 (Unaudited)

1.  Organization. Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Funds I:

Loomis Sayles Small Cap Value Fund (the “Small Cap Value Fund”)

Loomis Sayles Funds II:

Loomis Sayles Small Cap Growth Fund (the “Small Cap Growth Fund”)

Each Fund offers Institutional Class Shares and Retail Class Shares. In addition, Small Cap Value Fund offers Admin Class Shares.

Most expenses of the Trusts can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in the Trusts. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to period-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.   Valuation. Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most

29  |

Notes to Financial Statements – continued

March 31, 2011 (Unaudited)

recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Investments in other open-end investment companies are valued at their net asset value each day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

b.  Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT

|  30

Notes to Financial Statements – continued

March 31, 2011 (Unaudited)

distribution information available. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Federal and Foreign Income Taxes. Each Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of March 31, 2011 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next six months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

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Notes to Financial Statements – continued

March 31, 2011 (Unaudited)

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

e.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as expired capital loss carryforwards, distribution redesignations and net operating losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to securities lending collateral gain/loss adjustment, deferred Trustees’ fees and wash sales. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the year ended September 30, 2010 was as follows:

	2010 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
Small Cap Growth Fund	$—	$—	$—
Small Cap Value Fund	2,321,057	—	2,321,057

As of September 30, 2010, the capital loss carryforwards were as follows:

Capital loss carryforward:	Small Cap Growth Fund	Small Cap Value Fund
Expires September 30, 2011	$(59,283,040)	$—
Expires September 30, 2017	(14,995,800)	(88,137,321)
Expires September 30, 2018	(11,885,718)	(58,500,125)

Total capital loss carryforward	$(86,164,558)	$(146,637,446)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for capital losses to be carried forward indefinitely. Rules in effect as of the report date limit the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after effective date of the Act must be

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Notes to Financial Statements – continued

March 31, 2011 (Unaudited)

fully used before capital loss carryforwards generated in taxable years prior to effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

f.  Repurchase Agreements. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

g.  Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the six months ended March 31, 2011, none of the Funds had loaned securities under this agreement.

h.  Indemnifications. Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in

33  |

Notes to Financial Statements – continued

March 31, 2011 (Unaudited)

determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2011, at value:

Small Cap Growth Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total
Common Stocks	$238,295,871	$—	$—	$238,295,871
Short-Term Investments	—	16,104,356	—	16,104,356

Total	$238,295,871	$16,104,356	$—	$254,400,227

(a) Major categories of the Fund’s investments are included in the Portfolio of Investments.

Small Cap Value Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total
Common Stocks	$1,109,838,104	$—	$—	$1,109,838,104
Short-Term Investments	—	35,067,817	—	35,067,817

Total	$1,109,838,104	$35,067,817	$—	$1,144,905,921

(a)	Major categories of the Fund’s investments are included in the Portfolio of Investments.

4.  Purchases and Sales of Securities. For the six months ended March 31, 2011, purchases and sales of securities (excluding short-term investments) were as follows:

Fund	Purchases	Sales
Small Cap Growth Fund	$132,000,138	$68,953,957
Small Cap Value Fund	247,614,342	273,055,808

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Notes to Financial Statements – continued

March 31, 2011 (Unaudited)

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

Fund	Percentage of Average Daily Net Assets
Small Cap Growth Fund	0.75%
Small Cap Value Fund	0.75%

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until January 31, 2012 and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings.

For the six months ended March 31, 2011, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Retail Class	Admin Class
Small Cap Growth Fund	1.00%	1.25%	—
Small Cap Value Fund	0.90%	1.15%	1.40%

Loomis Sayles shall be permitted to recover expenses it has borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the six months ended March 31, 2011, the management fees for each Fund were as follows:

Fund	Management Fees	Percentage of Average Daily Net Assets
Small Cap Growth Fund	$678,739	0.75%
Small Cap Value Fund	3,876,424	0.75%

For the six months ended March 31, 2011, class-specific expenses have been reimbursed as follows:

	Reimbursement[1]
Fund	Institutional Class	Retail Class	Admin Class	Total
Small Cap Growth Fund	$—	$20,098	$—	$20,098
Small Cap Value Fund	83,694	160,951	49,835	294,480

1Expense reimbursements are subject to possible recovery until September 30, 2012.

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Notes to Financial Statements – continued

March 31, 2011 (Unaudited)

For the six months ended March 31, 2011, expense reimbursements related to the prior fiscal year were recovered as follows:

	Recovered Expenses
Fund	Institutional Class	Retail Class	Total
Small Cap Growth Fund	$20,355	$—	$20,355

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees. Natixis Distributors, L.P. (“Natixis Distributors”), a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, Small Cap Growth Fund and Small Cap Value Fund have adopted a Distribution Plan relating to each Fund’s Retail Class shares (the “Retail Class Plans”) and Small Cap Value Fund has adopted a Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the Retail Class Plans, each Fund pays Natixis Distributors a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Retail Class shares, as compensation for services provided by Natixis Distributors in connection with the marketing or sale of Retail Class shares or for payments made by Natixis Distributors to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Retail Class shares, or for providing personal services to investors and/or maintenance of shareholder accounts.

Under the Admin Class Plan, Small Cap Value Fund pays Natixis Distributors a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by Natixis Distributors in connection with the marketing or sale of Admin Class shares or for payments made by Natixis Distributors to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of Small Cap Value Fund may pay Natixis Distributors an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

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Notes to Financial Statements – continued

March 31, 2011 (Unaudited)

For the six months ended March 31, 2011, the Funds paid the following service and distribution fees:

	Service Fees	Distribution Fees
Fund	Admin Class	Retail Class	Admin Class
Small Cap Growth Fund	$—	$123,948	$—
Small Cap Value Fund	103,146	537,883	103,146

c.  Administrative Fees. Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Natixis Cash Management Trust, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis. New funds are subject to a fee for the first twelve months of operations of $75,000 plus $12,500 per additional class and an additional $75,000 if managed by multiple subadvisers.

For the six months ended March 31, 2011, each Fund paid the following administrative fees to Natixis Advisors:

Fund	Administrative Fees
Small Cap Growth Fund	$42,270
Small Cap Value Fund	241,468

d.  Sub-Transfer Agent Fees. Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds’ transfer agent. Accordingly, the Funds agreed to pay a portion of the intermediary fees attributable to shares of the Fund held by the intermediaries (which generally is a percentage of the value of shares held) not to exceed what the Funds would have paid its transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediaries. Natixis Distributors pays the remainder of the fees.

37  |

Notes to Financial Statements – continued

March 31, 2011 (Unaudited)

For the six months ended March 31, 2011, the Funds paid the following sub-transfer agent fees, which are reflected in transfer agent fees and expenses in the Statements of Operations:

	Sub-Transfer Agent Fees
Fund	Institutional Class	Retail Class	Admin Class
Small Cap Growth Fund	$21,215	$29,301	$—
Small Cap Value Fund	209,839	274,357	74,719

e.  Trustees Fees and Expenses. The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $250,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $80,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at an annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

f.  Payments by Affiliates. For the six months ended March 31, 2011, Loomis Sayles reimbursed Small Cap Growth Fund $36 for losses incurred in connection with a trading error.

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Notes to Financial Statements – continued

March 31, 2011 (Unaudited)

6.  Class Specific Expenses. For the six months ended March 31, 2011, the Funds paid the following class-specific transfer agent fees and expenses (including sub-transfer agent fees):

	Transfer Agent Fees and Expenses
Fund	Institutional Class	Retail Class	Admin Class
Small Cap Growth Fund	$22,608	$72,501	$—
Small Cap Value Fund	253,033	301,579	76,839

7.   Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

Effective April 21, 2011, each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, will participate in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that will participate in the line of credit. Interest will be charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, will be accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the six months ended March 31, 2011, none of the Funds had borrowings under these agreements.

8.  Brokerage Commission Recapture. Each Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains on investments in the Statements of Operations. For the six months ended March 31, 2011, amounts rebated under these agreements were as follows:

Fund	Rebates
Small Cap Growth Fund	$10,256
Small Cap Value Fund	67,389

9.  Concentration of Ownership. At March 31, 2011, Loomis Sayles Funded Pension Plan and Trust (“Pension Plan”) and the Loomis Sayles Employees’ Profit Sharing Retirement Plan (“Retirement Plan”) held shares of beneficial interest in the Funds as follows:

Fund	Pension Plan	Retirement Plan
Small Cap Growth Fund	356,240	420,374
Small Cap Value Fund	394,254	730,654

39  |

Notes to Financial Statements – continued

March 31, 2011 (Unaudited)

From time to time, the Funds may have a concentration of several shareholders having a significant percentage of shares outstanding. Investment activities of these shareholders could have material impacts on the Funds. As of March 31, 2011, one shareholder account owned more than 5% of Small Cap Growth Fund’s total outstanding shares, representing 5.30% of the Fund’s net assets. Such ownership may be beneficially held by individuals or entities other than the owner of record.

10.  Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Small Cap Growth Fund
	Six Months Ended March 31, 2011		Year Ended September 30, 2010
Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	3,332,975	$55,477,806	942,038	$12,157,438
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(575,534)	(9,643,306)	(1,134,399)	(14,055,822)

Net change	2,757,441	$45,834,500	(192,361)	$(1,898,384)

Retail Class
Issued from the sale of shares	2,572,111	$40,906,269	1,649,726	$20,206,682
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(951,624)	(15,292,166)	(2,822,162)	(35,343,638)

Net change	1,620,487	$25,614,103	(1,172,436)	$(15,136,956)

Increase (decrease) from capital share transactions	4,377,928	$71,448,603	(1,364,797)	$(17,035,340)

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Notes to Financial Statements – continued

March 31, 2011 (Unaudited)

10.  Capital Shares (continued)

	Small Cap Value Fund
	Six Months Ended March 31, 2011		Year Ended September 30, 2010
Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	1,940,008	$51,491,304	2,602,888	$56,206,503
Issued in connection with the reinvestment of distributions	114,244	3,053,734	80,409	1,643,559
Redeemed	(1,635,183)	(43,226,771)	(7,355,313)	(156,910,081)

Net change	419,069	$11,318,267	(4,672,016)	$(99,060,019)

Retail Class
Issued from the sale of shares	1,288,707	$33,912,104	1,882,548	$40,646,183
Issued in connection with the reinvestment of distributions	66,486	1,762,558	25,691	521,021
Redeemed	(1,647,759)	(42,551,105)	(3,929,781)	(84,156,249)

Net change	(292,566)	$(6,876,443)	(2,021,542)	$(42,989,045)

Admin Class
Issued from the sale of shares	630,020	$16,316,416	995,292	$21,022,763
Issued in connection with the reinvestment of distributions	5,109	133,140	—	—
Redeemed	(681,741)	(17,563,964)	(1,389,922)	(29,181,878)

Net change	(46,612)	$(1,114,408)	(394,630)	$(8,159,115)

Increase (decrease) from capital share transactions	79,891	$3,327,416	(7,088,188)	$(150,208,179)

41  |

Loomis Sayles High Income Opportunities Fund

Loomis Sayles Securitized Asset Fund

SEMIANNUAL REPORT

MARCH 31, 2011

LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND

Fund and manager review

FUND FACTS

Managers:

Matthew Eagan, CFA

Dan Fuss, CFA, CIC

Kathleen Gaffney, CFA

Elaine Stokes

Symbol:

Institutional Class	LSIOX

Objective:

High current income.

Capital appreciation is the Fund’s secondary objective.

Strategy:

Invests substantially all of its assets, and may invest up to 100% of its assets, in high income securities. High income securities are fixed-income securities that Loomis Sayles believes have the potential to generate relatively high levels of current income.

Fund Inception Date:

April 12, 2004

Net Assets:

$70.7 million

Market Conditions

Strong technical and fundamental factors helped keep the high-yield and equity markets resilient throughout the six-month period, despite several negative events, including headline risk in Japan, the Middle East and North Africa, concerns about European sovereign debt and ratings downgrades for corporate credits in peripheral euro zone countries. The yield curve steadily steepened during the period, driven mostly by shifting growth expectations as economic data continued to improve. With the curve so steep, investors are being compensated for investing further along on the yield curve.

Performance Results

For the six months ended March 31, 2011, Loomis Sayles High Income Opportunities Fund returned 9.06%. The fund outperformed its benchmark, the Barclays Capital U.S. Corporate High-Yield Bond Index, which returned 7.23% for the period.

Explanation of Fund Performance

Our out-of-benchmark allocation to convertible securities made the largest contribution to the fund’s relative return for the period. In particular, strong underlying equity performance from the communications, automotive, technology and healthcare industries drove the favorable performance. In addition, issue selection remained critical within the high-yield space, where we focused on credits with positive fundamentals, low default probability and solid balance sheets. Within the high-yield sector, industrials contributed significantly to absolute and relative performance, particularly among holdings in the technology, communications and energy industries. High-yield utilities also contributed positively, with electric names buoying the sector.

With the yield curve steepening significantly during the period, the fund’s longer duration weighed on performance. The fund had considerable exposure to the middle and the longer portions of the curve. In addition, while exposure to the consumer non-cyclical sector helped on an absolute basis, it weighed on relative performance. Lackluster returns from issues in the pharmaceutical, supermarket, and food and beverage industries put downward pressure on the sector.

Outlook

Strong liquidity, markets in transition, geopolitical turmoil, continued economic recovery and tragic natural disasters garnered significant attention from market participants during the first quarter of 2011. Many of these themes will continue to dominate investor consciousness going forward.

We believe markets remain in transition regarding interest rates, with pressures building both globally and domestically. Globally, growth in many areas of the world remains robust; however, inflation concerns have begun to attract attention. Central banks will likely continue to shift toward less accommodative policy as 2011 progresses. We anticipate the Federal Reserve Board’s program of Treasury purchases in the United States, which is referred to as “QE2” (short for quantitative easing), will end during the second quarter and believe the U.S. economic recovery has sufficient momentum to continue expanding without outsized government stimulus.

Our assessment of the fundamental underpinnings of the corporate sector remains positive. In general, corporations are proceeding conservatively with regard to hiring and capital expenditures. Merger and acquisition activity has increased recently, and we believe there is room for more growth in that space. Valuations in the corporate bond space are generally fair, with investor demand for yield providing support and liquidity to the high-yield, investment-grade and convertible sectors.

We continue to position the fund for global economic recovery, as well as a gradual upward bias in interest rates. We continue to emphasize yield advantage, global diversification and specific bond picking within the fund.

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LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND

Average Annual Returns

March 31, 2011

	6 months	1 year	5 years	Since Inception(a)
Institutional Class (Inception 4/12/04)	9.06%	15.86%	8.95%	9.17%

COMPARATIVE PERFORMANCE
Barclays Capital U.S. Corporate High-Yield Bond Index(b)	7.23	14.31	9.12	8.55
Lipper High Current Yield Funds Index(b)	7.91	14.15	6.87	6.91

Expense Ratio(c)
Institutional Class: 0.00%

Cumulative Performance

Inception to March 31, 2011

Data quoted reflects past performance and cannot guarantee future results. Total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized.

(a)	Since Index performance data is not available coincident with the fund’s inception date, the beginning value of the Index is the value of the month-end closest to the fund’s inception date.
(b)	See page 5 for a description of the indices.
(c)

The amount shown under Expense Ratio is 0.00% to reflect the fact that the fund does not pay any advisory, administration or distribution and service fees, and that Loomis Sayles has agreed to pay certain expenses of the fund.

What You Should Know

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

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LOOMIS SAYLES SECURITIZED ASSET FUND

Fund and manager review

FUND FACTS

Managers:

Clifton Rowe, CFA

Alessandro Pagani, CFA

Symbol:

Institutional Class	LSSAX

Objective:

High level of current income consistent with capital preservation.

Strategy:

Invests at least 80% of its net assets (plus any borrowings made for investment purposes) in a diversified portfolio of securitized assets, such as mortgage-backed and other asset-backed securities.

Fund Inception Date:

March 2, 2006

Net Assets:

$690.2 million

Market Conditions

Sentiment generally remained healthy in the domestic financial markets, despite disruptions abroad, including sovereign debt concerns in Europe, civil unrest in the Middle East and North Africa and the earthquake in Japan. While the Federal Reserve Board (the Fed) maintained its low-interest-rate policy, stronger macroeconomic data and improved economic growth prospects caused market interest rates to increase slightly. Against a backdrop of low interest rates, investor demand for yield in the U.S. fixed-income markets persisted. Sectors offering a yield advantage benefited.

Performance Results

For the six months ended March 31, 2011, Loomis Sayles Securitized Asset Fund returned 2.29%. The fund outperformed its benchmark, the Barclays Capital U.S. Securitized Bond Index, which returned 0.97% for the period.

Explanation of Fund Performance

A combination of favorable security selection and yield curve positioning helped the fund outperform its benchmark for the six-month period. In addition, our overweight allocation to commercial mortgage-backed securities (CMBS) contributed favorably to performance. The fund’s holdings were primarily senior securities well protected from credit risk and offering compelling value. We acquired the majority of the fund’s CMBS in late 2008 and early 2009, when prices were severely depressed. Since then, they have experienced significant price appreciation, driven by investor demand for yield. In the asset-backed securities (ABS) segment, we favored high quality issues, including auto equipment-backed securities, which performed well. The fund’s shorter average duration also contributed positively, as improving economic growth prospects caused rates to rise across the curve. Duration is a measure of interest-rate sensitivity.

Overall, the fund’s higher quality securities detracted from relative performance due to investor preference for lower quality securities during the period, but returns were still positive. Also, a substantial underweight to the 30-year mortgage-backed sector, which outperformed the benchmark, had a slightly negative influence on relative performance. The fund’s overweight allocation to the ABS space detracted from relative results, but this was offset by strong security selection and shorter relative duration within the sector.

Outlook

We expect the Fed will continue its current interest rate policy well into 2011. In the intermediate term, we anticipate interest rates will gradually increase as modest economic growth persists. We are maintaining overweights in CMBS and ABS, and while we expect fundamental weakness to persist in the mortgage and consumer loan market, we believe the securities we currently hold are protected from significant credit risk and can continue to offer favorable risk-adjusted returns. Furthermore, we expect our government-sponsored enterprise (GSE) mortgage positions to benefit from a relatively stable interest rate environment. This sector continues to offer a modest yield advantage with strong credit quality. We will continue to look for opportunities to take advantage of the steep yield curve and will focus on income, rather than price appreciation.

3  |

LOOMIS SAYLES SECURITIZED ASSET FUND

Average Annual Returns

March 31, 2011

	6 months	1 year	5 years	Since inception(a)
Institutional Class (Inception 3/2/06)	2.29%	8.47%	7.80%	7.61%

Comparative Performance
Barclays Capital U.S. Securitized Bond Index(b)	0.97	5.01	6.31	6.03
Lipper U.S. Mortgage Funds Index(b)	0.61	5.20	5.63	5.40

Expense Ratio(c)
Institutional Class: 0.00%

Cumulative Performance

Inception to March 31, 2011

Data quoted reflects past performance and cannot guarantee future results. Total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized.

(a)	Since Index performance data is not available coincident with the fund’s inception date, the beginning value of the Index is the value of the month-end closest to the fund’s inception date.
(b)	See page 5 for a description of the indices.
(c)

The amount shown under Expense Ratio is 0.00% to reflect the fact that the fund does not pay any advisory, administration or distribution and service fees, and that Loomis Sayles has agreed to pay certain expenses of the fund.

What you should know

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

Index Definitions

Barclays Capital U.S. Corporate High-Yield Bond Index is an unmanaged index that covers the U.S.-dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

Barclays Capital U.S. Securitized Bond Index is an unmanaged index of asset-backed securities, collateralized mortgage-backed securities (ERISA-eligible), and fixed-rate mortgage-backed securities.

Lipper High Current Yield Funds Index is an unmanaged index that tracks the average performance of the 30 largest high current yield funds according to Lipper Inc.

Lipper U.S. Mortgage Funds Index is an unmanaged index that tracks the average performance of the 30 largest U.S. mortgage funds according to Lipper Inc.

Source: Lipper, Inc.

Proxy Voting Information

A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, (i) by calling Loomis Sayles at 800-633-3330; (ii) on the Funds’ website, www.loomissayles.com, and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010 is available on (i) the Funds’ website and (ii) the SEC’s website.

Quarterly Portfolio Schedules

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

UNDERSTANDING FUND EXPENSES

Typically, mutual fund shareholders incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution fees (12b-1 fees), and other fund expenses. However, the Funds are unlike other mutual funds; they do not charge any fees or expenses.

You should be aware that shares in the Funds are available only to institutional investment advisory clients of Loomis, Sayles & Company, L.P. (“Loomis Sayles”) and Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) and to participants in “wrap fee” programs sponsored by broker dealers and investment advisers that may be affiliated or unaffiliated with the Funds, Loomis Sayles or Natixis Advisors. The institutional investment advisory clients of Loomis Sayles and Natixis Advisors pay Loomis Sayles or Natixis Advisors a fee for their investment advisory services, while participants in “wrap fee” programs pay a “wrap fee” to the program’s sponsor. The “wrap fee” program sponsors, in turn, pay a fee to Natixis Advisors. “Wrap fee” program participants should read carefully the wrap fee brochure provided to them by their program’s sponsor and the fees paid by such sponsor to Natixis Advisors. Shareholders pay no additional fees or expenses to purchase shares of the Funds. However, shareholders will indirectly pay a proportionate share of those costs, such as brokerage commissions, taxes and extraordinary expenses, that are borne by the Funds through a reduction in each Fund’s net asset value.

The first line in each Fund’s table shows the actual amount of Fund expenses ($0) you would have paid on a $1,000 investment in the Fund from October 1, 2010 through March 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual Fund returns and expenses.

The second line in each Fund’s table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio (0%) and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5  |

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Loomis Sayles High Income Opportunities Fund

Institutional Class	Beginning Account Value 10/1/2010	Ending Account Value 3/31/2011	Expenses Paid During Period* 10/1/2010 – 3/31/2011
Actual	$1,000.00	$1,090.60	$0.00
Hypothetical (5% return before expenses)	$1,000.00	$1,024.93	$0.00

*   Expenses are equal to the Fund’s annualized expense ratio: 0.00%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

Loomis Sayles Securitized Asset Fund

Institutional Class	Beginning Account Value 10/1/2010	Ending Account Value 3/31/2011	Expenses Paid During Period* 10/1/2010 – 3/31/2011
Actual	$1,000.00	$1,022.90	$0.00
Hypothetical (5% return before expenses)	$1,000.00	$1,024.93	$0.00

*   Expenses are equal to the Fund’s annualized expense ratio: 0.00%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

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Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles High Income Opportunities Fund

Principal Amount	Description	Value (†)

Bonds and Notes – 85.6% of Net Assets

Non-Convertible Bonds – 73.8%

	ABS Home Equity – 1.0%
$80,000	Countrywide Asset-Backed Certificates, Series 2004-13, Class AF5B, 5.103%, 5/25/2035	$67,927
75,000	New Century Home Equity Loan Trust, Series 2005-1, Class M3, 0.770%, 3/25/2035(b)	47,907
125,000	New Century Home Equity Loan Trust, Series 2005-2, Class M2, 0.700%, 6/25/2035(b)	96,204
75,000	Park Place Securities, Inc., Series 2004-WCW2, Class M2, 0.900%, 10/25/2034(b)	58,468
225,000	Park Place Securities, Inc., Series 2005-WCW2, Class M1, 0.750%, 7/25/2035(b)	165,592
109,858	Saxon Asset Securities Trust, Series 2004-3, Class M2, 0.900%, 12/26/2034(b)	91,981
116,391	Structured Asset Investment Loan Trust, Series 2004-9, Class M1, 0.900%, 10/25/2034(b)	73,743
143,306	Structured Asset Securities Corp., Series 2007-EQ1, Class A2, 0.340%, 3/25/2037(b)	103,874

		705,696

	ABS Other – 0.1%
60,873	Diamond Resorts Owner Trust, Series 2009-1, Class B, 12.000%, 3/20/2026, 144A	57,520

	Aerospace & Defense – 1.2%
885,000	Bombardier, Inc., 7.450%, 5/01/2034, 144A	849,600

	Airlines – 2.6%
20,294	American Airlines Pass Through Trust, Series 1993-A6, 8.040%, 9/16/2011	20,294
116,114	Continental Airlines Pass Through Trust, Series 1997-1, Class A, 7.461%, 10/01/2016	117,420
38,192	Continental Airlines Pass Through Trust, Series 1997-4, Class B, 6.900%, 7/02/2018	38,097
84,427	Continental Airlines Pass Through Trust, Series 1998-1, Class B, 6.748%, 9/15/2018	85,061
99,555	Continental Airlines Pass Through Trust, Series 1999-1, Class B, 6.795%, 2/02/2020	97,564
6,370	Continental Airlines Pass Through Trust, Series 2000-2, Class B, 8.307%, 10/02/2019	6,433
63,297	Continental Airlines Pass Through Trust, Series 2001-1, Class B, 7.373%, 6/15/2017	63,455

Principal Amount	Description	Value (†)

	Airlines – continued
$198,000	Delta Air Lines, Inc., 9.500%, 9/15/2014, 144A	$210,375
196,224	Delta Air Lines Pass Through Trust, Series 2007-1, Class A, 6.821%, 2/10/2024	202,602
589,535	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024	608,695
381,997	Northwest Airlines, Inc., Series 2007-1, Class B, 8.028%, 11/01/2017	389,637

		1,839,633

	Automotive – 2.9%
139,000	Cummins, Inc., 6.750%, 2/15/2027	145,878
165,000	Ford Motor Co., 6.625%, 2/15/2028	160,213
35,000	Ford Motor Co., 7.125%, 11/15/2025	33,981
775,000	Ford Motor Co., 7.450%, 7/16/2031	839,023
110,000	Ford Motor Co., 7.500%, 8/01/2026	110,440
225,000	Ford Motor Credit Co. LLC, 8.000%, 12/15/2016	255,416
320,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	300,800
200,000	TRW Automotive, Inc., 7.250%, 3/15/2017, 144A	220,000

		2,065,751

	Building Materials – 1.4%
155,000	Masco Corp., 6.500%, 8/15/2032	139,855
130,000	Owens Corning, Inc., 7.000%, 12/01/2036	130,446
720,000	USG Corp., 6.300%, 11/15/2016	676,800
30,000	USG Corp., 9.750%, 1/15/2018	31,425

		978,526

	Chemicals – 2.0%
60,000	Georgia Gulf Corp., 9.000%, 1/15/2017, 144A	65,700
675,000	Hercules, Inc., 6.500%, 6/30/2029	567,844
160,000	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 9.000%, 11/15/2020, 144A	165,900
110,000	Koppers, Inc., 7.875%, 12/01/2019	119,350
148,000	LBI Escrow Corp., 8.000%, 11/01/2017, 144A	163,170
150,000	Methanex Corp., Senior Note, 6.000%, 8/15/2015	150,322
160,000	Momentive Performance Materials, Inc., 9.000%, 1/15/2021, 144A	165,400

		1,397,686

7  |

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Collateralized Mortgage Obligations – 3.3%
$148,471	Adjustable Rate Mortgage Trust, Series 2005-10, Class 5A1, 0.510%, 1/25/2036(b)	$85,064
40,101	American Home Mortgage Investment Trust, Series 2004-3, Class 3A, 2.292%, 10/25/2034(b)	32,821
122,853	Countrywide Alternative Loan Trust, Series 2005-14, Class 2A1, 0.460%, 5/25/2035(b)	81,821
190,339	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-2, Class 2A3, 0.590%, 3/25/2035(b)	120,055
161,334	GSR Mortgage Loan Trust, Series 2005-AR7, Class 2A1, 2.788%, 11/25/2035(b)	144,628
187,807	Impac CMB Trust, Series 2005-3, Class A1, 0.730%, 8/25/2035(b)	137,972
244,692	Lehman Mortgage Trust, Series 2005-3, Class 1A6, 0.750%, 1/25/2036(b)	169,838
257,142	Lehman Mortgage Trust, Series 2007-8, Class 2A1, 6.500%, 9/25/2037	215,614
220,990	Luminent Mortgage Pass Through Trust, Series 2006-6, Class A1, 0.450%, 10/25/2046(b)	151,361
108,813	Master Adjustable Rate Mortgages Trust, Series 2005-2, Class 5A1, 2.637%, 3/25/2035(b)	97,371
315,041	Master Adjustable Rate Mortgages Trust, Series 2007-1, Class I2A1, 0.410%, 1/25/2047(b)	185,632
44,977	MLCC Mortgage Investors, Inc., Series 2004-1, Class 2A1, 2.220%, 12/25/2034(b)	43,198
201,783	Morgan Stanley Mortgage Loan Trust, Series 2007-15AR, Class 2A1, 4.995%, 11/25/2037(b)	140,489
378,884	Residential Accredit Loans, Inc., Series 2006-QA9, Class A1, 0.430%, 11/25/2036(b)	218,282
186,511	WaMu Mortgage Pass Through Certificates, Series 2006-AR11, Class 2A, 2.984%, 9/25/2046(b)	151,657
325,278	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-OC1, Class A1, 0.490%, 1/25/2047(b)	144,222
25,527	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR2, Class 2A2, 2.744%, 3/25/2035(b)	23,029
196,016	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR4, Class 2A2, 2.753%, 4/25/2035(b)	188,946

		2,332,000

Principal Amount	Description	Value (†)

	Construction Machinery – 0.5%
$200,000	RSC Equipment Rental, Inc./ RSC Holdings III LLC, 8.250%, 2/01/2021, 144A	$208,000
140,000	Terex Corp., 8.000%, 11/15/2017	147,525

		355,525

	Consumer Cyclical Services – 0.0%
1,000	KAR Auction Services, Inc., 10.000%, 5/01/2015	1,054

	Consumer Products – 0.2%
120,000	Visant Corp., 10.000%, 10/01/2017	129,600

	Diversified Manufacturing – 0.4%
249,000	Fibria Overseas Finance Ltd., 7.500%, 5/04/2020, 144A	270,165

	Electric – 4.7%
20,000	AES Corp. (The), 8.000%, 10/15/2017	21,500
325,000	AES Corp. (The), 8.000%, 6/01/2020	351,000
51,200	CE Generation LLC, 7.416%, 12/15/2018	52,543
300,000	Dubai Electricity & Water Authority, 7.375%, 10/21/2020, 144A	291,000
525,000	Edison Mission Energy, 7.625%, 5/15/2027	391,125
460,000	NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027(c)	234,600
264,000	NSG Holdings LLC, 7.750%, 12/15/2025, 144A	258,720
345,000	RRI Energy, Inc., 7.875%, 6/15/2017	342,413
160,000	TXU Corp., Series P, 5.550%, 11/15/2014	104,800
1,415,000	TXU Corp., Series Q, 6.500%, 11/15/2024	661,512
515,000	TXU Corp., Series R, 6.550%, 11/15/2034	236,900
365,000	White Pine Hydro Portfolio LLC, 7.260%, 7/20/2015(c)	346,075

		3,292,188

	Food & Beverage – 0.9%
185,000	Blue Merger Sub, Inc., 7.625%, 2/15/2019, 144A	187,544
40,000	Dean Foods Co., 6.900%, 10/15/2017	37,100
300,000	Dean Foods Co., 7.000%, 6/01/2016	286,125
110,000	Marfrig Overseas Ltd., 9.625%, 11/16/2016, 144A	116,600

		627,369

	Gaming – 1.1%
220,000	Caesars Entertainment Operating Co., Inc., 10.000%, 12/15/2018	200,750
290,000	MGM Resorts International, 7.500%, 6/01/2016	274,050

|  8

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Gaming – continued
$145,000	MGM Resorts International, 7.625%, 1/15/2017	$136,843
115,000	MGM Resorts International, 9.000%, 3/15/2020	126,069

		737,712

	Government Owned – No Guarantee – 0.8%
600,000	DP World Ltd., 6.850%, 7/02/2037, 144A	552,000

	Healthcare – 5.6%
5,000	HCA Holdings, Inc., 7.750%, 5/15/2021, 144A	5,213
120,000	HCA, Inc., 6.375%, 1/15/2015	122,400
720,000	HCA, Inc., 6.500%, 2/15/2016	732,600
430,000	HCA, Inc., 7.050%, 12/01/2027	382,700
30,000	HCA, Inc., 7.500%, 12/15/2023	28,350
1,240,000	HCA, Inc., 7.500%, 11/06/2033	1,137,700
160,000	HCA, Inc., 7.690%, 6/15/2025	152,400
40,000	HCA, Inc., 8.360%, 4/15/2024	40,000
200,000	HCA, Inc., MTN, 7.580%, 9/15/2025	188,500
20,000	HCA, Inc., MTN, 7.750%, 7/15/2036	18,700
330,000	Quintiles Transnational Corp., 9.500%, 12/30/2014, 144A(d)	337,425
1,015,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	841,181

		3,987,169

	Home Construction – 1.6%
290,000	KB Home, 7.250%, 6/15/2018	284,200
215,000	Lennar Corp., 6.950%, 6/01/2018	212,850
495,000	Pulte Group, Inc., 6.000%, 2/15/2035	387,337
255,000	Pulte Group, Inc., 6.375%, 5/15/2033	207,188

		1,091,575

	Hybrid ARMs – 0.1%
174,654	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-11, Class 3A3, 3.262%, 4/25/2035(b)	89,215

	Independent Energy – 3.7%
260,000	Pioneer Natural Resources Co., 6.875%, 5/01/2018	282,219
1,320,000	Pioneer Natural Resources Co., 7.200%, 1/15/2028	1,376,479
335,000	QEP Resources, Inc., 6.875%, 3/01/2021	351,750

Principal Amount	Description	Value (†)

	Independent Energy – continued
$620,000	Swift Energy Co., 7.125%, 6/01/2017	$633,950

		2,644,398

	Industrial Other – 0.6%
305,000	Chart Industries, Inc., 9.125%, 10/15/2015	317,962
155,000	Ranhill Labuan Ltd., 12.500%, 10/26/2011, 144A	136,400

		454,362

	Life Insurance – 0.6%
370,000	American International Group, Inc., (fixed rate to 5/15/2038, variable rate thereafter), 8.175%, 5/15/2068	398,213

	Lodging – 0.6%
55,000	Felcor Lodging LP, 10.000%, 10/01/2014	62,837
50,000	Host Marriott LP, Series O, 6.375%, 3/15/2015	51,063
315,000	Royal Caribbean Cruises Ltd., 7.250%, 6/15/2016	337,444

		451,344

	Media Cable – 1.0%
640,000	CSC Holdings LLC, 7.625%, 7/15/2018	700,800

	Media Non-Cable – 0.6%
395,000	Intelsat SA, 11.250%, 2/04/2017	431,538

	Metals & Mining – 0.9%
330,000	ArcelorMittal, 7.000%, 10/15/2039	330,883
80,000	United States Steel Corp., 6.050%, 6/01/2017	82,500
275,000	United States Steel Corp., 6.650%, 6/01/2037	253,000

		666,383

	Non-Captive Consumer – 3.8%
235,000	Residential Capital LLC, 9.625%, 5/15/2015	237,056
65,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	61,082
850,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	726,706
306,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	342,720
200,000	Springleaf Finance Corp., Series H, MTN, 5.375%, 10/01/2012	196,750
100,000	Springleaf Finance Corp., Series I, MTN, 4.875%, 7/15/2012	98,250
220,000	Springleaf Finance Corp., Series I, MTN, 5.850%, 6/01/2013	215,050
100,000	Springleaf Finance Corp., Series J, MTN, 5.200%, 12/15/2011	99,750
500,000	Springleaf Finance Corp., Series J, MTN, 6.500%, 9/15/2017	445,000

9  |

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Non-Captive Consumer – continued
$300,000	Springleaf Finance Corp., Series J, MTN, 6.900%, 12/15/2017	$274,125

		2,696,489

	Non-Captive Diversified – 2.4%
60,000	Ally Financial, Inc., 7.500%, 9/15/2020, 144A	63,975
331,000	Ally Financial, Inc., 8.000%, 11/01/2031	360,790
95,000	Ally Financial, Inc., 8.300%, 2/12/2015	104,144
675,000	CIT Group, Inc., 7.000%, 5/01/2017	675,844
120,000	International Lease Finance Corp., 8.250%, 12/15/2020	131,550
130,000	iStar Financial, Inc., 5.150%, 3/01/2012	129,025
75,000	iStar Financial, Inc., 5.850%, 3/15/2017	65,437
190,000	iStar Financial, Inc., Series B, 5.950%, 10/15/2013	180,025

		1,710,790

	Oil Field Services – 1.5%
680,000	Basic Energy Services, Inc., 7.125%, 4/15/2016	690,200
130,000	Parker Drilling Co., 9.125%, 4/01/2018	139,750
235,000	Pioneer Drilling Co., 9.875%, 3/15/2018	252,625

		1,082,575

	Packaging – 0.1%
100,000	Reynolds Group Holdings Ltd., 8.250%, 2/15/2021, 144A	99,000

	Paper – 1.0%
190,000	Westvaco Corp., 7.950%, 2/15/2031	198,779
455,000	Westvaco Corp., 8.200%, 1/15/2030	485,588

		684,367

	Pharmaceuticals – 0.3%
80,000	Valeant Pharmaceuticals International, 6.750%, 8/15/2021, 144A	75,900
125,000	Valeant Pharmaceuticals International, 7.250%, 7/15/2022, 144A	120,938

		196,838

	Refining – 0.9%
500,000	Petroplus Finance Ltd., 6.750%, 5/01/2014, 144A	490,000
150,000	Petroplus Finance Ltd., 7.000%, 5/01/2017, 144A	142,500

		632,500

	REITs – Shopping Centers – 0.3%
190,000	Developers Diversified Realty Corp., 7.875%, 9/01/2020	217,862

Principal Amount	Description	Value (†)

	Retailers – 3.2%
$155,000	Dillard’s, Inc., 6.625%, 1/15/2018	$152,675
480,000	Dillard’s, Inc., 7.000%, 12/01/2028	427,200
175,000	Dillard’s, Inc., 7.130%, 8/01/2018	176,313
75,000	Dillard’s, Inc., 7.875%, 1/01/2023	73,125
280,000	Foot Locker, Inc., 8.500%, 1/15/2022	282,800
180,000	Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	174,150
985,000	Toys R Us, Inc., 7.375%, 10/15/2018	987,462

		2,273,725

	Supermarkets – 2.2%
70,000	American Stores Co., 8.000%, 6/01/2026	63,350
1,075,000	New Albertson’s, Inc., 7.450%, 8/01/2029	849,250
220,000	New Albertson’s, Inc., 7.750%, 6/15/2026	183,150
30,000	New Albertson’s, Inc., 8.000%, 5/01/2031	24,600
605,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	438,625

		1,558,975

	Technology – 6.3%
90,000	Activant Solutions, Inc., 9.500%, 5/01/2016	92,475
125,000	Advanced Micro Devices, Inc., 7.750%, 8/01/2020	128,437
190,000	Advanced Micro Devices, Inc., 8.125%, 12/15/2017	197,600
3,020,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	2,597,200
290,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	249,400
145,000	CommScope, Inc., 8.250%, 1/15/2019, 144A	151,525
350,000	First Data Corp., 8.250%, 1/15/2021, 144A	349,125
860,000	Nortel Networks Capital Corp., 7.875%, 6/15/2026(e)	632,100
125,000	Nortel Networks Ltd., 6.875%, 9/01/2023(e)	32,500

		4,430,362

	Textile – 0.5%
425,000	Jones Apparel Group, Inc., 6.125%, 11/15/2034	338,938

	Transportation Services – 1.0%
185,000	APL Ltd., 8.000%, 1/15/2024(c)	126,725
25,038	Atlas Air Pass Through Trust, Series 1998-1, Class B, 7.680%, 7/02/2015	24,788
347,188	Atlas Air Pass Through Trust, Series 1998-1, Class C, 8.010%, 7/02/2011(f)	291,638

|  10

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Transportation Services – continued
$155,000	Overseas Shipholding Group, 7.500%, 2/15/2024	$132,913
130,000	Teekay Corp., 8.500%, 1/15/2020	140,887

		716,951

	Wireless – 2.1%
200,000	eAccess Ltd., 8.250%, 4/01/2018, 144A	203,260
520,000	Nextel Communications, Inc., Series C, 5.950%, 3/15/2014	521,300
170,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	170,637
65,000	NII Capital Corp., 7.625%, 4/01/2021	66,463
125,000	NII Capital Corp., 8.875%, 12/15/2019	137,500
446,000	Sprint Capital Corp., 6.875%, 11/15/2028	411,435

		1,510,595

	Wirelines – 9.8%
765,000	Axtel SAB de CV, 7.625%, 2/01/2017, 144A	719,100
300,000	Bakrie Telecom Pte Ltd., 11.500%, 5/07/2015, 144A	320,250
220,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	176,000
205,000	Cincinnati Bell, Inc., 8.750%, 3/15/2018	193,469
15,000	Frontier Communications Corp., 7.000%, 11/01/2025	13,518
80,000	Frontier Communications Corp., 7.125%, 3/15/2019	81,200
325,000	Frontier Communications Corp., 7.450%, 7/01/2035	296,400
805,000	Frontier Communications Corp., 7.875%, 1/15/2027	768,775
790,000	Level 3 Financing, Inc., 8.750%, 2/15/2017	784,075
835,000	Level 3 Financing, Inc., 9.250%, 11/01/2014	853,787
1,030,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	1,050,600
480,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	476,400
315,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	327,600
190,000	Qwest Corp., 6.875%, 9/15/2033	190,237
10,000	Qwest Corp., 7.250%, 9/15/2025	10,650
375,000	Telecom Italia Capital SA, 7.200%, 7/18/2036	376,334

Principal Amount	Description	Value (†)

	Wirelines – continued
$290,000	Telecom Italia Capital SA, 7.721%, 6/04/2038	$307,221

		6,945,616

	Total Non-Convertible Bonds
	(Identified Cost $50,983,179)	52,202,605

Convertible Bonds – 11.8%

	Automotive – 2.0%
75,000	ArvinMeritor, Inc., (Step to Zero Coupon on 2/15/2019), 4.000%, 2/15/2027(g)	73,969
640,000	Ford Motor Co., 4.250%, 11/15/2016	1,160,000
115,000	Navistar International Corp., 3.000%, 10/15/2014	173,650

		1,407,619

	Diversified Manufacturing – 1.0%
335,000	Owens-Brockway Glass Container, Inc., 3.000%, 6/01/2015, 144A	339,606
330,000	Trinity Industries, Inc., 3.875%, 6/01/2036	359,700

		699,306

	Electric – 0.7%
330,000	CMS Energy Corp., 5.500%, 6/15/2029	479,737

	Healthcare – 1.1%
450,000	Hologic, Inc., (Step to Zero Coupon on 12/15/2013), 2.000%, 12/15/2037(g)	434,250
50,000	Hologic, Inc., (Step to Zero Coupon on 12/15/2016), 2.000%, 12/15/2037(g)	60,813
165,000	LifePoint Hospitals, Inc., 3.500%, 5/15/2014	175,725
55,000	Omnicare, Inc., 3.750%, 12/15/2025	70,881

		741,669

	Home Construction – 0.0%
30,000	Lennar Corp., 2.000%, 12/01/2020, 144A	30,188

	Independent Energy – 0.2%
25,000	Chesapeake Energy Corp., 2.250%, 12/15/2038	22,969
30,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	32,587
90,000	Penn Virginia Corp., 4.500%, 11/15/2012	92,925

		148,481

	Lodging – 0.5%
355,000	Host Hotels & Resorts, Inc., 2.625%, 4/15/2027, 144A	355,444

	Media Non-Cable – 0.1%
150,437	Liberty Media LLC, 3.500%, 1/15/2031	84,245

11  |

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Metals & Mining – 0.4%
$230,000	Peabody Energy Corp., 4.750%, 12/15/2066	$304,750

	Non-Captive Diversified – 0.0%
5,000	iStar Financial, Inc., 0.803%, 10/01/2012(b)	4,563

	Pharmaceuticals – 1.3%
380,000	Amylin Pharmaceuticals, Inc., 3.000%, 6/15/2014	326,800
325,000	Human Genome Sciences, Inc., 2.250%, 8/15/2012	526,500
50,000	Kendle International, Inc., 3.375%, 7/15/2012	47,375

		900,675

	Technology – 2.8%
5,000	Ciena Corp., 0.250%, 5/01/2013	5,100
565,000	Ciena Corp., 0.875%, 6/15/2017	551,581
290,000	Ciena Corp., 3.750%, 10/15/2018, 144A	434,275
30,000	Ciena Corp., 4.000%, 3/15/2015, 144A	43,950
435,000	Intel Corp., 2.950%, 12/15/2035	447,506
440,000	Intel Corp., 3.250%, 8/01/2039	517,550

		1,999,962

	Wirelines – 1.7%
1,014,000	Level 3 Communications, Inc., 7.000%, 3/15/2015, 144A(c)	1,180,042

	Total Convertible Bonds
	(Identified Cost $6,432,909)	8,336,681

	Total Bonds and Notes
	(Identified Cost $57,416,088)	60,539,286

Bank Loans – 0.2%

	Media Non-Cable – 0.2%
181,970	Tribune Company, Term Loan X, 5.000%, 6/04/2009(e)(h)(i)	124,478

	Wireless – 0.0%
30,539	Hawaiian Telcom Communications, Inc., Exit Term Loan, 9.000%, 11/01/2015(d)(h)	31,104

	Total Bank Loans
	(Identified Cost $234,962)	155,582

Shares	Description	Value (†)

Preferred Stocks – 5.1%

Convertible Preferred Stocks – 3.6%

	Automotive – 2.2%
25,150	General Motors Co., Series B, 4.750%	$1,212,230
6,380	Goodyear Tire & Rubber Co. (The), 5.875%	325,890

		1,538,120

	Capital Markets – 0.4%
5,724	Newell Financial Trust I, 5.250%	274,037

	Electric Utilities – 0.5%
7,975	AES Trust III, 6.750%	389,180

	Oil, Gas & Consumable Fuels – 0.5%
8,050	El Paso Energy Capital Trust I, 4.750%	356,213

	Total Convertible Preferred Stocks
	(Identified Cost $2,476,937)	2,557,550

Non-Convertible Preferred Stocks – 1.5%

	Banking – 1.5%
11,350	Ally Financial, Inc., Series A, (fixed rate to 5/15/2016, variable rate thereafter), 8.500%	282,604
803	Ally Financial, Inc., Series G, 7.000%, 144A	747,191

	Total Non-Convertible Preferred Stocks
	(Identified Cost $722,540)	1,029,795

	Total Preferred Stocks
	(Identified Cost $3,199,477)	3,587,345

Common Stocks – 0.5%

	Diversified Telecommunication Services – 0.1%
940	FairPoint Communications, Inc.(f)	15,858
1,017	Hawaiian Telcom Holdco, Inc.(f)	26,696

		42,554

	Media – 0.0%
321	Dex One Corp.(f)	1,554

	Oil, Gas & Consumable Fuels – 0.4%
9,278	Chesapeake Energy Corp.	310,998

	Total Common Stocks
	(Identified Cost $510,909)	355,106

Warrants – 0.0%
1,603	FairPoint Communications, Inc., Expiration on 1/24/2018(c)(f)(j)
	(Identified Cost $0)	—

|  12

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Short-Term Investments – 7.9%
$5,624,137	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2011 at 0.000% to be repurchased at $5,624,137 on 4/01/2011 collateralized by $5,790,000 Federal Home Loan Mortgage Corp., 2.950% due 12/08/2017 valued at $5,739,338 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $5,624,137)	$5,624,137

Total Investments – 99.3%
	(Identified Cost $66,985,573)(a)	70,261,456
	Other Assets Less Liabilities – 0.7%	471,676

	Net Assets – 100.0%	$70,733,132

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):
At March 31, 2011, the net unrealized appreciation on investments based on a cost of $67,013,109 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$5,751,938
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(2,503,591)

	Net unrealized appreciation	$3,248,347

(b)	Variable rate security. Rate as of March 31, 2011 is disclosed.
(c)	Illiquid security. At March 31, 2011, the value of these securities amounted to $1,887,442 or 2.7% of net assets.
(d)	All or a portion of interest payment is paid-in-kind.
(e)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(f)	Non-income producing security.
(g)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(h)	Variable rate security. Rate shown represents the weighted average rate at March 31, 2011.
(i)	Issuer has filed for bankruptcy.
(j)	Fair valued security by the Fund’s investment adviser. At March 31, 2011, the value of this security amounted to $0.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2011, the value of Rule 144A holdings amounted to $10,127,001 or 14.3% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

Industry Summary at March 31, 2011 (Unaudited)

Wirelines	11.5%
Technology	9.1
Automotive	7.1
Healthcare	6.7
Electric	5.4
Independent Energy	3.9
Non-Captive Consumer	3.8
Collateralized Mortgage Obligations	3.3
Retailers	3.2
Airlines	2.6
Non-Captive Diversified	2.4
Supermarkets	2.2
Wireless	2.1
Chemicals	2.0
Other Investments, less than 2% each	26.1
Short-Term Investments	7.9

Total Investments	99.3
Other assets less liabilities	0.7

Net Assets	100.0%

See accompanying notes to financial statements.

13  |

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Securitized Asset Fund

Principal Amount	Description	Value (†)

Bonds and Notes – 113.2% of Net Assets

	ABS Car Loan – 15.8%
$5,290,000	Ally Auto Receivables Trust, Series 2010-4, Class A3, 0.910%, 11/17/2014	$5,268,683
7,250,000	Ally Master Owner Trust, Series 2011-1, Class A2, 2.150%, 1/15/2016	7,250,639
2,900,000	AmeriCredit Automobile Receivables Trust, Series 2010-4, Class A3, 1.270%, 4/08/2015	2,895,544
2,455,000	AmeriCredit Automobile Receivables Trust, Series 2011-1, Class A3, 1.390%, 9/08/2015	2,453,863
2,166,402	ARI Fleet Lease Trust, Series 2010-A, Class A, 1.705%, 8/15/2018, 144A(b)	2,182,418
2,800,000	Avis Budget Rental Car Funding AESOP LLC, Series 2009-1A, Class A, 9.310%, 10/20/2013, 144A	3,063,943
4,235,000	Avis Budget Rental Car Funding AESOP LLC, Series 2010-3A, Class A, 4.640%, 5/20/2016, 144A	4,518,427
326,174	Capital One Auto Finance Trust, Series 2006-C, Class A4, 0.285%, 5/15/2013(b)	325,056
706,874	Capital One Auto Finance Trust, Series 2007-C, Class A4, 5.230%, 7/15/2014	725,833
1,500,000	CarMax Auto Owner Trust, Series 2009-2, Class A3, 1.740%, 4/15/2014	1,513,765
766,258	Centre Point Funding LLC, Series 2010-1A, Class 1, 5.430%, 7/20/2016, 144A	809,934
1,107,533	Chrysler Financial Lease Trust, Series 2010-A, Class B, 3.460%, 9/16/2013, 144A	1,108,626
2,195,000	Chrysler Financial Lease Trust, Series 2010-A, Class C, 4.490%, 9/16/2013, 144A	2,202,179
1,135,000	Daimler Chrysler Auto Trust, Series 2008-B, Class A4A, 5.320%, 11/10/2014	1,167,696
7,740,000	DSC Floorplan Master Owner Trust, Series 2011-1, Class A, 3.910%, 3/15/2016, 144A	7,740,000
4,790,000	Harley-Davidson Motorcycle Trust, Series 2010-1, Class A3, 1.160%, 2/15/2015	4,783,910
2,740,000	Hertz Vehicle Financing LLC, Series 2009-2A, Class A1, 4.260%, 3/25/2014, 144A	2,870,737
3,190,000	Hertz Vehicle Financing LLC, Series 2009-2A, Class A2, 5.290%, 3/25/2016, 144A	3,483,124
2,440,000	Hertz Vehicle Financing LLC, Series 2009-2A, Class B2, 5.930%, 3/25/2016, 144A	2,655,887
1,305,000	Merrill Auto Trust Securitization Asset, Series 2008-1, Class B, 6.750%, 4/15/2015	1,373,900

Principal Amount	Description	Value (†)

	ABS Car Loan – continued
$6,565,000	Navistar Financial Corp. Owner Trust, Series 2010-B, Class A2, 0.810%, 1/18/2013, 144A	$6,564,688
5,755,000	Navistar Financial Dealer Note Master Trust, Series 2010-1, Class A, 1.900%, 1/26/2015, 144A(b)	5,793,213
9,590,000	Nissan Auto Lease Trust, Series 2010-B, Class A3, 1.120%, 12/15/2013	9,595,672
137,913	Nissan Auto Receivables Owner Trust, Series 2008-B, Class A3, 4.460%, 4/16/2012	138,404
8,490,000	Nissan Master Owner Trust Receivables, Series 2010-AA, Class A, 1.405%, 1/15/2015, 144A(b)	8,582,217
9,793,841	Santander Drive Auto Receivables Trust, Series 2011-S1A, Class D, 3.100%, 5/15/2017, 144A	9,799,717
9,940,000	Volkswagen Auto Lease Trust, Series 2010-A, Class A3, 0.990%, 11/20/2013	9,929,562

		108,797,637

	ABS Credit Card – 8.1%
1,895,000	Capital One Multi-Asset Execution Trust, Series 2004-A4, Class A4, 0.475%, 3/15/2017(b)	1,889,672
2,670,000	Capital One Multi-Asset Execution Trust, Series 2007-A5, Class A5, 0.295%, 7/15/2020(b)	2,593,791
2,300,000	Chase Issuance Trust, Series 2007-B1, Class B1, 0.505%, 4/15/2019(b)	2,213,869
1,750,000	Chase Issuance Trust, Series 2007-C1, Class C1, 0.715%, 4/15/2019(b)	1,685,437
1,150,000	Citibank Credit Card Issuance Trust, Series 2005-C2, Class C2, 0.722%, 3/24/2017(b)	1,108,333
4,215,000	Citibank Credit Card Issuance Trust, Series 2007-A8, Class A8, 5.650%, 9/20/2019	4,742,027
11,410,000	Citibank Omni Master Trust, Series 2009-A14A, Class A14, 3.005%, 8/15/2018, 144A(b)	12,083,195
3,305,000	Discover Card Master Trust, Series 2007-A1, Class A1, 5.650%, 3/16/2020	3,707,173
1,335,000	GE Capital Credit Card Master Note Trust, Series 2007-2, Class B, 0.435%, 3/15/2015(b)	1,326,365
2,815,000	GE Capital Credit Card Master Note Trust, Series 2009-4, Class B, 5.390%, 11/15/2017, 144A	3,000,515
4,975,000	GE Capital Credit Card Master Note Trust, Series 2010-2, Class A, 4.470%, 3/15/2020	5,273,161
2,070,000	MBNA Credit Card Master Note Trust, Series 2004-A3, Class A3, 0.515%, 8/16/2021(b)	2,031,802

|  14

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	ABS Credit Card – continued
$3,130,000	MBNA Credit Card Master Note Trust, Series 2004-C2, Class C2, 1.155%, 11/15/2016(b)	$3,103,043
1,520,000	World Financial Network Credit Card Master Trust, Series 2006-A, Class A, 0.385%, 2/15/2017, 144A(b)	1,494,519
9,695,000	World Financial Network Credit Card Master Trust, Series 2010-A, Class A, 3.960%, 4/15/2019	10,032,928

		56,285,830

	ABS Home Equity – 0.5%
616,697	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 4.615%, 2/25/2035	580,215
245,988	Countrywide Asset-Backed Certificates, Series 2006-S3, Class A1, 0.360%, 6/25/2021(b)	239,449
1,559,180	Countrywide Asset-Backed Certificates, Series 2006-S7, Class A3, 5.712%, 11/25/2035	900,426
2,175,996	Soundview Home Equity Loan Trust, Series 2006-OPT5, Class 2A3, 0.400%, 7/25/2036(b)	1,569,546

		3,289,636

	ABS Other – 2.0%
1,142,266	CIT Equipment Collateral, Series 2008-VT1, Class A3, 6.590%, 12/22/2014	1,161,800
1,193,450	Marriott Vacation Club Owner Trust, Series 2009-2A, Class A, 4.809%, 7/20/2031, 144A	1,224,005
3,808,840	Premium Yield Facility, Series 2010-A, 6.080%, 2/20/2026, 144A(c)	3,818,362
1,555,195	Sierra Receivables Funding Co., Series 2007-1A, Class A2, 0.404%, 3/20/2019, 144A(b)	1,465,089
485,654	Sierra Receivables Funding Co., Series 2009-3A, Class A1, 7.620%, 7/20/2026, 144A	496,771
1,248,936	Sierra Receivables Funding Co., Series 2010-1A, Class A1, 4.480%, 7/20/2026, 144A	1,253,833
2,183,602	Sierra Receivables Funding Co., Series 2010-2A, Class A, 3.840%, 11/20/2025, 144A	2,175,463
2,320,930	Sierra Receivables Funding Co., Series 2010-3A, Class A, 3.510%, 11/20/2025, 144A	2,328,710

		13,924,033

	ABS Student Loan – 2.2%
15,565,000	South Carolina Student Loan Corp., Series 2010-1, Class A2, 1.303%, 7/25/2025(b)	15,538,384

Principal Amount	Description	Value (†)

	Collateralized Mortgage Obligations – 10.0%
$1,045,388	Countrywide Alternative Loan Trust, Series 2006-15CB, Class A1, 6.500%, 6/25/2036	$636,279
668,987	Countrywide Alternative Loan Trust, Series 2006-J5, Class 4A1, 5.652%, 7/25/2021(b)	497,844
499,962	Countrywide Home Loans, Series 2004-HYB5, Class 6A2, 3.065%, 4/20/2035(b)	175,764
2,797,000	Federal Home Loan Mortgage Corp., Series 2912, Class EH, 5.500%, 1/15/2035(d)	3,044,606
7,536,316	Federal National Mortgage Association, Series 2003-26, Class OI, 5.500%, 11/25/2032(d)(e)	904,817
8,594,062	Federal National Mortgage Association, Series 2004-2, Class QK, 4.000%, 9/25/2017(d)	8,846,246
4,124,274	First Horizon Alternative Mortgage Securities, Series 2006-AA3, Class A1, 5.860%, 6/25/2036(b)	2,388,899
701,131	Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 5A, 5.515%, 7/25/2035(b)	648,465
3,670,000	NCUA Guaranteed Notes, Series 2010-C1, Class A2, 2.900%, 10/29/2020	3,572,966
6,189,540	NCUA Guaranteed Notes, Series 2010-R1, Class 1A, 0.690%, 10/07/2020(b)	6,197,277
32,495,859	NCUA Guaranteed Notes, Series 2010-R3, Class 1A, 0.800%, 12/08/2020(b)	32,648,264
425,564	Residential Accredit Loans, Inc., Series 2006-QS13, Class 2A1, 5.750%, 9/25/2021	347,035
1,738,063	Residential Accredit Loans, Inc., Series 2006-QS18, Class 3A3, 5.750%, 12/25/2021	1,594,943
94,351	Residential Accredit Loans, Inc., Series 2006-QS6, Class 2A1, 6.000%, 6/25/2021	86,488
8,395,001	Washington Mutual Mortgage Pass Through Certificates, Series 2007-HY2, Class 2A2, 6.194%, 11/25/2036(b)	6,643,502
540,004	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16, Class 3A2, 2.787%, 10/25/2035(b)	513,678

		68,747,073

	Commercial Mortgage-Backed Securities – 28.5%
11,306	Banc of America Commercial Mortgage, Inc., Series 2005-6, Class A2, 5.165%, 9/10/2047	11,300
189,000	Banc of America Commercial Mortgage, Inc., Series 2005-6, Class A4, 5.368%, 9/10/2047(b)	203,843
350,000	Banc of America Commercial Mortgage, Inc., Series 2006-2, Class A4, 5.929%, 5/10/2045(b)	380,130

15  |

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Commercial Mortgage-Backed Securities – continued
$421,033	Banc of America Commercial Mortgage, Inc., Series 2006-4, Class A2, 5.522%, 7/10/2046	$423,073
6,017,000	Banc of America Commercial Mortgage, Inc., Series 2007-5, Class A4, 5.492%, 2/10/2051	6,318,153
260,679	Bank of America-First Union NB Commercial Mortgage, Series 2001-3, Class A2, 5.464%, 4/11/2037	262,389
33,653	Bear Stearns Commercial Mortgage Securities, Series 2001-TOP2, Class A2, 6.480%, 2/15/2035	33,635
97,902	Bear Stearns Commercial Mortgage Securities, Series 2005-T18, Class A2, 4.556%, 2/13/2042	98,773
2,725,000	Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4, 5.331%, 2/11/2044	2,854,676
1,200,000	Bear Stearns Commercial Mortgage Securities, Series 2007-PW16, Class A4, 5.906%, 6/11/2040(b)	1,293,957
7,500,000	Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4, 5.431%, 10/15/2049	8,011,360
8,870,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.322%, 12/11/2049	9,323,085
250,000	Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class A4, 5.951%, 6/10/2046(b)	272,941
4,860,000	Credit Suisse Mortgage Capital Certificates, Series 2006-C3, Class A3, 6.018%, 6/15/2038(b)	5,259,244
5,250,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C2, Class A3, 5.542%, 1/15/2049	5,445,750
5,688,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C3, Class A4, 5.905%, 6/15/2039(b)	6,023,298
5,000,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A4, 5.995%, 9/15/2039(b)	5,310,582
11,163,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040	11,600,075
1,508,000	Credit Suisse Mortgage Capital Certificates, Series 2008-C1, Class A3, 6.417%, 2/15/2041(b)	1,630,535
6,600,000	Extended Stay America Trust, Series 2010-ESHA, Class B, 4.221%, 11/05/2027, 144A	6,651,007
10,510,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	11,116,467
8,745,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/2039	9,256,262

Principal Amount	Description	Value (†)

	Commercial Mortgage-Backed Securities – continued
$125,000	GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6, 5.396%, 8/10/2038	$133,895
742,634	GS Mortgage Securities Corp. II, Series 2005-GG4, Class A2, 4.475%, 7/10/2039	742,056
1,815,000	GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A, 4.751%, 7/10/2039	1,909,701
308,576	GS Mortgage Securities Corp. II, Series 2006-GG6, Class A2, 5.506%, 4/10/2038	310,607
6,730,000	GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4, 5.553%, 4/10/2038	7,217,524
7,500,000	GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4, 5.560%, 11/10/2039	8,066,563
12,500,000	GS Mortgage Securities Trust, Series 2007-GG10, Class A4, 6.002%, 8/10/2045(b)	13,271,692
7,500,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB15, Class A4, 5.814%, 6/12/2043	8,138,791
3,200,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A4, 5.440%, 6/12/2047	3,374,350
7,585,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	7,999,431
275,000	LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A3, 4.647%, 7/15/2030	278,887
2,440,000	LB-UBS Commercial Mortgage Trust, Series 2006-C3, Class A4, 5.661%, 3/15/2039	2,630,971
7,500,000	LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A3, 5.347%, 11/15/2038	7,934,398
1,000,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A4, 5.610%, 2/12/2039(b)	1,076,309
250,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4, 6.097%, 6/12/2046(b)	273,708
1,000,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-3, Class A4, 5.414%, 7/12/2046	1,059,107
4,700,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-5, Class A4, 5.378%, 8/12/2048	4,869,633
7,525,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051	7,881,328
1,330,000	Morgan Stanley Capital I, Series 2005-HQ6, Class A4A, 4.989%, 8/13/2042	1,418,108

|  16

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Commercial Mortgage-Backed Securities – continued
$555,000	Morgan Stanley Capital I, Series 2006-T23, Class A2, 5.910%, 8/12/2041(b)	$586,378
9,130,000	Morgan Stanley Capital I, Series 2007-IQ14, Class A4, 5.692%, 4/15/2049	9,619,261
7,381,000	Morgan Stanley Capital I, Series 2007-IQ15, Class A4, 6.071%, 6/11/2049(b)	7,862,764
23,878	Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class A2, 4.380%, 10/15/2041	24,052
7,600,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A4, 5.418%, 1/15/2045	8,160,622

		196,620,671

	Hybrid ARMs – 1.4%
218,455	FHLMC, 2.576%, 1/01/2035(b)(d)	229,705
3,195,790	FHLMC, 5.928%, 2/01/2037(b)(d)	3,383,145
2,460,063	FHLMC, 6.004%, 11/01/2036(b)(d)	2,630,312
1,533,506	FNMA, 5.710%, 9/01/2036(b)(d)	1,621,678
1,695,380	FNMA, 5.983%, 2/01/2037(b)(d)	1,803,103

		9,667,943

	Mortgage Related – 44.7%
20,656,835	FHLMC, 5.000%, with various maturities from 2022 to 2040(d)(f)	21,793,918
28,817,663	FHLMC, 5.500%, with various maturities from 2035 to 2040(d)(f)	30,788,623
13,446,472	FHLMC, 6.000%, with various maturities from 2036 to 2037(d)(f)	14,659,590
75,840	FHLMC, 6.500%, 1/01/2038(d)	84,999
12,450,000	FHLMC (TBA), 4.500%, 6/01/2020(g)	13,037,491
33,000,000	FHLMC (TBA), 5.000%, 9/01/2036(g)	34,438,602
20,000,000	FHLMC (TBA), 6.000%, 9/01/2035(g)	21,725,000
406,502	FNMA, 4.500%, 10/01/2035(d)	417,057
1,820,931	FNMA, 5.000%, 4/01/2040(d)	1,908,396
10,643,878	FNMA, 5.500%, with various maturities from 2034 to 2036(d)(f)	11,453,646
7,138,014	FNMA, 6.000%, with various maturities from 2034 to 2037(d)(f)	7,819,160

Principal Amount	Description	Value (†)

	Mortgage Related – continued
$8,126,495	FNMA, 6.500%, with various maturities from 2036 to 2038(d)(f)	$9,122,873
20,040	FNMA, 7.000%, 12/01/2037(d)	22,936
26,700,000	FNMA (TBA), 5.000%, 5/01/2036(g)	27,930,710
1,295,000	FNMA (TBA), 6.000%, 8/01/2035(g)	1,408,312
70,929,363	GNMA, 4.500%, with various maturities from 2039 to 2040(d)(f)	73,304,753
1,115,230	GNMA, 5.500%, with various maturities from 2033 to 2036(d)(f)	1,211,130
63,811	GNMA, 6.000%, 6/15/2036(d)	70,365
284,449	GNMA, 6.500%, 9/15/2036(d)	321,605
34,000,000	GNMA (TBA), 5.500%, 3/01/2036(g)	36,815,608

		308,334,774

	Total Bonds and Notes
	(Identified Cost $754,705,488)	781,205,981

Short-Term Investments – 6.0%
41,681,826	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2011 at 0.000% to be repurchased at $41,681,826 on 4/01/2011 collateralized by $42,895,000 Federal Home Loan Mortgage Corp., 2.950% due 12/08/2017 valued at $42,519,669 including accrued interest (Note 2 of Notes of Financial Statements) (Identified Cost $41,681,826)	41,681,826

	Total Investments – 119.2%
	(Identified Cost $796,387,314)(a)	822,887,807
	Other Assets Less Liabilities – (19.2)%	(132,733,070)

	Net Assets – 100.0%	$690,154,737

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
	At March 31, 2011, the net unrealized appreciation on investments based on a cost of $796,387,314 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$32,148,248
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(5,647,755)

	Net unrealized appreciation	$26,500,493

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Securitized Asset Fund – continued

(b)	Variable rate security. Rate as of March 31, 2011 is disclosed.
(c)	Illiquid security. At March 31, 2011, the value of this security amounted to $3,818,362 or 0.6% of net assets.
(d)	All or a portion of this security has been designated to cover the Fund’s obligations under open TBA transactions.
(e)	Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the outstanding par amount of the pool held as of the end of the period.
(f)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(g)	Delayed delivery. See Note 2 of Notes to Financial Statements.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2011, the value of Rule 144A holdings amounted to $97,366,579 or 14.1% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
TBA	To Be Announced

Industry Summary at March 31, 2011 (Unaudited)

Mortgage Related	44.7%
Commercial Mortgage-Backed Securities	28.5
ABS Car Loan	15.8
Collateralized Mortgage Obligations	10.0
ABS Credit Card	8.1
ABS Student Loan	2.2
ABS Other	2.0
Other Investments, less than 2% each	1.9
Short-Term Investments	6.0

Total Investments	119.2
Other assets less liabilities	(19.2)

Net Assets	100.0%

See accompanying notes to financial statements.

|  18

Statements of Assets and Liabilities

March 31, 2011 (Unaudited)

	High Income Opportunities Fund	Securitized Asset Fund
ASSETS
Investments at cost	$66,985,573	$796,387,314
Net unrealized appreciation	3,275,883	26,500,493

Investments at value	70,261,456	822,887,807
Receivable for Fund shares sold	—	777,216
Dividends and interest receivable	1,039,274	2,424,969

TOTAL ASSETS	71,300,730	826,089,992

LIABILITIES
Payable for securities purchased	562,755	—
Payable for delayed delivery securities purchased (Note 2)	—	135,743,506
Payable for Fund shares redeemed	4,843	191,749

TOTAL LIABILITIES	567,598	135,935,255

NET ASSETS	$70,733,132	$690,154,737

NET ASSETS CONSIST OF:
Paid-in capital	$72,628,423	$660,906,922
Undistributed net investment income	210,528	500,191
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	(5,381,702)	2,247,131
Net unrealized appreciation on investments	3,275,883	26,500,493

NET ASSETS	$70,733,132	$690,154,737

NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$70,733,132	$690,154,737

Shares of beneficial interest	6,819,286	62,715,574

Net asset value, offering and redemption price per share	$10.37	$11.00

See accompanying notes to financial statements.

19  |

Statements of Operations

For the Six Months Ended March 31, 2011 (Unaudited)

	High Income Opportunities Fund	Securitized Asset Fund
INVESTMENT INCOME
Interest	$2,451,513	$12,048,055
Dividends	76,186	—

Net investment income	2,527,699	12,048,055

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investments	997,962	3,862,856
Net change in unrealized appreciation (depreciation) on:
Investments	2,331,689	(492,956)

Net realized and unrealized gain on investments	3,329,651	3,369,900

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,857,350	$15,417,955

See accompanying notes to financial statements.

|  20

Statements of Changes in Net Assets

	High Income Opportunities Fund		Securitized Asset Fund
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010
FROM OPERATIONS:
Net investment income	$2,527,699	$5,589,114	$12,048,055	$18,710,575
Net realized gain on investments and futures contracts	997,962	1,485,070	3,862,856	3,355,685
Net change in unrealized appreciation (depreciation) on investments and futures contracts	2,331,689	5,014,237	(492,956)	39,981,038

Net increase in net assets resulting from operations	5,857,350	12,088,421	15,417,955	62,047,298

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	(2,818,433)	(5,690,124)	(14,269,664)	(20,474,786)
Net realized capital gains
Institutional Class	—	—	—	(4,702,129)

Total distributions	(2,818,433)	(5,690,124)	(14,269,664)	(25,176,915)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 8)	2,134,459	(12,548,060)	35,707,510	325,960,515

Net increase (decrease) in net assets	5,173,376	(6,149,763)	36,855,801	362,830,898
NET ASSETS
Beginning of the period	65,559,756	71,709,519	653,298,936	290,468,038

End of the period	$70,733,132	$65,559,756	$690,154,737	$653,298,936

UNDISTRIBUTED NET INVESTMENT INCOME	$210,528	$501,262	$500,191	$2,721,800

See accompanying notes to financial statements.

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|  22

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains(b)	Total distributions
HIGH INCOME OPPORTUNITIES FUND

Institutional Class
3/31/2011(f)	$9.92	$0.38	$0.50	$0.88	$(0.43)	$—	$(0.43)
9/30/2010	9.07	0.78	0.86	1.64	(0.79)	—	(0.79)
9/30/2009	8.26	0.79	0.84	1.63	(0.81)	(0.01)	(0.82)
9/30/2008	10.42	0.82	(2.09)	(1.27)	(0.82)	(0.07)	(0.89)
9/30/2007	10.39	0.77	0.01 (g)	0.78	(0.75)	(0.00)	(0.75)
9/30/2006	10.50	0.76	(0.10)	0.66	(0.73)	(0.04)	(0.77)

SECURITIZED ASSET FUND

Institutional Class
3/31/2011(f)	$10.99	$0.20	$0.05	$0.25	$(0.24)	$—	$(0.24)
9/30/2010	10.16	0.41	1.08	1.49	(0.49)	(0.17)	(0.66)
9/30/2009	9.60	0.50	0.66	1.16	(0.57)	(0.03)	(0.60)
9/30/2008	10.07	0.55	(0.45)	0.10	(0.57)	—	(0.57)
9/30/2007	10.13	0.55	(0.10)	0.45	(0.51)	(0.00)	(0.51)
9/30/2006(h)	10.00	0.30	0.02	0.32	(0.19)	—	(0.19)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Periods less than one year, if applicable, are not annualized.
(d)	Loomis Sayles has agreed to pay, without reimbursement from the Fund, all expenses associated with the operations of the Fund.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	For the six months ended March 31, 2011 (Unaudited).
(g)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(h)	For the period March 2, 2006 (commencement of operations) through September 30, 2006.

See accompanying notes to financial statements.

23  |

			Ratios to Average Net Assets
Net asset value, end of the period	Total return (%)(c)	Net assets, end of the period (000’s)	Net expenses (%)(d)	Gross expenses (%)(d)	Net investment income (%)(e)	Portfolio turnover rate(%)

$10.37	9.06	$70,733	—	—	7.51	17
9.92	18.88	65,560	—	—	8.21	26
9.07	23.06	71,710	—	—	10.86	34
8.26	(13.24)	64,950	—	—	8.47	24
10.42	7.68	84,073	—	—	7.35	29
10.39	6.64	42,847	—	—	7.36	26

$11.00	2.29	$690,155	—	—	3.65	111
10.99	15.24	653,299	—	—	3.89	251
10.16	12.97	290,468	—	—	5.42	390
9.60	0.92	382,054	—	—	5.55	430
10.07	4.58	347,153	—	—	5.43	73
10.13	3.28	70,993	—	—	3.02	55

See accompanying notes to financial statements.

|  24

Notes To Financial Statements

March 31, 2011 (Unaudited)

1.  Organization. Loomis Sayles Funds I (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles High Income Opportunities Fund (the “High Income Opportunities Fund”)

Loomis Sayles Securitized Asset Fund (the “Securitized Asset Fund”)

Each Fund offers Institutional Class shares. The Funds’ shares are offered exclusively to investors in “wrap fee” programs approved by Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) and/or Loomis, Sayles & Company, L.P. (“Loomis Sayles”) and to institutional advisory clients of Natixis Advisors or Loomis Sayles that, in each case, meet the Funds’ policies as established by Loomis Sayles.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to period-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.   Valuation. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Futures contracts are valued at their most recent settlement price. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Investments in other open-end investment companies are valued at their net asset value each day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser using consistently applied procedures under the general supervision of the Board of Trustees.

The High Income Opportunities Fund may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

b.  Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

25  |

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on High Income Opportunities Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

The High Income Opportunities Fund may use foreign currency exchange contracts to facilitate transactions in foreign denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts. The High Income Opportunities Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge the Fund’s investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statements of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

There were no forward currency contracts held by the Fund during the six months ended March 31, 2011.

e.  Futures Contracts. The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular commodity, instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high quality securities as “initial margin”. As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin”, are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract, certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities, commodities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures have standardized contracts and are settled through a clearing house with fulfillment guaranteed by the credit of the exchange. Therefore, counterparty credit risks to the Funds are limited.

There were no futures contracts held by the Funds during the six months ended March 31, 2011.

f.  Federal and Foreign Income Taxes. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of March 31, 2011 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next six months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

The High Income Opportunities Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

g.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which

|  26

Notes To Financial Statements – continued

March 31, 2011 (Unaudited)

may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as premium amortization, defaulted bonds, distribution redesignations and paydown gains and losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to defaulted bond income accruals, premium amortization, securities lending collateral gain/loss adjustments, contingent payment debt instruments and wash sales. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the year ended September 30, 2010 was as follows:

	2010 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
High Income Opportunities Fund	$5,690,124	$—	$5,690,124
Securitized Asset Fund	25,176,915	—	25,176,915

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of September 30, 2010, the capital loss carryforwards and post-October losses were as follows:

Capital loss carryforward:	High Income Opportunities Fund	Securitized Asset Fund
Expires September 30, 2017	$(811,815)	$—
Expires September 30, 2018	(5,225,445)	(1,367,506)

Total capital loss carryforward	$(6,037,260)	$(1,367,506)

Deferred net capital losses (post-October 2009)	$—	$(239,014)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for capital losses to be carried forward indefinitely. Rules in effect as of the report date limit the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

h.  Repurchase Agreements. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

i.  Delayed Delivery Commitments. The Funds may purchase securities, including those designated as TBAs in the Portfolio of Investments, for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of the security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The actual security that will be delivered to fulfill a TBA trade is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles. When the Funds enter into such a transaction, collateral consisting of liquid securities or cash and cash equivalents is required to be segregated or earmarked at the custodian in an amount at least equal to the amount of the Funds’ commitment.

Purchases of delayed delivery securities may have a similar effect on the Funds’ net asset value as if the Funds had created a degree of leverage in its portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

j.  Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for

27  |

non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the six months ended March 31, 2011, none of the Funds had loaned securities under this agreement.

k.  Indemnifications. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2011, at value:

High Income Opportunities Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
Wireless	$—	$1,307,335	$203,260	$1,510,595
All Other Non-Convertible Bonds(a)	—	50,692,010	—	50,692,010

Total Non-Convertible Bonds	—	51,999,345	203,260	52,202,605

Convertible Bonds(a)	—	8,336,681	—	8,336,681

Total Bonds and Notes	—	60,336,026	203,260	60,539,286

Bank Loans(a)	—	155,582	—	155,582

Preferred Stocks
Convertible Preferred Stocks
Automotive	1,212,230	325,890	—	1,538,120
Capital Markets	—	274,037	—	274,037
Electric Utilities	389,180	—	—	389,180
Oil, Gas & Consumable Fuels	356,213	—	—	356,213

Total Convertible Preferred Stocks	1,957,623	599,927	—	2,557,550

Non-Convertible Preferred Stocks(a)	—	1,029,795	—	1,029,795

Total Preferred Stocks	1,957,623	1,629,722	—	3,587,345

Common Stocks(a)	355,106	—	—	355,106
Warrants	—	—	—	—
Short-Term Investments	—	5,624,137	—	5,624,137

Total	$2,312,729	$67,745,467	$203,260	$70,261,456

(a) Major categories of the Fund’s investments are included in the Portfolio of Investments.

|  28

Notes To Financial Statements – continued

March 31, 2011 (Unaudited)

Securitized Asset Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
ABS Car Loan	$—	$101,057,637	$7,740,000	$108,797,637
ABS Home Equity	—	2,389,210	900,426	3,289,636
ABS Other	—	10,105,671	3,818,362	13,924,033
All Other Bonds and Notes(a)	—	655,194,675	—	655,194,675

Total Bonds and Notes	—	768,747,193	12,458,788	781,205,981

Short-Term Investments	—	41,681,826	—	41,681,826

Total	$—	$810,429,019	$12,458,788	$822,887,807

(a) Major categories of the Fund’s investments are included in the Portfolio of Investments.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of March 31, 2011:

High Income Opportunities Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2010	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2011	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at March 31, 2011
Bonds and Notes
Non-Convertible Bonds
Wireless	$—	$—	$—	$3,260	$200,000	$—	$—	$—	$203,260	$3,260

Total	$—	$—	$—	$3,260	$200,000	$—	$—	$—	$203,260	$3,260

Securitized Asset Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2010	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2011	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at March 31, 2011
Bonds and Notes
ABS Car Loan	$—	$—	$—	$214	$7,739,786	$—	$—	$—	$7,740,000	$214
ABS Home Equity	345,569	—	3	852,042	—	(297,188)	—	—	900,426	581,574
ABS Other	4,588,503	—	—	9,522	—	(779,663)	—	—	3,818,362	9,522

Total	$4,934,072	$—	$3	$861,778	$7,739,786	$(1,076,851)	$—	$—	$12,458,788	$591,310

29  |

4.  Purchases and Sales of Securities. For the six months ended March 31, 2011, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
High Income Opportunities Fund	$—	$—	$11,190,013	$12,212,298
Securitized Asset Fund	787,326,283	792,184,527	172,995,127	42,950,638

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis Sayles has agreed to pay, without reimbursement from the Funds or the Trust, the following expenses of the Funds: compensation to Trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Trust; registration, filing and other fees in connection with requirements of regulatory authorities; the charges and expenses of any entity appointed by the Funds for custodial, paying agent, shareholder servicing and plan agent services; charges and expenses of the independent registered public accounting firm retained by the Funds; charges and expenses of any transfer agents and registrars appointed by the Funds; any cost of certificates representing shares of the Funds; legal fees and expenses in connection with the day-to-day affairs of the Funds, including registering and qualifying its shares with Federal and State regulatory authorities; expenses of meetings of shareholders and Trustees of the Trust; the costs of services, including services of counsel, required in connection with the preparation of the Funds’ registration statements and prospectuses, including amendments and revisions thereto, annual, semi-annual and other periodic reports of the Funds, and notices and proxy solicitation material furnished to shareholders of the Funds or regulatory authorities, and any costs of printing or mailing these items; and the Funds’ expenses of bookkeeping, accounting and financial reporting, including related clerical expenses.

Loomis Sayles serves as investment adviser to each Fund. Under the terms of each management agreement, Loomis Sayles does not charge the Funds an investment advisory fee, also known as a management fee, or any other fee for those services or for bearing those expenses. Although the Funds do not compensate Loomis Sayles directly for services under the advisory agreement, Loomis Sayles will typically receive an advisory fee from the sponsors of “wrap programs,” who in turn charge the programs’ participants.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees. Natixis Distributors, L.P. (“Natixis Distributors”), a wholly-owned subsidiary of Natixis US has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of the Funds of the Trust. Natixis Distributors currently is not paid a fee for serving as distributor for the Funds. Loomis Sayles has agreed to reimburse Natixis Distributors to the extent that Natixis Distributors incurs expenses in connection with any redemption of Fund shares.

c.  Administrative Fees. Natixis Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Loomis Sayles has agreed to pay, without reimbursement from the Trust or Funds, fees to Natixis Advisors for services to the Funds.

d.  Trustees Fees and Expenses. The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $250,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $80,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at an annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. These fees are allocated among the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”) and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

6.  Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment

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Notes To Financial Statements – continued

March 31, 2011 (Unaudited)

fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

Effective April 21, 2011, each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, will participate in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that will participate in the line of credit. Interest will be charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, will be accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the six months ended March 31, 2011, none of the Funds had borrowings under these agreements.

7.  Concentration of Ownership. From time to time, the Funds may have a concentration of several shareholders having a significant percentage of shares outstanding. Investment activities of these shareholders could have material impacts on the Funds. As of March 31, 2011, four shareholder accounts owned more than 5% of High Income Opportunities Fund’s outstanding shares, representing 38.83% of the Fund’s net assets. Such ownership may be beneficially held by multiple individuals or entities other than the owner of record.

8.  Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	High Income Opportunities Fund

	Six Months Ended March 31, 2011		Year Ended September 30, 2010

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	636,813	$6,537,926	696,898	$6,634,833
Issued in connection with the reinvestment of distributions	222,270	2,233,310	492,408	4,619,407
Redeemed	(650,841)	(6,636,777)	(2,487,653)	(23,802,300)

Increase (decrease) from capital share transactions	208,242	$2,134,459	(1,298,347)	$(12,548,060)

	Securitized Asset Fund

	Six Months Ended March 31, 2011		Year Ended September 30, 2010

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	10,096,040	$110,811,501	43,829,638	$463,734,471
Issued in connection with the reinvestment of distributions	23,082	253,034	50,062	521,565
Redeemed	(6,861,855)	(75,357,025)	(13,015,425)	(138,295,521)

Increase (decrease) from capital share transactions	3,257,267	$35,707,510	30,864,275	$325,960,515

31  |

Loomis Sayles Bond Fund

Loomis Sayles Fixed Income Fund

Loomis Sayles Global Bond Fund

Loomis Sayles Inflation Protected Securities Fund

Loomis Sayles Institutional High Income Fund

Loomis Sayles Intermediate Duration Bond Fund

Loomis Sayles Investment Grade Fixed Income Fund

SEMI-ANNUAL REPORT

MARCH 31, 2011

LOOMIS SAYLES BOND FUND

Fund and manager review

FUND FACTS

Managers:

Daniel Fuss, CFA, CIC

Matthew Eagan, CFA

Kathleen Gaffney, CFA

Elaine Stokes

Symbols:

Institutional Class	LSBDX
Retail Class	LSBRX
Admin Class	LBFAX

Objective:

High total investment return through a combination of current income and capital appreciation

Strategy:

Invests primarily in investment-grade fixed-income securities, although it may invest up to 35% of assets in lower-quality fixed-income securities and up to 20% of its assets in preferred stocks. The fund may invest any portion of its assets in Canadian securities and up to 20% of assets in other foreign securities, including emerging markets securities.

Fund Inception Date:

May 16, 1991

Class Inception Date:

Institutional Class:

May 16, 1991

Retail Class:

December 31, 1996

Admin Class:

January 2, 1998

Net Assets:

$20,025.1 million

Market Conditions

As attention shifted from economic recovery to economic growth, investors began to displace lingering economic pessimism with optimism. The transition was far from smooth though, as new concerns materialized and old ones resurfaced. Specifically, increased anxiety regarding sovereign debt solvency in Europe, unrest in North Africa and the Middle East, precarious macroeconomic data, earthquakes in Japan and New Zealand and China’s lending restrictions percolated through global credit markets in waves during the period, alternately fostering and stymieing investors’ appetite for risk. The Federal Reserve’s second round of quantitative easing, popularly referred to as “QE2,” tempered modest price decreases that occurred during the period. Overall, liquidity returned to the credit markets during the period, largely in the form of new issuance as firms sought to refinance debt. This trend supported high-yield and investment-grade names.

Performance Results

For the six months ended March 31, 2011, Institutional Class shares of Loomis Sayles Bond Fund returned 5.64%. The fund outperformed its benchmark, the Barclays Capital U.S. Government/Credit Bond Index, which returned -1.90% for the period.

Explanation of Fund Performance

Positive security selection primarily accounted for the fund’s outperformance. Tentative signs of stability in Europe, namely the acceptance of euro zone bank stress tests, allayed investor fears, and major currencies rallied against the U.S. dollar. This translated into sizable contributions from our investments denominated in the Canadian dollar, Australian dollar, New Zealand dollar and Norwegian krone. Similarly, bonds issued in the Indonesian rupiah, Singapore dollar and South Korean won contributed modestly to performance. In addition, our holdings in equity-sensitive convertible bonds and preferred securities advanced due to healthy stock market performance during the period. Among high-yield bonds, the industrials sector was the top performer, with the strongest returns coming from issues in the technology, consumer cyclical and communications segments. Our allocation to high-yield financials also contributed positively. Our underweight in U.S. Treasuries helped performance, as investors favored riskier assets in their search for yield, causing Treasuries to underperform.

A small position in government-owned securities had a negative effect on relative performance, primarily due to a long duration stance within the allocation. (Duration is a measure of interest rate sensitivity.) Additionally, the fund’s overall longer-than-benchmark duration detracted from returns because yields increased during the period. Furthermore, while most non-U.S.-dollar positions contributed positively, holdings denominated in the euro lagged on fears of sovereign risk.

Outlook

Strong liquidity, markets in transition, geopolitical turmoil, continued economic recovery and tragic natural disasters garnered significant attention from market participants during the first quarter of 2011. Many of these themes will continue to dominate investor consciousness going forward.

We believe markets remain in transition regarding interest rates, with pressures building both globally and domestically. Globally, growth in many areas of the world remains robust; however, inflation concerns have begun to attract attention. Central banks will likely continue to shift toward less accommodative policy as 2011 progresses. We anticipate the Federal Reserve’s program of Treasury purchases in the United States will end during the second quarter and believe the U.S. economic recovery has sufficient momentum to continue expanding without outsized government stimulus.

Our assessment of the fundamental underpinnings of the corporate sector remains positive. In general, corporations are proceeding conservatively with regard to hiring and capital expenditures. Merger and acquisition activity has increased recently, and we believe there is room for more growth in that space. Valuations in the corporate bond space are generally fair, with investor demand for yield providing support and liquidity to the high-yield, investment-grade and convertible sectors.

We continue to position the fund for global economic recovery, as well as a gradual upward bias in interest rates. We continue to emphasize yield advantage, global diversification and specific bond picking within the fund.

1  |

LOOMIS SAYLES BOND FUND

Average Annual Returns

March 31, 2011

	6 months	1 year	5 years	10 years

Institutional Class (Inception 5/16/91)	5.64%	11.94%	8.22%	10.21%
Retail Class (Inception 12/31/96)	5.51	11.66	7.91	9.92
Admin Class (Inception 1/2/98)	5.38	11.31	7.63	9.63

Comparative Performance
Barclays Capital U.S. Government/Credit Bond Index(c)	-1.90	5.26	5.83	5.53
Lipper BBB-Rated Funds Index(c)	0.37	8.77	5.97	5.79

Gross expense ratio (before fee waivers and/or expense reimbursements)*
Institutional: 0.64% Retail: 0.94% Admin: 1.21%

Net expense ratio (after fee waivers and/or expense reimbursements)*
Institutional: 0.64% Retail: 0.94% Admin: 1.20%
*	As stated in the most recent prospectus. Waivers/reimbursements are contractual and are set to expire on 1/31/12. Contracts are reevaluated on an annual basis.

Cumulative Performance(a)

March 31, 2001 through March 31, 2011(a)(b)

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month-end, please visit www.loomissayles.com. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized. Performance data reflects certain fee waivers and/or expense reimbursements, if any, without which performance would be lower.

(a)	Cumulative performance is shown for the Institutional Class. Performance of the Retail and Admin Classes would be lower, due to higher fees.
(b)	The mountain chart is based on the initial minimum investment of $100,000 for the Institutional Class.
(c)	See page 15 for a description of the indices.

What you should know:

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

|  2

LOOMIS SAYLES FIXED INCOME FUND

Fund and manager review

FUND FACTS

Managers:

Daniel Fuss, CFA, CIC

Matthew Eagan, CFA

Kathleen Gaffney, CFA

Elaine Stokes

Symbol:

Institutional Class	LSFIX

Objective:

High total investment return through a combination of current income and capital appreciation

Strategy:

Invests primarily in fixed-income securities, may invest up to 35% of its assets in lower-quality fixed-income securities and up to 20% of its assets in preferred stocks. The fund may invest any portion of its assets in Canadian securities and up to 20% of assets in other foreign securities, including emerging markets securities.

Fund Inception Date:

January 17, 1995

Fund Registration Date:

March 7, 1997

Net Assets:

$860.1 million

Market Conditions

As attention shifted from economic recovery to economic growth, investors began to displace lingering economic pessimism with optimism. The transition was far from smooth though, as new concerns materialized and old ones resurfaced. Specifically, increased anxiety regarding sovereign debt solvency in Europe, unrest in North Africa and the Middle East, precarious macroeconomic data, earthquakes in Japan and New Zealand and China’s lending restrictions percolated through global credit markets in waves during the period, alternately fostering and stymieing investors’ appetite for risk. The Federal Reserve Board’s second round of Treasury purchases, which is popularly referred to as quantitative easing (QE2), tempered modest price decreases that occurred during the period. Overall, liquidity returned to the credit markets during the period, largely in the form of new issuance as firms sought to refinance debt. This trend supported high-yield and investment-grade names.

Performance Results

For the six months ended March 31, 2011, Loomis Sayles Fixed Income Fund returned 5.64%. The fund outperformed its benchmark, the Barclays Capital U.S. Government/Credit Bond Index, which returned -1.90% for the period.

Explanation of Fund Performance

Favorable security selection primarily accounted for the fund’s outperformance. Tentative signs of stability in Europe, namely the acceptance of eurozone bank stress tests, allayed investor fears, and major currencies rallied against the U.S. dollar. This translated into sizable contributions from our investments denominated in the Canadian dollar, Australian dollar, New Zealand dollar and Norwegian krone. Similarly, bonds issued in the Indonesian rupiah, Singapore dollar and South Korean won contributed modestly to performance. In addition, our holdings in equity-sensitive convertible bonds and preferred securities advanced due to healthy stock market performance during the period. Among high-yield bonds, the industrials sector was the top performer, with the strongest returns coming from issues in the technology, consumer non-cyclical and communication segments. Our allocation to high-yield financials also contributed positively.

A small position in government-owned securities had a negative effect on relative performance, primarily due to a long duration stance within the allocation. Additionally, our overall longer-than-Benchmark duration detracted from returns due to yields increasing during the period. Furthermore, while most non-U.S.-dollar positions contributed positively, our holdings denominated in the euro lagged on fears of sovereign risk. Issues denominated in the Brazilian real also struggled during the period.

Outlook

Strong liquidity, markets in transition, geopolitical turmoil, continued economic recovery and tragic natural disasters garnered significant attention from market participants during the first quarter of 2011. Many of these themes will continue to dominate investor consciousness going forward.

We believe markets remain in transition regarding interest rates, with pressures building both globally and domestically. Globally, growth in many areas of the world remains robust; however, inflation concerns have begun to attract attention. Central banks will likely continue to shift toward less accommodative policy as 2011 progresses. We anticipate the Federal Reserve’s program of Treasury purchases in the United States will end during the second quarter and believe the U.S. economic recovery has sufficient momentum to continue expanding without outsized government stimulus.

Our assessment of the fundamental underpinnings of the corporate sector remains positive. In general, corporations are proceeding conservatively with regard to hiring and capital expenditures. Merger and acquisition activity has increased recently, and we believe there is room for more growth in that space. Valuations in the corporate bond space are generally fair, with investor demand for yield providing support and liquidity to the high-yield, investment-grade and convertible sectors.

We continue to position the fund for global economic recovery, as well as a gradual upward bias in interest rates. We continue to emphasize yield advantage, global diversification and specific bond picking within the fund.

3  |

LOOMIS SAYLES FIXED INCOME FUND

Average Annual Returns

March 31, 2011

	6 months	1 year	5 years	10 years

Institutional Class (Inception 1/17/95)	5.64%	12.16%	8.99%	10.69%

Comparative Performance
Barclays Capital U.S. Government/Credit Bond Index(b)	-1.90	5.26	5.83	5.53
Lipper BBB-Rated Funds Index(b)	0.37	8.77	5.97	5.79

Gross expense ratio (before fee waivers and/or expense reimbursements)*
Institutional: 0.58%

Net expense ratio (after fee waivers and/or expense reimbursements)*
Institutional: 0.58%
*	As stated in the most recent prospectus. Waivers/reimbursements are contractual and are set to expire on 1/31/12. Contracts are reevaluated on an annual basis.

Cumulative Performance

March 31, 2001 through March 31, 2011(a)

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit www.loomissayles.com. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized. Performance data reflects certain fee waivers and/or expense reimbursements, if any, without which performance would be lower.

(a)	The mountain chart is based on the fund’s minimum initial investment of $3,000,000.
(b)	See page 15 for a description of the indices.

What you should know

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

|  4

LOOMIS SAYLES GLOBAL BOND FUND

Fund and manager review

FUND FACTS

Managers:

Ken Buntrock, CFA, CIC

David Rolley, CFA

Lynda Schweitzer, CFA

Symbols:

Institutional Class	LSGBX
Retail Class	LSGLX

Objective:

High total investment return through a combination of high current income and capital appreciation

Strategy:

Invests primarily in investment grade fixed-income securities worldwide, although it may invest up to 20% of assets in lower-quality fixed-income securities.

Fund Inception Date:

May 10, 1991

Class Inception Date:

Institutional Class:

May 10, 1991

Retail Class:

December 31, 1996

Net Assets:

$2,294.6 million

Market Conditions

Government bond yields rose at the end of 2010, as investors favored risk in the form of equity and other higher-yielding investments in the wake of improving economic data. But, mid-way through the first quarter of 2011, deteriorating sentiment and increased uncertainty began to test risk preference. Higher oil prices, turmoil in the Middle East and North Africa, and the Japanese disaster caused the market to revise global economic growth forecasts down. Meanwhile, the ambiguity of European sovereign debt concerns remained. Nevertheless, riskier assets performed well during the period, despite mounting uncertainty and rising interest rates around the globe. Global credit strongly outperformed government-issued bonds on a duration-matched basis, while lower-quality bonds generally outperformed high-quality bonds. Among currencies, the U.S. dollar finished the period weaker versus all major currencies.

Performance Results

For the six months ended March 31, 2011, Institutional Class shares of Loomis Sayles Global Bond Fund returned 1.37%. The fund outperformed its benchmark, the Barclays Capital Global Aggregate Bond Index, which returned -0.10% for the period.

Explanation of Fund Performance

Favorable security selection and an overweight in corporate bonds, along with an underweight in government bonds, drove the fund’s outperformance relative to the benchmark. Specifically, our preference for cyclical corporate bonds within the technology and communications industries aided performance. From a quality perspective, the fund’s overweights in BBB-rated credits and high-yield bonds boosted relative returns. From a currency perspective, we capitalized on a weak U.S. dollar with overweights in developing and non-yen, -euro and –U.S.-dollar currencies, including the Indonesian rupiah, Malaysian ringgit, Mexican peso, Singapore dollar, Danish krone, Norwegian krone and Swedish krona. To better align the currency exposure of specific holdings, we traded foreign currency contracts throughout the period. These derivatives were an integral part of the fund’s overall currency strategy, which boosted returns for the period. Country selection also enhanced returns, primarily due to substantial underweights in the European local markets. In addition, the fund’s shorter-than-benchmark duration across the U.S.-dollar-based corporate, securitized and Treasury sectors enhanced returns, as yields rose across the curve. Duration is a measure of interest rate sensitivity.

The fund’s underweight in the euro detracted from returns, as the currency strengthened against the U.S. dollar during the period. Euro positioning also dampened relative performance from a yield curve perspective. As rates rose across the curve, the fund’s average long-duration exposure hurt relative performance.

Outlook

We are maintaining overweight positions in non-yen Asian currencies, because we expect the currency-positive effects of tighter central bank policies to outweigh the currency-negative effects of weaker local equity markets. The impact of higher oil prices on inflation has resulted in a more hawkish tone coming from the European Central Bank (ECB). This is why the euro has firmed. Oil price hikes increase the likelihood of ECB hikes, widening the euro-to-dollar spread in short-term rates. We used the latest bond rally to tweak duration lower in developed countries. We believe there are clear risks to growth in 2012, but for now we remain global expansion optimists and are therefore also retaining our corporate credit positions. Finally, positions in emerging markets, commodity currencies and non-Japan Asian countries still appear warranted, given the global growth and rates outlook. Nevertheless, some equity volatility is likely following the conclusion of the Federal Reserve Board’s quantitative easing, which involves large-scale purchases of Treasury securities. As long as growth prospects remain firm, we anticipate spillover into credit spreads will be relatively minor.

5  |

LOOMIS SAYLES GLOBAL BOND FUND

Average Annual Returns

March 31, 2011

	6 months	1 year	5 years	10 years

Institutional Class (Inception 5/10/91)	1.37%	9.12%	7.56%	8.98%
Retail Class (Inception 12/31/96)	1.22	8.79	7.22	8.67

Comparative Performance
Barclays Capital Global Aggregate Bond Index(c)	-0.10	7.15	6.95	7.02
Lipper Global Income Funds Index(c)	1.80	7.81	6.46	6.63

Gross expense ratio (before fee waivers and/or expense reimbursements)*
Institutional: 0.66% Retail 1.00%

Gross expense ratio (after fee waivers and/or expense reimbursements)*
Institutional: 0.66% Retail: 1.00%
*	As stated in the most recent prospectus. Waivers/reimbursements are contractual and are set to expire on 1/31/12. Contracts are reevaluated on an annual basis.

Cumulative Performance(a)

March 31, 2001 through March 31, 2011(a)(b)

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month-end, please visit www.loomissayles.com. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized. Performance data reflects certain fee waiver and/or expense reimbursements, if any, without which performance would be lower.

(a)	Cumulative performance is shown for the Institutional Class. Performance of the Retail Class would be lower due to higher fees.
(b)	The mountain chart is based on the Institutional Class minimum initial investment of $100,000.
(c)	See page 15 for a description of the indices.

What you should know:

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

.

|  6

LOOMIS SAYLES INFLATION PROTECTED SECURITIES FUND

Fund and manager review

FUND FACTS

Managers:

John Hyll

Cliff Rowe, CFA

Symbols:

Institutional Class	LSGSX
Retail Class	LIPRX

Objective:

High total investment return through a combination of current income and capital appreciation

Strategy:

Invests primarily in inflation-protected securities with emphasis on debt securities issued by the U.S. Treasury.

Fund Inception Date:

May 20, 1991

Class Inception Date:

Institutional Class:

May 20, 1991

Retail Class:

May 28, 2010

Net Assets:

$17.3 million

Market Conditions

While still close to historical lows, interest rates began to move higher at the end of 2010, a trend that continued through the first quarter of 2011. A preference for riskier assets prevailed for most of the first quarter, but headline news, including a severe earthquake in Japan, political instability in the Middle East and North Africa, and the re-emergence of European sovereign-debt woes contributed to volatility that negatively influenced investor sentiment. Despite these headwinds, the markets remained relatively resilient, as positive corporate earning news and macroeconomic indicators supported the continuation of the economic recovery.

Performance Results

For the six months ended March 31, 2011, Institutional Class shares of Loomis Sayles Inflation Protected Securities Fund returned 1.40%. The fund performed in line with its benchmark, the Barclays Capital U.S. Treasury Inflation Protected Securities Index, which returned 1.42% for the period.

Explanation of Fund Performance

Against a backdrop of higher interest rates, shorter-duration Treasury Inflation Protected Securities (TIPS) led fund performance during the period. The fund’s slightly-shorter-than-benchmark yield curve positioning contributed positively to performance and helped the fund’s TIPS outperform those of the benchmark.

In addition, an overweight to corporate credit – particularly our small allocation to high-yield industrials – helped relative results, as riskier assets performed better during the period. Among corporates, the largest contribution to return came from holdings in the basic industry, capital goods and insurance areas. Nevertheless, our corporate exposure favored longer-duration issues, and rising interest rates dampened the sector’s positive contribution. Furthermore, corporate returns in the consumer non-cyclical and technology sectors were weak and slightly detracted from relative performance.

The fund’s exposure to the Mexican peso and Canadian dollar also helped relative performance. Both currencies appreciated versus the U.S. dollar, due to sustained demand for local market commodities and continued low rates in the United States.

Outlook

Higher food and commodity prices have stoked expected inflation levels, which helped TIPS outperform nominal Treasuries. Despite recent bouts of volatility, the market has shown to be fairly resilient, offering further conviction that the economic recovery may continue as anticipated. The continuation of the Federal Reserve Board’s (the Fed’s) loose monetary policy may cause inflation speculation to mount over time, which could increase breakeven rates (the difference between the nominal yields offered by Treasuries and the real, or inflation-adjusted, yields offered by TIPS). Further out, when the Fed shifts toward a more hawkish stance on inflation and raises interest rates, inflation expectations at the longer end of the yield curve may dampen. In this scenario, real and nominal yields for long-dated issues would converge, effectively lowering breakeven rates at the long end of the yield curve. If this occurs, we may find opportunities at the shorter and intermediate parts of the yield curve to maximize returns. Additionally, corporate earnings generally have been positive, and we will continue to hold a small overweight to the sector, seeking to opportunistically add value when what we view as attractive risk/reward issues become available.

7  |

LOOMIS SAYLES INFLATION PROTECTED SECURITIES FUND

Average Annual Returns

March 31, 2011

	6 Months	1 Year	5 Years	10 Years

Institutional Class (Inception 5/20/91)(e)	1.40%	8.29%	5.90%	5.37%
Retail Class (Inception 5/28/10)(a)(e)	1.31	8.05	5.59	5.02

Comparative Performance
Barclays Capital U.S. Treasury Inflation Protected Securities Index(c)	1.42	7.91	6.25	6.74
Lipper Treasury Inflation Protected Securities Funds Index(c)	1.24	7.99	5.68	N/A

Gross expense ratio (before fee waivers and/or expense reimbursements)*
Institutional: 1.22% Retail: 2.36%

Net expense ratio (after fee waivers and/or expense reimbursements)*
Institutional: 0.40% Retail: 0.65%
*	As stated in the most recent prospectus. Waivers/reimbursements are contractual and are set to expire on 1/31/12. Contracts are reevaluated on an annual basis.

Cumulative Performance(d)(e)

March 31, 2001 through March 31, 2011(b)(d)(e)

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit www.loomissayles.com. Current performance may be higher or lower than quoted.

For illustrative purposes, the chart above reflects the growth of a hypothetical investment of $100,000 in the fund, for the last ten years. The chart above also reflects the growth of a hypothetical investment in the former primary benchmark of the fund, the Barclays Capital U.S. Government Bond Index (the “Former Benchmark”), compared to the performance of the fund from March 31, 2001 through December 31, 2004. On December 15, 2004, in connection with a change of the fund’s investment objective, the fund changed its primary benchmark to the Barclays Capital U.S. Treasury Inflation Protected Securities Index (the “New Benchmark”). Since index performance data is not available coincident with the date of the fund’s strategy change, comparative data for the fund’s New Benchmark begins on December 31, 2004. The chart above reflects the growth of a hypothetical investment in the New Benchmark, compared to the performance of the fund, from December 31, 2004, through March 31, 2011. The chart above also compares the performance of the fund to the Lipper Treasury Inflation Protected Securities Funds Index from December 31, 2004 through March 31, 2011. The performance of the New Benchmark and of the Lipper Treasury Inflation Protected Securities Funds Index was linked to the performance of the Former Benchmark as of December 31, 2004.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized. Performance data reflects certain fee waivers and/or expense reimbursements, if any, without which performance would be lower.

(a)	Prior to inception of Retail Class (5/28/10), performance is that of Institutional Class, restated to reflect the higher net expenses of Retail Class.
(b)	The mountain chart is based on the fund’s initial minimum investment of $100,000 for the Institutional Class.
(c)	See page 15 for a description of the indices. Return data is not available for the Lipper Treasury Inflation Protected Securities Index prior to July 1, 2003.
(d)	Cumulative performance is shown for the Institutional Class. Performance of the Retail Class would be lower due to higher fees.
(e)	The fund revised its investment strategies on 12/15/04; performance may have been different had the current investment strategy been in place for all periods shown.

What you should know:

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

|  8

LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND

Fund and manager review

FUND FACTS

Managers:

Daniel Fuss, CFA, CIC

Matthew Eagan, CFA

Kathleen Gaffney, CFA

Elaine Stokes

Symbol:

Institutional Class	LSHIX

Objective:

High total investment return through a combination of current income and capital appreciation

Strategy:

Invests in primarily lower-quality fixed-income securities and other securities that are expected to produce a relatively high level of income, (including income-producing preferred and common stocks).

The fund may invest any portion of its assets in Canadian securities and up to 50% of assets in other foreign securities, including emerging markets securities.

Fund Inception Date:

June 5, 1996

Fund Registration Date:

March 7, 1997

Net Assets:

$429.4 million

Market Conditions

A gradually improving global economic environment drove risk appetite, while stronger corporate balance sheets and employment gains generated additional investor confidence. In this environment, high-yield credits generally outperformed their investment-grade counterparts, and investors were rewarded for taking on higher degrees of risk. Record market liquidity allowed debt issuers to refinance old lines of credit at more beneficial terms, as investors reached for yield in the continued artificially-low interest rate environment. Challenges emerged, as European sovereign-debt worries continued to pop up on news of elections, resignations and banking sector troubles. In addition, political upheaval in the Middle East and North Africa led to volatility in the global markets and created uncertainty regarding oil shipments. The natural and nuclear disasters in Japan also rattled the markets, as many of the country’s manufacturers had to shut down operations. Investors also feared that Japan, one of the largest holders of U.S. Treasuries, would liquidate its positions to rebuild.

Performance Results

For the six months ended March 31, 2011, Loomis Sayles Institutional High Income Fund returned 9.60%. The fund outperformed its benchmark, the Barclays Capital U.S. Corporate High-Yield Bond Index, which returned 7.23% for the period.

Explanation of Fund Performance

Favorable security selection and exposure to out-of-benchmark sectors were the main drivers of the fund’s outperformance relative to the benchmark. In particular, positions in convertible bonds and a small allocation to equities boosted relative returns due to strong underlying equity-market performance. In the high-yield sector, holdings in the industrials, utilities and financial segments posted strong returns, while consumer non-cyclical and cyclical, technology, finance, communication, capital goods and energy credits represented some of the strongest industry-based returns.

Although investment-grade securities and securities denominated in foreign currencies provided positive returns, the returns they generated were not as strong as the return of the benchmark. A small allocation to U.S. Treasuries posted negative results. While investors flocked to relatively safer assets during periods of increased volatility, a preference for risk dominated during the six-month period.

Outlook

Strong liquidity, markets in transition, geopolitical turmoil, continued economic recovery and tragic natural disasters garnered significant attention from market participants during the first quarter of 2011. Many of these themes will continue to dominate investor consciousness going forward.

We believe markets remain in transition regarding interest rates, with pressures building both globally and domestically. Globally, growth in many areas of the world remains robust; however, inflation concerns have begun to attract attention. Central banks will likely continue to shift toward less accommodative policy as 2011 progresses. We anticipate the Federal Reserve’s program of Treasury purchases in the United States, which is referred to as “QE2” (short for quantitative easing), will end during the second quarter and believe the U.S. economic recovery has sufficient momentum to continue expanding without outsized government stimulus.

Our assessment of the fundamental underpinnings of the corporate sector remains positive. In general, corporations are proceeding conservatively with regard to hiring and capital expenditures. Merger and acquisition activity has increased recently, and we believe there is room for more growth in that space. Valuations in the corporate bond space are generally fair, with investor demand for yield providing support and liquidity to the high-yield, investment-grade and convertible sectors.

We continue to position the fund for global economic recovery, as well as a gradual upward bias in interest rates. We continue to emphasize yield advantage, global diversification and specific bond picking within the fund.

9  |

LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND

Average Annual Returns

March 31, 2011

	6 months	1 year	5 years	10 years
Institutional Class (Inception 6/5/96)	9.60%	14.12%	9.51%	11.21%
Comparative Performance
Barclays Capital U.S. Corporate High-Yield Bond Index(b)	7.23	14.31	9.12	8.63
Lipper High Current Yield Funds Index(b)	7.91	14.15	6.87	6.72

Gross expense ratio (before fee waivers and/or expense reimbursements)*
Institutional: 0.72%

Net expense ratio (after fee waivers and/or expense reimbursements)*
Institutional: 0.72%
*	As stated in the most recent prospectus. Waivers/reimbursements are contractual and are set to expire on 1/31/12. Contracts are reevaluated on an annual basis.

Cumulative Performance

March 31, 2001 through March 31, 2011(a)

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit www.loomissayles.com. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized. Performance data reflects certain fee waivers and/or expense reimbursements, if any, without which performance would be lower.

(a)	The mountain chart is based on the fund’s minimum initial investment of $3,000,000.
(b)	See page 15 for a description of the indices.

What you should know

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

|  10

LOOMIS SAYLES INTERMEDIATE DURATION BOND FUND

Fund and manager review

FUND FACTS

Managers:

Neil Burke

Cliff Rowe, CFA

Richard Raczkowski

Symbols:

Institutional Class	LSDIX
Retail Class	LSDRX

Objective:

Above-average total return through a combination of current income and capital appreciation

Strategy:

Invests only in investment-grade fixed-income securities. The fund’s weighted average duration generally is two to five years. The fund may invest any portion of its assets in U.S.-dollar-denominated Canadian securities and up to 20% of its assets in other U.S.-dollar-denominated foreign securities, including emerging market securities.

Fund Inception Date:

January 28, 1998

Class Inception Date:

Institutional Class:

January 28, 1998

Retail Class:

May 28, 2010

Net Assets:

$56.8 million

Market Conditions

By the end of calendar year 2010, interest rates began to move steadily steeper, creating a challenging environment for most rate-sensitive sectors. A preference for riskier assets prevailed throughout much of the first quarter of 2011, but headline news, including a severe earthquake in Japan, political instability in the Middle East and North Africa, and the re-emergence of European sovereign-debt woes contributed to volatility that negatively influenced investor sentiment. Despite these headwinds, the markets remained relatively resilient, as positive corporate earning news and macroeconomic indicators supported a continuation of the economic recovery.

Performance Results

For the six months ended March 31, 2011, Institutional Class shares of Loomis Sayles Intermediate Duration Bond Fund returned -0.34%. The fund outperformed its benchmark, the Barclays Capital U.S. Intermediate Government/Credit Bond Index, which returned -1.11% for the period.

Explanation of Fund Performance

Favorable issue selection and sector allocations contributed to the fund’s outperformance. In particular, commercial mortgage-backed securities (CMBS) continued to offer attractive value for the fund, and an overweight position in CMBS was the largest individual contributor to performance during the period. Our allocations remained concentrated in higher-quality, super-senior CMBS. Issue selection among U.S. corporate bonds also made a positive contribution to performance, helping to buoy returns in a challenging market environment. In particular, the fund’s holdings in the communications, energy and basic industry sectors boosted relative return. A small allocation to high-yield corporate securities, focused in the industrials segment, provided a small boost to excess return and generated the largest gains for the fund. Additionally, an underweight in U.S. Treasuries helped performance, because returns among Treasuries were largely negative in the rising-rate environment, and riskier assets performed better.

The fund’s longer-duration positions tended to underperform during the period, as interest rates ratcheted higher. Despite remaining in line with the benchmark in terms of duration, a negative yield curve effect was the largest detractor from the fund’s performance. Returns from Treasury securities declined during the period. Longer-duration positions weighed on performance, while issues at the shorter end of the yield curve eked out small positive gains. Within the corporate sector, returns were weakest in the capital goods, technology and transportation industries.

Outlook

We anticipate maintaining an overweight in corporate securities and structured assets while remaining underweight in Treasuries for the foreseeable future. There is a more cautious view of interest rates and yield curve effects going forward, due to the Federal Reserve Board’s scheduled conclusion to its second round of quantitative easing, popularly referred to as “QE2,” by the end of the second quarter. We expect to maintain the fund’s relatively neutral duration versus the benchmark. Anticipating future volatility as QE2 winds down, we will continue to diversify the fund’s holdings. In addition, we will continue to use Treasuries for liquidity and duration management.

11  |

LOOMIS SAYLES INTERMEDIATE DURATION BOND FUND

Average Annual Returns

March 31, 2011

	6 months	1 year	5 years	10 years

Institutional Class (Inception 1/28/98)	-0.34%	5.63%	6.83%	5.66%
Retail Class (Inception 5/28/10)(a)	-0.37	5.61	6.58	5.35

Comparative Performance
Barclays Capital U.S. Intermediate Government/Credit Bond Index(c)	-1.11	4.63	5.68	5.20
Lipper Intermediate Investment Grade Debt Funds Index(c)	-0.01	6.68	5.77	5.34

Gross expense ratio (before fee waivers and/or expense reimbursements)*
Institutional: 0.73% Retail: 1.61%

Net expense ratio (after fee waivers and/or expense reimbursements)*
Institutional: 0.40% Retail: 0.65%
*	As stated in the most recent prospectus. Waivers/reimbursements are contractual and are set to expire on 1/31/12. Contracts are reevaluated on an annual basis.

Cumulative Performance(d)

March 31, 2001 through March 31, 2011(b)(d)

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month-end, please visit www.loomissayles.com. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized. Performance data reflects certain fee waivers and/or expense reimbursements, if any, without which performance would be lower.

(a)	Prior to inception of Retail Class (5/28/10), performance is that of Institutional Class, restated to reflect the higher net expenses of Retail Class.
(b)	The mountain chart is based on the fund’s initial minimum investment of $100,000 for the Institutional Class.
(c)	See page 15 for a description of the indices.
(d)	Cumulative performance is shown for the Institutional Class. Performance of the Retail Class would be lower due to higher fees.

What you should know:

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

|  12

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND

Fund and manager review

FUND FACTS

Managers:

Daniel Fuss, CFA, CIC

Matthew Eagan, CFA

Kathleen Gaffney, CFA

Elaine Stokes

Symbols:

Institutional Class	LSIGX

Objective:

Above-average total investment return through a combination of current income and capital appreciation

Strategy:

Invests in primarily investment-grade fixed-income securities, although it may invest up to 10% of its assets in lower-quality fixed-income securities and up to 10% of its assets in preferred stocks. The fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of assets in securities of other foreign issuers, including emerging markets.

Fund Inception Date:

July 1, 1994

Fund Registration Date:

March 7, 1997

Net Assets:

$455.4 million

Market Conditions

Riskier assets rallied during the period amid positive macroeconomic indicators and continued support from the Federal Reserve Board’s quantitative easing program, which involves significant purchases of Treasury securities. Many fourth-quarter 2010 earnings reports surpassed expectations, and consumer confidence trended higher. Late in the period, unrest in the Middle East and a devastating earthquake in Japan brought volatility back to the market. Commodity prices increased sharply, and inflationary pressures prompted China to raise reserve rates. Oil prices hit 12-month highs, as unrest in North Africa created supply concerns. On a bright note, the U.S. unemployment rate dropped to 8.8% in March from a high of 9.8% in November. Demand for risk and a technical rally continued to drive returns in corporate and securitized debt. Overall, corporate bonds outpaced U.S. Treasuries, as yield spreads continued to tighten.

Performance Results

For the six months ended March 31, 2011, Loomis Sayles Investment Grade Fixed Income Fund returned 3.39%. The fund outperformed its benchmark, the Barclays Capital U.S. Government/Credit Bond Index, which returned -1.90% for the period.

Explanation of Fund Performance

Strong security selection and sector positioning within corporate credit, high-yield, non-U.S. dollar and convertibles were the primary drivers of the fund’s outperformance. In particular, a substantial allocation to the non-U.S.-dollar space boosted relative performance, as the commodity-rich nations of Canada, Australia, Norway and New Zealand provided the strongest returns. Additionally, strong security selection in the investment-grade corporate bond sector bolstered relative performance, with names in the finance, insurance, communication and transportation industries offering the best returns. A modest allocation to high-yield corporate bonds also contributed favorably, particularly in the consumer cyclical, transportation and finance industries. The fund’s commercial mortgage-backed securities and asset-backed securities offered strong returns relative to Treasuries and continued to support relative performance, while exposure to convertible bonds and preferred stock benefited from strong returns in the equity market. Selected names in the automotive, banking, technology and consumer non-cyclical industries performed the best. In addition, an underweight position in U.S. Treasuries helped relative performance, as demand for risk drove investors away from normally safer sectors, which lagged for the period.

The only notable detractor to relative performance was the fund’s yield-curve positioning. Specifically, the fund’s slightly-longer-than-benchmark duration weighed on returns, as the yield curve shifted up during the period. Duration is a measure of interest-rate sensitivity.

Outlook

Strong liquidity, markets in transition, geopolitical turmoil, continued economic recovery and tragic natural disasters garnered significant attention from market participants during the first quarter of 2011. Many of these themes will continue to dominate investor consciousness going forward.

We believe markets remain in transition regarding interest rates, with pressures building both globally and domestically. Globally, growth in many areas of the world remains robust; however, inflation concerns have begun to attract attention. Central banks will likely continue to shift toward less accommodative policy as 2011 progresses. We anticipate the Federal Reserve’s program of Treasury purchases in the United States, which is referred to as “QE2” (short for quantitative easing), will end during the second quarter and believe the U.S. economic recovery has sufficient momentum to continue expanding without outsized government stimulus.

Our assessment of the fundamental underpinnings of the corporate sector remains positive. In general, corporations are proceeding conservatively with regard to hiring and capital expenditures. Merger and acquisition activity has increased recently, and we believe there is room for more growth in that space. Valuations in the corporate bond space are generally fair, with investor demand for yield providing support and liquidity to the high-yield, investment-grade and convertible sectors.

We continue to position the fund for global economic recovery, as well as a gradual upward bias in interest rates. We continue to emphasize yield advantage, global diversification and specific bond picking within the fund.

13  |

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND

Average Annual Returns

March 31, 2011

	6 months	1 year	5 years	10 years
Institutional Class (Inception 7/1/94)	3.39%	11.40%	9.18%	10.16%
Comparative Performance
Barclays Capital U.S. Government/Credit Bond Index(b)	-1.90	5.26	5.83	5.53
Lipper BBB-Rated Funds Index(b)	0.37	8.77	5.97	5.79

Gross expense ratio (before fee waivers and/or expense reimbursements)*
Institutional: 0.48%

Net expense ratio (after fee waivers and/or expense reimbursements)*
Institutional: 0.48%
*	As stated in the most recent prospectus. Waivers/reimbursements are contractual and are set to expire on 1/31/12. Contracts are reevaluated on an annual basis.

Cumulative Performance

March 31, 2001 through March 31, 2011(a)

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit www.loomissayles.com. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized. Performance data reflects certain fee waivers and/or expense reimbursements, if any, without which performance would be lower.

(a)	The mountain chart is based on the fund’s minimum initial investment of $3,000,000.
(b)	See page 15 for a description of the indices.

What you should know

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

|  14

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

Index Definitions

Indexes are unmanaged and do not have expenses that affect results, unlike mutual funds. Index returns are adjusted for the reinvestment of capital gain distributions and income dividends. It is not possible to invest directly in an index.

Barclays Capital U.S. Government/Credit Bond Index is an unmanaged index that includes U.S. Treasuries, government-related issues, and investment grade U.S. corporate securities.

Barclays Capital U.S. Intermediate Government/Credit Bond Index is an unmanaged index that includes U.S. Treasuries, government-related issues, and investment grade U.S. corporate securities with remaining maturities of one to ten years.

Barclays Capital Global Aggregate Bond Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-rate debt markets.

Barclays Capital U.S. Corporate High-Yield Bond Index is an unmanaged index that covers the U.S.-dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market.

Barclays Capital U.S. Treasury Inflation Protected Securities Index is an unmanaged index that tracks inflation protected securities issued by the U.S. Treasury.

Lipper BBB-Rated Funds Index is an unmanaged index that tracks the average performance of the 30 largest BBB-rated funds according to Lipper Inc.

Lipper Global Income Funds Index is an unmanaged index that tracks the average performance of the 30 largest global income funds according to Lipper Inc.

Lipper High Current Yield Funds Index is an unmanaged index that tracks the average performance of the 30 largest high current yield funds according to Lipper Inc.

Lipper Intermediate Investment Grade Debt Funds Index is an unmanaged index that tracks the average performance of the 30 largest intermediate investment grade debt funds according to Lipper Inc.

Lipper Treasury Inflation Protected Securities Funds Index is an unmanaged index that tracks the average performance of the 30 largest treasury inflation protected securities funds according to Lipper Inc.

Source: Lipper, Inc.

Proxy Voting Information

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, (i) by calling Loomis Sayles at 800-633-3330; (ii) on the funds’ website, www.loomissayles.com, and (iii) on the SEC’s website, www.sec.gov. Information about how the funds voted proxies relating to portfolio securities during the 12 months ended June 30, 2010 is available on (i) the funds’ website and (ii) the SEC’s website.

Quarterly Portfolio Schedules

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. These costs are described in more detail in each fund’s prospectus. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class of fund shares shows the actual amount of Fund expenses you would have paid on a $1,000 investment in the fund from October 1, 2010 through March 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your Class.

The second line in the table for each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

15  |

Loomis Sayles Bond Fund

Institutional Class	Beginning Account Value 10/1/2010	Ending Account Value 3/31/2011	Expenses Paid During Period* 10/1/2010 – 3/31/2011
Actual	$1,000.00	$1,056.40	$3.23
Hypothetical (5% return before expenses)	$1,000.00	$1,021.79	$3.18

Retail Class
Actual	$1,000.00	$1,055.10	$4.71
Hypothetical (5% return before expenses)	$1,000.00	$1,020.34	$4.63

Admin Class
Actual	$1,000.00	$1,053.80	$6.14
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.04

*   Expenses are equal to the Fund’s annualized expense ratio: 0.63%, 0.92% and 1.20% for Institutional, Retail and Admin Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

Loomis Sayles Fixed Income Fund

Institutional Class	Beginning Account Value 10/1/2010	Ending Account Value 3/31/2011	Expenses Paid During Period* 10/1/2010 – 3/31/2011
Actual	$1,000.00	$1,056.40	$2.97
Hypothetical (5% return before expenses)	$1,000.00	$1,022.04	$2.92

*   Expenses are equal to the Fund’s annualized expense ratio: 0.58%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

Loomis Sayles Global Bond Fund

Institutional Class	Beginning Account Value 10/1/2010	Ending Account Value 3/31/2011	Expenses Paid During Period* 10/1/2010 – 3/31/2011
Actual	$1,000.00	$1,013.70	$3.31
Hypothetical (5% return before expenses)	$1,000.00	$1,021.64	$3.33

Retail Class
Actual	$1,000.00	$1,012.20	$4.92
Hypothetical (5% return before expenses)	$1,000.00	$1,020.04	$4.94

*   Expenses are equal to the Fund’s annualized expense ratio: 0.66% and 0.98% for Institutional and Retail Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

Loomis Sayles Inflation Protected Securities Fund

Institutional Class	Beginning Account Value 10/1/2010	Ending Account Value 3/31/2011	Expenses Paid During Period* 10/1/2010 – 3/31/2011
Actual	$1,000.00	$1,014.00	$2.01
Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	$2.02

Retail Class
Actual	$1,000.00	$1,013.10	$3.26
Hypothetical (5% return before expenses)	$1,000.00	$1,021.69	$3.28

*   Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.40% and 0.65% for Institutional and Retail Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

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Loomis Sayles Institutional High Income Fund

Institutional Class	Beginning Account Value 10/1/2010	Ending Account Value 3/31/2011	Expenses Paid During Period* 10/1/2010 – 3/31/2011
Actual	$1,000.00	$1,096.00	$3.66
Hypothetical (5% return before expenses)	$1,000.00	$1,021.44	$3.53

*   Expenses are equal to the Fund’s annualized expense ratio: 0.70%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

Loomis Sayles Intermediate Duration Bond Fund

Institutional Class	Beginning Account Value 10/1/2010	Ending Account Value 3/31/2011	Expenses Paid During Period* 10/1/2010 – 3/31/2011
Actual	$1,000.00	$996.60	$1.99
Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	$2.02

Retail Class
Actual	$1,000.00	$996.30	$3.24
Hypothetical (5% return before expenses)	$1,000.00	$1,021.69	$3.28

*   Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.40% and 0.65% for Institutional and Retail Class, respectively, multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

Loomis Sayles Investment Grade Fixed Income Fund

Institutional Class	Beginning Account Value 10/1/2010	Ending Account Value 3/31/2011	Expenses Paid During Period* 10/1/2010 – 3/31/2011
Actual	$1,000.00	$1,033.90	$2.48
Hypothetical (5% return before expenses)	$1,000.00	$1,022.49	$2.47

*   Expenses are equal to the Fund’s annualized expense ratio: 0.49%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

17  |

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Bond Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 86.8% of Net Assets

Non-Convertible Bonds – 76.9%

	ABS Car Loan – 0.1%
$10,423,000	Avis Budget Rental Car Funding AESOP LLC, Series 2007-2A, Class A, 0.394%, 8/20/2013, 144A(b)	$10,200,077
5,917,000	Avis Budget Rental Car Funding AESOP LLC, Series 2010-5A, Class B, 5.110%, 3/20/2017, 144A	6,202,528

		16,402,605

	Aerospace & Defense – 0.1%
1,510,000	Bombardier, Inc., 7.350%, 12/22/2026, (CAD)	1,593,778
13,664,000	Bombardier, Inc., 7.450%, 5/01/2034, 144A	13,117,440

		14,711,218

	Airlines – 2.1%
51,400,000	Air Canada, 10.125%, 8/01/2015, 144A, (CAD)	56,463,125
405,876	American Airlines Pass Through Trust, Series 1993-A6, 8.040%, 9/16/2011	405,876
1,655,398	American Airlines Pass Through Trust, Series 2009-1A, 10.375%, 1/02/2021	1,945,092
146,307	Continental Airlines Pass Through Trust, Series 1996-1, Class A, 6.940%, 4/15/2015	148,867
7,195,819	Continental Airlines Pass Through Trust, Series 1997-1, Class A, 7.461%, 10/01/2016	7,276,772
2,090,679	Continental Airlines Pass Through Trust, Series 1997-4, Class B, 6.900%, 7/02/2018	2,085,452
2,898,362	Continental Airlines Pass Through Trust, Series 1998-1, Class B, 6.748%, 9/15/2018	2,920,100
8,657,826	Continental Airlines Pass Through Trust, Series 1999-1, Class B, 6.795%, 2/02/2020	8,484,669
4,276,392	Continental Airlines Pass Through Trust, Series 1999-2, Class B, 7.566%, 9/15/2021	4,233,628
2,527,025	Continental Airlines Pass Through Trust, Series 2000-1, Class A-1, 8.048%, 5/01/2022	2,754,458

Principal Amount (‡)	Description	Value (†)

	Airlines – continued
$2,365,219	Continental Airlines Pass Through Trust, Series 2000-2, Class A-1, 7.707%, 10/02/2022	$2,560,350
3,452,515	Continental Airlines Pass Through Trust, Series 2000-2, Class B, 8.307%, 10/02/2019	3,487,040
2,741,509	Continental Airlines Pass Through Trust, Series 2001-1, Class A-1, 6.703%, 12/15/2022	2,864,877
3,618,639	Continental Airlines Pass Through Trust, Series 2001-1, Class B, 7.373%, 6/15/2017	3,627,686
17,074,761	Continental Airlines Pass Through Trust, Series 2007-1, Class A, 5.983%, 10/19/2023	17,501,630
26,253,528	Continental Airlines Pass Through Trust, Series 2007-1, Class B, 6.903%, 4/19/2022	26,450,429
23,894,768	Continental Airlines Pass Through Trust, Series 2009-1, 9.000%, 7/08/2016	27,120,562
28,806,593	Continental Airlines Pass Through Trust, Series 2009-2, Class A, 7.250%, 5/10/2021	31,111,120
2,000,000	Delta Air Lines Pass Through Trust, Series 2001-1, Class A-2, 7.111%, 3/18/2013	2,060,000
2,894,701	Delta Air Lines Pass Through Trust, Series 2007-1, Class A, 6.821%, 2/10/2024	2,988,778
4,593,778	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024	4,743,076
33,863,762	Delta Air Lines Pass Through Trust, Series 2007-1, Class C, 8.954%, 8/10/2014	35,133,653
9,017,945	Delta Air Lines Pass Through Trust, Series 2009-1, Series B, 9.750%, 12/17/2016	9,559,022
2,825,000	Delta Air Lines, Inc., 9.500%, 9/15/2014, 144A	3,001,563
3,515,463	Northwest Airlines, Inc., Series 2002-1, Class G2, (MBIA insured), 6.264%, 5/20/2023	3,620,927
26,198,659	Northwest Airlines, Inc., Series 2007-1, Class B, 8.028%, 11/01/2017	26,722,632
2,000,000	Qantas Airways Ltd., 5.125%, 6/20/2013, 144A	2,104,568
44,235,000	Qantas Airways Ltd., 6.050%, 4/15/2016, 144A	47,111,160

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Airlines – continued
$26,836,367	UAL Pass Through Trust, Series 2007-1, Class A, 6.636%, 1/02/2024	$27,104,730
15,845,464	UAL Pass Through Trust, Series 2009-1, 10.400%, 5/01/2018	18,143,056
27,843,000	US Airways Pass Through Trust, Series 2010-1, Class B, 8.500%, 10/22/2018	27,982,215

		411,717,113

	Automotive – 1.7%
385,000	ArvinMeritor, Inc., 8.125%, 9/15/2015	400,400
3,172,000	Cummins, Inc., 6.750%, 2/15/2027	3,328,950
9,800,000	FCE Bank PLC, EMTN, 7.125%, 1/16/2012, (EUR)	14,305,211
6,550,000	FCE Bank PLC, EMTN, 7.125%, 1/15/2013, (EUR)	9,746,789
2,590,000	Ford Motor Co., 6.375%, 2/01/2029	2,446,882
2,611,000	Ford Motor Co., 6.500%, 8/01/2018	2,733,720
1,560,000	Ford Motor Co., 6.625%, 2/15/2028	1,514,743
64,950,000	Ford Motor Co., 6.625%, 10/01/2028	63,035,729
2,720,000	Ford Motor Co., 7.125%, 11/15/2025	2,640,848
122,204,000	Ford Motor Co., 7.450%, 7/16/2031	132,299,272
1,580,000	Ford Motor Co., 7.500%, 8/01/2026	1,586,325
55,235,000	Ford Motor Credit Co. LLC, 7.000%, 4/15/2015	59,787,800
7,040,000	Ford Motor Credit Co. LLC, 8.700%, 10/01/2014	7,991,526
6,041,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	5,678,540
14,150,000	Goodyear Tire & Rubber Co. (The), 10.500%, 5/15/2016	15,848,000
3,700,000	TRW Automotive, Inc., 7.250%, 3/15/2017, 144A	4,070,000
6,400,000	TRW Automotive, Inc., 8.875%, 12/01/2017, 144A	7,168,000

		334,582,735

	Banking – 6.2%
100,540,000	AgriBank FCB, 9.125%, 7/15/2019, 144A	120,032,796
33,073,000	Associates Corp. of North America, 6.950%, 11/01/2018	36,961,723
35,170,000	BAC Capital Trust VI, 5.625%, 3/08/2035	30,691,136
2,682,000	Bank of America Corp., 5.420%, 3/15/2017	2,738,011

Principal Amount (‡)	Description	Value (†)

	Banking – continued
$7,290,000	Bank of America Corp., 6.000%, 9/01/2017	$7,813,407
12,823,000	Bank of America NA, 5.300%, 3/15/2017	13,164,938
87,880,000,000	Barclays Bank PLC, EMTN, 3.680%, 8/20/2015, (KRW)	78,217,726
3,260,000	Bear Stearns Cos., Inc. (The), 4.650%, 7/02/2018	3,292,206
274,980,870,000	BNP Paribas SA, EMTN, Zero Coupon, 6/13/2011, 144A, (IDR)	31,172,394
66,710,000	Citigroup, Inc., 5.000%, 9/15/2014	69,658,782
1,445,000	Citigroup, Inc., 5.850%, 12/11/2034	1,416,925
33,485,000	Citigroup, Inc., 5.875%, 2/22/2033	31,479,918
15,880,000	Citigroup, Inc., 6.000%, 10/31/2033	15,163,637
43,650,000	Citigroup, Inc., 6.125%, 5/15/2018	47,609,535
8,805,000	Citigroup, Inc., 6.125%, 8/25/2036	8,396,404
72,120,000	Citigroup, Inc., 6.375%, 8/12/2014	79,724,189
4,900,000	Citigroup, Inc., EMTN, (fixed rate to 11/30/2012, variable rate thereafter), 3.625%, 11/30/2017, (EUR)	6,526,530
87,000,000	Citigroup, Inc., MTN, 5.500%, 10/15/2014	93,838,200
14,370,000	First Niagara Finance Group, Inc., 6.750%, 3/19/2020	15,675,198
900,000	Goldman Sachs Group, Inc. (The), 6.450%, 5/01/2036	880,176
54,175,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	54,642,476
4,065,000	Goldman Sachs Group, Inc. (The), GMTN, 5.375%, 3/15/2020	4,127,337
4,680,000	HBOS PLC, 6.000%, 11/01/2033, 144A	3,521,677
12,345,000	ICICI Bank Ltd., (fixed rate to 4/30/2017, variable rate thereafter), 6.375%, 4/30/2022, 144A	12,283,275
599,419,948,660	JPMorgan Chase & Co., Zero Coupon, 4/12/2012, 144A, (IDR)	64,681,594
327,370,000,000	JPMorgan Chase & Co., EMTN, 7.070%, 3/22/2014, (IDR)	37,325,631
80,020,000	Lloyds TSB Bank PLC, MTN, 6.500%, 9/14/2020, 144A	78,668,142
4,825,000	Merrill Lynch & Co., Inc., 5.700%, 5/02/2017	4,968,206
6,110,000	Merrill Lynch & Co., Inc., 6.110%, 1/29/2037	5,794,828

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Banking – continued
100,400,000	Merrill Lynch & Co., Inc., 10.710%, 3/08/2017, (BRL)	$62,110,066
4,887,000	Merrill Lynch & Co., Inc., EMTN, 4.625%, 9/14/2018, (EUR)	6,376,100
8,660,000	Merrill Lynch & Co., Inc., MTN, 6.875%, 4/25/2018	9,618,593
3,600,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034	3,309,804
1,970,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.400%, 8/28/2017	2,147,454
12,895,000	Morgan Stanley, 4.750%, 4/01/2014	13,436,796
19,500,000	Morgan Stanley, 5.500%, 7/24/2020	19,486,292
4,100,000	Morgan Stanley, 5.750%, 1/25/2021	4,138,114
117,500,000	Morgan Stanley, GMTN, 7.625%, 3/03/2016, (AUD)	122,433,150
9,600,000	Morgan Stanley, Series F, GMTN, 5.625%, 9/23/2019	9,804,816
11,700,000	Morgan Stanley, Series F, GMTN, 6.625%, 4/01/2018	12,859,657
7,795,000	Morgan Stanley, Series F, MTN, 5.950%, 12/28/2017	8,372,906
7,500,000	Morgan Stanley, Series G & H, GMTN, 5.125%, 11/30/2015, (GBP)	12,378,205

		1,246,938,950

	Brokerage – 0.0%
1,295,000	Jefferies Group, Inc., 6.250%, 1/15/2036	1,196,995
4,860,000	Jefferies Group, Inc., 8.500%, 7/15/2019	5,733,337

		6,930,332

	Building Materials – 0.8%
4,805,000	Masco Corp., 4.800%, 6/15/2015	4,774,753
3,285,000	Masco Corp., 5.850%, 3/15/2017	3,220,903
19,873,000	Masco Corp., 6.125%, 10/03/2016	20,383,100
2,900,000	Masco Corp., 6.500%, 8/15/2032	2,616,629
26,195,000	Owens Corning, Inc., 6.500%, 12/01/2016	28,521,142
51,180,000	Owens Corning, Inc., 7.000%, 12/01/2036	51,355,701
35,870,000	USG Corp., 6.300%, 11/15/2016	33,717,800
17,605,000	USG Corp., 9.750%, 1/15/2018	18,441,238

		163,031,266

Principal Amount (‡)	Description	Value (†)

	Chemicals – 0.7%
$51,205,000	Chevron Phillips Chemical Co. LLC, 8.250%, 6/15/2019, 144A	$61,134,213
19,619,000	Hercules, Inc., 6.500%, 6/30/2029	16,504,483
2,550,000	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/01/2018	2,696,625
10,565,000	Methanex Corp., Senior Note, 6.000%, 8/15/2015	10,587,715
31,054,000	Momentive Specialty Chemicals, Inc., 7.875%, 2/15/2023	25,464,280
2,886,000	Momentive Specialty Chemicals, Inc., 8.375%, 4/15/2016	2,683,980
11,305,000	Momentive Specialty Chemicals, Inc., 9.200%, 3/15/2021	10,513,650
1,025,000	Mosaic Global Holdings, Inc., 7.375%, 8/01/2018	1,165,634

		130,750,580

	Collateralized Mortgage Obligations – 0.2%
2,193,623	Banc of America Alternative Loan Trust, Series 2007-1, Class 2A1, 5.763%, 4/25/2037(b)	1,736,979
10,029,033	WaMu Mortgage Pass Through Certificates, Series 2007-OA6, Class 2A, 2.734%, 7/25/2047(b)	6,303,257
30,121,098	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR4, Class 2A2, 2.753%, 4/25/2035(b)	29,034,720

		37,074,956

	Commercial Mortgage-Backed Securities – 0.0%
4,964,749	GSR Mortgage Loan Trust, Series 2005-AR2, Class 2A1, 2.745%, 4/25/2035(b)	4,477,349

	Construction Machinery – 0.5%
60,172,000	Case New Holland, Inc., 7.750%, 9/01/2013	65,512,265
1,975,000	Joy Global, Inc., 6.625%, 11/15/2036	2,000,474
1,902,000	RSC Equipment Rental, Inc./RSC Holdings III LLC, 9.500%, 12/01/2014	1,992,345
27,030,000	Toro Co., 6.625%, 5/01/2037(c)	24,280,373

		93,785,457

	Consumer Cyclical Services – 0.6%
1,000,000	ServiceMaster Co. (The), 7.100%, 3/01/2018	940,000
6,175,000	ServiceMaster Co. (The), 7.450%, 8/15/2027	4,986,313
106,395,000	Western Union Co. (The), 6.200%, 11/17/2036	104,115,913

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Consumer Cyclical Services – continued
$1,575,000	Western Union Co. (The), 6.200%, 6/21/2040	$1,545,651

		111,587,877

	Consumer Products – 0.1%
695,000	Acco Brands Corp., 7.625%, 8/15/2015	708,900
7,210,000	Snap-on, Inc., 6.700%, 3/01/2019	8,149,326

		8,858,226

	Distributors – 0.0%
1,775,000	EQT Corp., 8.125%, 6/01/2019	2,115,825
3,805,000	ONEOK, Inc., 6.000%, 6/15/2035	3,701,504

		5,817,329

	Diversified Manufacturing – 0.4%
8,473,000	Fibria Overseas Finance Ltd., 7.500%, 5/04/2020, 144A	9,193,205
1,435,000	Textron Financial Corp., 5.400%, 4/28/2013	1,508,961
550,000	Textron Financial Corp., Series E, MTN, 5.125%, 8/15/2014	564,623
19,900,000	Textron, Inc., 3.875%, 3/11/2013, (EUR)	28,046,677
7,145,000	Textron, Inc., 5.600%, 12/01/2017	7,465,782
23,658,000	Textron, Inc., EMTN, 6.625%, 4/07/2020, (GBP)	37,525,106

		84,304,354

	Electric – 2.8%
4,875,000	AES Corp. (The), 7.750%, 3/01/2014	5,265,000
12,356,963	AES Ironwood LLC, 8.857%, 11/30/2025	12,264,286
1,432,373	AES Red Oak LLC, Series A, 8.540%, 11/30/2019	1,453,859
75,513,000	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	79,531,047
3,105,000	Ameren Illinois Co., 6.250%, 4/01/2018	3,397,758
94,196,017	Bruce Mansfield Unit, 6.850%, 6/01/2034(c)	98,844,638
4,541,440	CE Generation LLC, 7.416%, 12/15/2018	4,660,571
62,180,000	Cleveland Electric Illuminating Co. (The), 5.950%, 12/15/2036	58,163,421
134,000	Commonwealth Edison Co., 4.750%, 12/01/2011(c)	133,855
5,295,000	Dynegy Holdings, Inc., 7.125%, 5/15/2018	3,891,825
11,835,000	Dynegy Holdings, Inc., 7.625%, 10/15/2026	8,225,325
3,504,000	Dynegy Holdings, Inc., 7.750%, 6/01/2019	2,719,980

Principal Amount (‡)	Description	Value (†)

	Electric – continued
$23,200,000	Edison Mission Energy, 7.625%, 5/15/2027	$17,284,000
19,000,000	EDP Finance BV, 4.900%, 10/01/2019, 144A	16,584,454
11,581,000	Endesa SA/Cayman Islands, 7.875%, 2/01/2027	12,933,035
7,425,000	Energy Future Holdings Corp., 10.000%, 1/15/2020	7,868,087
4,250,000	Enersis SA, Cayman Islands, 7.400%, 12/01/2016	4,904,645
25,460,000	ITC Holdings Corp., 5.875%, 9/30/2016, 144A	28,079,019
37,955,000	ITC Holdings Corp., 6.375%, 9/30/2036, 144A	39,709,242
23,775,000	NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027(c)	12,125,250
581,702	Power Receivables Finance LLC, 6.290%, 1/01/2012, 144A	582,051
4,764,375	Quezon Power Philippines LC, 8.860%, 6/15/2017	5,193,169
557,391	Salton Sea Funding Corp., Series E, 8.300%, 5/30/2011	559,698
206,251	Salton Sea Funding Corp., Series F, 7.475%, 11/30/2018	218,077
70,980,000	TXU Corp., Series P, 5.550%, 11/15/2014	46,491,900
140,586,000	TXU Corp., Series Q, 6.500%, 11/15/2024	65,723,955
9,406,000	TXU Corp., Series R, 6.550%, 11/15/2034	4,326,760
9,175,000	White Pine Hydro LLC, 6.310%, 7/10/2017(c)	9,523,925
14,695,000	White Pine Hydro LLC, 6.960%, 7/10/2037(c)	13,916,165
5,000,000	White Pine Hydro Portfolio LLC, 7.260%, 7/20/2015(c)	4,740,750

		569,315,747

	Entertainment – 0.0%
10,000	Time Warner, Inc., 7.625%, 4/15/2031	11,536

	Financial Other – 0.2%
38,476,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A	48,330,281

	Food & Beverage – 0.2%
31,590,000	Corn Products International, Inc., 6.625%, 4/15/2037	33,019,100
6,400,000	Viterra, Inc., 6.406%, 2/16/2021, 144A, (CAD)	6,840,441

		39,859,541

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Government Owned – No Guarantee – 0.6%
$34,515,000	DP World Ltd., 6.850%, 7/02/2037, 144A	$31,753,800
152,980,000,000	Export-Import Bank of Korea, 6.600%, 11/04/2013, 144A, (IDR)	16,974,938
691,350,000,000	Export-Import Bank of Korea, 8.300%, 3/15/2014, 144A, (IDR)	80,230,741

		128,959,479

	Health Insurance – 0.1%
10,565,000	CIGNA Corp., 6.150%, 11/15/2036	10,775,349

	Healthcare – 2.2%
7,100,000	Boston Scientific Corp., 5.125%, 1/12/2017	7,262,214
3,725,000	Boston Scientific Corp., 5.450%, 6/15/2014	3,975,525
15,410,000	Boston Scientific Corp., 6.000%, 1/15/2020	16,146,860
7,230,000	Boston Scientific Corp., 6.400%, 6/15/2016	7,883,187
22,142,000	Boston Scientific Corp., 7.000%, 11/15/2035	22,611,964
13,400,000	HCA, Inc., 5.750%, 3/15/2014	13,651,250
7,800,000	HCA, Inc., 6.250%, 2/15/2013	8,092,500
17,380,000	HCA, Inc., 6.375%, 1/15/2015	17,727,600
63,735,000	HCA, Inc., 6.500%, 2/15/2016	64,850,362
3,045,000	HCA, Inc., 6.750%, 7/15/2013	3,201,056
27,204,000	HCA, Inc., 7.050%, 12/01/2027	24,211,560
20,287,000	HCA, Inc., 7.190%, 11/15/2015	20,388,435
27,148,000	HCA, Inc., 7.500%, 12/15/2023	25,654,860
26,465,000	HCA, Inc., 7.500%, 11/06/2033	24,281,638
70,501,000	HCA, Inc., 7.690%, 6/15/2025	67,152,202
44,984,000	HCA, Inc., 8.360%, 4/15/2024	44,984,000
21,924,000	HCA, Inc., MTN, 7.580%, 9/15/2025	20,663,370
12,446,000	HCA, Inc., MTN, 7.750%, 7/15/2036	11,637,010
4,710,000	Owens & Minor, Inc., 6.350%, 4/15/2016(c)	4,832,432
34,198,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	28,341,593
560,000	Tenet Healthcare Corp., 9.250%, 2/01/2015	616,700

		438,166,318

Principal Amount (‡)	Description	Value (†)

	Home Construction – 0.5%
$6,430,000	K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2015	$5,336,900
19,270,000	K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2016	14,356,150
6,249,000	K. Hovnanian Enterprises, Inc., 6.375%, 12/15/2014	5,670,968
4,050,000	K. Hovnanian Enterprises, Inc., 6.500%, 1/15/2014	3,675,375
1,650,000	K. Hovnanian Enterprises, Inc., 7.500%, 5/15/2016	1,254,000
895,000	KB Home, 5.875%, 1/15/2015	883,813
6,007,000	Pulte Group, Inc., 5.200%, 2/15/2015	5,961,947
65,355,000	Pulte Group, Inc., 6.000%, 2/15/2035	51,140,287
17,240,000	Pulte Group, Inc., 6.375%, 5/15/2033	14,007,500
3,930,000	Toll Brothers Finance Corp., 5.150%, 5/15/2015	4,011,406

		106,298,346

	Independent Energy – 0.8%
9,585,000	Anadarko Petroleum Corp., 6.375%, 9/15/2017	10,550,161
80,585,000	Anadarko Petroleum Corp., 6.450%, 9/15/2036	80,480,965
5,925,000	Chesapeake Energy Corp., 6.250%, 1/15/2017, (EUR)	8,722,287
2,615,000	Chesapeake Energy Corp., 6.500%, 8/15/2017	2,827,469
13,805,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	14,909,400
20,226,000	Connacher Oil and Gas Ltd., 10.250%, 12/15/2015, 144A	21,439,560
3,640,000	Connacher Oil and Gas Ltd., 11.750%, 7/15/2014, 144A	3,913,000
8,782,000	Pioneer Natural Resources Co., 7.200%, 1/15/2028	9,157,755
9,825,000	QEP Resources, Inc., 6.875%, 3/01/2021	10,316,250

		162,316,847

	Industrial Other – 0.2%
26,410,000	Ranhill Labuan Ltd., 12.500%, 10/26/2011, 144A	23,240,800
10,540,000	Worthington Industries, Inc., 6.500%, 4/15/2020	11,274,164

		34,514,964

	Integrated Energy – 0.0%
1,028,864	PF Export Receivables Master Trust, Series A, 6.436%, 6/01/2015, 144A	1,095,740

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Life Insurance – 0.9%
2,800,000	American International Group, Inc., EMTN, 5.000%, 4/26/2023, (GBP)	$3,859,678
3,245,000	American International Group, Inc., Series G, MTN, 5.600%, 10/18/2016	3,366,480
29,065,000	American International Group, Inc., Series G, MTN, 5.850%, 1/16/2018	30,275,150
7,075,000	American International Group, Inc., Series MP, GMTN, 5.450%, 5/18/2017	7,262,763
4,145,000	American International Group, Inc., Series MPLE, 4.900%, 6/02/2014, (CAD)	4,318,154
6,655,000	ASIF III Jersey Ltd., Series 2003-G, EMTN, 4.750%, 9/11/2013, (EUR)	9,626,448
22,550,000	MetLife, Inc., 6.400%, 12/15/2066	21,717,905
12,020,000	MetLife, Inc., 10.750%, 8/01/2069	16,587,600
57,985,000	Mutual of Omaha Insurance Co., 6.800%, 6/15/2036, 144A	58,678,211
12,950,000	NLV Financial Corp., 7.500%, 8/15/2033, 144A	12,450,285
5,670,000	Penn Mutual Life Insurance Co. (The), 6.650%, 6/15/2034, 144A	5,494,525
9,965,000	Unum Group, 7.125%, 9/30/2016	11,233,883

		184,871,082

	Local Authorities – 1.8%
110,620,000	New South Wales Treasury Corp., 6.000%, 5/01/2012, (AUD)	115,674,951
15,305,000	New South Wales Treasury Corp., Series 12RG, 6.000%, 5/01/2012, (AUD)	16,002,043
95,840,000	New South Wales Treasury Corp., Series 17RG, 5.500%, 3/01/2017, (AUD)	98,632,154
1,507,000	Ontario Hydro, Zero Coupon, 11/27/2020, (CAD)	1,028,553
13,340,077	Province of Alberta, 5.930%, 9/16/2016, (CAD)	15,279,376
730,000	Province of British Columbia, 5.750%, 1/09/2012, (CAD)	778,423
760,000	Province of Ontario, 4.400%, 12/02/2011, (CAD)	799,956
92,365,000	Queensland Treasury Corp., 7.125%, 9/18/2017, 144A, (NZD)	76,369,263
60,000	Queensland Treasury Corp., Series 11G, 6.000%, 6/14/2011, (AUD)	62,194

Principal Amount (‡)	Description	Value (†)

	Local Authorities – continued
38,965,000	Queensland Treasury Corp., Series 14, 5.750%, 11/21/2014, (AUD)	$40,595,637

		365,222,550

	Lodging – 0.0%
8,450,000	Wyndham Worldwide Corp., 5.750%, 2/01/2018	8,755,484

	Media Cable – 1.3%
174,935,000	Comcast Corp., 6.950%, 8/15/2037	190,448,936
1,550,000	CSC Holdings LLC, 7.875%, 2/15/2018	1,720,500
37,585,000	Shaw Communications, Inc., 5.650%, 10/01/2019, (CAD)	39,693,171
26,541,000	Time Warner Cable, Inc., 6.750%, 7/01/2018	30,151,133

		262,013,740

	Media Non-Cable – 0.3%
5,765,000	Clear Channel Communications, Inc., 5.000%, 3/15/2012	5,721,763
44,385,000	News America, Inc., 6.150%, 3/01/2037	43,979,942

		49,701,705

	Metals & Mining – 0.4%
11,557,000	Alcoa, Inc., 5.720%, 2/23/2019	12,018,332
4,935,000	Alcoa, Inc., 5.870%, 2/23/2022	5,050,218
2,050,000	Alcoa, Inc., 5.950%, 2/01/2037	1,933,974
6,490,000	Alcoa, Inc., 6.750%, 1/15/2028	6,788,994
15,150,000	Algoma Acquisition Corp., 9.875%, 6/15/2015, 144A	13,938,000
11,175,000	United States Steel Corp., 6.050%, 6/01/2017	11,524,219
9,625,000	United States Steel Corp., 6.650%, 6/01/2037	8,855,000
23,520,000	United States Steel Corp., 7.000%, 2/01/2018	24,431,400

		84,540,137

	Mortgage Related – 0.0%
223,613	FHLMC, 5.000%, 12/01/2031	235,650

	Non-Captive Consumer – 4.9%
86,353,000	Residential Capital LLC, 9.625%, 5/15/2015	87,108,589
1,305,000	SLM Corp., 6.000%, 5/10/2012, (AUD)	1,313,665
150,125(††)	SLM Corp., 6.000%, 12/15/2043	3,155,252
27,880,000	SLM Corp., MTN, 5.050%, 11/14/2014	28,142,853
4,875,000	SLM Corp., MTN, 5.125%, 8/27/2012	5,031,175

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Non-Captive Consumer – continued
$2,030,000	SLM Corp., MTN, 8.000%, 3/25/2020	$2,212,700
76,745,000	SLM Corp., Series A, MTN, 5.000%, 10/01/2013	79,437,982
57,166,000	SLM Corp., Series A, MTN, 5.000%, 4/15/2015	57,556,444
23,623,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	22,199,100
28,262,000	SLM Corp., Series A, MTN, 5.375%, 1/15/2013	29,396,776
34,835,000	SLM Corp., Series A, MTN, 5.375%, 5/15/2014	36,123,477
45,279,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	38,711,190
140,870,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	157,774,400
37,484,000	Springleaf Finance Corp., 3.250%, 1/16/2013, (EUR)	49,536,176
4,690,000	Springleaf Finance Corp., MTN, 5.750%, 9/15/2016	4,221,000
10,870,000	Springleaf Finance Corp., Series H, MTN, 5.375%, 10/01/2012	10,693,362
17,024,000	Springleaf Finance Corp., Series I, MTN, 4.875%, 7/15/2012	16,726,080
27,427,000	Springleaf Finance Corp., Series I, MTN, 5.850%, 6/01/2013	26,809,892
800,000	Springleaf Finance Corp., Series J, MTN, 5.200%, 12/15/2011	798,000
400,000	Springleaf Finance Corp., Series J, MTN, 5.625%, 8/17/2011	400,500
4,800,000	Springleaf Finance Corp., Series J, MTN, 5.900%, 9/15/2012	4,752,000
935,000	Springleaf Finance Corp., Series J, MTN, 6.500%, 9/15/2017	832,150
340,340,000	Springleaf Finance Corp., Series J, MTN, 6.900%, 12/15/2017	310,985,675

		973,918,438

	Non-Captive Diversified – 7.6%
30,190,000	Ally Financial, Inc., 6.750%, 12/01/2014	31,812,713
23,588,000	Ally Financial, Inc., 7.500%, 12/31/2013	25,386,585
50,810,000	Ally Financial, Inc., 7.500%, 9/15/2020, 144A	54,176,162
44,981,000	Ally Financial, Inc., 8.000%, 12/31/2018	48,298,349
35,442,000	Ally Financial, Inc., 8.000%, 11/01/2031	38,631,780
72,545,000	Ally Financial, Inc., 8.300%, 2/12/2015	79,527,456

Principal Amount (‡)	Description	Value (†)

	Non-Captive Diversified – continued
$71,260,000	Aviation Capital Group Corp., 6.750%, 4/06/2021, 144A	$71,438,150
13,608,616	CIT Group, Inc., 7.000%, 5/01/2013	13,863,778
38,902,776	CIT Group, Inc., 7.000%, 5/01/2014	39,632,203
38,902,776	CIT Group, Inc., 7.000%, 5/01/2015	39,243,175
89,288,640	CIT Group, Inc., 7.000%, 5/01/2016	89,400,251
102,048,173	CIT Group, Inc., 7.000%, 5/01/2017	102,175,733
44,525,000	General Electric Capital Australia Funding Pty Ltd., EMTN, 8.000%, 2/13/2012, (AUD)	46,983,661
89,985,000	General Electric Capital Corp., Series A, EMTN, 6.750%, 9/26/2016, (NZD)	71,358,003
15,000,000	General Electric Capital Corp., Series A, GMTN, 2.960%, 5/18/2012, (SGD)	12,090,012
150,000,000	General Electric Capital Corp., Series A, GMTN, 3.485%, 3/08/2012, (SGD)	120,922,967
84,065,000	General Electric Capital Corp., Series A, GMTN, 7.625%, 12/10/2014, (NZD)	69,268,368
22,590,000	General Electric Capital Corp., Series A, MTN, 0.603%, 5/13/2024(b)	19,776,935
266,643,000	General Electric Capital Corp., Series A, MTN, 6.500%, 9/28/2015, (NZD)	211,762,128
7,270,000	General Motors Acceptance Corp. of Canada Ltd., EMTN, 7.125%, 9/13/2011, (AUD)	7,454,572
360,000	International Lease Finance Corp., 5.875%, 5/01/2013	369,000
15,925,000	International Lease Finance Corp., 6.375%, 3/25/2013	16,482,375
28,765,000	International Lease Finance Corp., 8.250%, 12/15/2020	31,533,631
35,950,000	International Lease Finance Corp., 8.875%, 9/15/2015, 144A	39,545,000
415,000	International Lease Finance Corp., Series Q, MTN, 5.250%, 1/10/2013	420,188
3,680,000	International Lease Finance Corp., Series R, MTN, 5.625%, 9/20/2013	3,739,800
3,545,000	International Lease Finance Corp., Series R, MTN, 5.650%, 6/01/2014	3,562,725
52,875,000	iStar Financial, Inc., 5.150%, 3/01/2012	52,478,437

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Non-Captive Diversified – continued
$3,865,000	iStar Financial, Inc., 5.500%, 6/15/2012	$3,826,350
25,633,000	iStar Financial, Inc., 5.650%, 9/15/2011	25,697,083
16,230,000	iStar Financial, Inc., 5.850%, 3/15/2017	14,160,675
29,057,000	iStar Financial, Inc., 5.875%, 3/15/2016	25,860,730
5,655,000	iStar Financial, Inc., 6.050%, 4/15/2015	5,174,325
46,795,000	iStar Financial, Inc., 8.625%, 6/01/2013	47,496,925
9,690,000	iStar Financial, Inc., Series B, 5.700%, 3/01/2014	9,060,150
60,205,000	iStar Financial, Inc., Series B, 5.950%, 10/15/2013	57,044,237

		1,529,654,612

	Oil Field Services – 1.4%
10,680,000	Allis-Chalmers Energy, Inc., 8.500%, 3/01/2017	11,454,300
15,693,000	Nabors Industries, Inc., 6.150%, 2/15/2018	17,181,450
134,360,000	Nabors Industries, Inc., 9.250%, 1/15/2019	169,367,632
4,497,000	Parker Drilling Co., 9.125%, 4/01/2018	4,834,275
23,050,000	Rowan Cos., Inc., 7.875%, 8/01/2019	27,341,357
25,600,000	Weatherford International Ltd., 6.500%, 8/01/2036	25,596,954
4,250,000	Weatherford International Ltd., 6.800%, 6/15/2037	4,419,838
13,670,000	Weatherford International Ltd., 7.000%, 3/15/2038	14,478,950

		274,674,756

	Packaging – 0.2%
3,450,000	OI European Group BV, 6.875%, 3/31/2017, 144A, (EUR)	4,999,348
2,500,000	Owens-Brockway Glass Container, Inc., 6.750%, 12/01/2014, (EUR)	3,596,144
18,644,000	Owens-Illinois, Inc., 7.800%, 5/15/2018	20,345,265

		28,940,757

	Paper – 1.5%
26,262,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	27,443,790
31,317,000	Georgia-Pacific LLC, 7.375%, 12/01/2025	33,039,435
470,000	Georgia-Pacific LLC, 7.700%, 6/15/2015	532,275
80,840,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	88,822,950

Principal Amount (‡)	Description	Value (†)

	Paper – continued
$21,749,000	Georgia-Pacific LLC, 8.000%, 1/15/2024	$24,848,232
16,307,000	Georgia-Pacific LLC, 8.875%, 5/15/2031	19,690,703
4,447,000	International Paper Co., 6.875%, 11/01/2023	4,758,779
10,392,000	International Paper Co., 8.700%, 6/15/2038	13,322,014
24,586,000	Westvaco Corp., 7.950%, 2/15/2031	25,722,045
36,799,000	Westvaco Corp., 8.200%, 1/15/2030	39,272,850
4,127,000	Weyerhaeuser Co., 6.950%, 10/01/2027	4,107,038
12,470,000	Weyerhaeuser Co., 7.375%, 3/15/2032	13,149,453

		294,709,564

	Pharmaceuticals – 0.1%
22,630,000	Elan Finance PLC/Elan Finance Corp., 8.875%, 12/01/2013	23,393,763

	Pipelines – 2.3%
27,325,000	DCP Midstream LP, 6.450%, 11/03/2036, 144A	27,777,775
12,209,000	El Paso Corp., 6.950%, 6/01/2028	12,369,011
2,045,000	El Paso Corp., 7.420%, 2/15/2037	2,092,816
1,500,000	El Paso Corp., GMTN, 7.750%, 1/15/2032	1,680,873
1,000,000	El Paso Corp., GMTN, 7.800%, 8/01/2031	1,109,361
7,325,000	Energy Transfer Partners LP, 6.125%, 2/15/2017	8,177,864
11,435,000	Energy Transfer Partners LP, 6.625%, 10/15/2036	11,948,237
25,030,000	Enterprise Products Operating LLP, 6.300%, 9/15/2017	28,220,149
7,500,000	Florida Gas Transmission Co., 7.900%, 5/15/2019, 144A	9,046,335
56,672,004	Maritimes & Northeast Pipeline LLC, 7.500%, 5/31/2014, 144A(c)	61,298,706
116,405,000	NGPL PipeCo LLC, 7.119%, 12/15/2017, 144A	130,063,148
57,010,000	NiSource Finance Corp., 6.400%, 3/15/2018	63,780,850
1,235,000	NiSource Finance Corp., 6.800%, 1/15/2019	1,412,871
28,845,000	Plains All American Pipeline LP, 6.125%, 1/15/2017	31,945,088
62,130,000	Plains All American Pipeline LP, 6.650%, 1/15/2037	65,697,194
5,572,000	Transportadora de Gas del Sur SA, 7.875%, 5/14/2017, 144A	5,502,350

		462,122,628

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Property & Casualty Insurance – 0.5%
$4,090,000	Hanover Insurance Group, Inc. (The), 7.500%, 3/01/2020	$4,347,551
16,825,000	Liberty Mutual Group, Inc., 6.500%, 3/15/2035, 144A	15,816,627
51,522,000	Marsh & McLennan Cos., Inc., 5.875%, 8/01/2033	48,500,441
8,600,000	MBIA Insurance Corp., (fixed rate to 1/15/2013, variable rate thereafter), 14.000%, 1/15/2033, 144A	4,730,000
12,080,000	White Mountains Re Group Ltd., 6.375%, 3/20/2017, 144A	12,361,911
6,575,000	XL Group PLC, 6.250%, 5/15/2027	6,528,344
2,110,000	XL Group PLC, 6.375%, 11/15/2024	2,194,691

		94,479,565

	Property Trust – 0.4%
68,360,000	WEA Finance LLC/WT Finance Australia Property Ltd., 6.750%, 9/02/2019, 144A	78,437,494

	Railroads – 0.0%
7,944,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045(c)	5,421,780
63,300	Missouri Pacific Railroad Co., Series A, 4.750%, 1/01/2020(c)	58,869

		5,480,649

	Real Estate Operations/Development – 0.0%
7,750,000	First Industrial LP, 5.950%, 5/15/2017	7,305,832

	Refining – 0.0%
1,782,000	Valero Energy Corp., 6.625%, 6/15/2037	1,796,174

	REITs – Apartments – 0.3%
2,565,000	Camden Property Trust, 5.000%, 6/15/2015	2,743,078
40,075,000	Camden Property Trust, 5.700%, 5/15/2017	43,868,219
4,680,000	ERP Operating LP, 5.125%, 3/15/2016	5,025,655
3,000,000	ERP Operating LP, 5.375%, 8/01/2016	3,262,401

		54,899,353

	REITs – Diversified – 0.0%
5,720,000	Duke Realty LP, 5.950%, 2/15/2017	6,170,261

	REITs – Office Property – 0.3%
57,890,000	Highwoods Properties, Inc., 5.850%, 3/15/2017	61,610,417

Principal Amount (‡)	Description	Value (†)

	REITs – Office Property – continued
$5,640,000	Highwoods Properties, Inc., 7.500%, 4/15/2018	$6,446,751

		68,057,168

	REITs – Regional Malls – 0.1%
9,032,000	Simon Property Group LP, 5.750%, 12/01/2015	10,045,228
1,690,000	Simon Property Group LP, 6.125%, 5/30/2018	1,894,006

		11,939,234

	REITs – Warehouse/Industrials – 0.1%
6,022,000	ProLogis, 5.625%, 11/15/2015	6,390,926
6,110,000	ProLogis, 5.625%, 11/15/2016	6,400,231
6,375,000	ProLogis, 5.750%, 4/01/2016	6,847,388
2,332,000	ProLogis, 6.625%, 5/15/2018	2,525,952
1,595,000	ProLogis, 6.875%, 3/15/2020	1,745,295
3,020,000	ProLogis, 7.375%, 10/30/2019	3,420,292

		27,330,084

	Retailers – 1.0%
1,920,000	Dillard’s, Inc., 6.625%, 1/15/2018	1,891,200
4,680,000	Dillard’s, Inc., 7.000%, 12/01/2028	4,165,200
1,740,000	Dillard’s, Inc., 7.130%, 8/01/2018	1,753,050
7,182,000	Dillard’s, Inc., 7.750%, 7/15/2026	6,894,720
1,000,000	Dillard’s, Inc., 7.750%, 5/15/2027	945,000
14,269,000	Foot Locker, Inc., 8.500%, 1/15/2022	14,411,690
5,160,000	J.C. Penney Corp., Inc., 5.750%, 2/15/2018	5,198,700
50,232,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	45,271,590
2,798,000	J.C. Penney Corp., Inc., 7.125%, 11/15/2023	2,895,930
5,580,000	J.C. Penney Corp., Inc., 7.625%, 3/01/2097	4,994,100
28,445,000	Macy’s Retail Holdings, Inc., 6.375%, 3/15/2037	28,445,000
14,133,000	Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	13,673,678
2,098,000	Macy’s Retail Holdings, Inc., 6.900%, 4/01/2029	2,124,225
1,485,000	Macy’s Retail Holdings, Inc., 8.375%, 7/15/2015	1,726,313
9,245,000	Marks & Spencer PLC, 7.125%, 12/01/2037, 144A	8,828,004
39,965,000	Toys R Us, Inc., 7.375%, 10/15/2018	40,064,912
11,255,000	Toys R Us, Inc., 7.875%, 4/15/2013	12,099,125

		195,382,437

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Sovereigns – 3.8%
10,000,000,000	Indonesia Government International Bond, 9.500%, 7/15/2023, (IDR)	$1,225,862
25,000,000,000	Indonesia Treasury Bond, 10.250%, 7/15/2027, (IDR)	3,128,961
145,156,000,000	Indonesia Treasury Bond, Series FR43, 10.250%, 7/15/2022, (IDR)	18,924,425
498,832,000,000	Indonesia Treasury Bond, Series FR44, 10.000%, 9/15/2024, (IDR)	62,849,108
317,658,000,000	Indonesia Treasury Bond, Series FR52, 10.500%, 8/15/2030, (IDR)	40,316,719
378,003,000,000	Indonesia Treasury Bond, Series ZC3, Zero Coupon, 11/20/2012, (IDR)	39,316,045
5,258,000(†††)	Mexican Fixed Rate Bonds, Series M-10, 7.250%, 12/15/2016, (MXN)	44,696,393
28,585,700(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	243,957,006
4,557,000(†††)	Mexican Fixed Rate Bonds, Series MI-10, 9.000%, 12/20/2012, (MXN)	40,507,263
98,690,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	60,145,500
17,305,000	Republic of Brazil, 12.500%, 1/05/2016, (BRL)	12,030,242
114,735,000	Republic of Brazil, 12.500%, 1/05/2022, (BRL)	81,519,370
26,800,000	Republic of Croatia, 6.750%, 11/05/2019, 144A	28,073,000
1,910,000,000	Republic of Iceland, Zero Coupon, 7/15/2011, (ISK)	9,792,362
5,263,700,000	Republic of Iceland, 4.250%, 8/24/2012, (ISK)	27,610,697
4,616,100,000	Republic of Iceland, 7.250%, 5/17/2013, (ISK)	25,902,779
5,473,160,000	Republic of Iceland, 8.000%, 7/22/2011, (ISK)	28,698,358

		768,694,090

	Supermarkets – 0.7%
3,000,000	American Stores Co., 7.900%, 5/01/2017	2,887,500
13,145,000	American Stores Co., Series B, MTN, 7.100%, 3/20/2028	9,924,475
100,590,000	New Albertson’s, Inc., 7.450%, 8/01/2029	79,466,100
20,550,000	New Albertson’s, Inc., 7.750%, 6/15/2026	17,107,875
9,715,000	New Albertson’s, Inc., 8.000%, 5/01/2031	7,966,300
2,995,000	New Albertson’s, Inc., 8.700%, 5/01/2030	2,568,213

Principal Amount (‡)	Description	Value (†)

	Supermarkets – continued
$17,575,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	$12,741,875

		132,662,338

	Supranational – 2.0%
11,505,000	European Investment Bank, 11.250%, 2/14/2013, (BRL)	7,240,191
837,962,640,000	European Investment Bank, EMTN, Zero Coupon, 4/24/2013, 144A, (IDR)	84,003,168
16,500,000	European Investment Bank, EMTN, 7.000%, 1/18/2012, (NZD)	12,965,813
71,230,000	European Investment Bank, MTN, 6.250%, 4/15/2015, (AUD)	74,889,450
345,270,000,000	Inter-American Development Bank, EMTN, Zero Coupon, 5/20/2013, (IDR)	33,779,559
185,840,000	Inter-American Development Bank, EMTN, 6.000%, 12/15/2017, (NZD)	148,320,942
40,000,000	International Bank for Reconstruction & Development, 1.430%, 3/05/2014, (SGD)	31,863,514

		393,062,637

	Technology – 2.0%
1,940,000	Advanced Micro Devices, Inc., 7.750%, 8/01/2020	1,993,350
65,276,000	Agilent Technologies, Inc., 6.500%, 11/01/2017	72,822,036
1,000,000	Alcatel-Lucent, EMTN, 6.375%, 4/07/2014, (EUR)	1,466,801
71,937,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	61,865,820
3,916,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	3,367,760
2,630,000	Arrow Electronics, Inc., 6.875%, 6/01/2018	2,867,187
12,555,000	Avnet, Inc., 5.875%, 3/15/2014	13,497,115
50,915,000	Avnet, Inc., 6.000%, 9/01/2015	54,690,856
15,245,000	Avnet, Inc., 6.625%, 9/15/2016	16,685,576
10,821,000	Corning, Inc., 6.850%, 3/01/2029	12,179,176
5,645,000	Corning, Inc., 7.250%, 8/15/2036	6,444,744
3,640,000	Eastman Kodak Co., 7.250%, 11/15/2013	3,621,800
15,578,000	Equifax, Inc., 7.000%, 7/01/2037	16,606,693
430,000	Freescale Semiconductor, Inc., 8.875%, 12/15/2014	445,588
6,016,000	Freescale Semiconductor, Inc., 10.125%, 12/15/2016	6,392,000

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Technology – continued
$929,000	Motorola Solutions, Inc., 6.000%, 11/15/2017	$1,016,703
15,055,000	Motorola Solutions, Inc., 6.500%, 9/01/2025	15,841,564
32,320,000	Motorola Solutions, Inc., 6.500%, 11/15/2028	33,214,521
33,295,000	Motorola Solutions, Inc., 6.625%, 11/15/2037	35,725,602
12,015,000	Nortel Networks Capital Corp., 7.875%, 6/15/2026(d)	8,831,025
18,622,000	Nortel Networks Ltd., 6.875%, 9/01/2023(d)	4,841,720
4,301,000	Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	5,050,836
28,030,000	Xerox Capital Trust I, 8.000%, 2/01/2027	28,520,525
40,000	Xerox Corp., 6.350%, 5/15/2018	45,227
615,000	Xerox Corp., MTN, 7.200%, 4/01/2016	706,471

		408,740,696

	Tobacco – 0.5%
71,085,000	Reynolds American, Inc., 6.750%, 6/15/2017	81,289,394
17,990,000	Reynolds American, Inc., 7.250%, 6/15/2037	19,039,950

		100,329,344

	Transportation Services – 0.5%
20,469,000	APL Ltd., 8.000%, 1/15/2024(c)	14,021,265
29,151,288	Atlas Air Pass Through Trust, Series 1998-1, Class B, 7.680%, 7/02/2015	28,859,775
6,552,024	Atlas Air Pass Through Trust, Series 1998-1, Class C, 8.010%, 7/02/2011(e)	5,503,701
10,413,583	Atlas Air Pass Through Trust, Series 1999-1, Class A-1, 7.200%, 7/02/2020	10,205,311
520,914	Atlas Air Pass Through Trust, Series 1999-1, Class A-2, 6.880%, 7/02/2011	510,495
13,376,540	Atlas Air Pass Through Trust, Series 1999-1, Class B, 7.630%, 7/02/2016	11,905,121
15,689,997	Atlas Air Pass Through Trust, Series 1999-1, Class C, 8.770%, 7/02/2012(e)	12,551,998
7,695,836	Atlas Air Pass Through Trust, Series 2000-1, Class B, 10.128%, 7/02/2017(e)	7,772,794
201,720	Atlas Air Pass Through Trust, Series 2000-1, Class C, 9.702%, 7/02/2011(e)	173,479
2,675,000	Erac USA Finance Co., 7.000%, 10/15/2037, 144A	2,914,487

		94,418,426

Principal Amount (‡)	Description	Value (†)

	Treasuries – 16.6%
587,055,000	Canadian Government, 2.000%, 9/01/2012, (CAD)	$608,920,452
228,647,000	Canadian Government, 3.500%, 6/01/2013, (CAD)	243,839,821
94,395,000	Canadian Government, 3.750%, 6/01/2012, (CAD)	99,915,574
246,645,000	Canadian Government, 3.750%, 6/01/2019, (CAD)	263,855,453
297,760,000	Canadian Government, 4.250%, 6/01/2018, (CAD)	330,072,872
5,954,553	Hellenic Republic Government Bond, 2.300%, 7/25/2030, (EUR)	4,226,818
1,950,000	Hellenic Republic Government Bond, 4.600%, 7/20/2018, (EUR)	1,702,616
38,475,000	Hellenic Republic Government Bond, 4.700%, 3/20/2024, (EUR)	32,339,814
19,500,000	Hellenic Republic Government International Bond, 2.125%, 7/05/2013, (CHF)	16,688,263
161,775,000	Ireland Government Bond, 4.500%, 10/18/2018, (EUR)	161,885,736
54,925,000	Ireland Government Bond, 4.500%, 4/18/2020, (EUR)	52,736,382
9,025,000	Ireland Government Bond, 5.000%, 10/18/2020, (EUR)	8,817,709
114,275,000	Ireland Government Bond, 5.400%, 3/13/2025, (EUR)	107,854,150
33,000,000	New Zealand Government Bond, 6.000%, 12/15/2017, (NZD)	26,342,018
224,730,000	New Zealand Government Bond, 6.500%, 4/15/2013, (NZD)	181,649,103
668,075,000	Norwegian Government, 4.250%, 5/19/2017, (NOK)	125,676,381
319,620,000	Norwegian Government, 5.000%, 5/15/2015, (NOK)	61,495,460
530,990,000	Norwegian Government, 6.000%, 5/16/2011, (NOK)	96,414,015
2,021,445,000	Norwegian Government, 6.500%, 5/15/2013, (NOK)	392,623,999
35,750,000	Portugal Obrigacoes do Tesouro OT, 3.850%, 4/15/2021, (EUR)	35,556,612
9,000,000	Portugal Obrigacoes do Tesouro OT, 4.800%, 6/15/2020, (EUR)	9,897,338
490,910,000	U.S. Treasury Bond, 4.250%, 11/15/2040	469,509,269

		3,332,019,855

	Utility Other – 0.0%
4,800,000	Listrindo Capital BV, 9.250%, 1/29/2015, 144A	5,310,288

	Wireless – 1.1%
57,512,000	Nextel Communications, Inc., Series C, 5.950%, 3/15/2014	57,655,780

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Wireless – continued
$40,092,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	$40,242,345
4,680,000	Nextel Communications, Inc., Series E, 6.875%, 10/31/2013	4,715,100
34,124,000	Sprint Capital Corp., 6.875%, 11/15/2028	31,479,390
38,286,000	Sprint Capital Corp., 6.900%, 5/01/2019	39,530,295
8,390,000	Sprint Capital Corp., 8.750%, 3/15/2032	8,924,863
15,252,000	Sprint Nextel Corp., 6.000%, 12/01/2016	15,309,195
16,745,000	True Move Co. Ltd., 10.750%, 12/16/2013, 144A	18,126,462

		215,983,430

	Wirelines – 3.2%
20,118,000	AT&T Corp., 6.500%, 3/15/2029	21,286,132
8,395,000	Axtel SAB de CV, 9.000%, 9/22/2019, 144A	8,059,200
5,790,000	Bell Canada, MTN, 6.550%, 5/01/2029, 144A, (CAD)	6,326,478
12,705,000	Bell Canada, MTN, 7.300%, 2/23/2032, (CAD)	14,814,069
37,096,000	Bell Canada, Series M-17, 6.100%, 3/16/2035, (CAD)	37,981,024
3,940,000	BellSouth Telecommunications, Inc., 7.000%, 12/01/2095	4,014,974
1,000,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	800,000
8,735,000	Embarq Corp., 7.995%, 6/01/2036	9,847,848
3,075,000	Frontier Communications Corp., 7.875%, 1/15/2027	2,936,625
730,000	Frontier Communications Corp., 9.000%, 8/15/2031	746,425
17,975,000	GTE Corp., 6.940%, 4/15/2028	19,928,793
1,600,000	Koninklijke (Royal) KPN NV, EMTN, 5.750%, 3/18/2016, (GBP)	2,747,595
2,750,000	Koninklijke (Royal) KPN NV, GMTN, 4.000%, 6/22/2015, (EUR)	3,960,941
68,090,000	Level 3 Financing, Inc., 8.750%, 2/15/2017	67,579,325
17,580,000	Level 3 Financing, Inc., 9.250%, 11/01/2014	17,975,550
3,545,000	Level 3 Financing, Inc., 9.375%, 4/01/2019, 144A	3,429,788
10,210,000	Portugal Telecom International Finance BV, EMTN, 4.500%, 6/16/2025, (EUR)	11,071,564

Principal Amount (‡)	Description	Value (†)

	Wirelines – continued
20,159,000	Portugal Telecom International Finance BV, EMTN, 5.000%, 11/04/2019, (EUR)	$24,533,049
30,365,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	30,972,300
64,147,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	63,665,897
15,925,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	16,562,000
40,420,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	43,047,300
38,025,000	Qwest Corp., 6.875%, 9/15/2033	38,072,531
1,505,000	Qwest Corp., 7.200%, 11/10/2026	1,512,525
10,620,000	Qwest Corp., 7.250%, 9/15/2025	11,310,300
2,890,000	Qwest Corp., 7.500%, 6/15/2023	2,897,225
39,844,000	Telecom Italia Capital SA, 6.000%, 9/30/2034	36,053,082
26,495,000	Telecom Italia Capital SA, 6.375%, 11/15/2033	25,003,782
45,415,000	Telus Corp., 4.950%, 3/15/2017, (CAD)	48,518,866
27,020,000	Telus Corp., Series CG, 5.050%, 12/04/2019, (CAD)	27,988,484
18,105,000	Verizon Maryland, Inc., Series B, 5.125%, 6/15/2033	16,342,243
2,905,000	Verizon New England, Inc., 7.875%, 11/15/2029	3,360,652
10,310,000	Verizon New York, Inc., Series B, 7.375%, 4/01/2032	11,567,263
7,860,000	Verizon Pennsylvania, Inc., 6.000%, 12/01/2028	7,319,075

		642,232,905

	Total Non-Convertible Bonds
	(Identified Cost $13,984,043,370)	15,398,101,621

Convertible Bonds – 8.6%
	Airlines – 0.1%
15,985,000	AMR Corp., 6.250%, 10/15/2014	16,824,212
1,730,000	UAL Corp., 4.500%, 6/30/2021	1,753,874

		18,578,086

	Automotive – 1.7%
2,615,000	ArvinMeritor, Inc., (Step to Zero Coupon on 2/15/2019), 4.000%, 2/15/2027(f)	2,579,044
176,290,000	Ford Motor Co., 4.250%, 11/15/2016	319,525,625
12,335,000	Navistar International Corp., 3.000%, 10/15/2014	18,625,850

		340,730,519

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Diversified Manufacturing – 0.3%
$44,380,000	Owens-Brockway Glass Container, Inc., 3.000%, 6/01/2015, 144A	$44,990,225
24,037,000	Trinity Industries, Inc., 3.875%, 6/01/2036	26,200,330

		71,190,555

	Electric – 0.0%
1,000,000	CMS Energy Corp., 5.500%, 6/15/2029	1,453,750

	Healthcare – 0.5%
32,436,000	Hologic, Inc., (Step to Zero Coupon on 12/15/2013), 2.000%, 12/15/2037(f)	31,300,740
14,480,000	Life Technologies Corp., 1.500%, 2/15/2024	16,796,800
285,000	LifePoint Hospitals, Inc., 3.250%, 8/15/2025	294,619
2,510,000	LifePoint Hospitals, Inc., 3.500%, 5/15/2014	2,673,150
3,107,000	Omnicare, Inc., 3.250%, 12/15/2035	2,881,743
29,850,000	Omnicare, Inc., 3.750%, 12/15/2025	38,469,187

		92,416,239

	Independent Energy – 0.1%
10,809,000	Chesapeake Energy Corp., 2.250%, 12/15/2038	9,930,769
9,405,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	10,216,181

		20,146,950

	Life Insurance – 0.4%
72,915,000	Old Republic International Corp., 3.750%, 3/15/2018	73,188,431

	Lodging – 0.1%
27,935,000	Host Hotels & Resorts, Inc., 2.625%, 4/15/2027, 144A	27,969,919

	Media Non-Cable – 0.0%
10,067,087	Liberty Media LLC, 3.500%, 1/15/2031	5,637,569

	Metals & Mining – 0.1%
1,255,000	Steel Dynamics, Inc., 5.125%, 6/15/2014	1,606,400
16,535,000	United States Steel Corp., 4.000%, 5/15/2014	30,155,706

		31,762,106

	Non-Captive Diversified – 0.3%
60,585,000	iStar Financial, Inc., 0.803%, 10/01/2012(b)	55,283,812

	Pharmaceuticals – 1.2%
940,000	Human Genome Sciences, Inc., 2.250%, 10/15/2011	1,666,150

Principal Amount (‡)	Description	Value (†)

	Pharmaceuticals – continued
$51,585,000	Human Genome Sciences, Inc., 2.250%, 8/15/2012	$83,567,700
4,120,000	Kendle International, Inc., 3.375%, 7/15/2012	3,903,700
26,120,000	Nektar Therapeutics, 3.250%, 9/28/2012	26,315,900
34,079,000	Valeant Pharmaceuticals International, 4.000%, 11/15/2013	134,612,050

		250,065,500

	REITs – Warehouse/Industrials – 0.2%
28,230,000	ProLogis, 3.250%, 3/15/2015	33,134,962

	Technology – 2.8%
330,000	Ciena Corp., 0.250%, 5/01/2013	336,600
45,854,000	Ciena Corp., 0.875%, 6/15/2017	44,764,967
8,030,000	Ciena Corp., 3.750%, 10/15/2018, 144A	12,024,925
8,680,000	Ciena Corp., 4.000%, 3/15/2015, 144A	12,716,200
11,651,000	Intel Corp., 2.950%, 12/15/2035	11,985,966
343,275,000	Intel Corp., 3.250%, 8/01/2039	403,777,219
10,025,000	Kulicke & Soffa Industries, Inc., 0.875%, 6/01/2012	10,012,469
21,955,000	Micron Technology, Inc., 1.875%, 6/01/2014	23,876,063
1,045,000	Nortel Networks Corp., 1.750%, 4/15/2012(d)	900,006
49,636,000	Nortel Networks Corp., 2.125%, 4/15/2014(d)	42,749,005

		563,143,420

	Textile – 0.0%
102,000	Dixie Yarns, Inc., 7.000%, 5/15/2012	98,940

	Wirelines – 0.8%
20,455,000	Level 3 Communications, Inc., 3.500%, 6/15/2012	20,173,744
64,473,000	Level 3 Communications, Inc., 7.000%, 3/15/2015, 144A(c)	75,030,454
48,975,000	Level 3 Communications, Inc., Series B, 7.000%, 3/15/2015(c)	56,994,656

		152,198,854

	Total Convertible Bonds
	(Identified Cost $1,294,259,442)	1,736,999,612

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

Municipals – 1.3%

	California – 0.3%
$5,425,000	San Jose California Redevelopment Agency Tax Allocation (Merged Area Redevelopment), Series C, (MBIA insured), 3.750%, 8/01/2028	$3,751,116
2,165,000	San Jose California Redevelopment Agency Tax Allocation (Merged Area Redevelopment), Series C, (Registered), (MBIA insured), 3.750%, 8/01/2028	1,611,864
20,455,000	State of California, 4.500%, 10/01/2029	17,780,100
5,805,000	State of California, 4.500%, 8/01/2030	4,997,467
7,340,000	State of California, (AMBAC insured), 4.500%, 8/01/2027	6,610,551
5,945,000	State of California, (AMBAC insured), 4.500%, 8/01/2030	5,117,991
17,945,000	State of California (Various Purpose), (AMBAC insured), 4.500%, 12/01/2033	15,122,610
3,805,000	State of California (Various Purpose), (MBIA insured), 3.250%, 12/01/2027	2,834,687

		57,826,386

	District of Columbia – 0.0%
5,610,000	Metropolitan Washington DC Airports Authority, Series D, 8.000%, 10/01/2047	5,457,015

	Illinois – 0.3%
69,245,000	State of Illinois, 5.100%, 6/01/2033	56,148,693
2,440,000	Chicago O’Hare International Airport, Series A, (AGMC insured), 4.500%, 1/01/2038	1,899,247

		58,047,940

	Michigan – 0.1%
21,020,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034(c)	14,909,696

	Ohio – 0.0%
10,390,000	Buckeye Tobacco Settlement Financing Authority, Series A-2, 5.875%, 6/01/2047(c)	6,891,999

Principal Amount (‡)	Description	Value (†)

	Virginia – 0.6%
$178,970,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046(c)	$112,563,182

	Total Municipals
	(Identified Cost $331,072,706)	255,696,218

	Total Bonds and Notes
	(Identified Cost $15,609,375,518)	17,390,797,451

Bank Loans – 0.3%

	Electric – 0.0%
7,195,436	Texas Competitive Electric Holdings Company, LLC, Term Loan B2, 3.783%, 10/10/2014(g)	6,056,614

	Media Non-Cable – 0.1%
4,319,791	Dex Media West, LLC, New Term Loan, 7.000%, 10/24/2014(g)	3,823,922
37,309,205	SuperMedia, Inc., Exit Term Loan, 11.000%, 12/31/2015(g)	24,649,446

		28,473,368

	Wireless – 0.1%
12,129,970	Hawaiian Telcom Communications, Inc., Exit Term Loan, 9.000%, 11/01/2015(g)(h)	12,354,375

	Wirelines – 0.1%
11,414,523	FairPoint Communications, Inc., New Term Loan B, 6.500%, 1/24/2016(g)	11,001,888
3,415,000	Level 3 Financing, Inc., Tranche A Term Loan, 2.553%, 3/13/2014(g)	3,310,603

		14,312,491

	Total Bank Loans
	(Identified Cost $85,672,471)	61,196,848

Shares

Preferred Stocks – 2.7%

Convertible Preferred Stocks – 1.9%

	Automotive – 0.9%
2,624,400	General Motors Co., Series B, 4.750%	126,496,080
949,385	Goodyear Tire & Rubber Co. (The), 5.875%	48,494,586

		174,990,666

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Bond Fund – continued

Shares	Description	Value (†)

Preferred Stocks – continued

	Capital Markets – 0.1%
270,416	Newell Financial Trust I, 5.250%	$12,946,166

	Commercial Banks – 0.1%
12,483	Wells Fargo & Co., Series L, Class A, 7.500%	12,922,402

	Diversified Financial Services – 0.2%
25,823	Bank of America Corp., Series L, 7.250%	26,106,795
304,895	Sovereign Capital Trust IV, 4.375%	13,567,827

		39,674,622

	Electric Utilities – 0.1%
346,577	AES Trust III, 6.750%	16,912,958
208,375	CMS Energy Trust I, 7.750%(c)(i)	9,376,875

		26,289,833

	Machinery – 0.1%
263,437	United Rentals Trust I, 6.500%	12,381,539

	Oil, Gas & Consumable Fuels – 0.2%
87,351	Chesapeake Energy Corp., 4.500%	8,473,047
269,293	El Paso Energy Capital Trust I, 4.750%	11,916,215
144,600	SandRidge Energy, Inc., 8.500%	26,146,572
25,000	Williams Cos., Inc., 5.500%	3,581,250

		50,117,084

	REITs – Healthcare – 0.0%
172,150	Health Care REIT, Inc., Series I, 6.500%	8,969,015

	Semiconductors & Semiconductor Equipment – 0.2%
52,704	Lucent Technologies Capital Trust I, 7.750%	51,649,920

	Total Convertible Preferred Stocks
	(Identified Cost $349,582,523)	389,941,247

Non-Convertible Preferred Stocks – 0.8%

	Banking – 0.2%
52,843	Ally Financial, Inc., Series G, 7.000%, 144A	49,170,412

	Diversified Financial Services – 0.2%
53,000	Bank of America Corp., 6.375%	1,186,670
1,226,700	Citigroup Capital XIII, (fixed rate to 10/30/2015, variable rate thereafter), 7.875%	33,611,580

		34,798,250

	Electric Utilities – 0.0%
2,925	Connecticut Light & Power Co., 1.900%	102,923

Shares	Description	Value (†)

	Electric Utilities – continued
100	Entergy Arkansas, Inc., 4.320%	$7,844
5,000	Entergy Mississippi, Inc., 4.360%	375,781
665	Entergy New Orleans, Inc., 4.360%	52,639
200	Entergy New Orleans, Inc., 4.750%	16,225
645	MDU Resources Group, Inc., 5.100%	64,863
360	Public Service Company of Oklahoma, 4.000%	27,090
50,100	Southern California Edison Co., 4.780%	1,060,617

		1,707,982

	Household Durables – 0.0%
36,783	Hovnanian Enterprises, Inc., 7.625%(e)	248,285

	Multi Utilities – 0.0%
1,100	Xcel Energy, Inc., 3.600%	75,911

	REITs – Office Property – 0.0%
2,318	Highwoods Properties, Inc., Series A, 8.625%	2,470,119

	REITs – Warehouse/Industrials – 0.1%
169,007	ProLogis, Series C, 8.540%	9,126,378

	Software – 0.2%
38,000	Falcons Funding Trust I, (Step to 10.875% on 3/15/2015, variable rate after 3/15/2020), 8.875%, 144A(f)	41,051,875

	Thrifts & Mortgage Finance – 0.1%
534,725	Countrywide Capital IV, 6.750%	13,245,138

	Total Non-Convertible Preferred Stocks
	(Identified Cost $102,702,022)	151,894,350

	Total Preferred Stocks
	(Identified Cost $452,284,545)	541,835,597

Common Stocks – 2.6%

	Biotechnology – 0.3%
1,409,794	Vertex Pharmaceuticals, Inc.(e)	67,571,426

	Containers & Packaging – 0.1%
645,508	Owens-Illinois, Inc.(e)	19,487,887
8,919	Smurfit-Stone Container Corp.(e)	344,719

		19,832,606

	Diversified Telecommunication Services – 0.1%
269,619	FairPoint Communications, Inc.(e)	4,548,472
403,884	Hawaiian Telcom Holdco, Inc.(e)	10,601,955

		15,150,427

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Bond Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Electronic Equipment, Instruments & Components – 0.1%
630,490	Corning, Inc.	$13,007,009

	Media – 0.0%
4,746	Dex One Corp.(e)	22,971
79,727	SuperMedia, Inc.(e)	497,496

		520,467

	Oil, Gas & Consumable Fuels – 0.2%
1,026,979	Chesapeake Energy Corp.	34,424,336
313,333	Repsol YPF SA, Sponsored ADR	10,794,322

		45,218,658

	Pharmaceuticals – 0.4%
1,528,400	Bristol-Myers Squibb Co.	40,395,612
690,207	Valeant Pharmaceuticals International, Inc.	34,379,211

		74,774,823

	Semiconductors & Semiconductor Equipment – 1.4%
14,199,033	Intel Corp.	286,394,496

	Total Common Stocks
	(Identified Cost $417,869,200)	522,469,912

Closed End Investment Companies – 0.2%
147,148	Dreyfus High Yield Strategies Fund	687,181
60,769	DWS High Income Trust	616,198
860,000	Highland Credit Strategies Fund	6,458,600
337,212	Morgan Stanley Emerging Markets Debt Fund, Inc.	3,429,446
2,203,264	Western Asset High Income Opportunity Fund, Inc.	14,012,759
1,077,051	Western Asset Managed High Income Fund, Inc.	6,871,585

	Total Closed End Investment Companies
	(Identified Cost $37,855,232)	32,075,769

Principal Amount (‡)	Description	Value (†)

Short-Term Investments – 6.2%
$1,242,914,288	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2011 at 0.000% to be repurchased at $1,242,914,288 on 4/01/2011 collateralized by $14,665,000 Federal Home Loan Bank, 2.350% due 12/21/2015 valued at $14,555,013; $1,540,000 Federal Home Loan Mortgage Corp., 2.500% due 1/14/2016 valued at $1,545,775; $150,000,000 Federal Home Loan Mortgage Corp., 1.750% due 11/17/2015 valued at $148,125,000; $203,575,000 Federal National Mortgage Association, 4.375% due 10/15/2015 valued at $225,968,250; $150,000,000 Federal National Mortgage Association, 1.550% due 11/12/2015 valued at $146,250,000; $100,000,000 Federal National Mortgage Association, 1.650% due 10/29/2015 valued at $97,250,000; $33,000,000 Federal Home Loan Mortgage Corp., 2.125% due 8/25/2015 valued at $32,175,000; $116,425,000 Federal National Mortgage Association, 4.375% due 10/15/2015 valued at $129,231,750; $48,540,000 Federal National Mortgage Association, 2.000% due 8/05/2015 valued at $48,722,025; $59,000,000 Federal National Mortgage Association, 2.000% due 8/18/2015 valued at $58,778,750; $32,000,000 Federal National Mortgage Association, 2.050% due 10/08/2015 valued at $31,880,000; $335,000,000 Federal National Mortgage Association, 2.000% due 9/21/2015 valued at $332,906,250; $70,000 Federal National Mortgage Association Discount Note, due 5/02/2011 valued at $70,000; $310,000 U.S. Treasury Note, 3.625% due 2/15/2020 valued at $320,075 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $1,242,914,288)	$1,242,914,288

	Total Investments – 98.8%
	(Identified Cost $17,845,971,254)(a)	19,791,289,865
	Other Assets Less Liabilities—1.2%	233,779,611

	Net Assets – 100.0%	$20,025,069,476

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Bond Fund – continued

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 25.
(†††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):
At March 31, 2011, the net unrealized appreciation on investments based on a cost of $17,905,251,847 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$2,271,391,644
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(385,353,626)

	Net unrealized appreciation	$1,886,038,018

(b)	Variable rate security. Rate as of March 31, 2011 is disclosed.
(c)	Illiquid security. At March 31, 2011, the value of these securities amounted to $524,964,870 or 2.6% of net assets.
(d)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(e)	Non-income producing security.
(f)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(g)	Variable rate security. Rate shown represents the weighted average rate at March 31, 2011.
(h)	All or a portion of interest payment is paid-in-kind.
(i)	Fair valued security by the Fund’s investment adviser. At March 31, 2011 the value of this security amounted to $9,376,875 representing less than 0.01% of net assets.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2011, the value of Rule 144A holdings amounted to $2,043,629,882 or 10.2% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
ABS	Asset-Backed Securities
AGMC	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
EMTN	Euro Medium Term Note
FHLMC	Federal Home Loan Mortgage Corp.
GMTN	Global Medium Term Note
MBIA	Municipal Bond Investors Assurance Corp.
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ISK	Icelandic Krona
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SGD	Singapore Dollar

Industry Summary at March 31, 2011 (Unaudited)

Treasuries	16.6%
Non-Captive Diversified	7.9
Banking	6.4
Non-Captive Consumer	4.9
Technology	4.8
Automotive	4.3
Wirelines	4.1
Sovereigns	3.8
Electric	2.8
Healthcare	2.7
Pipelines	2.3
Airlines	2.2
Supranational	2.0
Other Investments, less than 2% each	27.8
Short-Term Investments	6.2

Total Investments	98.8
Other assets less liabilities	1.2

Net Assets	100.0%

Currency Exposure at March 31, 2011 (Unaudited)

United States Dollar	69.5%
Canadian Dollar	9.0
New Zealand Dollar	4.0
Norwegian Krone	3.4
Euro	3.0
Australian Dollar	2.6
Indonesian Rupiah	2.6
Other, less than 2% each	4.7

Total Investments	98.8
Other assets less liabilities	1.2

Net Assets	100.0%

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Fixed Income Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 86.3% of Net Assets

Non-Convertible Bonds – 76.4%

	ABS Other – 0.1%
$725,000	Community Program Loan Trust, Series 1987-A, Class A5, 4.500%, 4/01/2029	$685,589

	Aerospace & Defense – 0.0%
175,000	Bombardier, Inc., 7.450%, 5/01/2034, 144A	168,000

	Airlines – 0.6%
6,244	American Airlines Pass Through Trust, Series 1993-A6, 8.040%, 9/16/2011	6,244
484,865	American Airlines Pass Through Trust, Series 2009-1A, 10.375%, 1/02/2021	569,716
299,574	Continental Airlines Pass Through Trust, Series 1997-1, Class A, 7.461%, 10/01/2016	302,944
50,956	Continental Airlines Pass Through Trust, Series 2000-2, Class B, 8.307%, 10/02/2019	51,466
172,849	Continental Airlines Pass Through Trust, Series 2001-1, Class B, 7.373%, 6/15/2017	173,282
548,000	Delta Air Lines, Inc., 9.500%, 9/15/2014, 144A	582,250
1,427,237	Delta Air Lines Pass Through Trust, Series 2007-1, Class C, 8.954%, 8/10/2014	1,480,758
450,897	Delta Air Lines Pass Through Trust, Series 2009-1, Series B, 9.750%, 12/17/2016	477,951
1,098,391	UAL Pass Through Trust, Series 2007-1, Class A, 6.636%, 1/02/2024	1,109,375

		4,753,986

	Automotive – 2.7%
2,400,000	Cummins, Inc., 7.125%, 3/01/2028	2,659,747
300,000	FCE Bank PLC, EMTN, 7.125%, 1/16/2012, (EUR)	437,915
200,000	FCE Bank PLC, EMTN, 7.125%, 1/15/2013, (EUR)	297,612
765,000	Ford Motor Co., 6.375%, 2/01/2029	722,728
1,030,000	Ford Motor Co., 6.500%, 8/01/2018	1,078,411
165,000	Ford Motor Co., 6.625%, 2/15/2028	160,213
4,230,000	Ford Motor Co., 6.625%, 10/01/2028	4,105,329
690,000	Ford Motor Co., 7.125%, 11/15/2025	669,921
9,250,000	Ford Motor Co., 7.450%, 7/16/2031	10,014,142
1,645,000	Ford Motor Co., 7.500%, 8/01/2026	1,651,585

Principal Amount (‡)	Description	Value (†)

	Automotive – continued
$645,000	Ford Motor Credit Co. LLC, 7.000%, 4/15/2015	$698,165
565,000	Ford Motor Credit Co. LLC, 8.000%, 12/15/2016	641,378
375,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	352,500

		23,489,646

	Banking – 5.7%
1,710,000	Associates Corp. of North America, 6.950%, 11/01/2018	1,911,062
2,385,000	BAC Capital Trust VI, 5.625%, 3/08/2035	2,081,273
500,000	Bank of America Corp., 4.850%, 11/15/2014	501,176
2,420,000,000	Barclays Bank PLC, EMTN, 3.680%, 8/20/2015, (KRW)	2,153,925
18,710,000,000	BNP Paribas SA, EMTN, Zero Coupon, 6/13/2011, 144A, (IDR)	2,121,004
6,020,000	Citigroup, Inc., 5.000%, 9/15/2014	6,286,102
135,000	Citigroup, Inc., 5.850%, 12/11/2034	132,377
3,075,000	Citigroup, Inc., 5.875%, 2/22/2033	2,890,869
1,460,000	Citigroup, Inc., 6.000%, 10/31/2033	1,394,138
795,000	Citigroup, Inc., 6.125%, 8/25/2036	758,108
200,000	Citigroup, Inc., EMTN, (fixed rate to 11/30/2012, variable rate thereafter), 3.625%, 11/30/2017, (EUR)	266,389
1,470,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	1,482,685
1,955,000	Goldman Sachs Group, Inc. (The), GMTN, 5.375%, 3/15/2020	1,984,980
21,194,634,240	JPMorgan Chase & Co., Zero Coupon, 4/12/2012, 144A, (IDR)	2,287,049
1,000,000,000	JPMorgan Chase & Co., EMTN, 7.070%, 3/22/2014, (IDR)	114,017
600,000	Merrill Lynch & Co., Inc., 6.110%, 1/29/2037	569,050
1,000,000	Merrill Lynch & Co., Inc., EMTN, 4.625%, 9/14/2018, (EUR)	1,304,706
300,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034	275,817
595,000	Morgan Stanley, 4.750%, 4/01/2014	619,999
7,000,000	Morgan Stanley, 5.500%, 7/24/2020	6,995,079
6,700,000	Morgan Stanley, 5.750%, 1/25/2021	6,762,283
370,000	Morgan Stanley, EMTN, 5.450%, 1/09/2017	390,055
4,100,000	Morgan Stanley, GMTN, 7.625%, 3/03/2016, (AUD)	4,272,135

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Banking – continued
$625,000	Morgan Stanley, Series F, MTN, 5.950%, 12/28/2017	$671,336
350,000	Morgan Stanley, Series G & H, GMTN, 5.125%, 11/30/2015, (GBP)	577,649

		48,803,263

	Building Materials – 1.0%
860,000	Masco Corp., 4.800%, 6/15/2015	854,586
240,000	Masco Corp., 5.850%, 3/15/2017	235,317
2,600,000	Masco Corp., 6.125%, 10/03/2016	2,666,737
305,000	Masco Corp., 6.500%, 8/15/2032	275,197
805,000	Owens Corning, Inc., 6.500%, 12/01/2016	876,485
2,050,000	Owens Corning, Inc., 7.000%, 12/01/2036	2,057,038
1,680,000	USG Corp., 6.300%, 11/15/2016	1,579,200

		8,544,560

	Chemicals – 1.3%
3,440,000	Chevron Phillips Chemical Co. LLC, 8.250%, 6/15/2019, 144A	4,107,054
115,000	ICI Wilmington, Inc., 5.625%, 12/01/2013	124,278
1,565,000	Methanex Corp., Senior Note, 6.000%, 8/15/2015	1,568,365
5,240,000	Momentive Specialty Chemicals, Inc., 7.875%, 2/15/2023	4,296,800
55,000	Momentive Specialty Chemicals, Inc., 8.375%, 4/15/2016	51,150
905,000	Momentive Specialty Chemicals, Inc., 9.200%, 3/15/2021	841,650

		10,989,297

	Collateralized Mortgage Obligations – 0.1%
1,200,597	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR4, Class 2A2, 2.753%, 4/25/2035(b)	1,157,295

	Commercial Mortgage-Backed Securities – 0.1%
95,000	GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A, 4.751%, 7/10/2039	99,957
1,000,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051	1,047,352

		1,147,309

	Construction Machinery – 0.1%
965,000	Toro Co., 6.625%, 5/01/2037(c)	866,835

Principal Amount (‡)	Description	Value (†)

	Distributors – 0.1%
$1,000,000	ONEOK, Inc., 6.000%, 6/15/2035	$972,800

	Diversified Manufacturing – 0.2%
245,000	Textron, Inc., 5.600%, 12/01/2017	255,999
1,290,000	Textron, Inc., 7.250%, 10/01/2019	1,487,334

		1,743,333

	Electric – 3.5%
730,000	AES Corp. (The), 7.750%, 3/01/2014	788,400
3,100,000	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	3,264,951
4,174,607	Bruce Mansfield Unit, 6.850%, 6/01/2034(c)	4,380,626
380,000	Dynegy Holdings, Inc., 7.125%, 5/15/2018	279,300
810,000	Dynegy Holdings, Inc., 7.625%, 10/15/2026	562,950
1,700,000	EDP Finance BV, 4.900%, 10/01/2019, 144A	1,483,872
1,589,000	Endesa SA/Cayman Islands, 7.875%, 2/01/2027	1,774,509
2,890,000	Energy Future Holdings Corp., 10.000%, 1/15/2020	3,062,461
275,000	Enersis SA, 7.375%, 1/15/2014	306,110
4,000,000	Enersis SA, Cayman Islands, 7.400%, 12/01/2016	4,616,136
3,517,985	Mackinaw Power LLC, 6.296%, 10/31/2023, 144A	3,712,741
695,000	NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027(c)	354,450
244,070	Power Receivables Finance LLC, 6.290%, 1/01/2012, 144A	244,216
1,101,100	Quezon Power Philippines LC, 8.860%, 6/15/2017	1,200,199
765,000	TXU Corp., Series P, 5.550%, 11/15/2014	501,075
1,515,000	TXU Corp., Series Q, 6.500%, 11/15/2024	708,263
1,675,000	TXU Corp., Series R, 6.550%, 11/15/2034	770,500
450,000	White Pine Hydro LLC, 6.310%, 7/10/2017(c)	467,114
670,000	White Pine Hydro LLC, 6.960%, 7/10/2037(c)	634,490
1,280,000	White Pine Hydro Portfolio LLC, 7.260%, 7/20/2015(c)	1,213,632

		30,325,995

	Entertainment – 0.5%
2,065,000	Time Warner, Inc., 6.625%, 5/15/2029	2,201,940
730,000	Time Warner, Inc., 7.625%, 4/15/2031	842,105
1,155,000	Time Warner, Inc., 7.700%, 5/01/2032	1,346,913

		4,390,958

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Food & Beverage – 0.5%
$1,540,000	Corn Products International, Inc., 6.625%, 4/15/2037	$1,609,668
2,740,000	Viterra, Inc., 6.406%, 2/16/2021, 144A, (CAD)	2,928,564

		4,538,232

	Government Owned - No Guarantee – 0.9%
2,400,000	DP World Ltd., 6.850%, 7/02/2037, 144A	2,208,000
18,000,000,000	Export-Import Bank of Korea, 6.600%, 11/04/2013, 144A, (IDR)	1,997,313
29,200,000,000	Export-Import Bank of Korea, 8.300%, 3/15/2014, 144A, (IDR)	3,388,642

		7,593,955

	Healthcare – 2.6%
425,000	Boston Scientific Corp., 5.125%, 1/12/2017	434,710
290,000	Boston Scientific Corp., 5.450%, 6/15/2014	309,504
435,000	Boston Scientific Corp., 6.400%, 6/15/2016	474,300
860,000	Boston Scientific Corp., 7.000%, 11/15/2035	878,254
455,000	HCA, Inc., 5.750%, 3/15/2014	463,531
2,345,000	HCA, Inc., 6.250%, 2/15/2013	2,432,937
410,000	HCA, Inc., 6.375%, 1/15/2015	418,200
610,000	HCA, Inc., 6.500%, 2/15/2016	620,675
115,000	HCA, Inc., 6.750%, 7/15/2013	120,894
3,545,000	HCA, Inc., 7.050%, 12/01/2027	3,155,050
820,000	HCA, Inc., 7.190%, 11/15/2015	824,100
1,475,000	HCA, Inc., 7.500%, 12/15/2023	1,393,875
1,440,000	HCA, Inc., 7.500%, 11/06/2033	1,321,200
2,660,000	HCA, Inc., 7.690%, 6/15/2025	2,533,650
2,220,000	HCA, Inc., 8.360%, 4/15/2024	2,220,000
2,930,000	HCA, Inc., MTN, 7.580%, 9/15/2025	2,761,525
430,000	HCA, Inc., MTN, 7.750%, 7/15/2036	402,050
320,000	Owens & Minor, Inc., 6.350%, 4/15/2016(c)	328,318
1,075,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	890,906

		21,983,679

	Home Construction – 0.9%
115,000	K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2016	85,675

Principal Amount (‡)	Description	Value (†)

	Home Construction – continued
$155,000	K. Hovnanian Enterprises, Inc., 6.375%, 12/15/2014	$140,662
115,000	K. Hovnanian Enterprises, Inc., 6.500%, 1/15/2014	104,363
1,700,000	Lennar Corp., Series B, 5.600%, 5/31/2015	1,674,500
1,152,000	Pulte Group, Inc., 5.200%, 2/15/2015	1,143,360
3,920,000	Pulte Group, Inc., 6.000%, 2/15/2035	3,067,400
1,960,000	Pulte Group, Inc., 6.375%, 5/15/2033	1,592,500
275,000	Toll Brothers Finance Corp., 5.150%, 5/15/2015	280,696

		8,089,156

	Independent Energy – 1.5%
3,230,000	Anadarko Petroleum Corp., 5.950%, 9/15/2016	3,512,254
1,915,000	Anadarko Petroleum Corp., 6.375%, 9/15/2017	2,107,831
2,845,000	Anadarko Petroleum Corp., 6.450%, 9/15/2036	2,841,327
380,000	Chesapeake Energy Corp., 6.500%, 8/15/2017	410,875
900,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	972,000
792,000	Connacher Oil and Gas Ltd., 10.250%, 12/15/2015, 144A	839,520
525,000	Connacher Oil and Gas Ltd., 11.750%, 7/15/2014, 144A	564,375
1,465,000	Pioneer Natural Resources Co., 7.200%, 1/15/2028	1,527,683

		12,775,865

	Industrial Other – 0.2%
1,575,000	Ranhill Labuan Ltd., 12.500%, 10/26/2011, 144A	1,386,000

	Integrated Energy – 0.1%
857,385	PF Export Receivables Master Trust, Series A, 6.436%, 6/01/2015, 144A	913,115

	Life Insurance – 1.1%
615,000	American International Group, Inc., Series G, MTN, 5.850%, 1/16/2018	640,606
175,000	American International Group, Inc., Series MP, GMTN, 5.450%, 5/18/2017	179,644
500,000	Hartford Life Insurance Co., 3.830%, 9/15/2011(b)	503,935
1,000,000	MetLife, Inc., 6.400%, 12/15/2066	963,100
3,385,000	MetLife, Inc., 10.750%, 8/01/2069	4,671,300
1,165,000	Penn Mutual Life Insurance Co. (The), 6.650%, 6/15/2034, 144A	1,128,946
1,000,000	Protective Life Secured Trust, 3.360%, 9/10/2014(b)	997,930

		9,085,461

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Local Authorities – 5.2%
3,240,000	New South Wales Treasury Corp., 6.000%, 5/01/2012, (AUD)	$3,388,057
845,000	New South Wales Treasury Corp., Series 12RG, 6.000%, 5/01/2012, (AUD)	883,484
4,280,000	New South Wales Treasury Corp., Series 17RG, 5.500%, 3/01/2017, (AUD)	4,404,691
672,508	Province of Alberta, 5.930%, 9/16/2016, (CAD)	770,273
11,700,000	Province of British Columbia, Zero Coupon, 8/23/2013, (CAD)	11,449,708
19,825,000	Province of Ontario, Canada, 4.200%, 3/08/2018, (CAD)	21,191,586
2,150,000	Queensland Treasury Corp., Series 11G, 6.000%, 6/14/2011, (AUD)	2,228,633

		44,316,432

	Lodging – 0.0%
150,000	Host Marriott LP, Series O, 6.375%, 3/15/2015	153,188

	Media Cable – 0.2%
26,000	CSC Holdings LLC, 6.750%, 4/15/2012	26,975
170,000	CSC Holdings LLC, 7.875%, 2/15/2018	188,700
1,500,000	Time Warner Cable, Inc., 6.550%, 5/01/2037	1,526,724

		1,742,399

	Media Non-Cable – 0.6%
2,190,000	Clear Channel Communications, Inc., 5.000%, 3/15/2012	2,173,575
2,630,000	News America, Inc., 6.150%, 3/01/2037	2,605,999

		4,779,574

	Metals & Mining – 0.7%
1,500,000	Alcoa, Inc., 5.720%, 2/23/2019	1,559,877
300,000	Alcoa, Inc., 5.870%, 2/23/2022	307,004
4,660,000	Algoma Acquisition Corp., 9.875%, 6/15/2015, 144A	4,287,200

		6,154,081

	Non-Captive Consumer – 3.7%
3,905,000	Residential Capital LLC, 9.625%, 5/15/2015	3,939,169
31,725(††)	SLM Corp., 6.000%, 12/15/2043	666,780
760,000	SLM Corp., MTN, 5.125%, 8/27/2012	784,347
1,665,000	SLM Corp., Series A, MTN, 5.000%, 10/01/2013	1,723,425
200,000	SLM Corp., Series A, MTN, 5.000%, 4/15/2015	201,366

Principal Amount (‡)	Description	Value (†)

	Non-Captive Consumer – continued
$145,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	$136,260
2,920,000	SLM Corp., Series A, MTN, 5.375%, 1/15/2013	3,037,244
235,000	SLM Corp., Series A, MTN, 5.375%, 5/15/2014	243,692
2,575,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	2,201,491
7,986,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	8,944,320
300,000	Springleaf Finance Corp., MTN, 5.750%, 9/15/2016	270,000
800,000	Springleaf Finance Corp., Series H, MTN, 5.375%, 10/01/2012	787,000
700,000	Springleaf Finance Corp., Series I, MTN, 4.875%, 7/15/2012	687,750
200,000	Springleaf Finance Corp., Series I, MTN, 5.400%, 12/01/2015	182,500
2,200,000	Springleaf Finance Corp., Series I, MTN, 5.850%, 6/01/2013	2,150,500
1,000,000	Springleaf Finance Corp., Series J, MTN, 5.900%, 9/15/2012	990,000
2,100,000	Springleaf Finance Corp., Series J, MTN, 6.500%, 9/15/2017	1,869,000
2,800,000	Springleaf Finance Corp., Series J, MTN, 6.900%, 12/15/2017	2,558,500

		31,373,344

	Non-Captive Diversified – 5.8%
1,305,000	Ally Financial, Inc., 6.000%, 12/15/2011	1,334,362
224,000	Ally Financial, Inc., 6.875%, 8/28/2012	235,200
682,000	Ally Financial, Inc., 7.500%, 12/31/2013	734,003
2,275,000	Ally Financial, Inc., 7.500%, 9/15/2020, 144A	2,425,719
1,460,000	Ally Financial, Inc., 8.000%, 12/31/2018	1,567,675
181,000	Ally Financial, Inc., 8.000%, 11/01/2031	197,290
6,055,000	Ally Financial, Inc., 8.300%, 2/12/2015	6,637,794
456,794	CIT Group, Inc., 7.000%, 5/01/2013	465,359
1,305,836	CIT Group, Inc., 7.000%, 5/01/2014	1,330,320
1,305,836	CIT Group, Inc., 7.000%, 5/01/2015	1,317,262
346,610	CIT Group, Inc., 7.000%, 5/01/2016	347,043
3,046,961	CIT Group, Inc., 7.000%, 5/01/2017	3,050,770
830,000	General Electric Capital Australia Funding Pty Ltd., EMTN, 8.000%, 2/13/2012, (AUD)	875,832

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Non-Captive Diversified – continued
$35,000	General Electric Capital Corp., 5.625%, 5/01/2018	$37,839
170,000	General Electric Capital Corp., MTN, 5.875%, 1/14/2038	167,837
1,345,000	General Electric Capital Corp., Series A, EMTN, 6.750%, 9/26/2016, (NZD)	1,066,583
5,360,000	General Electric Capital Corp., Series A, GMTN, 7.625%, 12/10/2014, (NZD)	4,416,564
1,145,000	General Electric Capital Corp., Series A, MTN, 4.875%, 3/04/2015	1,234,552
9,210,000	General Electric Capital Corp., Series A, MTN, 6.500%, 9/28/2015, (NZD)	7,314,384
4,905,000	International Lease Finance Corp., 7.125%, 9/01/2018, 144A	5,270,422
1,015,000	International Lease Finance Corp., 8.250%, 12/15/2020	1,112,694
3,045,000	International Lease Finance Corp., 8.875%, 9/15/2015, 144A	3,349,500
85,000	iStar Financial, Inc., 5.500%, 6/15/2012	84,150
225,000	iStar Financial, Inc., 5.850%, 3/15/2017	196,313
905,000	iStar Financial, Inc., 5.875%, 3/15/2016	805,450
30,000	iStar Financial, Inc., 6.050%, 4/15/2015	27,450
2,495,000	iStar Financial, Inc., 8.625%, 6/01/2013	2,532,425
195,000	iStar Financial, Inc., Series B, 5.700%, 3/01/2014	182,325
1,245,000	iStar Financial, Inc., Series B, 5.950%, 10/15/2013	1,179,637

		49,496,754

	Oil Field Services – 0.1%
420,000	Allis-Chalmers Energy, Inc., 8.500%, 3/01/2017	450,450
490,000	Allis-Chalmers Energy, Inc., 9.000%, 1/15/2014	500,413
235,000	Parker Drilling Co., 9.125%, 4/01/2018	252,625

		1,203,488

	Packaging – 0.3%
2,000,000	Owens-Illinois, Inc., 7.800%, 5/15/2018	2,182,500

	Paper – 1.6%
2,000,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	2,090,000
2,868,000	Georgia-Pacific LLC, 7.375%, 12/01/2025	3,025,740
6,005,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	6,597,994
132,000	Georgia-Pacific LLC, 8.000%, 1/15/2024	150,810

Principal Amount (‡)	Description	Value (†)

	Paper – continued
$1,045,000	Westvaco Corp., 7.950%, 2/15/2031	$1,093,286
1,080,000	Westvaco Corp., 8.200%, 1/15/2030	1,152,604

		14,110,434

	Pharmaceuticals – 0.0%
335,000	Elan Finance PLC/Elan Finance Corp., 8.875%, 12/01/2013	346,306

	Pipelines – 1.3%
1,740,000	DCP Midstream LP, 6.450%, 11/03/2036, 144A	1,768,832
925,000	El Paso Corp., 6.950%, 6/01/2028	937,123
250,000	El Paso Corp., GMTN, 7.800%, 8/01/2031	277,340
1,550,000	Enterprise Products Operating LLP, 6.300%, 9/15/2017	1,747,552
300,000	Florida Gas Transmission Co., 7.900%, 5/15/2019, 144A	361,853
250,000	NiSource Finance Corp., 5.250%, 9/15/2017	266,223
1,785,000	Plains All American Pipeline LP, 6.125%, 1/15/2017	1,976,841
3,850,000	Plains All American Pipeline LP, 6.650%, 1/15/2037	4,071,048

		11,406,812

	Property & Casualty Insurance – 1.0%
80,000	Axis Capital Holdings Ltd., 5.750%, 12/01/2014	85,949
2,645,000	Hanover Insurance Group, Inc. (The), 7.500%, 3/01/2020	2,811,558
180,000	Marsh & McLennan Cos., Inc., 5.875%, 8/01/2033	169,444
1,545,000	MBIA Insurance Corp., (fixed rate to 1/15/2013, variable rate thereafter), 14.000%, 1/15/2033, 144A	849,750
2,140,000	White Mountains Re Group Ltd., 6.375%, 3/20/2017, 144A	2,189,941
1,430,000	XL Group PLC, 6.250%, 5/15/2027	1,419,853
1,135,000	XL Group PLC, 6.375%, 11/15/2024	1,180,556

		8,707,051

	Property Trust – 0.4%
2,960,000	WEA Finance LLC/WT Finance Australia Property Ltd., 6.750%, 9/02/2019, 144A	3,396,357

	Railroads – 0.0%
500,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045(c)	341,250

	REITs – Apartments – 0.2%
1,495,000	Camden Property Trust, 5.700%, 5/15/2017	1,636,506

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	REITs – Apartments – continued
$70,000	ERP Operating LP, 5.125%, 3/15/2016	$75,170

		1,711,676

	REITs – Diversified – 0.0%
210,000	Duke Realty LP, 5.950%, 2/15/2017	226,531

	REITs – Office Property – 0.5%
3,485,000	Highwoods Properties, Inc., 5.850%, 3/15/2017	3,708,971
475,000	Highwoods Properties, Inc., 7.500%, 4/15/2018	542,944

		4,251,915

	REITs – Regional Malls – 0.1%
200,000	Simon Property Group LP, 5.875%, 3/01/2017	221,889
290,000	Simon Property Group LP, 6.100%, 5/01/2016	327,719

		549,608

	REITs – Single Tenant – 0.1%
185,000	Realty Income Corp., 5.750%, 1/15/2021	194,739
815,000	Realty Income Corp., 6.750%, 8/15/2019	929,961

		1,124,700

	REITs – Warehouse/Industrials – 0.0%
100,000	ProLogis, 5.625%, 11/15/2015	106,126
80,000	ProLogis, 5.750%, 4/01/2016	85,928

		192,054

	Retailers – 0.9%
1,025,000	Dillard’s, Inc., 7.750%, 7/15/2026	984,000
1,100,000	Foot Locker, Inc., 8.500%, 1/15/2022	1,111,000
1,079,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	972,449
575,000	J.C. Penney Corp., Inc., 7.125%, 11/15/2023	595,125
3,240,000	Toys R Us, Inc., 7.375%, 10/15/2018	3,248,100
750,000	Toys R Us, Inc., 7.875%, 4/15/2013	806,250

		7,716,924

	Sovereigns – 3.7%
2,915,000,000	Indonesia Treasury Bond, Series FR43, 10.250%, 7/15/2022, (IDR)	380,037
33,387,000,000	Indonesia Treasury Bond, Series FR44, 10.000%, 9/15/2024, (IDR)	4,206,513
7,590,000,000	Indonesia Treasury Bond, Series ZC3, Zero Coupon, 11/20/2012, (IDR)	789,435

Principal Amount (‡)	Description	Value (†)

	Sovereigns – continued
578,000(†††)	Mexican Fixed Rate Bonds, Series M-10, 7.250%, 12/15/2016, (MXN)	$4,913,373
125,000(†††)	Mexican Fixed Rate Bonds, Series M-10, 8.000%, 12/17/2015, (MXN)	1,096,257
305,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	2,602,941
501,000(†††)	Mexican Fixed Rate Bonds, Series MI-10, 9.000%, 12/20/2012, (MXN)	4,453,399
14,885,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	9,071,494
625,000	Republic of Brazil, 12.500%, 1/05/2022, (BRL)	444,063
157,270,000	Republic of Iceland, 4.250%, 8/24/2012, (ISK)	824,959
212,600,000	Republic of Iceland, 7.250%, 5/17/2013, (ISK)	1,192,984
294,565,000	Republic of Iceland, 8.000%, 7/22/2011, (ISK)	1,544,543

		31,519,998

	Supermarkets – 0.9%
25,000	American Stores Co., 8.000%, 6/01/2026	22,625
6,515,000	New Albertson’s, Inc., 7.450%, 8/01/2029	5,146,850
1,470,000	New Albertson’s, Inc., 7.750%, 6/15/2026	1,223,775
565,000	New Albertson’s, Inc., 8.000%, 5/01/2031	463,300
5,000	New Albertson’s, Inc., 8.700%, 5/01/2030	4,287
1,745,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	1,265,125

		8,125,962

	Supranational – 3.4%
19,735,000	Inter-American Development Bank, EMTN, 6.000%, 12/15/2017, (NZD)	15,750,720
17,000,000	International Bank for Reconstruction & Development, 1.430%, 3/05/2014, (SGD)	13,541,994

		29,292,714

	Technology – 1.6%
5,215,000	Agilent Technologies, Inc., 6.500%, 11/01/2017	5,817,864
250,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	215,000
1,645,000	Avnet, Inc., 6.000%, 9/01/2015	1,766,993
130,000	Avnet, Inc., 6.625%, 9/15/2016	142,284
450,000	Corning, Inc., 6.850%, 3/01/2029	506,481
1,175,000	Corning, Inc., 7.250%, 8/15/2036	1,341,466

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Technology – continued
$740,000	Freescale Semiconductor, Inc., 8.875%, 12/15/2014	$766,825
815,000	Motorola Solutions, Inc., 6.500%, 11/15/2028	837,557
995,000	Motorola Solutions, Inc., 6.625%, 11/15/2037	1,067,637
150,000	Nortel Networks Capital Corp., 7.875%, 6/15/2026(d)	110,250
1,325,000	Nortel Networks Ltd., 6.875%, 9/01/2023(d)	344,500
984,300	Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	1,155,903

		14,072,760

	Tobacco – 0.5%
3,320,000	Reynolds American, Inc., 6.750%, 6/15/2017	3,796,593
810,000	Reynolds American, Inc., 7.250%, 6/15/2037	857,274

		4,653,867

	Transportation Services – 0.5%
2,500,000	APL Ltd., 8.000%, 1/15/2024(c)	1,712,500
1,095,419	Atlas Air Pass Through Trust, Series 1998-1, Class B, 7.680%, 7/02/2015	1,084,465
976,627	Atlas Air Pass Through Trust, Series 1999-1, Class B, 7.630%, 7/02/2016	869,198
327,733	Atlas Air Pass Through Trust, Series 2000-1, Class B, 10.128%, 7/02/2017(e)	331,011

		3,997,174

	Treasuries – 15.2%
175,000	Canadian Government, 1.000%, 9/01/2011, (CAD)	180,487
8,525,000	Canadian Government, 1.250%, 12/01/2011, (CAD)	8,797,941
19,910,000	Canadian Government, 2.000%, 9/01/2012, (CAD)	20,651,568
2,860,000	Canadian Government, 3.500%, 6/01/2013, (CAD)	3,050,037
18,145,000	Canadian Government, 3.750%, 9/01/2011, (CAD)	18,922,643
7,385,000	Canadian Government, 3.750%, 6/01/2019, (CAD)	7,900,312
9,615,000	Canadian Government, 4.250%, 6/01/2018, (CAD)	10,658,418
263,571	Hellenic Republic Government Bond, 2.300%, 7/25/2030, (EUR)	187,095
100,000	Hellenic Republic Government Bond, 4.600%, 7/20/2018, (EUR)	87,314
1,600,000	Hellenic Republic Government Bond, 4.700%, 3/20/2024, (EUR)	1,344,866

Principal Amount (‡)	Description	Value (†)

	Treasuries – continued
6,675,000	Ireland Government Bond, 4.500%, 10/18/2018, (EUR)	$6,679,569
2,225,000	Ireland Government Bond, 4.500%, 4/18/2020, (EUR)	2,136,340
375,000	Ireland Government Bond, 5.000%, 10/18/2020, (EUR)	366,387
4,700,000	Ireland Government Bond, 5.400%, 3/13/2025, (EUR)	4,435,918
5,520,000	New Zealand Government Bond, 6.500%, 4/15/2013, (NZD)	4,461,812
56,415,000	Norwegian Government, 4.250%, 5/19/2017, (NOK)	10,612,630
9,425,000	Norwegian Government, 5.000%, 5/15/2015, (NOK)	1,813,387
11,705,000	Norwegian Government, 6.000%, 5/16/2011, (NOK)	2,125,325
8,410,000	Norwegian Government, 6.500%, 5/15/2013, (NOK)	1,633,469
1,500,000	Portugal Obrigacoes do Tesouro OT, 3.850%, 4/15/2021, (EUR)	1,491,886
375,000	Portugal Obrigacoes do Tesouro OT, 4.800%, 6/15/2020, (EUR)	412,389
23,565,000	U.S. Treasury Bond, 4.250%, 11/15/2040	22,537,707

		130,487,500

	Utility Other – 0.0%
200,000	Listrindo Capital BV, 9.250%, 1/29/2015, 144A	221,262

	Wireless – 1.2%
1,745,000	Nextel Communications, Inc., Series C, 5.950%, 3/15/2014	1,749,362
4,635,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	4,652,381
165,000	Nextel Communications, Inc., Series E, 6.875%, 10/31/2013	166,238
1,982,000	Sprint Capital Corp., 6.875%, 11/15/2028	1,828,395
1,020,000	Sprint Capital Corp., 6.900%, 5/01/2019	1,053,150
300,000	Sprint Capital Corp., 8.750%, 3/15/2032	319,125
898,000	Sprint Nextel Corp., 6.000%, 12/01/2016	901,368

		10,670,019

	Wirelines – 2.9%
355,000	AT&T Corp., 6.500%, 3/15/2029	375,613
355,000	Axtel SAB de CV, 9.000%, 9/22/2019, 144A	340,800
195,000	Bell Canada, MTN, 6.550%, 5/01/2029, 144A, (CAD)	213,068
690,000	Bell Canada, MTN, 7.300%, 2/23/2032, (CAD)	804,542

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Wirelines – continued
600,000	Bell Canada, Series M-17, 6.100%, 3/16/2035, (CAD)	$614,315
235,000	Embarq Corp., 7.082%, 6/01/2016	267,240
200,000	Embarq Corp., 7.995%, 6/01/2036	225,480
350,000	GTE Corp., 6.940%, 4/15/2028	388,043
985,000	Level 3 Financing, Inc., 8.750%, 2/15/2017	977,613
500,000	Level 3 Financing, Inc., 9.250%, 11/01/2014	511,250
140,000	Level 3 Financing, Inc., 9.375%, 4/01/2019, 144A	135,450
500,000	Portugal Telecom International Finance BV, EMTN, 4.500%, 6/16/2025, (EUR)	542,192
850,000	Portugal Telecom International Finance BV, EMTN, 5.000%, 11/04/2019, (EUR)	1,034,431
3,305,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	3,371,100
7,205,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	7,150,962
350,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	364,000
775,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	825,375
790,000	Qwest Corp., 6.875%, 9/15/2033	790,988
1,780,000	Qwest Corp., 7.200%, 11/10/2026	1,788,900
1,220,000	Qwest Corp., 7.250%, 9/15/2025	1,299,300
1,330,000	Telecom Italia Capital SA, 6.000%, 9/30/2034	1,203,458
1,320,000	Telecom Italia Capital SA, 6.375%, 11/15/2033	1,245,706

		24,469,826

	Total Non-Convertible Bonds
	(Identified Cost $585,697,164)	657,398,789

Convertible Bonds – 9.1%

	Airlines – 0.6%
4,785,000	AMR Corp., 6.250%, 10/15/2014	5,036,213

	Automotive – 0.6%
2,925,000	Ford Motor Co., 4.250%, 11/15/2016	5,301,563

	Diversified Manufacturing – 0.7%
5,310,000	Owens-Brockway Glass Container, Inc., 3.000%, 6/01/2015, 144A	5,383,012
510,000	Trinity Industries, Inc., 3.875%, 6/01/2036	555,900

		5,938,912

Principal Amount (‡)	Description	Value (†)

	Electric – 0.1%
$500,000	CMS Energy Corp., 5.500%, 6/15/2029	$726,875

	Healthcare – 0.2%
1,270,000	Omnicare, Inc., 3.750%, 12/15/2025	1,636,713

	Independent Energy – 0.2%
1,150,000	Chesapeake Energy Corp., 2.250%, 12/15/2038	1,056,562
675,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	733,219

		1,789,781

	Life Insurance – 1.3%
11,000,000	Old Republic International Corp., 3.750%, 3/15/2018	11,041,250

	Lodging – 0.1%
1,245,000	Host Hotels & Resorts, Inc., 2.625%, 4/15/2027, 144A	1,246,556

	Media Non-Cable – 0.0%
447,246	Liberty Media LLC, 3.500%, 1/15/2031	250,458

	Metals & Mining – 0.4%
235,000	Steel Dynamics, Inc., 5.125%, 6/15/2014	300,800
1,540,000	United States Steel Corp., 4.000%, 5/15/2014	2,808,575

		3,109,375

	Non-Captive Diversified – 0.0%
380,000	iStar Financial, Inc., 0.803%, 10/01/2012(b)	346,750

	Pharmaceuticals – 0.7%
175,000	Human Genome Sciences, Inc., 2.250%, 10/15/2011	310,188
205,000	Human Genome Sciences, Inc., 2.250%, 8/15/2012	332,100
1,065,000	Nektar Therapeutics, 3.250%, 9/28/2012	1,072,987
1,095,000	Valeant Pharmaceuticals International, 4.000%, 11/15/2013	4,325,250

		6,040,525

	Technology – 3.4%
4,065,000	Ciena Corp., 0.875%, 6/15/2017	3,968,456
2,810,000	Ciena Corp., 3.750%, 10/15/2018, 144A	4,207,975
8,417,000	Intel Corp., 2.950%, 12/15/2035	8,658,989
7,000,000	Intel Corp., 3.250%, 8/01/2039	8,233,750
3,585,000	Kulicke & Soffa Industries, Inc., 0.875%, 6/01/2012	3,580,519
520,000	Micron Technology, Inc., 1.875%, 6/01/2014	565,500
248,000	Nortel Networks Corp., 2.125%, 4/15/2014(d)	213,590

		29,428,779

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Textile – 0.0%
$52,000	Dixie Yarns, Inc., 7.000%, 5/15/2012	$50,440

	Wirelines – 0.8%
820,000	Level 3 Communications, Inc., 3.500%, 6/15/2012	808,725
3,040,000	Level 3 Communications, Inc., 7.000%, 3/15/2015, 144A(c)	3,537,800
1,990,000	Level 3 Communications, Inc., Series B, 7.000%, 3/15/2015(c)	2,315,862

		6,662,387

	Total Convertible Bonds
	(Identified Cost $65,011,374)	78,606,577

Municipals – 0.8%

	Michigan – 0.2%
2,405,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034(c)	1,705,890

	Virginia – 0.6%
7,725,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046(c)	4,858,639

	Total Municipals
	(Identified Cost $10,110,743)	6,564,529

	Total Bonds and Notes
	(Identified Cost $660,819,281)	742,569,895

Bank Loans – 0.1%

	Media Non-Cable – 0.1%
576,317	SuperMedia, Inc., Exit Term Loan, 11.000%, 12/31/2015(f)	380,761

	Wireless – 0.0%
241,769	Hawaiian Telcom Communications, Inc., Exit Term Loan, 9.000%, 11/01/2015(f)(g)	246,242

	Total Bank Loans
	(Identified Cost $988,657)	627,003

Shares

Preferred Stocks – 3.3%

Convertible Preferred Stocks – 2.6%

	Automotive – 0.8%
93,100	General Motors Co., Series B, 4.750%	4,487,420

Shares	Description	Value (†)

	Automotive – continued
40,805	Goodyear Tire & Rubber Co. (The), 5.875%	$2,084,319

		6,571,739

	Capital Markets – 0.1%
25,075	Newell Financial Trust I, 5.250%	1,200,466

	Diversified Financial Services – 0.6%
2,844	Bank of America Corp., Series L, 7.250%	2,875,256
55,343	Sovereign Capital Trust IV, 4.375%	2,462,763

		5,338,019

	Electric Utilities – 0.1%
10,000	AES Trust III, 6.750%	488,000

	Machinery – 0.2%
30,199	United Rentals Trust I, 6.500%	1,419,353

	Oil, Gas & Consumable Fuels – 0.4%
775	Chesapeake Energy Corp., 4.500%	75,175
72,200	El Paso Energy Capital Trust I, 4.750%	3,194,850

		3,270,025

	REITs – Healthcare – 0.0%
7,400	Health Care REIT, Inc., Series I, 6.500%	385,540

	Semiconductors & Semiconductor Equipment – 0.4%
3,875	Lucent Technologies Capital Trust I, 7.750%	3,797,500

	Total Convertible Preferred Stocks
	(Identified Cost $18,927,754)	22,470,642

Non-Convertible Preferred Stocks – 0.7%

	Banking – 0.1%
1,121	Ally Financial, Inc., Series G, 7.000%, 144A	1,043,091

	Diversified Financial Services – 0.0%
5,000	Bank of America Corp., 6.375%	111,950

	Electric Utilities – 0.1%
90	Entergy New Orleans, Inc., 4.360%	7,124
2,876	Entergy New Orleans, Inc., 4.750%	233,316
150	MDU Resources Group, Inc., 5.100%	15,084
4,670	Union Electric Co., 4.500%	354,920

		610,444

	Multi Utilities – 0.0%
100	Xcel Energy, Inc., Series D, 4.110%	8,050

	Software – 0.4%
3,000	Falcons Funding Trust I, (Step to 10.875% on 3/15/2015, variable rate after 3/15/2020), 8.875%, 144A(h)	3,240,937

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Fixed Income Fund – continued

Shares	Description	Value (†)

Non-Convertible Preferred Stocks – continued

	Thrifts & Mortgage Finance – 0.1%
20,975	Countrywide Capital IV, 6.750%	$519,551

	Total Non-Convertible Preferred Stocks
	(Identified Cost $4,149,005)	5,534,023

	Total Preferred Stocks
	(Identified Cost $23,076,759)	28,004,665

Common Stocks – 2.6%

	Biotechnology – 0.7%
127,420	Vertex Pharmaceuticals, Inc.(e)	6,107,240

	Containers & Packaging – 0.2%
35,353	Owens-Illinois, Inc.(e)	1,067,307
447	Smurfit-Stone Container Corp.(e)	17,277

		1,084,584

	Diversified Telecommunication Services – 0.0%
8,050	Hawaiian Telcom Holdco, Inc.(e)	211,312

	Electronic Equipment, Instruments & Components – 0.5%
205,167	Corning, Inc.	4,232,595

	Media – 0.0%
3,027	SuperMedia, Inc.(e)	18,888

	Oil, Gas & Consumable Fuels – 0.2%
54,259	Chesapeake Energy Corp.	1,818,762

	Pharmaceuticals – 0.1%
20,881	Valeant Pharmaceuticals International, Inc.	1,040,083

	Semiconductors & Semiconductor Equipment – 0.9%
388,905	Intel Corp.	7,844,214

	Total Common Stocks
	(Identified Cost $15,586,737)	22,357,678

Principal Amount (‡)

Short-Term Investments – 6.5%
$56,191,130	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2011 at 0.000% to be repurchased at $56,191,130 on 4/01/2011 collateralized by $60,255,000 Federal Home Loan Mortgage Corp., 3.310% due 11/10/2020 valued at $57,317,569 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $56,191,130)	56,191,130

	Total Investments – 98.8%
	(Identified Cost $756,662,564)(a)	849,750,371
	Other assets less liabilities—1.2%	10,367,347

	Net Assets – 100.0%	$860,117,718

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 25.
(†††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):
At March 31, 2011, the net unrealized appreciation on investments based on a cost of $758,493,488 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$104,975,578
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(13,718,695)

	Net unrealized appreciation	$91,256,883

(b)	Variable rate security. Rate as of March 31, 2011 is disclosed.
(c)	Illiquid security. At March 31, 2011, the value of these securities amounted to $22,717,406 or 2.6% of net assets.
(d)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(e)	Non-income producing security.
(f)	Variable rate security. Rate shown represents the weighted average rate at March 31, 2011.
(g)	All or a portion of interest payment is paid-in-kind.
(h)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2011, the value of Rule 144A holdings amounted to $77,951,040 or 9.1% of net assets.
ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ISK	Icelandic Krona
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SGD	Singapore Dollar

Industry Summary at March 31, 2011 (Unaudited)

Treasuries	15.2%
Banking	5.8
Non-Captive Diversified	5.8
Local Authorities	5.2
Technology	5.0
Automotive	4.1
Sovereigns	3.7
Non-Captive Consumer	3.7
Wirelines	3.7
Electric	3.6
Supranational	3.4
Healthcare	2.8
Life Insurance	2.4
Other Investments, less than 2% each	27.9
Short-Term Investments	6.5

Total Investments	98.8
Other assets less liabilities	1.2

Net Assets	100.0%

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Fixed Income Fund – continued

Currency Exposure at March 31, 2011 (Unaudited)

United States Dollar	69.5%
Canadian Dollar	12.6
New Zealand Dollar	3.8
Euro	2.4
Other, less than 2% each	10.5

Total Investments	98.8
Other assets less liabilities	1.2

Net Assets	100.0%

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Global Bond Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 96.0% of Net Assets

Non-Convertible Bonds – 95.5%

	Argentina – 1.2%
$12,963,979	Argentina Government International Bond, 8.280%, 12/31/2033	$11,557,387
6,675,000	Pan American Energy LLC, 7.875%, 5/07/2021, 144A	7,184,303
8,320,000	Transportadora de Gas del Sur SA, 7.875%, 5/14/2017, 144A	8,216,000

		26,957,690

	Australia – 1.6%
5,180,000	Asciano Finance Ltd., 4.625%, 9/23/2020, 144A	4,905,993
16,413,243	Australia Government Bond, 3.000%, 9/20/2025, (AUD)	17,635,748
6,804,311	New South Wales Treasury Corp., 2.750%, 11/20/2025, (AUD)	6,654,001
2,700,000	New South Wales Treasury Corp., 6.000%, 5/01/2012, (AUD)	2,823,381
6,000,000	SMART Trust, Series 2011-1USA, Class A3B, 1.104%, 10/14/2014, 144A(b)	5,988,102

		38,007,225

	Bermuda – 0.5%
4,805,000	Noble Group Ltd., 8.500%, 5/30/2013, 144A	5,369,587
6,905,000	White Mountains Re Group Ltd., 6.375%, 3/20/2017, 144A	7,066,142

		12,435,729

	Brazil – 0.9%
7,000,000	Banco Nacional de Desenvolvimento Economico e Social, 6.500%, 6/10/2019, 144A	7,630,000
4,000,000	Telemar Norte Leste SA, 5.125%, 12/15/2017, 144A, (EUR)	5,524,243
7,444,000	Telemar Norte Leste SA, 5.500%, 10/23/2020, 144A	7,313,730

		20,467,973

	Canada – 7.7%
4,440,000	Bell Aliant Regional Communications, 5.410%, 9/26/2016, (CAD)	4,814,709
1,240,000	Bell Canada, MTN, 5.000%, 2/15/2017, (CAD)	1,334,672
160,000	Bell Canada, MTN, 6.550%, 5/01/2029, 144A, (CAD)	174,825
3,180,000	Bell Canada, MTN, 7.300%, 2/23/2032, (CAD)	3,707,890
3,090,000	Bell Canada, Series M-17, 6.100%, 3/16/2035, (CAD)	3,163,720

Principal Amount (‡)	Description	Value (†)

	Canada – continued
59,895,000	Canadian Government, 3.000%, 12/01/2015, (CAD)	$62,697,308
10,595,000	Corus Entertainment, Inc., 7.250%, 2/10/2017, 144A, (CAD)	11,665,975
5,212,000	Ford Auto Securitization Trust, Series 2010-R3A, Class D, 4.526%, 3/15/2017, 144A, (CAD)	5,359,839
3,800,000	Pacific Rubiales Energy Corp., 8.750%, 11/10/2016, 144A	4,341,500
14,540,000	Province of British Columbia Canada, 2.850%, 6/15/2015	14,933,511
6,700,000	Province of Ontario, EMTN, 4.000%, 12/03/2019, (EUR)	9,580,000
766,000,000	Province of Quebec Canada, 1.600%, 5/09/2013, (JPY)	9,373,416
11,000,000	Province of Quebec Canada, EMTN, 3.375%, 6/20/2016, (EUR)	15,632,797
13,150,000	Province of Quebec Canada, Series 169, EMTN, 3.625%, 2/10/2015, (EUR)	19,013,163
1,550,000	Shaw Communications, Inc., 6.500%, 6/02/2014, (CAD)	1,739,341
9,500,000	Shaw Communications, Inc., 6.750%, 11/09/2039, (CAD)	9,459,531

		176,992,197

	Cayman Islands – 2.3%
5,000,000	CCL Finance Ltd., 9.500%, 8/15/2014, 144A	5,787,500
14,500,000	Hyundai Capital Auto Funding Ltd., Series 2010-8A, Class A, 1.254%, 9/20/2016, 144A(b)	14,401,038
5,500,000	IPIC GMTN Ltd., MTN, 5.000%, 11/15/2020, 144A	5,335,000
3,600,000	Marfrig Overseas Ltd., 9.500%, 5/04/2020, 144A	3,753,000
1,170,000	Marfrig Overseas Ltd., 9.625%, 11/16/2016, 144A	1,240,200
7,300,000	Odebrecht Drilling Norbe VIII/IX Ltd., 6.350%, 6/30/2021, 144A	7,692,375
6,716,000	Vale Overseas Ltd., 6.875%, 11/21/2036	7,151,606
6,700,000	Voto-Votorantim Ltd., 6.750%, 4/05/2021, 144A	7,102,000

		52,462,719

	Colombia – 0.6%
9,200,000,000	Emgesa SA ESP, 8.750%, 1/25/2021, 144A, (COP)	5,180,807
17,600,000,000	Empresas Publicas de Medellin ESP, 8.375%, 2/01/2021, 144A, (COP)	9,716,441

		14,897,248

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Denmark – 2.1%
210,000,000	Denmark Government Bond, 4.000%, 11/15/2015, (DKK)	$42,019,399
3,970,000	Kingdom of Denmark, EMTN, 1.750%, 10/05/2015, (EUR)	5,396,763

		47,416,162

	Finland – 2.2%
24,215,000	Finland Government Bond, 3.125%, 9/15/2014, (EUR)	35,182,284
10,070,000	Finland Government Bond, 3.875%, 9/15/2017, (EUR)	14,823,494

		50,005,778

	France – 0.9%
7,362,000	AXA SA, 7.125%, 12/15/2020, (GBP)	12,628,791
5,000,000	Lafarge SA, EMTN, 5.375%, 11/29/2018, (EUR)	7,018,092
465,000	Lafarge SA, EMTN, 4.750%, 3/23/2020, (EUR)	605,863

		20,252,746

	Germany – 5.5%
29,855,000	Bundesrepublik Deutschland, 3.250%, 1/04/2020, (EUR)	42,221,637
11,365,000	Bundesrepublik Deutschland, 3.750%, 7/04/2013, (EUR)(c)	16,771,024
16,000,000	Bundesrepublik Deutschland, Series 6, 3.750%, 1/04/2017, (EUR)	23,747,954
1,140,000,000	Kreditanstalt fuer Wiederaufbau, 2.600%, 6/20/2037, (JPY)	14,467,913
20,500,000	Republic of Germany, 1.250%, 9/16/2011, (EUR)	29,090,066

		126,298,594

	Hungary – 0.3%
6,250,000	Hungary Government International Bond, 6.375%, 3/29/2021	6,256,250

	India – 0.8%
12,170,000	Canara Bank Ltd., (fixed rate to 11/28/2016, variable rate thereafter), 6.365%, 11/28/2021	12,123,827
5,700,000	ICICI Bank Ltd., (fixed rate to 4/30/2017, variable rate thereafter), 6.375%, 4/30/2022, 144A	5,671,500

		17,795,327

	Indonesia – 0.2%
42,900,000,000	Indonesia Government International Bond, 11.500%, 9/15/2019, (IDR)	5,981,110

	Italy – 2.2%
4,850,000	Finmeccanica SpA, EMTN, 4.875%, 3/24/2025, (EUR)	6,494,218

Principal Amount (‡)	Description	Value (†)

	Italy – continued
33,530,000	Italy Buoni Poliennali Del Tesoro, 4.000%, 9/01/2020, (EUR)	$45,048,199

		51,542,417

	Japan – 12.6%
400,000,000	Development Bank of Japan, 1.750%, 3/17/2017, (JPY)	5,071,195
5,630,000	eAccess Ltd., 8.250%, 4/01/2018, 144A	5,721,769
3,100,000,000	Japan Finance Organization for Municipal Enterprises, 1.350%, 11/26/2013, (JPY)	38,222,613
1,200,000,000	Japan Finance Organization for Municipal Enterprises, 1.550%, 2/21/2012, (JPY)	14,593,359
7,100,000,000	Japan Government Five Year Bond, 0.700%, 6/20/2014, (JPY)	86,399,437
1,270,000,000	Japan Government Ten Year Bond, 1.200%, 12/20/2020, (JPY)	15,255,054
7,936,000,000	Japan Government Ten Year Bond, 1.300%, 3/20/2019, (JPY)	98,108,347
454,000,000	Japan Government Ten Year Bond, 1.700%, 9/20/2017, (JPY)	5,799,105
1,672,000,000	Japan Government Two Year Bond, 0.200%, 2/15/2013, (JPY)	20,101,227

		289,272,106

	Jersey – 0.3%
4,550,000	WPP PLC, 6.000%, 4/04/2017, (GBP)	7,778,146

	Korea – 1.0%
485,000,000	Export-Import Bank of Korea, 4.000%, 11/26/2015, 144A, (PHP)	10,716,935
11,600,000	SK Telecom Co. Ltd., 6.625%, 7/20/2027, 144A	12,861,152

		23,578,087

	Lithuania – 0.2%
5,000,000	Lithuania Government International Bond, 6.125%, 3/09/2021, 144A	5,105,000

	Luxembourg – 1.3%
13,800,000	ArcelorMittal, 7.000%, 10/15/2039	13,836,929
4,200,000	Enel Finance International NV, 5.125%, 10/07/2019, 144A	4,234,839
5,800,000	Gazprom Via Gaz Capital SA, 5.092%, 11/29/2015, 144A	6,053,460
4,127,000	Telecom Italia Capital SA, 6.375%, 11/15/2033	3,894,720
1,007,000	Telecom Italia Capital SA, 7.200%, 7/18/2036	1,010,582

		29,030,530

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Mexico – 3.2%
$3,160,000	Axtel SAB de CV, 7.625%, 2/01/2017, 144A	$2,970,400
4,715,000	Axtel SAB de CV, 9.000%, 9/22/2019, 144A	4,526,400
5,300,000	BBVA Bancomer SA, 7.250%, 4/22/2020, 144A	5,350,716
6,850,000	Corporacion GEO SAB de CV, 9.250%, 6/30/2020, 144A	7,620,625
8,400,000	Desarrolladora Homex SAB de CV, 7.500%, 9/28/2015	8,652,000
2,027,500(††)	Mexican Fixed Rate Bonds, Series M-10, 8.000%, 12/17/2015, (MXN)	17,781,290
1,735,500(††)	Mexican Fixed Rate Bonds, Series M-10, 8.500%, 12/13/2018, (MXN)	15,625,329
1,373,000(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	11,717,501

		74,244,261

	Netherlands – 2.3%
10,000,000	Allianz Finance II BV, EMTN, 4.750%, 7/22/2019, (EUR)	14,681,038
950,000	EDP Finance BV, EMTN, 8.625%, 1/04/2024, (GBP)	1,573,149
12,995,000	Kingdom of Netherlands, 5.500%, 1/15/2028, (EUR)(c)	21,991,150
1,000,000	OI European Group BV, 6.875%, 3/31/2017, 144A, (EUR)	1,449,086
12,700,000	Volkswagen International Finance NV, 2.875%, 4/01/2016, 144A	12,516,231

		52,210,654

	New Zealand – 0.9%
26,500,000	New Zealand Government Bond, 6.500%, 4/15/2013, (NZD)	21,419,932

	Norway – 3.0%
139,050,000	Norwegian Government, 4.250%, 5/19/2017, (NOK)	26,157,693
223,125,000	Norwegian Government, 4.500%, 5/22/2019, (NOK)(c)	42,487,010

		68,644,703

	Peru – 0.4%
22,155,000	Republic of Peru, 7.840%, 8/12/2020, 144A, (PEN)	8,471,865

	Philippines – 0.4%
395,000,000	Philippine Government International Bond, 6.250%, 1/14/2036, (PHP)	8,596,711

Principal Amount (‡)	Description	Value (†)

	Poland – 1.3%
5,900,000	Poland Government International Bond, 3.000%, 9/23/2014, (CHF)	$6,500,599
65,000,000	Poland Government International Bond, 5.000%, 10/24/2013, (PLN)	22,810,454

		29,311,053

	Singapore – 1.9%
27,845,000	Singapore Government Bond, 1.625%, 4/01/2013, (SGD)	22,613,343
24,355,000	Singapore Government Bond, 2.250%, 7/01/2013, (SGD)	20,122,814

		42,736,157

	South Africa – 1.0%
8,495,000	Edcon Proprietary Ltd., 4.423%, 6/15/2014, 144A, (EUR)(b)	10,293,438
12,000,000	Transnet Ltd., 4.500%, 2/10/2016, 144A	12,250,296

		22,543,734

	Supranationals – 3.7%
1,700,000,000	Asian Development Bank, EMTN, 2.350%, 6/21/2027, (JPY)	21,954,648
17,470,000	European Investment Bank, 2.375%, 7/10/2020, (CHF)	19,383,122
90,681,660,000	European Investment Bank, EMTN, Zero Coupon, 4/24/2013, 144A, (IDR)	9,090,556
285,470,000,000	Inter-American Development Bank, EMTN, Zero Coupon, 8/20/2015, (IDR)	22,667,121
503,700,000	Inter-American Development Bank, EMTN, 4.750%, 1/10/2014, (INR)	10,983,247

		84,078,694

	Sweden – 1.8%
250,275,000	Sweden Government Bond, 5.500%, 10/08/2012, (SEK)(c)	41,499,044

	Switzerland – 0.4%
8,500,000	Credit Suisse of New York, MTN, 4.375%, 8/05/2020	8,302,469

	Turkey – 0.4%
8,500,000	Akbank TAS, 5.125%, 7/22/2015, 144A	8,532,300

	United Arab Emirates – 2.0%
6,800,000	Abu Dhabi National Energy Co., 7.250%, 8/01/2018, 144A	7,488,500
5,168,240	Dolphin Energy Ltd., 5.888%, 6/15/2019, 144A	5,491,255
29,110,000	DP World Ltd., 6.850%, 7/02/2037, 144A	26,781,200

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	United Arab Emirates – continued
$5,900,000	Dubai Electricity & Water Authority, 6.375%, 10/21/2016, 144A	$5,944,250

		45,705,205

	United Kingdom – 6.1%
9,500,000	Barclays Bank PLC, 6.050%, 12/04/2017, 144A	9,897,794
950,000	British Sky Broadcasting Group PLC, EMTN, 6.000%, 5/21/2027, (GBP)	1,570,710
7,100,000	British Telecommunications PLC, 5.750%, 12/07/2028, (GBP)	10,937,638
4,300,000	HSBC Bank PLC, 4.125%, 8/12/2020, 144A	4,114,885
4,800,000	Lloyds TSB Bank PLC, MTN, 6.500%, 9/14/2020, 144A	4,718,909
13,775,000	Rexam PLC, 6.750%, 6/01/2013, 144A	14,945,544
6,500,000	United Kingdom Treasury, 4.000%, 9/07/2016, (GBP)	11,074,829
13,240,000	United Kingdom Treasury, 4.000%, 3/07/2022, (GBP)	21,493,835
15,075,000	United Kingdom Treasury, 4.750%, 3/07/2020, (GBP)	26,296,923
8,300,000	United Kingdom Treasury, 5.000%, 3/07/2025, (GBP)	14,614,649
11,620,000	United Kingdom Treasury, 5.250%, 6/07/2012, (GBP)	19,563,141

		139,228,857

	United States – 21.3%
3,895,000	Ally Financial, Inc., 6.875%, 8/28/2012	4,089,750
4,200,000	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	4,423,482
4,200,000	Anadarko Petroleum Corp., 6.375%, 9/15/2017	4,622,919
1,864,000	Arch Western Finance LLC, 6.750%, 7/01/2013	1,882,640
5,655,000	Avnet, Inc., 5.875%, 6/15/2020	5,781,338
9,360,000	Bank of America Corp., 5.625%, 7/01/2020	9,609,687
300,000	Bear Stearns Commercial Mortgage Securities, Series 2006-PW13, Class A4, 5.540%, 9/11/2041	321,772
200,000	Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4, 5.331%, 2/11/2044	209,518
100,000	Bear Stearns Commercial Mortgage Securities, Series 2007-PW16, Class A4, 5.906%, 6/11/2040(b)	107,830
6,350,000	Capital One Multi-Asset Execution Trust, Series 2004-B7, Class B7, 1.502%, 8/17/2017, (EUR)(b)	8,583,812

Principal Amount (‡)	Description	Value (†)

	United States – continued
$5,000,000	Caterpillar Financial Services Corp., Series F, MTN, 2.650%, 4/01/2016	$4,962,365
2,498,666	Centre Point Funding LLC, Series 2010-1A, Class 1, 5.430%, 7/20/2016, 144A	2,641,087
2,580,000	CenturyLink, Inc., Series G, 6.875%, 1/15/2028	2,607,072
5,130,000	Citibank Credit Card Issuance Trust, Series 2001-A4, Class A4, 5.375%, 4/10/2013, (EUR)	7,273,643
6,900,000	Citigroup, Inc., 5.500%, 2/15/2017	7,167,920
689,178	Continental Airlines Pass Through Trust, Series 2000-2, Class B, 8.307%, 10/02/2019	696,070
486,900	Continental Airlines Pass Through Trust, Series 2001-1, Class B, 7.373%, 6/15/2017	488,117
3,858,485	Continental Airlines Pass Through Trust, Series 2007-1, Class A, 5.983%, 10/19/2023	3,954,947
900,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A4, 5.995%, 9/15/2039(b)	955,905
1,675,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040	1,740,583
3,000,000	Crown Castle Towers LLC, 3.214%, 8/15/2035, 144A	2,991,840
6,300,000	Crown Castle Towers LLC, 4.523%, 1/15/2035, 144A	6,525,250
3,401,000	Crown Castle Towers LLC, 6.113%, 1/15/2040, 144A	3,686,184
8,590,000	CSC Holdings LLC, 8.500%, 4/15/2014	9,631,537
4,000,000	CSX Corp., 6.150%, 5/01/2037	4,236,996
3,958,000	CSX Corp., MTN, 6.000%, 10/01/2036	4,105,693
6,259,555	Delta Air Lines Pass Through Trust, Series 2007-1, Class A, 6.821%, 2/10/2024	6,462,990
1,615,479	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024	1,667,982
5,890,000	DSC Floorplan Master Owner Trust, Series 2011-1, Class A, 3.910%, 3/15/2016, 144A	5,890,000
3,467,000	Embarq Corp., 7.995%, 6/01/2036	3,908,699
6,306,000	Erac USA Finance Co., 6.375%, 10/15/2017, 144A	7,069,537

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	United States – continued
$120,000	Erac USA Finance Co., 6.700%, 6/01/2034, 144A	$123,958
7,530,000	Erac USA Finance Co., 7.000%, 10/15/2037, 144A	8,204,146
12,790,000	Extended Stay America Trust, Series 2010-ESHA, Class D, 5.498%, 11/05/2027, 144A	12,936,245
4,500,000	Ford Motor Credit Co. LLC, 7.000%, 4/15/2015	4,870,917
480,000	Frontier Communications Corp., 6.625%, 3/15/2015	500,400
888,000,000	General Electric Capital Corp., EMTN, 1.000%, 3/21/2012, (JPY)	10,692,991
4,540,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	4,744,300
180,000	Georgia-Pacific LLC, 8.000%, 1/15/2024	205,650
1,805,000	Georgia-Pacific LLC, 8.875%, 5/15/2031	2,179,537
1,250,000	Goldman Sachs Group, Inc. (The), 6.875%, 1/18/2038, (GBP)	2,000,049
8,280,204	Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A2, 5.117%, 4/10/2037	8,363,885
1,000,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	1,057,704
700,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/2039	740,924
3,535,000	HCA, Inc., 5.750%, 3/15/2014	3,601,281
1,270,000	HCA, Inc., 6.250%, 2/15/2013	1,317,625
1,205,000	HCA, Inc., 6.375%, 1/15/2015	1,229,100
2,440,000	HCA, Inc., 6.500%, 2/15/2016	2,482,700
770,000	HCA, Inc., 6.750%, 7/15/2013	809,463
525,000	HCA, Inc., 7.500%, 11/06/2033	481,688
635,000	HCA, Inc., 7.690%, 6/15/2025	604,838
624,000	HCA, Inc., MTN, 7.580%, 9/15/2025	588,120
165,000	HCA, Inc., MTN, 7.750%, 7/15/2036	154,275
5,000,000	Hertz Vehicle Financing LLC, Series 2009-2A, Class B1, 4.940%, 3/25/2016, 144A	5,107,114
5,700,000	HSBC USA, Inc., 5.000%, 9/27/2020	5,596,773

Principal Amount (‡)	Description	Value (†)

	United States – continued
$4,435,000	Incitec Pivot Finance LLC, 6.000%, 12/10/2019, 144A	$4,647,122
1,875,000	IPALCO Enterprises, Inc., 7.250%, 4/01/2016, 144A	2,029,688
1,105,000	JPMorgan Chase & Co., 4.400%, 7/22/2020	1,067,820
26,740,000,000	JPMorgan Chase Bank NA, EMTN, Zero Coupon, 10/17/2011, 144A, (IDR)	2,979,403
1,900,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A4, 6.005%, 6/15/2049(b)	2,034,930
300,000	LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class A4, 6.078%, 6/15/2038(b)	329,927
4,879,296	Marriott Vacation Club Owner Trust, Series 2009-2A, Class A, 4.809%, 7/20/2031, 144A	5,004,218
5,200,000	MBNA Credit Card Master Note Trust, Series 2005-B3, Class B3, 1.314%, 3/19/2018, (EUR)(b)	6,829,604
8,058,065	Merrill Auto Trust Securitization, Series 2008-1, Class A4A, 6.150%, 4/15/2015	8,256,163
1,000,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051	1,047,353
2,070,000	Morgan Stanley, 5.375%, 11/14/2013, (GBP)	3,472,103
3,200,000	Morgan Stanley, 5.500%, 7/24/2020	3,197,750
200,000	Morgan Stanley Capital I, Series 2008-T29, Class A4, 6.458%, 1/11/2043(b)	224,041
125,000	Motorola Solutions, Inc., 6.500%, 9/01/2025	131,531
115,000	Motorola Solutions, Inc., 6.500%, 11/15/2028	118,183
6,120,000	Motorola Solutions, Inc., 6.625%, 11/15/2037	6,566,772
4,855,000	Nabors Industries, Inc., 6.150%, 2/15/2018	5,315,487
3,730,000	News America, Inc., 6.150%, 3/01/2037	3,695,960
540,000	Nextel Communications, Inc., Series C, 5.950%, 3/15/2014	541,350
3,599,000	Nextel Communications, Inc., Series E, 6.875%, 10/31/2013	3,625,992
5,080,000	NII Capital Corp., 7.625%, 4/01/2021	5,194,300
5,995,000	Nissan Master Owner Trust Receivables, Series 2010-AA, Class A, 1.405%, 1/15/2015, 144A(b)	6,060,116

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	United States – continued
$3,745,000	NRG Energy, Inc., 8.250%, 9/01/2020, 144A	$3,894,800
7,740,000	Owens & Minor, Inc., 6.350%, 4/15/2016(d)	7,941,194
2,170,000	Owens-Brockway Glass Container, Inc., 6.750%, 12/01/2014, (EUR)	3,121,453
6,890,000	ProLogis, 6.625%, 5/15/2018	7,463,041
5,770,000	Prudential Financial, Inc., 5.375%, 6/21/2020	6,008,289
3,410,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	3,631,650
2,635,000	Qwest Corp., 6.875%, 9/15/2033	2,638,294
5,165,000	Qwest Corp., 7.250%, 10/15/2035	5,242,475
5,285,000	Qwest Corp., 7.500%, 6/15/2023	5,298,212
10,745,000	Rowan Cos., Inc., 7.875%, 8/01/2019	12,745,461
4,021,338	Sierra Receivables Funding Co., Series 2009-3A, Class A1, 7.620%, 7/20/2026, 144A	4,113,389
6,610,000	SLM Corp., Series A, MTN, 5.000%, 10/01/2013	6,841,945
11,350,000	Textron, Inc., 3.875%, 3/11/2013, (EUR)	15,996,471
12,420,718	Trinity Rail Leasing LP, Series 2010-1A, Class A, 5.194%, 10/16/2040, 144A	12,419,420
59,020,000	U.S. Treasury Note, 0.625%, 2/28/2013	58,874,752
10,710,000	U.S. Treasury Note, 1.000%, 7/31/2011(e)	10,740,545
5,395,000	Valeant Pharmaceuticals International, 6.750%, 8/15/2021, 144A	5,118,506
2,000,000	Valeant Pharmaceuticals International, 7.250%, 7/15/2022, 144A	1,935,000
300,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4, 5.308%, 11/15/2048	321,383
2,427,000	Wells Fargo & Co., 4.625%, 11/02/2035, (GBP)	3,390,801
1,950,000	Wells Fargo & Co., Series F, EMTN, 4.875%, 11/29/2035, (GBP)	2,586,536
9,465,000	World Financial Network Credit Card Master Trust, Series 2010-A, Class A, 3.960%, 4/15/2019	9,794,911
8,655,000	Wyndham Worldwide Corp., 5.750%, 2/01/2018	8,967,896
4,800,000	Zurich Finance USA, Inc., EMTN, (fixed rate to 10/02/2013, variable rate thereafter), 5.750%, 10/02/2023, (EUR)	7,047,946

Principal Amount (‡)	Description	Value (†)

	United States – continued
3,200,000	Zurich Finance USA, Inc., EMTN, (fixed rate to 6/15/2015, variable rate thereafter), 4.500%, 6/15/2025, (EUR)	$4,518,435

		489,913,466

	Uruguay – 1.0%
193,274,130	Uruguay Government International Bond, 3.700%, 6/26/2037, (UYU)	10,226,006
221,244,863	Uruguay Government International Bond, 5.000%, 9/14/2018, (UYU)	13,634,814

		23,860,820

	Total Non-Convertible Bonds
	(Identified Cost $2,076,784,829)	2,191,832,959

Convertible Bonds – 0.5%

	United States – 0.5%
5,375,000	Ciena Corp., 0.875%, 6/15/2017	5,247,344
1,500,000	ERP Operating LP, 3.850%, 8/15/2026	1,535,700
3,820,000	Hologic, Inc., (Step to Zero Coupon on 12/15/2013), 2.000%, 12/15/2037(f)	3,686,300

	Total Convertible Bonds
	(Identified Cost $8,227,363)	10,469,344

	Total Bonds and Notes
	(Identified Cost $2,085,012,192)	2,202,302,303

Short-Term Investments – 3.6%
82,626,362	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2011 at 0.000% to be repurchased at $82,626,362 on 4/01/2011 collateralized by $39,085,000 Federal Home Loan Mortgage Corp., 3.310% due 11/10/2020 valued at $37,179,606; $49,515,000 Federal National Mortgage Association, 3.420% due 11/24/2020 valued at $47,101,144 including accrued interest (Note 2 of Notes to Financial Statements)
	(Identified Cost $82,626,362)	82,626,362

	Total Investments – 99.6%
	(Identified Cost $2,167,638,554)(a)	2,284,928,665
	Other Assets Less liabilities— 0.4%	9,714,766

	Net Assets – 100.0%	$2,294,643,431

See accompanying notes to financial statements.

51  |

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Global Bond Fund – continued

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):
At March 31, 2011, the net unrealized appreciation on investments based on a cost of $2,175,191,055 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$ 120,399,851
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(10,662,241)

	Net unrealized appreciation	$109,737,610

(b)	Variable rate security. Rate as of March 31, 2011 is disclosed.
(c)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts or futures contracts.
(d)	Illiquid security. At March 31, 2011, the value of this security amounted to $7,941,194 or 0.3% of net assets.
(e)	All or a portion of this security has been pledged for open forward foreign currency contracts and as initial margin for open futures contracts.
(f)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2011, the value of Rule 144A holdings amounted to $461,568,010 or 20.1% of net assets.
EMTN	Euro Medium Term Note
MTN	Medium Term Note

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
UYU	Uruguayan Peso

At March 31, 2011, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation (Depreciation)
Buy(1)	04/25/2011	Brazilian Real	18,150,000	$11,072,508	$ 201,478
Sell(1)	04/25/2011	Brazilian Real	18,150,000	11,072,508	(275,364)
Sell(1)	06/07/2011	Canadian Dollar	22,580,000	23,256,237	(123,835)
Sell(2)	06/15/2011	Danish Krone	230,000,000	43,659,381	(1,109,732)
Buy(3)	06/20/2011	Malaysian Ringgit	69,000,000	22,662,331	183,832
Buy(1)	05/27/2011	New Zealand Dollar	28,030,000	21,314,377	663,667
Sell(1)	05/27/2011	New Zealand Dollar	28,030,000	21,314,377	(429,505)
Buy(4)	06/02/2011	Polish Zloty	70,200,000	24,598,914	500,047
Sell(4)	06/02/2011	Polish Zloty	70,200,000	24,598,914	(468,983)
Buy(2)	04/13/2011	Singapore Dollar	29,000,000	23,007,017	602,814
Buy(2)	06/13/2011	South Korean Won	43,930,000,000	39,871,508	683,283
Buy(1)	06/13/2011	South Korean Won	23,100,000,000	20,965,896	344,579
Buy(5)	06/13/2011	South Korean Won	21,500,000,000	19,513,713	334,409

Total					$ 1,106,690

At March 31, 2011, the Fund had the following open forward cross currency contracts:

Settlement Date	Deliver(5)/Units of Currency	Receive/In Exchange For	Unrealized Appreciation
06/16/2011	British Pound 14,203,235	Euro 16,520,000	$ 616,337

(1)	Counterparty is Credit Suisse.
(2)	Counterparty is Barclays.
(3)	Counterparty is JPMorgan Chase.
(4)	Counterparty is Morgan Stanley.
(5)	Counterparty is UBS.

See accompanying notes to financial statements.

|  52

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Global Bond Fund – continued

At March 31, 2011, open futures contracts sold were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation
30 Year U.S. Treasury Bond	06/21/2011	560	$67,305,000	$34,522

Industry Summary at March 31, 2011 (Unaudited)

Treasuries	42.1%
Sovereigns	4.8
Banking	4.3
Supranational	3.7
Government Guaranteed	3.2
Local Authorities	3.1
Wirelines	2.6
ABS Car Loan	2.3
Government Owned—No Guarantee	2.2
Life Insurance	2.0
Other Investments, less than 2% each	25.7
Short-Term Investments	3.6

Total Investments	99.6
Other assets less liabilities (including open forward foreign currency contracts and futures contracts)	0.4

Net Assets	100.0%

Currency Exposure at March 31, 2011 (Unaudited)

United States Dollar	37.7%
Euro	16.6
Japanese Yen	14.9
British Pound	6.1
Canadian Dollar	4.5
Norwegian Krone	3.0
Mexican Peso	2.0
Other, less than 2% each	14.8

Total Investments	99.6
Other assets less liabilities(including open forward foreign currency contracts and futures contracts)	0.4

Net Assets	100.0%

See accompanying notes to financial statements.

53  |

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Inflation Protected Securities Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 90.8% of Net Assets

	Automotive – 0.4%
$60,000	Ford Motor Co., 7.450%, 7/16/2031	$64,957

	Banking – 1.5%
115,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	115,992
145,000	Lloyds TSB Bank PLC, 6.375%, 1/21/2021	151,104

		267,096

	Building Materials – 0.1%
10,000	Masco Corp., 7.125%, 3/15/2020	10,349

	Chemicals – 0.2%
25,000	CF Industries, Inc., 6.875%, 5/01/2018	28,063

	Collateralized Mortgage Obligations – 0.2%
30,000	NCUA Guaranteed Notes, Series 2010-C1, Class A2, 2.900%, 10/29/2020	29,207

	Food & Beverage – 0.6%
40,000	Bottling Group LLC, 5.125%, 1/15/2019	43,816
75,000	Dean Foods Co., 6.900%, 10/15/2017	69,563

		113,379

	Healthcare – 0.1%
15,000	McKesson Corp., 6.000%, 3/01/2041	15,531

	Independent Energy – 0.3%
35,000	Chesapeake Energy Corp., 6.500%, 8/15/2017	37,843
15,000	SM Energy Co., 6.625%, 2/15/2019, 144A	15,394

		53,237

	Life Insurance – 0.4%
60,000	Penn Mutual Life Insurance Co. (The), 7.625%, 6/15/2040, 144A	64,866

	Lodging – 0.3%
50,000	Royal Caribbean Cruises Ltd., 7.500%, 10/15/2027	49,562

	Media Non-Cable – 0.2%
30,000	CBS Corp., 5.500%, 5/15/2033	27,188

	Metals & Mining – 0.7%
85,000	Alcoa, Inc., 5.950%, 2/01/2037	80,189
55,000	United States Steel Corp., 6.650%, 6/01/2037	50,600

		130,789

	Paper – 0.5%
70,000	Georgia-Pacific LLC, 7.700%, 6/15/2015	79,275

Principal Amount (‡)	Description	Value (†)

	Pharmaceuticals – 0.1%
$10,000	Valeant Pharmaceuticals International, 6.750%, 10/01/2017, 144A	$9,850

	Pipelines – 0.2%
3,000	Colorado Interstate Gas Co., 5.950%, 3/15/2015	3,306
30,000	Southern Natural Gas Co., 7.350%, 2/15/2031	34,025

		37,331

	Sovereigns – 0.8%
15,000(††)	Mexican Fixed Rate Bonds, Series M-10, 8.000%, 12/17/2015, (MXN)	131,551

	Technology – 0.7%
105,000	Agilent Technologies, Inc., 6.500%, 11/01/2017	117,138

	Textile – 0.0%
10,000	Jones Apparel Group, Inc., 6.125%, 11/15/2034	7,975

	Tobacco – 1.0%
130,000	Altria Group, Inc., 9.950%, 11/10/2038	181,323

	Treasuries – 79.5%
347,267	U.S. Treasury Inflation Indexed Bond, 1.125%, 1/15/2021	352,340
208,086	U.S. Treasury Inflation Indexed Bond, 1.250%, 4/15/2014	222,368
704,197	U.S. Treasury Inflation Indexed Bond, 1.750%, 1/15/2028	717,731
149,768	U.S. Treasury Inflation Indexed Bond, 2.000%, 1/15/2026	159,854
509,370	U.S. Treasury Inflation Indexed Bond, 2.125%, 2/15/2040	538,619
64,247	U.S. Treasury Inflation Indexed Bond, 2.375%, 1/15/2025	72,122
278,424	U.S. Treasury Inflation Indexed Bond, 2.375%, 1/15/2027	310,030
1,011,008	U.S. Treasury Inflation Indexed Bond, 3.375%, 4/15/2032	1,301,830
453,112	U.S. Treasury Inflation Indexed Note, 1.375%, 1/15/2020	475,096
1,037,835	U.S. Treasury Inflation Indexed Note, 1.625%, 1/15/2015	1,124,996
1,093,082	U.S. Treasury Inflation Indexed Note, 1.625%, 1/15/2018	1,181,894
1,144,921	U.S. Treasury Inflation Indexed Note, 1.875%, 7/15/2013	1,238,393
752,793	U.S. Treasury Inflation Indexed Note, 1.875%, 7/15/2015	828,190
440,918	U.S. Treasury Inflation Indexed Note, 2.000%, 1/15/2014	480,463
858,576	U.S. Treasury Inflation Indexed Note, 2.000%, 7/15/2014	942,153
926,341	U.S. Treasury Inflation Indexed Note, 2.000%, 1/15/2016	1,022,737
731,546	U.S. Treasury Inflation Indexed Note, 2.375%, 1/15/2017	824,418
299,835	U.S. Treasury Inflation Indexed Note, 2.500%, 7/15/2016	340,313

See accompanying notes to financial statements.

|  54

Portfolio of Investments – as of March 31, 2011, (Unaudited)

Loomis Sayles Inflation Protected Securities Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Treasuries – continued
$642,752	U.S. Treasury Inflation Indexed Note, 2.625%, 7/15/2017	$738,211
673,547	U.S. Treasury Inflation Indexed Note, 3.000%, 7/15/2012	721,432
820,000	U.S. Treasury STRIPS, Zero Coupon, 5/15/2040	203,685

		13,796,875

	Wireless – 0.6%
10,000	Nextel Communications, Inc., Series C, 5.950%, 3/15/2014	10,025
20,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	20,075
5,000	Nextel Communications, Inc., Series E, 6.875%, 10/31/2013	5,038
85,000	Sprint Capital Corp., 6.875%, 11/15/2028	78,412

		113,550

	Wirelines – 2.4%
91,000	AT&T, Inc., 5.350%, 9/01/2040, 144A	81,513
30,000	Bell Canada, MTN, 5.000%, 2/15/2017, (CAD)	32,291
5,000	Bell Canada, MTN, 6.550%, 5/01/2029, 144A, (CAD)	5,463
15,000	Bell Canada, MTN, 7.300%, 2/23/2032, (CAD)	17,490
35,000	Bell Canada, Series M-17, 6.100%, 3/16/2035, (CAD)	35,835
70,000	BellSouth Telecommunications, Inc., 7.000%, 12/01/2095	71,332
155,000	Embarq Corp., 7.995%, 6/01/2036	174,747

		418,671

	Total Bonds and Notes
	(Identified Cost $14,968,594)	15,747,763

Short-Term Investments – 1.4%
250,190	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2011 at 0.000% to be repurchased at $250,190 on 4/01/2011 collateralized by $270,000 Federal Home Loan Mortgage Corp., 3.310% due 11/10/2020 valued at $256,838 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $250,190)	250,190

	Total Investments – 92.2%
	(Identified Cost $15,218,784)(a)	15,997,953
	Other Assets Less Liabilities—7.8%	1,350,364

	Net Assets – 100.0%	$17,348,317

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements

(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):
At March 31, 2011, the net unrealized appreciation on investments based on a cost of $15,359,770 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$694,510
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(56,327)

	Net unrealized appreciation	$638,183

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2011, the value of Rule 144A holdings amounted to $177,086 or 1.0% of net assets.
MTN	Medium Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities

CAD	Canadian Dollar
MXN	Mexican Peso

Industry Summary at March 31, 2011 (Unaudited)

Treasuries	79.5%
Wirelines	2.4
Other Investments, less than 2% each	8.9
Short-Term Investments	1.4

Total Investments	92.2
Other assets less liabilities	7.8

Net Assets	100.0%

See accompanying notes to financial statements.

55  |

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Institutional High Income Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 86.4% of Net Assets

Non-Convertible Bonds – 64.2%

	Aerospace & Defense – 0.5%
135,000	Bombardier, Inc., 7.350%, 12/22/2026, (CAD)	$142,490
2,175,000	Bombardier, Inc., 7.450%, 5/01/2034, 144A	2,088,000

		2,230,490

	Airlines – 1.2%
985,000	Air Canada, 10.125%, 8/01/2015, 144A, (CAD)	1,082,027
6,244	American Airlines Pass Through Trust, Series 1993-A6, 8.040%, 9/16/2011	6,244
338,154	Continental Airlines Pass Through Trust, Series 2000-2, Class A-1, 7.707%, 10/02/2022	366,052
137,581	Continental Airlines Pass Through Trust, Series 2000-2, Class B, 8.307%, 10/02/2019	138,957
153,373	Continental Airlines Pass Through Trust, Series 2001-1, Class B, 7.373%, 6/15/2017	153,757
382,815	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024	395,256
441,413	Delta Air Lines Pass Through Trust, Series 2007-1, Class C, 8.954%, 8/10/2014	457,967
1,773,000	United Air Lines, Inc., 9.875%, 8/01/2013, 144A	1,872,731
585,000	US Airways Pass Through Trust, Series 2010-1, Class B, 8.500%, 4/22/2017	587,925

		5,060,916

	Automotive – 1.6%
500,000	Cummins, Inc., 6.750%, 2/15/2027	524,740
15,000	Ford Motor Co., 6.375%, 2/01/2029	14,171
20,000	Ford Motor Co., 6.500%, 8/01/2018	20,940
95,000	Ford Motor Co., 6.625%, 2/15/2028	92,244
1,945,000	Ford Motor Co., 6.625%, 10/01/2028	1,887,675
230,000	Ford Motor Co., 7.125%, 11/15/2025	223,307
1,905,000	Ford Motor Co., 7.450%, 7/16/2031	2,062,372
40,000	Ford Motor Co., 7.500%, 8/01/2026	40,160

Principal Amount (‡)	Description	Value (†)

	Automotive – continued
$2,090,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	$1,964,600

		6,830,209

	Banking – 0.5%
10,477,600,000	BNP Paribas SA, EMTN, Zero Coupon, 6/13/2011, 144A, (IDR)	1,187,762
7,000,000,000	JPMorgan Chase & Co., EMTN, 7.070%, 3/22/2014, (IDR)	798,117

		1,985,879

	Building Materials – 1.9%
440,000	Masco Corp., 5.850%, 3/15/2017	431,415
750,000	Masco Corp., 6.125%, 10/03/2016	769,251
670,000	Masco Corp., 6.500%, 8/15/2032	604,532
1,225,000	Owens Corning, Inc., 7.000%, 12/01/2036	1,229,205
4,595,000	USG Corp., 6.300%, 11/15/2016	4,319,300
620,000	USG Corp., 9.750%, 1/15/2018	649,450

		8,003,153

	Chemicals – 2.6%
2,558,000	Hercules, Inc., 6.500%, 6/30/2029	2,151,917
475,000	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/01/2018	502,313
1,824,000	Momentive Specialty Chemicals, Inc., 7.875%, 2/15/2023	1,495,680
430,000	Momentive Specialty Chemicals, Inc., 8.375%, 4/15/2016	399,900
2,641,000	Momentive Specialty Chemicals, Inc., 9.200%, 3/15/2021	2,456,130
4,707,000	Reichhold Industries, Inc., 9.000%, 8/15/2014, 144A(b)	4,148,044

		11,153,984

	Collateralized Mortgage Obligations – 0.3%
546,572	Banc of America Alternative Loan Trust, Series 2007-1, Class 2A1, 5.763%, 4/25/2037(c)	432,792
745,455	Banc of America Funding Corp., Series 2007-8, Class 4A1, 6.000%, 8/25/2037	666,696
196,722	WaMu Mortgage Pass Through Certificates, Series 2007-OA6, Class 2A, 2.734%, 7/25/2047(c)	123,640

		1,223,128

See accompanying notes to financial statements.

|  56

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Commercial Mortgage-Backed Securities – 0.3%
$555,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040	$576,730
91,563	GSR Mortgage Loan Trust, Series 2005-AR2, Class 2A1, 2.745%, 4/25/2035(c)	82,574
415,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A4, 6.005%, 6/15/2049(c)	444,472
205,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	216,201

		1,319,977

	Construction Machinery – 0.6%
239,000	RSC Equipment Rental, Inc./RSC Holdings III LLC, 9.500%, 12/01/2014	250,352
1,200,000	Terex Corp., 8.000%, 11/15/2017	1,264,500
965,000	United Rentals North America, Inc., 10.875%, 6/15/2016	1,114,575

		2,629,427

	Consumer Cyclical Services – 0.0%
135,000	ServiceMaster Co. (The), 7.100%, 3/01/2018	126,900
90,000	ServiceMaster Co. (The), 7.450%, 8/15/2027	72,675

		199,575

	Consumer Products – 0.3%
945,000	Acco Brands Corp., 7.625%, 8/15/2015	963,900
400,000	Visant Corp., 10.000%, 10/01/2017	432,000

		1,395,900

	Electric – 2.3%
645,000	AES Corp. (The), 7.750%, 10/15/2015	696,600
312,298	AES Ironwood LLC, 8.857%, 11/30/2025	309,955
100,000	Dynegy Holdings, Inc., 7.125%, 5/15/2018	73,500
490,000	Dynegy Holdings, Inc., 7.625%, 10/15/2026	340,550
1,500,000	Dynegy Holdings, Inc., 7.750%, 6/01/2019	1,164,375
720,000	Edison Mission Energy, 7.625%, 5/15/2027	536,400
287,056	Midwest Generation LLC, Series B, 8.560%, 1/02/2016	292,797
1,685,000	NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027(b)	859,350
680,625	Quezon Power Philippines LC, 8.860%, 6/15/2017	741,881

Principal Amount (‡)	Description	Value (†)

	Electric – continued
$1,025,000	RRI Energy, Inc., 7.875%, 6/15/2017	$1,017,312
2,390,000	Texas Competitive Electric Holdings Co. LLC, Series A, 10.250%, 11/01/2015	1,398,150
920,000	TXU Corp., Series P, 5.550%, 11/15/2014	602,600
1,515,000	TXU Corp., Series Q, 6.500%, 11/15/2024	708,263
420,000	TXU Corp., Series R, 6.550%, 11/15/2034	193,200
1,000,000	White Pine Hydro Portfolio LLC, 7.260%, 7/20/2015(b)	948,150

		9,883,083

	Food & Beverage – 0.1%
255,000	Smithfield Foods, Inc., 7.750%, 7/01/2017	274,125

	Government Owned – No Guarantee – 0.8%
400,000	DP World Ltd., 6.850%, 7/02/2037, 144A	368,000
9,000,000,000	Export-Import Bank of Korea, 6.600%, 11/04/2013, 144A, (IDR)	998,656
16,700,000,000	Export-Import Bank of Korea, 8.300%, 3/15/2014, 144A, (IDR)	1,938,025

		3,304,681

	Healthcare – 4.5%
1,135,000	Gentiva Health Services, Inc., 11.500%, 9/01/2018	1,283,969
410,000	HCA, Inc., 5.750%, 3/15/2014	417,688
30,000	HCA, Inc., 6.250%, 2/15/2013	31,125
560,000	HCA, Inc., 6.375%, 1/15/2015	571,200
550,000	HCA, Inc., 6.500%, 2/15/2016	559,625
20,000	HCA, Inc., 6.750%, 7/15/2013	21,025
1,020,000	HCA, Inc., 7.050%, 12/01/2027	907,800
965,000	HCA, Inc., 7.190%, 11/15/2015	969,825
865,000	HCA, Inc., 7.500%, 12/15/2023	817,425
4,240,000	HCA, Inc., 7.500%, 11/06/2033	3,890,200
1,370,000	HCA, Inc., 7.690%, 6/15/2025	1,304,925
375,000	HCA, Inc., 8.360%, 4/15/2024	375,000
600,000	HCA, Inc., MTN, 7.580%, 9/15/2025	565,500
1,550,000	HCA, Inc., MTN, 7.750%, 7/15/2036	1,449,250
6,874,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	5,696,827
300,000	Tenet Healthcare Corp., 9.250%, 2/01/2015	330,375

		19,191,759

See accompanying notes to financial statements.

57  |

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Home Construction – 0.9%
$185,000	K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2015	$153,550
1,068,000	K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2016	795,660
425,000	K. Hovnanian Enterprises, Inc., 6.375%, 12/15/2014	385,687
272,000	K. Hovnanian Enterprises, Inc., 6.500%, 1/15/2014	246,840
755,000	K. Hovnanian Enterprises, Inc., 7.500%, 5/15/2016	573,800
1,260,000	KB Home, 7.250%, 6/15/2018	1,234,800
400,000	Pulte Group, Inc., 6.000%, 2/15/2035	313,000

		3,703,337

	Independent Energy – 1.4%
250,000	Chesapeake Energy Corp., 6.250%, 1/15/2017, (EUR)	368,029
1,110,000	Chesapeake Energy Corp., 6.500%, 8/15/2017	1,200,187
1,415,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	1,528,200
704,000	Connacher Oil and Gas Ltd., 10.250%, 12/15/2015, 144A	746,240
910,000	Pioneer Natural Resources Co., 6.875%, 5/01/2018	987,768
920,000	Pioneer Natural Resources Co., 7.200%, 1/15/2028	959,364
415,000	Swift Energy Co., 7.125%, 6/01/2017	424,338

		6,214,126

	Life Insurance – 0.6%
1,810,000	MetLife, Inc., 10.750%, 8/01/2039	2,497,800

	Local Authorities – 3.9%
12,200,000	Province of Ontario, Canada, 4.200%, 3/08/2018, (CAD)	13,040,976
4,720,000	Queensland Treasury Corp., 7.125%, 9/18/2017, 144A, (NZD)	3,902,592

		16,943,568

	Media Non-Cable – 0.9%
440,000	Clear Channel Communications, Inc., 5.000%, 3/15/2012	436,700
3,265,000	Clear Channel Communications, Inc., 5.750%, 1/15/2013	3,232,350

		3,669,050

	Metals & Mining – 3.0%
4,530,000	Algoma Acquisition Corp., 9.875%, 6/15/2015, 144A	4,167,600
4,740,000	United States Steel Corp., 6.050%, 6/01/2017	4,888,125
2,020,000	United States Steel Corp., 6.650%, 6/01/2037	1,858,400

Principal Amount (‡)	Description	Value (†)

	Metals & Mining – continued
$2,035,000	United States Steel Corp., 7.000%, 2/01/2018	$2,113,856

		13,027,981

	Non-Captive Consumer – 4.6%
4,350,000	Residential Capital LLC, 9.625%, 5/15/2015	4,388,062
750,000	SLM Corp., Series A, MTN, 5.000%, 4/15/2015	755,123
115,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	108,068
4,550,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	3,890,013
2,020,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	2,262,400
1,250,000	Springleaf Finance Corp., 3.250%, 1/16/2013, (EUR)	1,651,911
900,000	Springleaf Finance Corp., MTN, 5.750%, 9/15/2016	810,000
680,000	Springleaf Finance Corp., Series H, MTN, 5.375%, 10/01/2012	668,950
900,000	Springleaf Finance Corp., Series I, MTN, 4.875%, 7/15/2012	884,250
2,920,000	Springleaf Finance Corp., Series I, MTN, 5.850%, 6/01/2013	2,854,300
400,000	Springleaf Finance Corp., Series J, MTN, 5.200%, 12/15/2011	399,000
300,000	Springleaf Finance Corp., Series J, MTN, 5.900%, 9/15/2012	297,000
800,000	Springleaf Finance Corp., Series J, MTN, 6.900%, 12/15/2017	731,000

		19,700,077

	Non-Captive Diversified – 3.8%
149,000	Ally Financial, Inc., 6.750%, 12/01/2014	157,009
585,000	Ally Financial, Inc., 8.000%, 12/31/2018	628,144
208,000	Ally Financial, Inc., 8.000%, 11/01/2031	226,720
313,032	CIT Group, Inc., 7.000%, 5/01/2013	318,901
894,866	CIT Group, Inc., 7.000%, 5/01/2014	911,645
894,866	CIT Group, Inc., 7.000%, 5/01/2015	902,696
2,021,450	CIT Group, Inc., 7.000%, 5/01/2016	2,023,977
5,013,031	CIT Group, Inc., 7.000%, 5/01/2017	5,019,297
250,000	General Electric Capital Corp., Series A, EMTN, 6.750%, 9/26/2016, (NZD)	198,250
3,035,000	General Electric Capital Corp., Series A, MTN, 6.500%, 9/28/2015, (NZD)	2,410,332

See accompanying notes to financial statements.

|  58

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Non-Captive Diversified – continued
$490,000	International Lease Finance Corp., 8.250%, 12/15/2020	$537,162
65,000	iStar Financial, Inc., 5.500%, 6/15/2012	64,350
110,000	iStar Financial, Inc., 5.850%, 3/15/2017	95,975
470,000	iStar Financial, Inc., 5.875%, 3/15/2016	418,300
20,000	iStar Financial, Inc., 6.050%, 4/15/2015	18,300
1,770,000	iStar Financial, Inc., 8.625%, 6/01/2013	1,796,550
120,000	iStar Financial, Inc., Series B, 5.700%, 3/01/2014	112,200
565,000	iStar Financial, Inc., Series B, 5.950%, 10/15/2013	535,337

		16,375,145

	Oil Field Services – 0.1%
210,000	Parker Drilling Co., 9.125%, 4/01/2018	225,750

	Packaging – 0.4%
1,555,000	Owens-Illinois, Inc., 7.800%, 5/15/2018	1,696,894

	Paper – 2.4%
1,240,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	1,295,800
3,620,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	3,977,475
1,270,000	Georgia-Pacific LLC, 8.000%, 1/15/2024	1,450,975
2,930,000	Georgia-Pacific LLC, 8.875%, 5/15/2031	3,537,975

		10,262,225

	Pipelines – 1.8%
1,430,000	El Paso Corp., 6.950%, 6/01/2028	1,448,742
1,055,000	El Paso Corp., 7.420%, 2/15/2037	1,079,668
2,210,000	El Paso Corp., GMTN, 7.750%, 1/15/2032	2,476,486
550,000	El Paso Corp., GMTN, 7.800%, 8/01/2031	610,148
1,105,000	El Paso Corp., GMTN, 8.050%, 10/15/2030	1,257,214
1,000,000	Transportadora de Gas del Sur SA, 7.875%, 5/14/2017, 144A	987,500

		7,859,758

	Property & Casualty Insurance – 0.8%
940,000	MBIA Insurance Corp., (fixed rate to 1/15/2013, variable rate thereafter), 14.000%, 1/15/2033, 144A	517,000
3,245,000	White Mountains Re Group Ltd., (fixed rate to 6/30/2017, variable rate thereafter), 7.506%, 5/29/2049, 144A	3,104,232

		3,621,232

Principal Amount (‡)	Description	Value (†)

	Railroads – 0.1%
$314,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045(b)	$214,305
30,000	Missouri Pacific Railroad Co., Series A, 4.750%, 1/01/2020(b)	27,900

		242,205

	REITs – Office Property – 0.1%
470,000	Highwoods Properties, Inc., 5.850%, 3/15/2017	500,205

	Retailers – 3.3%
430,000	Dillard’s, Inc., 6.625%, 1/15/2018	423,550
450,000	Dillard’s, Inc., 7.000%, 12/01/2028	400,500
750,000	Dillard’s, Inc., 7.130%, 8/01/2018	755,625
1,895,000	Dillard’s, Inc., 7.750%, 7/15/2026	1,819,200
125,000	Dillard’s, Inc., 7.750%, 5/15/2027	118,125
170,000	Dillard’s, Inc., 7.875%, 1/01/2023	165,750
1,679,000	Foot Locker, Inc., 8.500%, 1/15/2022	1,695,790
3,494,000	Macy’s Retail Holdings, Inc., 6.375%, 3/15/2037	3,494,000
295,000	Macy’s Retail Holdings, Inc., 7.000%, 2/15/2028	297,950
5,185,000	Toys R Us, Inc., 7.375%, 10/15/2018	5,197,962

		14,368,452

	Sovereigns – 2.8%
1,881,000,000	Indonesia Treasury Bond, Series FR43, 10.250%, 7/15/2022, (IDR)	245,232
24,214,000,000	Indonesia Treasury Bond, Series FR44, 10.000%, 9/15/2024, (IDR)	3,050,783
6,561,000,000	Indonesia Treasury Bond, Series FR52, 10.500%, 8/15/2030, (IDR)	832,713
4,897,000,000	Indonesia Treasury Bond, Series ZC3, Zero Coupon, 11/20/2012, (IDR)	509,336
208,681(††)	Mexican Fixed Rate Bonds, Series M-10, 7.250%, 12/15/2016, (MXN)	1,773,923
95,000(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	810,752
180,000(††)	Mexican Fixed Rate Bonds, Series MI-10, 9.000%, 12/20/2012, (MXN)	1,600,024
4,170,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	2,541,359
19,725,000	Republic of Iceland, 4.250%, 8/24/2012, (ISK)	103,467
49,000,000	Republic of Iceland, 7.250%, 5/17/2013, (ISK)	274,959

See accompanying notes to financial statements.

59  |

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Sovereigns – continued
59,020,000	Republic of Iceland, 8.000%, 7/22/2011, (ISK)	$309,470

		12,052,018

	Supermarkets – 1.5%
110,000	American Stores Co., 8.000%, 6/01/2026	99,550
1,865,000	American Stores Co., Series B, MTN, 7.100%, 3/20/2028	1,408,075
2,250,000	New Albertson’s, Inc., 7.450%, 8/01/2029	1,777,500
440,000	New Albertson’s, Inc., 7.750%, 6/15/2026	366,300
2,935,000	New Albertson’s, Inc., 8.000%, 5/01/2031	2,406,700
180,000	New Albertson’s, Inc., 8.700%, 5/01/2030	154,350
240,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	174,000

		6,386,475

	Supranational – 0.2%
1,639,380,000	European Investment Bank, EMTN, Zero Coupon, 4/24/2013, 144A, (IDR)	164,343
8,600,000,000	Inter-American Development Bank, EMTN, Zero Coupon, 5/20/2013, (IDR)	841,383

		1,005,726

	Technology – 3.1%
90,000	Advanced Micro Devices, Inc., 7.750%, 8/01/2020	92,475
6,580,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	5,658,800
3,055,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	2,627,300
801,000	Corning, Inc., 6.850%, 3/01/2029	901,536
960,000	Eastman Kodak Co., 7.250%, 11/15/2013	955,200
60,000	Freescale Semiconductor, Inc., 8.875%, 12/15/2014	62,175
210,000	Freescale Semiconductor, Inc., 10.125%, 12/15/2016	223,125
190,000	Motorola Solutions, Inc., 6.500%, 9/01/2025	199,927
700,000	Motorola Solutions, Inc., 6.500%, 11/15/2028	719,374
70,000	Motorola Solutions, Inc., 6.625%, 11/15/2037	75,110
2,275,000	Nortel Networks Capital Corp., 7.875%, 6/15/2026(d)	1,672,125
1,000,000	Nortel Networks Ltd., 6.875%, 9/01/2023(d)	260,000

		13,447,147

Principal Amount (‡)	Description	Value (†)

	Textile – 0.2%
$890,000	Jones Apparel Group, Inc., 6.125%, 11/15/2034	$709,775

	Transportation Services – 1.2%
2,685,000	APL Ltd., 8.000%, 1/15/2024(b)	1,839,225
1,611,831	Atlas Air Pass Through Trust, Series 1998-1, Class B, 7.680%, 7/02/2015	1,595,712
289,324	Atlas Air Pass Through Trust, Series 1998-1, Class C, 8.010%, 7/02/2011(e)	243,032
292,988	Atlas Air Pass Through Trust, Series 1999-1, Class B, 7.630%, 7/02/2016	260,760
399,542	Atlas Air Pass Through Trust, Series 1999-1, Class C, 8.770%, 7/02/2012(e)	319,633
40,344	Atlas Air Pass Through Trust, Series 2000-1, Class C, 9.702%, 7/02/2011(e)	34,696
740,000	Teekay Corp., 8.500%, 1/15/2020	801,975

		5,095,033

	Treasuries – 1.7%
199,023	Hellenic Republic Government Bond, 2.300%, 7/25/2030, (EUR)	141,276
50,000	Hellenic Republic Government Bond, 4.600%, 7/20/2018, (EUR)	43,657
750,000	Hellenic Republic Government Bond, 4.700%, 3/20/2024, (EUR)	630,406
3,175,000	Ireland Government Bond, 4.500%, 10/18/2018, (EUR)	3,177,173
725,000	Ireland Government Bond, 4.500%, 4/18/2020, (EUR)	696,111
175,000	Ireland Government Bond, 5.000%, 10/18/2020, (EUR)	170,981
1,825,000	Ireland Government Bond, 5.400%, 3/13/2025, (EUR)	1,722,457
700,000	Portugal Obrigacoes do Tesouro OT, 3.850%, 4/15/2021, (EUR)	696,213
175,000	Portugal Obrigacoes do Tesouro OT, 4.800%, 6/15/2020, (EUR)	192,448

		7,470,722

	Wireless – 1.8%
805,000	Nextel Communications, Inc., Series C, 5.950%, 3/15/2014	807,013
2,050,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	2,057,687
2,620,000	Sprint Capital Corp., 6.875%, 11/15/2028	2,416,950
840,000	Sprint Capital Corp., 6.900%, 5/01/2019	867,300
215,000	Sprint Capital Corp., 8.750%, 3/15/2032	228,706
1,170,000	True Move Co. Ltd., 10.750%, 12/16/2013, 144A	1,266,525

		7,644,181

See accompanying notes to financial statements.

|  60

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Wirelines – 6.1%
$410,000	Axtel SAB de CV, 9.000%, 9/22/2019, 144A	$393,600
385,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	308,000
760,000	Cincinnati Bell, Inc., 8.750%, 3/15/2018	717,250
3,180,000	Frontier Communications Corp., 7.875%, 1/15/2027	3,036,900
2,330,000	Frontier Communications Corp., 9.000%, 8/15/2031	2,382,425
1,590,000	Level 3 Financing, Inc., 8.750%, 2/15/2017	1,578,075
1,675,000	Level 3 Financing, Inc., 9.250%, 11/01/2014	1,712,687
145,000	Level 3 Financing, Inc., 9.375%, 4/01/2019, 144A	140,288
1,439,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	1,467,780
800,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	794,000
1,385,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	1,440,400
5,332,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	5,678,580
1,936,000	Qwest Corp., 6.875%, 9/15/2033	1,938,420
1,500,000	Qwest Corp., 7.200%, 11/10/2026	1,507,500
645,000	Qwest Corp., 7.250%, 9/15/2025	686,925
1,407,000	Qwest Corp., 7.250%, 10/15/2035	1,428,105
985,000	Qwest Corp., 7.500%, 6/15/2023	987,462

		26,198,397

	Total Non-Convertible Bonds
	(Identified Cost $238,587,237)	275,603,565

Convertible Bonds – 22.1%

	Airlines – 0.3%
890,000	AMR Corp., 6.250%, 10/15/2014	936,725
175,000	UAL Corp., 4.500%, 6/30/2021	177,415

		1,114,140

	Automotive – 1.5%
3,530,000	Ford Motor Co., 4.250%, 11/15/2016	6,398,125

	Diversified Manufacturing – 1.5%
3,765,000	Owens-Brockway Glass Container, Inc., 3.000%, 6/01/2015, 144A	3,816,769
2,315,000	Trinity Industries, Inc., 3.875%, 6/01/2036	2,523,350

		6,340,119

Principal Amount (‡)	Description	Value (†)

	Electric – 0.1%
$250,000	CMS Energy Corp., 5.500%, 6/15/2029	$363,438

	Healthcare – 2.9%
3,325,000	Health Management Associates, Inc., 3.750%, 5/01/2028, 144A	4,247,687
2,470,000	Hologic, Inc., (Step to Zero Coupon on 12/15/2013), 2.000%, 12/15/2037(f)	2,383,550
345,000	LifePoint Hospitals, Inc., 3.250%, 8/15/2025	356,644
860,000	LifePoint Hospitals, Inc., 3.500%, 5/15/2014	915,900
3,833,000	Omnicare, Inc., 3.250%, 12/15/2035	3,555,107
610,000	Omnicare, Inc., 3.750%, 12/15/2025	786,138

		12,245,026

	Independent Energy – 1.4%
4,835,000	Chesapeake Energy Corp., 2.250%, 12/15/2038	4,442,156
1,340,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	1,455,575

		5,897,731

	Life Insurance – 0.7%
2,990,000	Old Republic International Corp., 3.750%, 3/15/2018	3,001,213

	Lodging – 0.5%
2,189,000	Host Hotels & Resorts, Inc., 2.625%, 4/15/2027, 144A	2,191,736

	Media Non-Cable – 0.0%
60,988	Liberty Media LLC, 3.500%, 1/15/2031	34,153

	Metals & Mining – 1.3%
1,250,000	Steel Dynamics, Inc., 5.125%, 6/15/2014	1,600,000
2,280,000	United States Steel Corp., 4.000%, 5/15/2014	4,158,150

		5,758,150

	Pharmaceuticals – 4.3%
2,215,000	Human Genome Sciences, Inc., 2.250%, 10/15/2011	3,926,087
3,325,000	Human Genome Sciences, Inc., 2.250%, 8/15/2012	5,386,500
2,715,000	Kendle International, Inc., 3.375%, 7/15/2012	2,572,462
2,091,000	Nektar Therapeutics, 3.250%, 9/28/2012	2,106,683
1,165,000	Valeant Pharmaceuticals International, 4.000%, 11/15/2013	4,601,750

		18,593,482

	Technology – 6.5%
540,000	Ciena Corp., 0.250%, 5/01/2013	550,800
5,260,000	Ciena Corp., 0.875%, 6/15/2017	5,135,075

See accompanying notes to financial statements.

61  |

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Technology – continued
$3,420,000	Ciena Corp., 3.750%, 10/15/2018, 144A	$5,121,450
175,000	Ciena Corp., 4.000%, 3/15/2015, 144A	256,375
3,125,000	Eastman Kodak Co., 7.000%, 4/01/2017	2,785,156
5,750,000	Intel Corp., 3.250%, 8/01/2039	6,763,437
3,020,000	Kulicke & Soffa Industries, Inc., 0.875%, 6/01/2012	3,016,225
240,000	Micron Technology, Inc., 1.875%, 6/01/2014	261,000
795,000	Nortel Networks Corp., 2.125%, 4/15/2014(d)	684,694
1,050,000	Teradyne, Inc., 4.500%, 3/15/2014	3,500,438

		28,074,650

	Textile – 0.0%
13,000	Dixie Yarns, Inc., 7.000%, 5/15/2012	12,610

	Wirelines – 1.1%
830,000	Level 3 Communications, Inc., 3.500%, 6/15/2012	818,588
2,210,000	Level 3 Communications, Inc., 7.000%, 3/15/2015, 144A(b)	2,571,887
1,190,000	Level 3 Communications, Inc., Series B, 7.000%, 3/15/2015(b)	1,384,863

		4,775,338

	Total Convertible Bonds
	(Identified Cost $67,048,704)	94,799,911

Municipals – 0.1%

	District of Columbia – 0.1%
540,000	Metropolitan Washington DC Airports Authority, Series D, 8.000%, 10/01/2047 (Identified Cost $540,000)	525,274

	Total Bonds and Notes
	(Identified Cost $306,175,941)	370,928,750

Bank Loans – 0.5%

	Media Non-Cable – 0.5%
2,069,612	Dex Media West, LLC, New Term Loan, 7.000%, 10/24/2014(g)	1,832,041
182,908	SuperMedia, Inc., Exit Term Loan, 11.000%, 12/31/2015(g)	120,844

		1,952,885

	Wireless – 0.0%
78,893	Hawaiian Telcom Communications, Inc., Exit Term Loan, 9.000%, 11/01/2015(g)(h)	80,353

Principal Amount (‡)	Description	Value (†)

	Wirelines – 0.0%
$115,983	FairPoint Communications, Inc., New Term Loan B, 6.500%, 1/24/2016(g)	$111,790

	Total Bank Loans
	(Identified Cost $2,391,771)	2,145,028

Shares

Common Stocks – 6.1%

	Automobiles – 1.6%
465,000	Ford Motor Co.(e)	6,933,150

	Biotechnology – 1.9%
165,617	Vertex Pharmaceuticals, Inc.(e)	7,938,023

	Containers & Packaging – 0.3%
40,621	Owens-Illinois, Inc.(e)	1,226,348
4,495	Smurfit-Stone Container Corp.(e)	173,732

		1,400,080

	Diversified Telecommunication Services – 0.1%
22,208	FairPoint Communications, Inc.(e)	374,649
2,627	Hawaiian Telcom Holdco, Inc.(e)	68,959

		443,608

	Electronic Equipment, Instruments & Components – 0.3%
69,766	Corning, Inc.	1,439,272

	Food Products – 0.0%
3,100	ConAgra Foods, Inc.	73,625

	Household Durables – 0.0%
6,775	KB Home	84,281

	Media – 0.0%
849	Dex One Corp.(e)	4,109
961	SuperMedia, Inc.(e)	5,997

		10,106

	Oil, Gas & Consumable Fuels – 0.1%
2,846	Chesapeake Energy Corp.	95,398
5,965	Repsol YPF SA, Sponsored ADR	205,494

		300,892

	Pharmaceuticals – 0.7%
64,900	Bristol-Myers Squibb Co.	1,715,307
24,929	Valeant Pharmaceuticals International, Inc.	1,241,713

		2,957,020

	REITs – Apartments – 0.2%
6,185	Apartment Investment & Management Co., Class A	157,532
32,565	Associated Estates Realty Corp.	517,132

		674,664

	REITs – Shopping Centers – 0.0%
7,868	Developers Diversified Realty Corp.	110,152

See accompanying notes to financial statements.

|  62

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Institutional High Income Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Semiconductors & Semiconductor Equipment – 0.9%
190,970	Intel Corp.	$3,851,865

	Total Common Stocks
	(Identified Cost $19,814,162)	26,216,738

Preferred Stocks – 3.2%

Convertible Preferred Stocks – 2.7%

	Automotive – 1.0%
68,450	General Motors Co., Series B, 4.750%	3,299,290
20,345	Goodyear Tire & Rubber Co. (The), 5.875%	1,039,223

		4,338,513

	Capital Markets – 0.0%
4,000	Newell Financial Trust I, 5.250%	191,500

	Commercial Banks – 0.0%
138	Wells Fargo & Co., Series L, Class A, 7.500%	142,858

	Diversified Financial Services – 0.2%
14,200	Sovereign Capital Trust IV, 4.375%	631,900

	Electric Utilities – 0.2%
17,119	AES Trust III, 6.750%	835,407
4,150	CMS Energy Trust I, 7.750%(b)(i)	186,750

		1,022,157

	Household Durables – 0.1%
11,000	Hovnanian Enterprises, Inc., 7.250%	233,200

	Machinery – 0.2%
14,328	United Rentals Trust I, 6.500%	673,416

	Oil, Gas & Consumable Fuels – 0.3%
29,700	El Paso Energy Capital Trust I, 4.750%	1,314,225

	Semiconductors & Semiconductor Equipment – 0.7%
3,260	Lucent Technologies Capital Trust I, 7.750%	3,194,800

	Total Convertible Preferred Stocks
	(Identified Cost $10,722,253)	11,742,569

Non-Convertible Preferred Stocks – 0.5%

	Banking – 0.1%
448	Ally Financial, Inc., Series G, 7.000%, 144A	416,864

	Diversified Financial Services – 0.3%
18,000	Bank of America Corp., 6.375%	403,020

Shares	Description	Value (†)

	Diversified Financial Services – continued
23,925	Citigroup Capital XIII, (fixed rate to 10/30/2015, variable rate thereafter), 7.875%	$655,545

		1,058,565

	Household Durables – 0.1%
57,194	Hovnanian Enterprises, Inc., 7.625%(e)	386,059

	REITs - Warehouse/Industrials – 0.0%
3,363	ProLogis, Series C, 8.540%	181,602

	Thrifts & Mortgage Finance – 0.0%
7,075	Countrywide Capital IV, 6.750%	175,248

	Total Non-Convertible Preferred Stocks
	(Identified Cost $1,857,155)	2,218,338

	Total Preferred Stocks
	(Identified Cost $12,579,408)	13,960,907

Closed End Investment Companies – 0.1%
11,109	Dreyfus High Yield Strategies Fund	51,879
7,693	DWS High Income Trust	78,007
31,505	Highland Credit Strategies Fund	236,603

	Total Closed End Investment Companies
	(Identified Cost $585,304)	366,489

Warrants – 0.0%
33,185	FairPoint Communications, Inc., Expiration on 1/24/2018(b)(e)(i)
	(Identified Cost $0)	—

Principal Amount (‡)

Short-Term Investments – 2.2%
$9,453,903	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2011 at 0.000% to be repurchased at $9,453,903 on 4/01/2011 collateralized by $10,020,000 Federal Home Loan Mortgage Corp, 3.310% due 11/10/2020 valued at $9,531,525; $115,000 Federal National Mortgage Association, 2.000% due 1/09/2012 valued at $117,013 including accrued interest (See Note 2 of Notes to Financial Statements)
	(Identified Cost $9,453,903)	9,453,903

	Total Investments – 98.5%	423,071,815
	(Identified Cost $351,000,489)(a)
	Other assets less liabilities—1.5%	6,286,879

	Net Assets – 100.0%	$429,358,694

See accompanying notes to financial statements.

63  |

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Institutional High Income Fund – continued

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):
At March 31, 2011, the net unrealized appreciation on investments based on a cost of $351,107,191 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$81,335,236
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(9,370,612)

	Net unrealized appreciation	$ 71,964,624

(b)	Illiquid security. At March 31, 2011, the value of these securities amounted to $12,180,474 or 2.8% of net assets.
(c)	Variable rate security. Rate as of March 31, 2011 is disclosed.
(d)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(e)	Non-income producing security.
(f)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(g)	Variable rate security. Rate shown represents the weighted average rate at March 31, 2011.
(h)	All or a portion of interest payment is paid-in-kind.
(i)	Fair valued security by the Fund’s investment adviser. At March 31, 2011 the value of these securities amounted to $186,750 representing less than 0.01% of net assets.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2011, the value of Rule 144A holdings amounted to $47,695,933 or 11.1% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
IDR	Indonesian Rupiah
ISK	Icelandic Krona
MXN	Mexican Peso
NZD	New Zealand Dollar

Industry Summary at March 31, 2011 (Unaudited)

Technology	9.6%
Healthcare	7.4
Wirelines	7.2
Pharmaceuticals	5.0
Non-Captive Consumer	4.6
Metals & Mining	4.3
Automotive	4.1
Local Authorities	3.9
Non-Captive Diversified	3.8
Retailers	3.3
Independent Energy	2.8
Sovereigns	2.8
Chemicals	2.6
Paper	2.4
Electric	2.4
Other Investments, less than 2% each	30.1
Short-Term Investments	2.2

Total Investments	98.5
Other assets less liabilities	1.5

Net Assets	100.0%

See accompanying notes to financial statements.

|  64

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Intermediate Duration Bond Fund

Principal Amount	Description	Value (†)

Bonds and Notes – 98.9% of Net Assets

	ABS Car Loan – 2.3%
$335,000	Ally Master Owner Trust, Series 2011-1, Class A2, 2.150%, 1/15/2016	$335,029
150,000	AmeriCredit Automobile Receivables Trust, Series 2011-1, Class A3, 1.390%, 9/08/2015	149,930
120,000	Avis Budget Rental Car Funding AESOP LLC, Series 2010-3A, Class A, 4.640%, 5/20/2016, 144A	128,031
280,000	CarMax Auto Owner Trust, Series 2011-1, Class A3, 1.290%, 9/15/2015	279,117
160,000	Ford Credit Floorplan Master Owner Trust, Series 2010-5, Class A1, 1.500%, 9/15/2015	158,991
270,000	World Omni Auto Receivables Trust, Series 2011-A, Class A3, 1.110%, 5/15/2015	269,677

		1,320,775

	ABS Credit Card – 1.8%
260,000	BA Credit Card Trust, Series 2008-A5, Class A5, 1.455%, 12/16/2013(b)	260,789
60,000	Capital One Multi-Asset Execution Trust, Series 2004-A4, Class A4, 0.475%, 3/15/2017(b)	59,831
315,000	Chase Issuance Trust, Series 2007-A16, Class A16, 0.610%, 6/16/2014(b)	315,507
150,000	Discover Card Master Trust I, Series 2007-3, Class A2, 0.305%, 10/16/2014(b)	149,756
140,000	MBNA Credit Card Master Note Trust, Series 2004-A3, Class A3, 0.515%, 8/16/2021(b)	137,417
110,000	MBNA Credit Card Master Note Trust, Series 2004-B1, Class B1, 4.450%, 8/15/2016	117,292

		1,040,592

	ABS Home Equity – 0.1%
83,672	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 4.615%, 2/25/2035	78,723

	ABS Other – 0.5%
264,764	CIT Equipment Collateral, Series 2008-VT1, Class A3, 6.590%, 12/22/2014	269,291

	ABS Student Loan – 0.9%
525,000	South Carolina Student Loan Corp., Series 2010-1, Class A2, 1.303%, 7/25/2025(b)	524,102

	Aerospace & Defense – 1.6%
265,000	General Dynamics Corp., 5.250%, 2/01/2014	292,967
285,000	Goodrich Corp., 4.875%, 3/01/2020	296,366

Principal Amount	Description	Value (†)

	Aerospace & Defense – continued
$355,000	Raytheon Co., 3.125%, 10/15/2020	$325,284

		914,617

	Airlines – 0.4%
190,360	Delta Air Lines Pass Through Trust, Series 2009-1, Class A, 7.750%, 6/17/2021	208,445

	Automotive – 1.0%
235,000	Ford Motor Credit Co. LLC, 7.000%, 10/01/2013	253,675
305,000	Toyota Motor Credit Corp., MTN, 2.800%, 1/11/2016	303,759

		557,434

	Banking – 10.4%
85,000	American Express Co., 5.500%, 9/12/2016	92,662
330,000	American Express Co., 6.150%, 8/28/2017	369,286
460,000	Bank of America Corp., 5.650%, 5/01/2018	480,738
250,000	Barclays Bank PLC, 5.000%, 9/22/2016	265,045
615,000	Bear Stearns Cos., Inc. (The), 7.250%, 2/01/2018	716,559
285,000	BNP Paribas, MTN, 3.600%, 2/23/2016	285,483
550,000	Citigroup, Inc., 6.010%, 1/15/2015	601,048
200,000	Credit Suisse NY, 6.000%, 2/15/2018	212,420
430,000	Goldman Sachs Group, Inc. (The), 6.150%, 4/01/2018	466,196
305,000	Lloyds TSB Bank PLC, 4.875%, 1/21/2016	314,493
205,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.400%, 8/28/2017	223,466
475,000	Morgan Stanley, Series F, GMTN, 6.625%, 4/01/2018	522,080
355,000	Morgan Stanley, Series F, MTN, 5.950%, 12/28/2017	381,319
250,000	Royal Bank of Scotland PLC (The), 4.875%, 3/16/2015	259,843
265,000	Wells Fargo & Co., 3.625%, 4/15/2015	273,150
435,000	Wells Fargo & Co., 3.676%, 6/15/2016	437,571

		5,901,359

	Building Materials – 0.1%
30,000	Masco Corp., 7.125%, 3/15/2020	31,046

	Chemicals – 0.5%
130,000	Eastman Chemical Co., 4.500%, 1/15/2021	126,375
140,000	RPM International, Inc., 6.125%, 10/15/2019	146,861

		273,236

See accompanying notes to financial statements.

65  |

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Intermediate Duration Bond Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Collateralized Mortgage Obligations – 3.3%
$132,860	Countrywide Alternative Loan Trust, Series 2006-J5, Class 4A1, 5.652%, 7/25/2021(b)	$98,871
17,831	Federal Home Loan Mortgage Corp., Series 3145, Class KA, 5.000%, 8/15/2024	17,828
140,000	NCUA Guaranteed Notes, Series 2010-C1, Class A2, 2.900%, 10/29/2020	136,298
456,071	NCUA Guaranteed Notes, Series 2010-R1, Class 1A, 0.690%, 10/07/2020(b)	456,641
1,184,846	NCUA Guaranteed Notes, Series 2010-R3, Class 1A, 0.800%, 12/08/2020(b)	1,190,403

		1,900,041

	Commercial Mortgage-Backed Securities – 12.4%
375,000	Banc of America Commercial Mortgage, Inc., Series 2006-5, Class A4, 5.414%, 9/10/2047	398,088
346,706	Banc of America Commercial Mortgage, Inc., Series 2007-2, Class A2, 5.634%, 4/10/2049	351,871
255,000	Banc of America Commercial Mortgage, Inc., Series 2007-5, Class A4, 5.492%, 2/10/2051	267,763
250,000	Bear Stearns Commercial Mortgage Securities, Series 2007-PW16, Class A4, 5.906%, 6/11/2040(b)	269,574
45,000	Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4, 5.431%, 10/15/2049	48,068
265,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.322%, 12/11/2049	278,536
140,000	Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4, 6.008%, 12/10/2049(b)	151,907
250,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C2, Class A3, 5.542%, 1/15/2049	259,321
400,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C3, Class A4, 5.905%, 6/15/2039(b)	423,579
360,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040	374,095
165,000	Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4, 6.078%, 7/10/2038(b)	180,509
175,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	185,098
470,000	GS Mortgage Securities Trust, Series 2007-GG10, Class A4, 6.002%, 8/10/2045(b)	499,016
200,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A4, 5.440%, 6/12/2047	210,897

Principal Amount	Description	Value (†)

	Commercial Mortgage-Backed Securities – continued
$85,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A4, 5.932%, 2/12/2049(b)	$91,028
410,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A4, 6.005%, 6/15/2049(b)	439,117
210,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	221,474
320,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A4, 5.610%, 2/12/2039(b)	344,419
210,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4, 6.097%, 6/12/2046(b)	229,915
237,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051	248,223
205,000	Morgan Stanley Capital I, Series 2006-T23, Class A2, 5.910%, 8/12/2041(b)	216,590
400,000	Morgan Stanley Capital I, Series 2007-IQ14, Class A4, 5.692%, 4/15/2049	421,435
475,000	Morgan Stanley Capital I, Series 2007-IQ15, Class A4, 6.071%, 6/11/2049(b)	506,004
420,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A5, 5.342%, 12/15/2043	434,917

		7,051,444

	Construction Machinery – 0.7%
290,000	Caterpillar Financial Services Corp., MTN, 6.125%, 2/17/2014	326,651
90,000	John Deere Capital Corp., MTN, 4.500%, 4/03/2013	95,698

		422,349

	Consumer Cyclical Services – 0.3%
160,000	Expedia, Inc., 5.950%, 8/15/2020	161,400

	Consumer Products – 0.6%
325,000	Koninklijke (Royal) Philips Electronics NV, 4.625%, 3/11/2013	343,799

	Distributors – 0.2%
90,000	EQT Corp., 8.125%, 6/01/2019	107,281

	Diversified Manufacturing – 1.1%
90,000	Snap-On, Inc., 4.250%, 1/15/2018	92,064
300,000	Tyco International Finance SA, 3.750%, 1/15/2018	300,326
220,000	Tyco International Finance SA, 4.125%, 10/15/2014	233,598

		625,988

See accompanying notes to financial statements.

|  66

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Intermediate Duration Bond Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Electric – 3.0%
$260,000	Carolina Power & Light Co., 5.250%, 12/15/2015	$288,662
5,000	Carolina Power & Light Co., 6.500%, 7/15/2012	5,338
245,000	Consolidated Edison Co. of NY, Inc., 7.125%, 12/01/2018	295,870
150,000	Duke Energy Corp., 5.625%, 11/30/2012	160,687
180,000	Duke Energy Corp., 5.650%, 6/15/2013	195,878
140,000	NextEra Energy Capital Holdings, Inc., 0.712%, 11/09/2012(b)	140,463
265,000	Southern California Edison Co., 5.750%, 3/15/2014	294,392
115,000	Southern Co., 0.703%, 10/21/2011(b)	115,280
205,000	Virginia Electric and Power Co., 5.100%, 11/30/2012	218,024

		1,714,594

	Entertainment – 0.8%
265,000	Time Warner, Inc., 5.875%, 11/15/2016	295,643
145,000	Walt Disney Co., 5.700%, 7/15/2011	147,267

		442,910

	Environmental – 0.2%
90,000	Waste Management, Inc., 6.375%, 3/11/2015	101,998

	Food & Beverage – 1.7%
200,000	Anheuser-Busch Cos., Inc., 6.450%, 9/01/2037	225,682
100,000	HJ Heinz Finance Co., 6.000%, 3/15/2012	104,975
300,000	Kellogg Co., 5.125%, 12/03/2012	320,042
270,000	Kraft Foods, Inc., 6.125%, 8/23/2018	301,947

		952,646

	Government Owned – No Guarantee – 0.9%
150,000	Federal National Mortgage Association, 5.375%, 6/12/2017	171,037
305,000	Petrobras International Finance Co., 5.750%, 1/20/2020	314,649

		485,686

	Health Insurance – 1.4%
275,000	UnitedHealth Group, Inc., 4.875%, 2/15/2013	292,042
260,000	WellPoint, Inc., 4.350%, 8/15/2020	259,394
165,000	WellPoint, Inc., 5.250%, 1/15/2016	181,325
35,000	WellPoint, Inc., 6.000%, 2/15/2014	38,791

		771,552

Principal Amount	Description	Value (†)

	Healthcare – 1.1%
$20,000	Express Scripts, Inc., 6.250%, 6/15/2014	$22,219
170,000	Life Technologies Corp., 4.400%, 3/01/2015	177,398
335,000	McKesson Corp., 3.250%, 3/01/2016	337,415
105,000	McKesson Corp., 6.500%, 2/15/2014	117,729

		654,761

	Hybrid ARMs – 0.3%
148,320	FHLMC, 2.576%, 1/01/2035(b)	155,958

	Independent Energy – 1.6%
215,000	Anadarko Petroleum Corp., 6.375%, 9/15/2017	236,649
260,000	Devon Energy Corp., 5.625%, 1/15/2014	287,509
150,000	Encana Corp., 6.500%, 5/15/2019	175,139
15,000	Talisman Energy, Inc., 5.850%, 2/01/2037	14,904
125,000	Talisman Energy, Inc., 6.250%, 2/01/2038	131,399
25,000	Talisman Energy, Inc., 7.750%, 6/01/2019	30,505
55,000	XTO Energy, Inc., 4.900%, 2/01/2014	60,034

		936,139

	Integrated Energy – 1.0%
285,000	BP Capital Markets PLC, 3.125%, 10/01/2015	286,593
70,000	Hess Corp., 7.000%, 2/15/2014	79,307
170,000	XTO Energy, Inc., 5.750%, 12/15/2013	190,227

		556,127

	Life Insurance – 0.9%
130,000	American International Group, Inc., 3.650%, 1/15/2014	132,228
30,000	Lincoln National Corp., 4.300%, 6/15/2015	31,126
255,000	MetLife, Inc., 4.750%, 2/08/2021	255,581
70,000	Unum Group, 5.625%, 9/15/2020	71,130

		490,065

	Lodging – 0.0%
15,000	Wyndham Worldwide Corp., 5.750%, 2/01/2018	15,542

	Media Cable – 2.3%
335,000	Comcast Corp., 4.950%, 6/15/2016	358,184
100,000	Cox Communications, Inc., 4.625%, 6/01/2013	106,144
215,000	Cox Communications, Inc., 5.450%, 12/15/2014	237,292
290,000	DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.000%, 3/01/2021	291,021

See accompanying notes to financial statements.

67  |

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Intermediate Duration Bond Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Media Cable – continued
$250,000	Time Warner Cable, Inc., 8.250%, 2/14/2014	$290,677

		1,283,318

	Media Non-Cable – 0.9%
30,000	CBS Corp., 5.750%, 4/15/2020	31,730
210,000	CBS Corp., 8.875%, 5/15/2019	263,698
175,000	Thomson Reuters Corp., 5.950%, 7/15/2013	192,764

		488,192

	Metals & Mining – 1.3%
260,000	Alcoa, Inc., 6.150%, 8/15/2020	274,748
235,000	ArcelorMittal, 9.850%, 6/01/2019	298,156
175,000	United States Steel Corp., 6.050%, 6/01/2017	180,469

		753,373

	Mortgage Related – 5.8%
377,450	FHLMC, 4.000%, 6/01/2025	388,596
929,458	FHLMC, 4.500%, with various maturities from 2019 to 2025(c)	975,089
2,575	FHLMC, 5.500%, 3/01/2013	2,782
3,796	FHLMC, 6.000%, 11/01/2012	3,952
2,701	FHLMC, 6.500%, 1/01/2024	3,052
308	FHLMC, 8.000%, 7/01/2025	363
756,165	FNMA, 4.000%, 4/01/2024	778,377
379,872	FNMA, 4.500%, 4/01/2024	398,914
664,363	FNMA, 5.500%, with various maturities from 2017 to 2020(c)	721,255
4,565	FNMA, 6.000%, 9/01/2021	4,992
1,226	FNMA, 7.500%, 6/01/2016	1,357
1,786	FNMA, 8.000%, 6/01/2015	1,970
7,035	GNMA, 6.500%, 12/15/2023	7,978
1,682	GNMA, 8.500%, 9/15/2022	1,804
3,977	GNMA, 9.500%, 1/15/2019	4,708

		3,295,189

	Non-Captive Consumer – 0.4%
225,000	SLM Corp., MTN, 6.250%, 1/25/2016	234,563

Principal Amount	Description	Value (†)

	Non-Captive Diversified – 1.0%
$550,000	General Electric Capital Corp., MTN, 5.500%, 1/08/2020	$581,910

	Oil Field Services – 0.7%
285,000	Ensco PLC, 3.250%, 3/15/2016	283,952
115,000	Rowan Cos., Inc., 5.000%, 9/01/2017	118,988

		402,940

	Paper – 0.6%
330,000	Georgia-Pacific LLC, 5.400%, 11/01/2020, 144A	325,866

	Pharmaceuticals – 1.0%
275,000	Eli Lilly & Co., 4.200%, 3/06/2014	294,784
270,000	Schering-Plough Corp., 5.300%, 12/01/2013	297,462

		592,246

	Pipelines – 2.1%
290,000	Energy Transfer Partners LP, 6.000%, 7/01/2013	315,055
245,000	NiSource Finance Corp., 6.125%, 3/01/2022	266,593
150,000	Plains All American Pipeline LP / PAA Finance Corp., 5.000%, 2/01/2021	150,446
175,000	Questar Corp., 2.750%, 2/01/2016	172,975
265,000	Spectra Energy Capital LLC, 5.668%, 8/15/2014	290,363

		1,195,432

	Property & Casualty Insurance – 0.3%
155,000	Willis Group Holdings PLC, 4.125%, 3/15/2016	154,202
15,000	Willis North America, Inc., 7.000%, 9/29/2019	16,245

		170,447

	Railroads – 1.7%
350,000	Burlington Northern Santa Fe Corp., 7.000%, 2/01/2014	398,283
245,000	CSX Corp., 3.700%, 10/30/2020	230,983
30,000	CSX Corp., 6.150%, 5/01/2037	31,777
260,000	Union Pacific Corp., 5.750%, 11/15/2017	291,685

		952,728

	Real Estate Operations/Development – 0.1%
36,000	Colonial Realty LP, 4.800%, 4/01/2011	36,000

	Refining – 0.5%
240,000	Valero Energy Corp., 9.375%, 3/15/2019	306,789

See accompanying notes to financial statements.

|  68

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Intermediate Duration Bond Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	REITs – Apartments – 0.5%
$250,000	ERP Operating LP, 6.625%, 3/15/2012	$262,768

	REITs – Shopping Centers – 0.5%
280,000	Federal Realty Investment Trust, 5.400%, 12/01/2013	301,496

	Retailers – 0.2%
130,000	Macy’s Retail Holdings, Inc., 5.350%, 3/15/2012	133,900

	Supermarkets – 0.6%
135,000	Kroger Co. (The), 6.150%, 1/15/2020	152,248
50,000	Kroger Co. (The), 6.200%, 6/15/2012	52,857
35,000	Kroger Co. (The), 6.400%, 8/15/2017	40,270
65,000	Kroger Co. (The), 6.750%, 4/15/2012	68,878

		314,253

	Technology – 3.4%
265,000	Agilent Technologies, Inc., 6.500%, 11/01/2017	295,635
580,000	Cisco Systems, Inc., 2.900%, 11/17/2014	602,104
95,000	Corning, Inc., 4.250%, 8/15/2020	94,127
160,000	Equifax, Inc., 7.000%, 7/01/2037	170,566
230,000	IBM International Group Capital, 5.050%, 10/22/2012	244,690
275,000	Oracle Corp., 4.950%, 4/15/2013	296,248
145,000	Xerox Corp., 4.250%, 2/15/2015	152,634
80,000	Xerox Corp., 6.400%, 3/15/2016	90,677

		1,946,681

	Tobacco – 1.1%
205,000	Altria Group, Inc., 9.700%, 11/10/2018	269,599
335,000	Philip Morris International, Inc., 6.875%, 3/17/2014	384,489

		654,088

	Transportation Services – 0.5%
300,000	ERAC USA Finance LLC, 2.250%, 1/10/2014, 144A	299,279

	Treasuries – 16.5%
595,000	U.S. Treasury Bond, 4.250%, 11/15/2040	569,061
2,415,000	U.S. Treasury Note, 1.125%, 12/15/2012	2,434,057
1,610,000	U.S. Treasury Note, 1.250%, 8/31/2015	1,560,443
1,815,000	U.S. Treasury Note, 1.750%, 4/15/2013	1,849,322
1,775,000	U.S. Treasury Note, 4.250%, 8/15/2014	1,940,991

Principal Amount	Description	Value (†)

	Treasuries – continued
$980,000	U.S. Treasury Note, 4.875%, 7/31/2011	$995,465

		9,349,339

	Wireless – 1.8%
250,000	America Movil SAB de CV, 3.625%, 3/30/2015	257,241
280,000	American Tower Corp., 4.500%, 1/15/2018	274,984
5,000	Nextel Communications, Inc., Series C, 5.950%, 3/15/2014	5,013
170,000	Sprint Nextel Corp., 6.000%, 12/01/2016	170,637
330,000	Vodafone Group PLC, 5.350%, 2/27/2012	343,957

		1,051,832

	Wirelines – 4.0%
515,000	AT&T, Inc., 5.800%, 2/15/2019	572,057
255,000	Embarq Corp., 7.995%, 6/01/2036	287,487
260,000	Qwest Corp., 6.875%, 9/15/2033	260,325
400,000	Telecom Italia Capital SA, 4.950%, 9/30/2014	416,729
275,000	Telefonica Emisiones SAU, 4.949%, 1/15/2015	290,158
435,000	Verizon Communications, Inc., 1.950%, 3/28/2014	435,363

		2,262,119

	Total Bonds and Notes
	(Identified Cost $54,634,821)	56,204,648

Short-Term Investments – 1.2%
667,232	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2011 at 0.000% to be repurchased at $667,232 on 4/1/2011 collateralized by $250,000 Federal Home Loan Mortgage Corp, 3.31% due 11/10/2020 valued 237,813; $440,000 Federal National Mortgage Association, 2.000% due 1/9/2012 valued at $447,700 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $667,232)	667,232

	Total Investments – 100.1%
	(Identified Cost $55,302,053)(a)	56,871,880
	Other Assets Less Liabilities—(0.1)%	(85,081)

	Net Assets – 100.0%	$56,786,799

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):

See accompanying notes to financial statements.

69  |

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Intermediate Duration Bond Fund – continued

At March 31, 2011, the net unrealized appreciation on investments based on a cost of $55,502,932 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,658,637
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(289,689)

	Net unrealized appreciation	$1,368,948

(b)	Variable rate security. Rate as of March 31, 2011 is disclosed.
(c)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2011, the value of Rule 144A holdings amounted to $753,176 or 1.3% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

Industry Summary at March 31, 2011 (Unaudited)

Treasuries	16.5%
Commercial Mortgage-Backed Securities	12.4
Banking	10.4
Mortgage Related	5.8
Wirelines	4.0
Technology	3.4
Collateralized Mortgage Obligations	3.3
Electric	3.0
ABS Car Loan	2.3
Media Cable	2.3
Pipelines	2.1
Other Investments, less than 2% each	33.4
Short-Term Investments	1.2

Total Investments	100.1
Other assets less liabilities	(0.1)

Net Assets	100.0%

See accompanying notes to financial statements.

|  70

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Investment Grade Fixed Income Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 86.6% of Net Assets

Non-Convertible Bonds – 81.5%

	ABS Credit Card – 0.2%
$1,000,000	World Financial Network Credit Card Master Trust, Series 2010-A, Class B, 6.750%, 4/15/2019	$1,083,942

	ABS Other – 1.8%
2,500,000	Community Program Loan Trust, Series 1987-A, Class A5, 4.500%, 4/01/2029	2,364,100
1,158,455	Sierra Receivables Funding Co., Series 2009-3A, Class A1, 7.620%, 7/20/2026, 144A	1,184,973
3,605,875	SVO VOI Mortgage Corp., Series 2009-BA, Class NT, 5.810%, 12/20/2028, 144A	3,722,740
949,645	Trinity Rail Leasing LP, Series 2009-1A, Class A, 6.657%, 11/16/2039, 144A	1,008,649

		8,280,462

	Airlines – 4.6%
323,243	American Airlines Pass Through Trust, Series 2009-1A, 10.375%, 1/02/2021	379,811
338,154	Continental Airlines Pass Through Trust, Series 2000-2, Class A-1, 7.707%, 10/02/2022	366,052
1,056,260	Continental Airlines Pass Through Trust, Series 2007-1, Class A, 5.983%, 10/19/2023	1,082,667
4,696,853	Continental Airlines Pass Through Trust, Series 2009-1, 9.000%, 7/08/2016	5,330,928
1,871,965	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024	1,932,803
5,232,467	Delta Air Lines Pass Through Trust, Series 2009-1, Class A, 7.750%, 6/17/2021	5,729,551
2,198,950	Delta Air Lines Pass Through Trust, Series 2010-1, Class A, 6.200%, 7/02/2018	2,281,411
3,455,000	Qantas Airways Ltd., 6.050%, 4/15/2016, 144A	3,679,644

		20,782,867

	Automotive – 0.9%
1,930,000	Cummins, Inc., 5.650%, 3/01/2098	1,560,816
2,665,000	Ford Motor Co., 6.375%, 2/01/2029	2,517,738

		4,078,554

	Banking – 8.1%
2,670,000	Associates Corp. of North America, 6.950%, 11/01/2018	2,983,939
1,045,000	BAC Capital Trust VI, 5.625%, 3/08/2035	911,920

Principal Amount (‡)	Description	Value (†)

	Banking – continued
$230,000	Bank of America Corp., 5.420%, 3/15/2017	$234,803
2,770,000,000	Barclays Bank PLC, EMTN, 3.680%, 8/20/2015, (KRW)	2,465,443
7,484,000,000	BNP Paribas SA, EMTN, Zero Coupon, 6/13/2011, 144A, (IDR)	848,402
85,000	Citigroup, Inc., 5.850%, 12/11/2034	83,349
185,000	Citigroup, Inc., 5.875%, 2/22/2033	173,922
2,515,000	Citigroup, Inc., 6.125%, 8/25/2036	2,398,291
2,420,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	2,440,882
870,000	Goldman Sachs Group, Inc. (The), GMTN, 5.375%, 3/15/2020	883,341
60,000	JPMorgan Chase & Co., 4.750%, 5/01/2013	63,738
5,000,000,000	JPMorgan Chase & Co., EMTN, 7.070%, 3/22/2014, (IDR)	570,083
2,870,000	Merrill Lynch & Co., Inc., 6.110%, 1/29/2037	2,721,957
235,000	Merrill Lynch & Co., Inc., Series C, MTN, 5.000%, 1/15/2015	248,619
1,700,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034	1,562,963
4,800,000	Morgan Stanley, 5.500%, 7/24/2020	4,796,626
3,400,000	Morgan Stanley, 5.750%, 1/25/2021	3,431,606
260,000	Morgan Stanley, EMTN, 5.450%, 1/09/2017	274,093
2,000,000	Morgan Stanley, GMTN, 7.625%, 3/03/2016, (AUD)	2,083,969
1,400,000	Morgan Stanley, Series F, GMTN, 5.625%, 9/23/2019	1,429,869
695,000	Morgan Stanley, Series F, MTN, 5.950%, 12/28/2017	746,526
420,000	National City Bank of Indiana, 4.250%, 7/01/2018	414,162
300,000	Standard Chartered Bank, 6.400%, 9/26/2017, 144A	324,048
4,500,000	Standard Chartered PLC, 5.500%, 11/18/2014, 144A	4,856,634
135,000	Washington Mutual Finance Corp., 6.875%, 5/15/2011	135,867

		37,085,052

	Brokerage – 2.1%
2,955,000	Cantor Fitzgerald LP, 6.375%, 6/26/2015, 144A	2,974,385
2,645,000	Cantor Fitzgerald LP, 7.875%, 10/15/2019, 144A(b)	2,748,327
755,000	Jefferies Group, Inc., 6.250%, 1/15/2036	697,861
2,835,000	Jefferies Group, Inc., 8.500%, 7/15/2019	3,344,447

		9,765,020

See accompanying notes to financial statements.

71  |

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Investment Grade Fixed Income Fund  – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Building Materials – 1.7%
$1,175,000	Masco Corp., 4.800%, 6/15/2015	$1,167,603
730,000	Masco Corp., 5.850%, 3/15/2017	715,756
1,695,000	Masco Corp., 6.125%, 10/03/2016	1,738,507
200,000	Masco Corp., 6.500%, 8/15/2032	180,457
375,000	Masco Corp., 7.750%, 8/01/2029	381,444
1,235,000	Owens Corning, Inc., 6.500%, 12/01/2016	1,344,669
2,255,000	Owens Corning, Inc., 7.000%, 12/01/2036	2,262,742

		7,791,178

	Chemicals – 1.4%
4,450,000	Chevron Phillips Chemical Co. LLC, 8.250%, 6/15/2019, 144A	5,312,904
980,000	Methanex Corp., Senior Note, 6.000%, 8/15/2015	982,107

		6,295,011

	Collateralized Mortgage Obligations – 0.3%
675,000	Federal Home Loan Mortgage Corp., Series 2912, Class EH, 5.500%, 1/15/2035	734,755
283,726	Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 5A, 5.515%, 7/25/2035(c)	262,414
195,396	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16, Class 3A2, 2.787%, 10/25/2035(c)	185,870

		1,183,039

	Commercial Mortgage-Backed Securities – 6.3%
160,000	Banc of America Commercial Mortgage, Inc., Series 2005-6, Class A4, 5.368%, 9/10/2047(c)	172,566
600,000	Bear Stearns Commercial Mortgage Securities, Series 2006-PW13, Class A4, 5.540%, 9/11/2041	643,545
360,000	Bear Stearns Commercial Mortgage Securities, Series 2006-T24, Class A4, 5.537%, 10/12/2041	386,600
600,000	Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4, 5.331%, 2/11/2044	628,553
407,000	Bear Stearns Commercial Mortgage Securities, Series 2007-PW16, Class A4, 5.906%, 6/11/2040(c)	438,867
58,416	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD2, Class A2, 5.408%, 1/15/2046	58,386

Principal Amount (‡)	Description	Value (†)

	Commercial Mortgage-Backed Securities –continued
$1,055,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.322%, 12/11/2049	$1,108,890
480,000	Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class A4, 5.951%, 6/10/2046(c)	524,046
3,525,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C3, Class A4, 5.905%, 6/15/2039(c)	3,732,793
2,030,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A4, 5.995%, 9/15/2039(c)	2,156,096
685,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040	711,820
3,125,000	Crown Castle Towers LLC, 6.113%, 1/15/2040, 144A	3,387,041
1,500,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	1,586,556
805,000	GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A, 4.751%, 7/10/2039	847,002
350,000	GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4, 5.560%, 11/10/2039	376,440
1,180,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP6, Class A4, 5.475%, 4/15/2043	1,271,258
1,100,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A4, 6.061%, 4/15/2045(c)	1,208,710
4,055,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A4, 6.005%, 6/15/2049(c)	4,342,969
1,405,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	1,481,767
480,000	LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A5, 4.739%, 7/15/2030	508,647
380,000	LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class A4, 6.078%, 6/15/2038(c)	417,907
390,000	LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A4, 5.372%, 9/15/2039	416,262
235,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4, 6.097%, 6/12/2046(c)	257,286

See accompanying notes to financial statements.

|  72

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Investment Grade Fixed Income Fund  – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Commercial Mortgage-Backed Securities – continued
$350,000	Morgan Stanley Capital I, Series 2005-HQ6, Class A4A, 4.989%, 8/13/2042	$373,186
425,000	Morgan Stanley Capital I, Series 2005-T19, Class A4A, 4.890%, 6/12/2047	452,266
250,000	Morgan Stanley Capital I, Series 2007-IQ14, Class A4, 5.692%, 4/15/2049	263,397
800,000	Morgan Stanley Capital I, Series 2008-T29, Class A4, 6.458%, 1/11/2043(c)	896,163
200,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4, 5.308%, 11/15/2048	214,256

		28,863,275

	Consumer Products – 0.3%
605,000	Hasbro, Inc., 6.600%, 7/15/2028	631,020
780,000	Snap-on, Inc., 6.700%, 3/01/2019	881,619

		1,512,639

	Distributors – 1.3%
3,000,000	EQT Corp., 8.125%, 6/01/2019	3,576,042
2,150,000	Equitable Resources, Inc., 6.500%, 4/01/2018	2,337,719

		5,913,761

	Diversified Manufacturing – 0.4%
700,000	Textron, Inc., 3.875%, 3/11/2013, (EUR)	986,567
540,000	Textron, Inc., EMTN, 6.625%, 4/07/2020, (GBP)	856,520

		1,843,087

	Electric – 1.8%
2,800,000	AmerenEnergy Generating Co., Series H, 7.000%, 4/15/2018	2,837,954
1,520,715	Bruce Mansfield Unit, 6.850%, 6/01/2034(b)	1,595,763
1,185,000	Cleveland Electric Illuminating Co. (The), 5.700%, 4/01/2017	1,260,135
555,000	Commonwealth Edison Co., 4.700%, 4/15/2015	595,314
21,000	Commonwealth Edison Co., 4.750%, 12/01/2011(b)	20,977
900,000	EDP Finance BV, 4.900%, 10/01/2019, 144A	785,579
1,000,000	Endesa SA/Cayman Islands, 7.875%, 2/01/2027	1,116,746

		8,212,468

Principal Amount (‡)	Description	Value (†)

	Financial Other – 0.7%
$2,500,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A	$3,140,287

	Food & Beverage – 0.1%
500,000	Corn Products International, Inc., 6.625%, 4/15/2037	522,619

	Government Guaranteed – 0.5%
2,500,000	Instituto de Credito Oficial, MTN, 6.125%, 2/27/2014, (AUD)	2,460,620

	Government Owned – No Guarantee – 2.0%
2,565,000	Abu Dhabi National Energy Co., 7.250%, 8/01/2018, 144A	2,824,706
4,500,000	DP World Ltd., 6.850%, 7/02/2037, 144A	4,140,000
9,000,000,000	Export-Import Bank of Korea, 6.600%, 11/04/2013, 144A, (IDR)	998,656
10,400,000,000	Export-Import Bank of Korea, 8.300%, 3/15/2014, 144A, (IDR)	1,206,914

		9,170,276

	Health Insurance – 0.0%
20,000	CIGNA Corp., 7.875%, 5/15/2027	23,401

	Healthcare – 0.5%
855,000	Boston Scientific Corp., 6.000%, 1/15/2020	895,884
95,000	HCA, Inc., 6.375%, 1/15/2015	96,900
55,000	HCA, Inc., 6.500%, 2/15/2016	55,963
100,000	HCA, Inc., 7.050%, 12/01/2027	89,000
190,000	HCA, Inc., 7.190%, 11/15/2015	190,950
75,000	HCA, Inc., 7.500%, 12/15/2023	70,875
175,000	HCA, Inc., 7.690%, 6/15/2025	166,687
305,000	HCA, Inc., 8.360%, 4/15/2024	305,000
10,000	HCA, Inc., MTN, 7.580%, 9/15/2025	9,425
305,000	HCA, Inc., MTN, 7.750%, 7/15/2036	285,175

		2,165,859

	Home Construction – 1.3%
1,116,000	Pulte Group, Inc., 5.200%, 2/15/2015	1,107,630
3,340,000	Pulte Group, Inc., 6.000%, 2/15/2035	2,613,550
1,455,000	Pulte Group, Inc., 6.375%, 5/15/2033	1,182,188
835,000	Toll Brothers Finance Corp., 5.150%, 5/15/2015	852,296

		5,755,664

	Hybrid ARMs – 0.1%
157,699	FNMA, 5.710%, 9/01/2036(c)	166,766

See accompanying notes to financial statements.

73  |

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Investment Grade Fixed Income Fund  – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Hybrid ARMs – continued
$88,228	FNMA, 5.983%, 2/01/2037(c)	$93,834

		260,600

	Independent Energy – 0.6%
1,195,000	Anadarko Petroleum Corp., 6.375%, 9/15/2017	1,315,330
1,320,000	Anadarko Petroleum Corp., 6.450%, 9/15/2036	1,318,296

		2,633,626

	Industrial Other – 0.3%
1,150,000	Worthington Industries, Inc., 6.500%, 4/15/2020	1,230,103

	Life Insurance – 1.1%
390,000	American International Group, Inc., Series G, MTN, 5.850%, 1/16/2018	406,238
110,000	American International Group, Inc., Series MP, GMTN, 5.450%, 5/18/2017	112,919
355,000	ASIF III Jersey Ltd., Series 2003-G, EMTN, 4.750%, 9/11/2013, (EUR)	513,507
1,095,000	MetLife, Inc., 6.400%, 12/15/2066	1,054,595
2,885,000	Penn Mutual Life Insurance Co. (The), 7.625%, 6/15/2040, 144A	3,118,982

		5,206,241

	Local Authorities – 3.3%
4,635,000	Manitoba (Province of), GMTN, 6.375%, 9/01/2015, (NZD)	3,744,101
2,625,000	New South Wales Treasury Corp., 6.000%, 5/01/2012, (AUD)	2,744,954
685,000	New South Wales Treasury Corp., Series 12RG, 6.000%, 5/01/2012, (AUD)	716,197
4,000,000	New South Wales Treasury Corp., Series 17RG, 5.500%, 3/01/2017, (AUD)	4,116,534
302,908	Province of Alberta, 5.930%, 9/16/2016, (CAD)	346,943
1,185,000	Province of Quebec, Canada, Series QC, 6.750%, 11/09/2015, (NZD)	968,975
970,000	Queensland Treasury Corp., 7.125%, 9/18/2017, 144A, (NZD)	802,016
1,735,000	Queensland Treasury Corp., Series 11G, 6.000%, 6/14/2011, (AUD)	1,798,455

		15,238,175

	Lodging – 0.8%
1,480,000	Wyndham Worldwide Corp., 6.000%, 12/01/2016	1,568,267
1,660,000	Wyndham Worldwide Corp., 7.375%, 3/01/2020	1,831,229

		3,399,496

Principal Amount (‡)	Description	Value (†)

	Media Non-Cable – 0.1%
$240,000	News America, Inc., 8.150%, 10/17/2036	$290,930

	Mortgage Related – 0.0%
26,174	Federal National Mortgage Association, 7.000%, 4/25/2020	28,599
3,964	FHLMC, 10.000%, with various maturities in 2018(d)	4,484
14,647	FNMA, 6.000%, 12/01/2018	16,011
48,400	GNMA, 10.000%, with various maturities in 2018(d)	55,028

		104,122

	Non-Captive Consumer – 2.2%
470,000	SLM Corp., MTN, 5.050%, 11/14/2014	474,431
240,000	SLM Corp., Series A, MTN, 5.000%, 4/15/2015	241,639
995,000	SLM Corp., Series A, MTN, 5.375%, 1/15/2013	1,034,951
1,295,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	1,107,158
2,385,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	2,671,200
45,000	Springleaf Finance Corp., Series H, MTN, 5.375%, 10/01/2012	44,269
1,300,000	Springleaf Finance Corp., Series J, MTN, 6.500%, 9/15/2017	1,157,000
3,615,000	Springleaf Finance Corp., Series J, MTN, 6.900%, 12/15/2017	3,303,206

		10,033,854

	Non-Captive Diversified – 4.1%
97,000	Ally Financial, Inc., 8.000%, 12/31/2018	104,154
4,165,000	Aviation Capital Group Corp., 6.750%, 4/06/2021, 144A	4,175,413
59,287	CIT Group, Inc., 7.000%, 5/01/2013	60,398
169,485	CIT Group, Inc., 7.000%, 5/01/2014	172,663
169,485	CIT Group, Inc., 7.000%, 5/01/2015	170,968
282,478	CIT Group, Inc., 7.000%, 5/01/2016	282,831
395,473	CIT Group, Inc., 7.000%, 5/01/2017	395,967
670,000	General Electric Capital Australia Funding Pty Ltd., EMTN, 8.000%, 2/13/2012, (AUD)	706,997
65,000	General Electric Capital Corp., 5.625%, 5/01/2018	70,273

See accompanying notes to financial statements.

|  74

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Investment Grade Fixed Income Fund  – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Non-Captive Diversified – continued
$300,000	General Electric Capital Corp., MTN, 5.875%, 1/14/2038	$296,182
470,000	General Electric Capital Corp., Series A, EMTN, 6.750%, 9/26/2016, (NZD)	372,709
2,205,000	General Electric Capital Corp., Series A, GMTN, 7.625%, 12/10/2014, (NZD)	1,816,889
655,000	General Electric Capital Corp., Series A, MTN, 0.603%, 5/13/2024(c)	573,435
5,650,000	General Electric Capital Corp., Series A, MTN, 6.500%, 9/28/2015, (NZD)	4,487,108
4,355,000	International Lease Finance Corp., 6.375%, 3/25/2013	4,507,425
25,000	International Lease Finance Corp., 8.875%, 9/15/2015, 144A	27,500
315,000	International Lease Finance Corp., Series R, MTN, 5.650%, 6/01/2014	316,575

		18,537,487

	Oil Field Services – 0.4%
1,090,000	Rowan Cos., Inc., 7.875%, 8/01/2019	1,292,932
235,000	Weatherford International Ltd., 6.500%, 8/01/2036	234,972
105,000	Weatherford International Ltd., 6.800%, 6/15/2037	109,196

		1,637,100

	Paper – 0.4%
1,500,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	1,567,500
200,000	Westvaco Corp., 8.200%, 1/15/2030	213,445

		1,780,945

	Pharmaceuticals – 0.0%
170,000	Elan Finance PLC/Elan Finance Corp., 8.875%, 12/01/2013	175,738

	Pipelines – 1.2%
635,000	DCP Midstream LP, 6.450%, 11/03/2036, 144A	645,522
350,000	El Paso Corp., 6.950%, 6/01/2028	354,587
200,000	Florida Gas Transmission Co., 7.900%, 5/15/2019, 144A	241,236
965,000	NGPL PipeCo LLC, 7.119%, 12/15/2017, 144A	1,078,226
2,000,000	NiSource Finance Corp., 6.125%, 3/01/2022	2,176,270
810,000	Southern Natural Gas Co., 5.900%, 4/01/2017, 144A	901,215

		5,397,056

Principal Amount (‡)	Description	Value (†)

	Property & Casualty Insurance – 2.0%
$1,695,000	Hanover Insurance Group, Inc. (The), 7.500%, 3/01/2020	$1,801,736
2,465,000	Marsh & McLennan Cos., Inc., 5.875%, 8/01/2033	2,320,438
60,000	MBIA Insurance Corp., (fixed rate to 1/15/2013, variable rate thereafter), 14.000%, 1/15/2033, 144A	33,000
150,000	Progressive Corp., 7.000%, 10/01/2013	166,414
220,000	White Mountains Re Group Ltd., 6.375%, 3/20/2017, 144A	225,134
805,000	Willis North America, Inc., 7.000%, 9/29/2019	871,790
2,015,000	XL Group PLC, 6.250%, 5/15/2027	2,000,701
1,595,000	XL Group PLC, 6.375%, 11/15/2024	1,659,020

		9,078,233

	Railroads – 0.0%
190,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045(b)	129,675

	Real Estate Operations/Development – 0.1%
531,000	Colonial Realty LP, 4.800%, 4/01/2011	531,000

	REITs – Apartments – 0.1%
30,000	ERP Operating LP, 5.125%, 3/15/2016	32,216
180,000	ERP Operating LP, 5.750%, 6/15/2017	198,178

		230,394

	REITs – Office Property – 0.3%
80,000	Highwoods Properties, Inc., 5.850%, 3/15/2017	85,141
1,075,000	Highwoods Properties, Inc., 7.500%, 4/15/2018	1,228,769

		1,313,910

	REITs – Shopping Centers – 0.6%
1,000,000	Equity One, Inc., 6.000%, 9/15/2017	1,028,636
1,350,000	Federal Realty Investment Trust, 5.650%, 6/01/2016	1,469,560

		2,498,196

	REITs – Single Tenant – 0.1%
95,000	Realty Income Corp., 5.750%, 1/15/2021	100,001
405,000	Realty Income Corp., 6.750%, 8/15/2019	462,128

		562,129

	REITs – Warehouse/Industrials – 0.3%
55,000	ProLogis, 5.625%, 11/15/2015	58,370
240,000	ProLogis, 5.625%, 11/15/2016	251,400

See accompanying notes to financial statements.

75  |

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Investment Grade Fixed Income Fund  – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	REITs – Warehouse/Industrials – continued
$265,000	ProLogis, 5.750%, 4/01/2016	$284,637
785,000	ProLogis, 7.375%, 10/30/2019	889,049

		1,483,456

	Restaurants – 0.1%
610,000	Darden Restaurants, Inc., 6.000%, 8/15/2035	590,252

	Retailers – 0.6%
118,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	106,347
2,803,000	Macy’s Retail Holdings, Inc., 6.375%, 3/15/2037	2,803,000

		2,909,347

	Sovereigns – 2.2%
262,000(††)	Mexican Fixed Rate Bonds, Series M-10, 7.250%, 12/15/2016, (MXN)	2,227,169
140,000(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	1,194,793
227,000(††)	Mexican Fixed Rate Bonds, Series MI-10, 9.000%, 12/20/2012, (MXN)	2,017,807
3,100,000	Republic of Croatia, 6.750%, 11/05/2019, 144A	3,247,250
38,315,000	Republic of Iceland, 4.250%, 8/24/2012, (ISK)	200,981
101,800,000	Republic of Iceland, 7.250%, 5/17/2013, (ISK)	571,240
69,235,000	Republic of Iceland, 8.000%, 7/22/2011, (ISK)	363,032

		9,822,272

	Supranational – 2.3%
4,000,000	European Bank for Reconstruction & Development, GMTN, 9.250%, 9/10/2012, (BRL)	2,448,976
45,300,000,000	Inter-American Development Bank, EMTN, Zero Coupon, 9/23/2013, (IDR)	4,296,672
4,375,000	Inter-American Development Bank, EMTN, 6.000%, 12/15/2017, (NZD)	3,491,735

		10,237,383

	Technology – 2.3%
210,000	Corning, Inc., 6.850%, 3/01/2029	236,358
810,000	Corning, Inc., 7.000%, 5/15/2024	927,294
3,565,000	Corning, Inc., 7.250%, 8/15/2036	4,070,064
3,550,000	Ingram Micro, Inc., 5.250%, 9/01/2017	3,609,111
470,000	Motorola Solutions, Inc., 6.500%, 9/01/2025	494,556

Principal Amount (‡)	Description	Value (†)

	Technology – continued
$235,000	Motorola Solutions, Inc., 6.500%, 11/15/2028	$241,504
290,000	Motorola Solutions, Inc., 6.625%, 11/15/2037	311,171
425,000	Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	499,094

		10,389,152

	Tobacco – 0.2%
735,000	Reynolds American, Inc., 6.750%, 6/15/2017	840,511
195,000	Reynolds American, Inc., 7.250%, 6/15/2037	206,381

		1,046,892

	Transportation Services – 0.8%
100,000	APL Ltd., 8.000%, 1/15/2024(b)	68,500
2,503,815	Atlas Air Pass Through Trust, Series 1998-1, Class B, 7.680%, 7/02/2015	2,478,776
945,000	Erac USA Finance Co., 6.700%, 6/01/2034, 144A	976,172

		3,523,448

	Treasuries – 15.0%
135,000	Canadian Government, 1.250%, 12/01/2011, (CAD)	139,322
31,580,000	Canadian Government, 3.750%, 6/01/2019, (CAD)	33,783,597
1,000,000	Canadian Government, 4.000%, 6/01/2016, (CAD)	1,093,770
7,935,000	Canadian Government, 5.250%, 6/01/2012, (CAD)	8,538,862
155,991	Hellenic Republic Government Bond, 2.300%, 7/25/2030, (EUR)	110,730
50,000	Hellenic Republic Government Bond, 4.600%, 7/20/2018, (EUR)	43,657
1,000,000	Hellenic Republic Government Bond, 4.700%, 3/20/2024, (EUR)	840,541
1,775,000	Ireland Government Bond, 4.500%, 10/18/2018, (EUR)	1,776,215
800,000	Ireland Government Bond, 4.500%, 4/18/2020, (EUR)	768,122
100,000	Ireland Government Bond, 5.000%, 10/18/2020, (EUR)	97,703
1,425,000	Ireland Government Bond, 5.400%, 3/13/2025, (EUR)	1,344,932
5,460,000	New Zealand Government Bond, 6.500%, 4/15/2013, (NZD)	4,413,314
23,620,000	Norwegian Government, 4.250%, 5/19/2017, (NOK)	4,443,328
54,560,000	Norwegian Government, 6.500%, 5/15/2013, (NOK)	10,597,155
400,000	Portugal Obrigacoes do Tesouro OT, 3.850%, 4/15/2021, (EUR)	397,836
100,000	Portugal Obrigacoes do Tesouro OT, 4.800%, 6/15/2020, (EUR)	109,970

		68,499,054

See accompanying notes to financial statements.

|  76

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Investment Grade Fixed Income Fund  – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Wireless – 0.3%
$510,000	Nextel Communications, Inc., Series C, 5.950%, 3/15/2014	$511,275
70,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	70,262
35,000	Nextel Communications, Inc., Series E, 6.875%, 10/31/2013	35,263
234,000	Sprint Capital Corp., 6.875%, 11/15/2028	215,865
120,000	Sprint Capital Corp., 6.900%, 5/01/2019	123,900
366,000	Sprint Nextel Corp., 6.000%, 12/01/2016	367,372

		1,323,937

	Wirelines – 3.3%
1,310,000	AT&T Corp., 6.500%, 3/15/2029	1,386,064
2,000,000	BellSouth Telecommunications, Inc., 5.850%, 11/15/2045	1,792,118
2,165,000	CenturyLink, Inc., Series P, 7.600%, 9/15/2039	2,319,163
500,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	510,000
2,875,000	Qwest Corp., 6.875%, 9/15/2033	2,878,594
195,000	Qwest Corp., 7.500%, 6/15/2023	195,487
1,880,000	Telecom Italia Capital SA, 6.000%, 9/30/2034	1,701,129
290,000	Verizon Maryland, Inc., Series B, 5.125%, 6/15/2033	261,765
2,170,000	Verizon New England, Inc., 7.875%, 11/15/2029	2,510,367
915,000	Verizon New York, Inc., Series B, 7.375%, 4/01/2032	1,026,581
695,000	Verizon Pennsylvania, Inc., 6.000%, 12/01/2028	647,170

		15,228,438

	Total Non-Convertible Bonds
	(Identified Cost $322,378,527)	371,251,722

Convertible Bonds – 4.2%

	Automotive – 0.4%
1,035,000	Ford Motor Co., 4.250%, 11/15/2016	1,875,938

	Life Insurance – 1.8%
7,950,000	Old Republic International Corp., 3.750%, 3/15/2018	7,979,812

	REITs – Apartments – 0.0%
180,000	ERP Operating LP, 3.850%, 8/15/2026	184,284

Principal Amount (‡)	Description	Value (†)

	Technology – 2.0%
$3,505,000	Intel Corp., 2.950%, 12/15/2035	$3,605,769
4,700,000	Intel Corp., 3.250%, 8/01/2039	5,528,375

		9,134,144

	Total Convertible Bonds
	(Identified Cost $17,282,177)	19,174,178

Municipals – 0.9%

	Illinois – 0.2%
1,105,000	State of Illinois, 5.100%, 6/01/2033	896,011

	Michigan – 0.2%
1,055,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034(b)	748,322

	Ohio – 0.1%
750,000	Buckeye Tobacco Settlement Financing Authority, Series A-2, 5.875%, 6/01/2047(b)	497,498

	Virginia – 0.4%
2,815,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046(b)	1,770,494

	Total Municipals
	(Identified Cost $5,421,393)	3,912,325

	Total Bonds and Notes
	(Identified Cost $345,082,097)	394,338,225

Shares

Preferred Stocks – 1.6%

Non-Convertible Preferred Stocks – 0.8%

	Banking – 0.0%
161	Ally Financial, Inc., Series G, 7.000%, 144A	149,811

	Electric Utilities – 0.1%
263	Connecticut Light & Power Co., 2.200%	9,912
150	MDU Resources Group, Inc., 5.100%	15,084
3,160	Union Electric Co., 4.500%	240,160

		265,156

	Multi Utilities – 0.0%
100	San Diego Gas & Electric Co., 4.500%	1,675

See accompanying notes to financial statements.

77  |

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Investment Grade Fixed Income Fund  – continued

Shares	Description	Value (†)

Preferred Stocks – continued

	Software – 0.7%
3,000	Falcons Funding Trust I, (Step to 10.875% on 3/15/2015, variable rate after 3/15/2020), 8.875%, 144A(f)	$3,240,937

	Total Non-Convertible Preferred Stocks
	(Identified Cost $3,228,421)	3,657,579

Convertible Preferred Stocks – 0.8%

	Capital Markets – 0.3%
33,050	Newell Financial Trust I, 5.250%	1,582,269

	Diversified Financial Services – 0.5%
940	Bank of America Corp., Series L, 7.250%	950,331
25,000	Sovereign Capital Trust IV, 4.375%	1,112,500

		2,062,831

	Total Convertible Preferred Stocks
	(Identified Cost $2,578,145)	3,645,100

	Total Preferred Stocks
	(Identified Cost $5,806,566)	7,302,679

Common Stocks – 0.2%

	Biotechnology – 0.2%
13,708	Vertex Pharmaceuticals, Inc.(e) (Identified Cost $302,522)	657,024

Principal Amount (‡)

Short-Term Investments – 11.2%
$51,164,471	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2011 at 0.000% to be repurchased at $51,164,471 on 4/01/2011 collateralized by $54,865,000 Federal National Mortgage Association, 3.420% due 11/24/2020 valued at $52,190,331 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $51,164,471)	51,164,471

	Total Investments – 99.6%
	(Identified Cost $402,355,656)(a)	453,462,399
	Other Assets Less Liabilities—0.4%	1,981,408

	Net Assets – 100.0%	$455,443,807

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.

(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):
At March 31, 2011, the net unrealized appreciation on investments based on a cost of $404,120,897 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$52,750,731
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(3,409,229)

	Net unrealized appreciation	$49,341,502

(b)	Illiquid security. At March 31, 2011, the value of these securities amounted to $7,579,556 or 1.7% of net assets.
(c)	Variable rate security. Rate as of March 31, 2011 is disclosed.
(d)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(e)	Non-income producing security.
(f)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2011, the value of Rule 144A holdings amounted to $62,505,397 or 13.7% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
EMTN	Euro Medium Term Note
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ISK	Icelandic Krona
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar

See accompanying notes to financial statements.

|  78

Portfolio of Investments – as of March 31, 2011 (Unaudited)

Loomis Sayles Investment Grade Fixed Income Fund  – continued

Industry Summary at March 31, 2011 (Unaudited)

Treasuries	15.0%
Banking	8.1
Commercial Mortgage-Backed Securities	6.3
Airlines	4.6
Technology	4.3
Non-Captive Diversified	4.1
Local Authorities	3.3
Wirelines	3.3
Life Insurance	2.9
Supranational	2.3
Non-Captive Consumer	2.2
Sovereigns	2.2
Brokerage	2.1
Government Owned – No Guarantee	2.0
Property & Casualty Insurance	2.0
Other Investments, less than 2% each	23.7
Short-Term Investments	11.2

Total Investments	99.6
Other assets less liabilities	0.4

Net Assets	100.0%

Currency Exposure at March 31, 2011 (Unaudited)

U.S. Dollar	73.0%
Canadian Dollar	9.6
New Zealand Dollar	4.5
Norwegian Krone	3.3
Australian Dollar	3.2
Other, less than 2% each	6.0

Total Investments	99.6
Other assets less liabilities	0.4

Net Assets	100.0%

See accompanying notes to financial statements.

79  |

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|  80

Statements of Assets and Liabilities

March 31, 2011 (Unaudited)

	Bond Fund	Fixed Income Fund	Global Bond Fund
ASSETS
Investments at cost	$16,603,056,966	$700,471,434	$2,085,012,192
Repurchase agreement(s) at cost	1,242,914,288	56,191,130	82,626,362
Net unrealized appreciation	1,945,318,611	93,087,807	117,290,111

Investments at value	19,791,289,865	849,750,371	2,284,928,665
Cash	7,638,633	292,982	—
Foreign currency at value (identified cost $22,059,192, $795,753 and $40,630,041)	21,647,173	755,805	41,544,482
Receivable for Fund shares sold	46,880,807	600,000	4,338,569
Receivable for securities sold	8,759,417	337,807	—
Collateral received for open forward foreign currency contracts (Note 2)	—	—	939,998
Dividends and interest receivable	282,475,218	10,801,661	25,866,369
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	—	4,130,446
Tax reclaims receivable	1,525,689	63,787	202,626

TOTAL ASSETS	20,160,216,802	862,602,413	2,361,951,155

LIABILITIES
Payable for securities purchased	105,407,189	1,884,668	60,554,235
Payable for Fund shares redeemed	17,647,886	45,394	1,942,481
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	—	2,407,419
Foreign taxes payable (Note 2)	352,526	15,970	—
Due to brokers (Note 2)	—	—	939,998
Management fees payable (Note 6)	8,668,680	362,678	1,037,736
Deferred Trustees’ fees (Note 6)	802,472	102,450	175,847
Administrative fees payable (Note 6)	796,490	34,175	90,263
Other accounts payable and accrued expenses	1,472,083	39,360	159,745

TOTAL LIABILITIES	135,147,326	2,484,695	67,307,724

NET ASSETS	$20,025,069,476	$860,117,718	$2,294,643,431

NET ASSETS CONSIST OF:
Paid-in capital	$18,872,463,351	$758,395,589	$2,239,714,315
Undistributed net investment income (Distributions in excess of net investment income)	(61,343,180)	8,832,700	(18,715,351)
Accumulated net realized gain (loss) on investments, futures contracts, swap agreements and foreign currency transactions	(733,532,950)	(228,175)	(46,781,906)
Net unrealized appreciation on investments, futures contracts and foreign currency translations	1,947,482,255	93,117,604	120,426,373

NET ASSETS	$20,025,069,476	$860,117,718	$2,294,643,431

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$11,438,988,894	$860,117,718	$1,326,479,414

Shares of beneficial interest	785,077,965	61,281,832	78,947,652

Net asset value, offering and redemption price per share	$14.57	$14.04	$16.80

Retail Class:
Net assets	$8,318,500,269	$—	$968,164,017

Shares of beneficial interest	573,041,322	—	58,145,833

Net asset value, offering and redemption price per share	$14.52	$—	$16.65

Admin Class:
Net assets	$267,580,313	$—	$—

Shares of beneficial interest	18,478,847	—	—

Net asset value, offering and redemption price per share	$14.48	$—	$—

See accompanying notes to financial statements.

81  |

	Inflation Protected Securities Fund	Institutional High Income Fund	Intermediate Duration Bond Fund	Investment Grade Fixed Income Fund
ASSETS
Investments at cost	$14,968,594	$341,546,586	$54,634,821	$351,191,185
Repurchase agreement(s) at cost	250,190	9,453,903	667,232	51,164,471
Net unrealized appreciation	779,169	72,071,326	1,569,827	51,106,743

Investments at value	15,997,953	423,071,815	56,871,880	453,462,399
Cash	—	149,108	—	27,274
Foreign currency at value (identified cost $0, $112,049, $0 and $551,245)	—	105,478	—	557,766
Receivable for Fund shares sold	1,320,171	841,264	194,916	—
Receivable from investment adviser (Note 6)	10,200	—	1,113	—
Receivable for securities sold	—	134,166	417,297	—
Dividends and interest receivable	102,321	5,708,924	460,231	5,988,134
Tax reclaims receivable	—	19,913	1,951	122,348

TOTAL ASSETS	17,430,645	430,030,668	57,947,388	460,157,921

LIABILITIES
Payable for securities purchased	—	326,238	437,873	4,430,108
Payable for Fund shares redeemed	2,832	—	635,882	—
Foreign taxes payable (Note 2)	—	3,625	—	7,519
Management fees payable (Note 6)	—	218,299	—	147,358
Deferred Trustees’ fees (Note 6)	59,656	69,224	62,652	76,672
Administrative fees payable (Note 6)	591	17,137	2,337	17,379
Other accounts payable and accrued expenses	19,249	37,451	21,845	35,078

TOTAL LIABILITIES	82,328	671,974	1,160,589	4,714,114

NET ASSETS	$17,348,317	$429,358,694	$56,786,799	$455,443,807

NET ASSETS CONSIST OF:
Paid-in capital	$17,274,166	$347,239,978	$56,238,023	$398,953,019
Undistributed net investment income (Distributions in excess of net investment income)	(103,175)	4,423,240	(201,429)	(1,157,666)
Accumulated net realized gain (loss) on investments, futures contracts, swap agreements and foreign currency transactions	(601,897)	5,625,994	(819,622)	6,456,129
Net unrealized appreciation on investments, futures contracts and foreign currency translations	779,223	72,069,482	1,569,827	51,192,325

NET ASSETS	$17,348,317	$429,358,694	$56,786,799	$455,443,807

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$16,894,760	$429,358,694	$55,406,078	$455,443,807

Shares of beneficial interest	1,528,339	54,564,722	5,350,895	35,619,108

Net asset value, offering and redemption price per share	$11.05	$7.87	$10.35	$12.79

Retail Class:
Net assets	$453,557	$—	$1,380,721	$—

Shares of beneficial interest	41,082	—	133,193	—

Net asset value, offering and redemption price per share	$11.04	$—	$10.37	$—

See accompanying notes to financial statements.

|  82

Statements of Operations

For the Six Months Ended March 31, 2011 (Unaudited)

	Bond Fund	Fixed Income Fund	Global Bond Fund
INVESTMENT INCOME
Interest	$539,645,682	$23,073,332	$44,018,789
Dividends	28,793,675	1,127,673	—
Less net foreign taxes withheld	(1,317,368)	(49,710)	(158,854)

	567,121,989	24,151,295	43,859,935

Expenses
Management fees (Note 6)	50,428,026	2,065,773	6,140,270
Service and distribution fees (Note 6)	10,879,239	—	1,223,515
Administrative fees (Note 6)	4,594,562	193,034	529,760
Trustees’ fees and expenses (Note 6)	219,043	21,834	38,535
Transfer agent fees and expenses (Notes 6 and 7)	6,549,068	1,577	771,073
Audit and tax services fees	32,777	22,855	27,205
Custodian fees and expenses	567,509	35,814	109,951
Legal fees	232,554	9,773	26,776
Registration fees	225,857	17,946	76,888
Shareholder reporting expenses	748,041	1,267	91,146
Miscellaneous expenses	285,902	14,375	35,577

Total expenses	74,762,578	2,384,248	9,070,696
Fee/expense recovery (Note 6)	6,942	—	—

Net expenses	74,769,520	2,384,248	9,070,696

Net investment income	492,352,469	21,767,047	34,789,239

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investments	255,924,412	11,554,766	34,118,503
Futures contracts	—	—	4,296,316
Foreign currency transactions	5,232,177	200,609	4,946,543
Net change in unrealized appreciation (depreciation) on:
Investments	313,067,057	11,754,469	(49,057,035)
Futures contracts	—	—	555,658
Foreign currency translations	122,187	8,671	(293,629)

Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	574,345,833	23,518,515	(5,433,644)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,066,698,302	$45,285,562	$29,355,595

See accompanying notes to financial statements.

83  |

	Inflation Protected Securities Fund	Institutional High Income Fund	Intermediate Duration Bond Fund	Investment Grade Fixed Income Fund
INVESTMENT INCOME
Interest	$230,733	$14,114,047	$865,679	$11,818,500
Dividends	—	576,138	—	410,426
Less net foreign taxes withheld	—	(45,935)	(157)	(602)

	230,733	14,644,250	865,522	12,228,324

Expenses
Management fees (Note 6)	17,343	1,230,100	64,962	864,970
Service and distribution fees (Note 6)	244	—	1,483	—
Administrative fees (Note 6)	3,241	95,786	12,139	101,040
Trustees’ fees and expenses (Note 6)	18,032	16,391	18,789	17,580
Transfer agent fees and expenses (Notes 6 and 7)	3,890	4,479	1,062	965
Audit and tax services fees	20,446	21,866	20,349	21,244
Custodian fees and expenses	8,320	23,596	10,523	23,187
Legal fees	170	4,673	507	5,420
Registration fees	19,502	18,358	17,657	14,714
Shareholder reporting expenses	1,393	1,900	2,125	1,077
Miscellaneous expenses	3,068	8,309	3,389	9,606

Total expenses	95,649	1,425,458	152,985	1,059,803
Less waiver and/or expense reimbursement (Note 6)	(67,657)	—	(47,562)	—

Net expenses	27,992	1,425,458	105,423	1,059,803

Net investment income	202,741	13,218,792	760,099	11,168,521

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	38,095	7,063,709	57,819	11,906,310
Futures contracts	—	—	(11,130)	—
Foreign currency transactions	225	47,382	—	118,202
Net change in unrealized appreciation (depreciation) on:
Investments	(59,884)	17,294,686	(957,143)	(8,915,753)
Foreign currency translations	9	(7,165)	—	41,373

Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	(21,555)	24,398,612	(910,454)	3,150,132

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$181,186	$37,617,404	$(150,355)	$14,318,653

See accompanying notes to financial statements.

|  84

Statements of Changes in Net Assets

	Bond Fund		Fixed Income Fund		Global Bond Fund
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010
FROM OPERATIONS:
Net investment income	$492,352,469	$1,070,035,077	$21,767,047	$45,727,241	$34,789,239	$68,638,745
Net realized gain (loss) on investments, futures contracts, swap agreements and foreign currency transactions	261,156,589	(80,917,562)	11,755,375	11,807,903	43,361,362	17,629,634
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	313,189,244	1,805,551,398	11,763,140	54,418,162	(48,795,006)	102,327,637

Net increase (decrease) in net assets resulting from operations	1,066,698,302	2,794,668,913	45,285,562	111,953,306	29,355,595	188,596,016

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	(327,821,826)	(642,070,620)	(48,778,586)	(42,551,309)	(32,690,275)	(39,529,201)
Retail Class	(227,371,155)	(448,114,393)	—	—	(23,460,114)	(31,727,897)
Admin Class	(7,052,730)	(13,185,534)	—	—	—	—
Net realized capital gains
Institutional Class	—	—	—	—	—	—

Total distributions	(562,245,711)	(1,103,370,547)	(48,778,586)	(42,551,309)	(56,150,389)	(71,257,098)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(181,187,912)	(717,934,887)	57,472,289	(25,218,972)	9,534,894	243,357,966

Net increase (decrease) in net assets	323,264,679	973,363,479	53,979,265	44,183,025	(17,259,900)	360,696,884
NET ASSETS
Beginning of the period	19,701,804,797	18,728,441,318	806,138,453	761,955,428	2,311,903,331	1,951,206,447

End of the period	$20,025,069,476	$19,701,804,797	$860,117,718	$806,138,453	$2,294,643,431	$2,311,903,331

UNDISTRIBUTED NET INVESTMENT INCOME (DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME)	$(61,343,180)	$8,550,062	$8,832,700	$35,844,239	$(18,715,351)	$2,645,799

See accompanying notes to financial statements.

85  |

Inflation Protected Securities Fund		Institutional High Income Fund		Intermediate Duration Bond Fund		Investment Grade Fixed Income Fund
Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010

$ 202,741	$426,034	$13,218,792	$28,061,451	$760,099	$1,184,695	$11,168,521	$26,566,472

38,320	188,071	7,111,091	25,735,774	46,689	478,623	12,024,512	19,397,666

(59,875)	727,374	17,287,521	11,621,609	(957,143)	1,575,620	(8,874,380)	21,278,146

181,186	1,341,479	37,617,404	65,418,834	(150,355)	3,238,938	14,318,653	67,242,284

(260,879)	(490,125)	(28,511,356)	(30,543,921)	(904,560)	(1,295,593)	(14,267,694)	(27,602,054)
(4,406)	(471)	—	—	(18,601)	(690)	—	—
—	—	—	—	—	—	—	—

—	—	(15,983,712)	(11,736)	—	—	(19,655,485)	—

(265,285)	(490,596)	(44,495,068)	(30,555,657)	(923,161)	(1,296,283)	(33,923,179)	(27,602,054)

4,116,607	(1,511,063)	52,543,700	(109,686,518)	20,819,091	7,071,240	1,849,629	(91,945,491)

4,032,508	(660,180)	45,666,036	(74,823,341)	19,745,575	9,013,895	(17,754,897)	(52,305,261)

13,315,809	13,975,989	383,692,658	458,515,999	37,041,224	28,027,329	473,198,704	525,503,965

$17,348,317	$13,315,809	$429,358,694	$383,692,658	$56,786,799	$37,041,224	$455,443,807	$473,198,704

$ (103,175)	$(40,631)	$4,423,240	$19,715,804	$(201,429)	$(38,367)	$(1,157,666)	$1,941,507

See accompanying notes to financial statements.

|  86

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
BOND FUND

Institutional Class
3/31/2011(g)	$14.20	$0.37	$0.42	$0.79	$(0.42)	$—	$(0.42)
9/30/2010	12.99	0.78	1.24	2.02	(0.81)	—	(0.81)
9/30/2009	11.89	0.85	1.23	2.08	(0.87)	(0.11)	(0.98)
9/30/2008	14.71	0.96	(2.77)	(1.81)	(1.01)	—	(1.01)
9/30/2007	14.13	0.83	0.58	1.41	(0.83)	—	(0.83)
9/30/2006	13.81	0.72	0.47	1.19	(0.87)	—	(0.87)

Retail Class
3/31/2011(g)	14.15	0.35	0.42	0.77	(0.40)	—	(0.40)
9/30/2010	12.94	0.74	1.24	1.98	(0.77)	—	(0.77)
9/30/2009	11.85	0.82	1.22	2.04	(0.84)	(0.11)	(0.95)
9/30/2008	14.67	0.92	(2.77)	(1.85)	(0.97)	—	(0.97)
9/30/2007	14.10	0.79	0.57	1.36	(0.79)	—	(0.79)
9/30/2006	13.78	0.69	0.47	1.16	(0.84)	—	(0.84)

Admin Class
3/31/2011(g)	14.11	0.32	0.43	0.75	(0.38)	—	(0.38)
9/30/2010	12.91	0.70	1.23	1.93	(0.73)	—	(0.73)
9/30/2009	11.82	0.79	1.22	2.01	(0.81)	(0.11)	(0.92)
9/30/2008	14.64	0.88	(2.76)	(1.88)	(0.94)	—	(0.94)
9/30/2007	14.07	0.75	0.58	1.33	(0.76)	—	(0.76)
9/30/2006	13.75	0.65	0.48	1.13	(0.81)	—	(0.81)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Effective June 2, 2008, redemption fees were eliminated.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	For the six months ended March 31, 2011 (Unaudited).
(h)	Effective July 1, 2007, the Fund decreased its net expense limitations to 0.70%, 0.95% and 1.20% from 0.75%, 1.00% and 1.25% for the Institutional Class, Retail Class and Admin Class, respectively.
(i)	Includes fee/expense recovery of 0.02%.
(j)	Includes fee/expense recovery of less than 0.01%.
(k)	Includes fee/expense recovery of 0.01%.

See accompanying notes to financial statements.

87  |

				Ratios to Average Net Assets:
Redemption fees(b)(c)	Net asset value, end of the period	Total return (%)(d)	Net assets, end of the period (000’s)	Net expenses (%)(e)(f)		Gross expenses (%)(f)		Net investment income (%)(f)	Portfolio turnover rate (%)

$—	$14.57	5.64	$11,438,989	0.63		0.63		5.14	10
—	14.20	16.00	11,194,527	0.64		0.64		5.76	27
—	12.99	19.84	10,855,818	0.65		0.65		7.69	39
0.00	11.89	(13.14)	7,616,621	0.64		0.64		6.78	26
0.00	14.71	10.28	7,716,061	0.67	(h)	0.67		5.75	20
0.00	14.13	9.00	4,742,622	0.75	(i)	0.75	(i)	5.20	26

—	14.52	5.51	8,318,500	0.92		0.92		4.84	10
—	14.15	15.72	8,241,062	0.93	(j)	0.93	(j)	5.46	27
—	12.94	19.46	7,646,591	0.95		0.96		7.44	39
0.00	11.85	(13.44)	6,863,594	0.94	(j)	0.94	(j)	6.49	26
0.00	14.67	9.93	6,432,333	0.97	(h)	0.97		5.49	20
0.00	14.10	8.79	2,232,632	1.00		1.01		4.99	26

—	14.48	5.38	267,580	1.20	(k)	1.20	(k)	4.56	10
—	14.11	15.37	266,215	1.20		1.21		5.20	27
—	12.91	19.21	226,032	1.20		1.25		7.22	39
0.00	11.82	(13.69)	210,494	1.20		1.24		6.23	26
0.00	14.64	9.66	193,850	1.23	(h)(j)	1.23	(j)	5.20	20
0.00	14.07	8.51	106,941	1.25		1.29		4.71	26

See accompanying notes to financial statements.

|  88

Financial Highlights – continued

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
FIXED INCOME FUND

Institutional Class
3/31/2011(f)	$14.12	$0.37	$0.39	$0.76	$(0.84)	$—	$(0.84)
9/30/2010	12.94	0.77	1.14	1.91	(0.73)	—	(0.73)
9/30/2009	12.15	0.78	1.15	1.93	(0.89)	(0.25)	(1.14)
9/30/2008	14.49	0.88	(2.14)	(1.26)	(1.06)	(0.02)	(1.08)
9/30/2007	13.89	0.83	0.67	1.50	(0.90)	—	(0.90)
9/30/2006	13.88	0.74	0.30	1.04	(1.03)	—	(1.03)

GLOBAL BOND FUND

Institutional Class
3/31/2011(f)	$16.99	$0.27	$(0.04)	$0.23	$(0.42)	$—	$(0.42)
9/30/2010	16.09	0.55	0.92	1.47	(0.57)	—	(0.57)
9/30/2009	14.42	0.67	1.89	2.56	(0.89)	—	(0.89)
9/30/2008	15.83	0.70	(1.30)	(0.60)	(0.81)	—	(0.81)
9/30/2007	15.43	0.60	0.70	1.30	(0.90)	—	(0.90)
9/30/2006	15.57	0.48	0.16	0.64	(0.70)	(0.08)	(0.78)

Retail Class
3/31/2011(f)	16.84	0.24	(0.03)	0.21	(0.40)	—	(0.40)
9/30/2010	15.96	0.49	0.91	1.40	(0.52)	—	(0.52)
9/30/2009	14.31	0.62	1.88	2.50	(0.85)	—	(0.85)
9/30/2008	15.71	0.64	(1.29)	(0.65)	(0.75)	—	(0.75)
9/30/2007	15.29	0.54	0.70	1.24	(0.82)	—	(0.82)
9/30/2006	15.43	0.44	0.15	0.59	(0.65)	(0.08)	(0.73)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(d)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	For the six months ended March 31, 2011 (Unaudited).
(g)	Includes fee/expense recovery of less than 0.01% and 0.03% for Fixed Income Fund and Global Bond Fund, respectively.
(h)	Effective June 2, 2008, redemption fees were eliminated.
(i)	Includes fee/expense recovery of 0.01%.
(j)	Includes fee/expense recovery of 0.02%.

See accompanying notes to financial statements.

89  |

					Ratios to Average Net Assets:
Redemption fees(b)		Net asset value, end of the period	Total return (%)(c)	Net assets, end of the period (000’s)	Net expenses (%)(d)(e)		Gross expenses (%)(e)		Net investment income (%)(e)	Portfolio turnover rate(%)

$—		$14.04	5.64	$860,118	0.58		0.58		5.27	13
—		14.12	15.38	806,138	0.58		0.58		5.83	22
—		12.94	19.55	761,955	0.58		0.58		7.11	29
—		12.15	(9.42)	624,486	0.58		0.58		6.43	30
—		14.49	11.31	605,100	0.60		0.60		5.96	22
—		13.89	8.06	456,011	0.60	(g)	0.60	(g)	5.48	40

$—		$16.80	1.37	$1,326,479	0.66		0.66		3.21	42
—		16.99	9.46	1,285,095	0.66		0.66		3.41	100
—		16.09	19.19	1,032,465	0.68		0.68		4.76	75
0.00	(h)	14.42	(4.14)	1,157,175	0.64		0.64		4.36	60
0.00		15.83	8.70	996,046	0.68		0.68		3.84	95
0.00		15.43	4.32	643,991	0.74	(g)	0.74	(g)	3.21	77

—		16.65	1.22	968,164	0.98		0.98		2.88	42
—		16.84	9.05	1,026,809	1.00	(i)	1.00	(i)	3.08	100
—		15.96	18.81	918,742	1.00		1.02		4.46	75
0.00	(h)	14.31	(4.45)	1,073,466	1.00	(j)	1.00	(j)	4.02	60
0.00		15.71	8.36	874,575	1.00		1.04		3.53	95
0.00		15.29	4.03	540,697	1.00		1.09		2.93	77

See accompanying notes to financial statements.

|  90

Financial Highlights – continued

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains(b)	Total distributions
INFLATION PROTECTED SECURITIES FUND

Institutional Class
3/31/2011(f)	$11.10	$0.16		$(0.01)	$0.15	$(0.20)	$—	$(0.20)
9/30/2010	10.46	0.31		0.67	0.98	(0.34)	—	(0.34)
9/30/2009	9.86	0.09	(g)	0.61	0.70	(0.10)	—	(0.10)
9/30/2008	10.31	0.73		(0.43)	0.30	(0.75)	—	(0.75)
9/30/2007	10.30	0.47		0.03	0.50	(0.49)	—	(0.49)
9/30/2006	10.84	0.52		(0.38)	0.14	(0.63)	(0.05)	(0.68)

Retail Class
3/31/2011(f)	11.09	0.17		(0.03)	0.14	(0.19)	—	(0.19)
9/30/2010*	10.71	0.04		0.44	0.48	(0.10)	—	(0.10)

INSTITUTIONAL HIGH INCOME FUND

Institutional Class
3/31/2011(f)	$8.08	$0.25		$0.46	$0.71	$(0.59)	$(0.33)	$(0.92)
9/30/2010	7.40	0.54		0.66	1.20	(0.52)	(0.00)	(0.52)
9/30/2009	6.87	0.57		0.54	1.11	(0.49)	(0.09)	(0.58)
9/30/2008	8.45	0.60		(1.52)	(0.92)	(0.51)	(0.15)	(0.66)
9/30/2007	8.11	0.55		0.30	0.85	(0.51)	—	(0.51)
9/30/2006	7.80	0.50		0.34	0.84	(0.53)	—	(0.53)

*	From commencement of Class operations on May 28, 2010 through September 30, 2010
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(d)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	For the six months ended March 31, 2011 (Unaudited).
(g)	Includes income reductions resulting from principal deflation adjustments during the period in the amount of $0.14 per share and 1.44% of average net assets. See Note 2 of Notes to Financial Statements.
(h)	Includes fee/expense recovery of 0.01%.

See accompanying notes to financial statements.

91  |

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%)(c)	Net assets, end of the period (000’s)	Net expenses (%)(d)(e)		Gross expenses (%)(e)		Net investment income (%)(e)		Portfolio turnover rate (%)

$11.05	1.40	$16,895	0.40		1.37		2.92		7
11.10	9.58	13,240	0.40		1.22		2.88		39
10.46	7.21	13,976	0.40		1.11		0.88	(g)	12
9.86	2.64	16,033	0.40		0.95		6.85		22
10.31	5.05	13,468	0.40		1.28		4.60		26
10.30	1.48	9,053	0.40		1.69		4.96		41

11.04	1.31	454	0.65		1.70		3.12		7
11.09	4.47	75	0.65		2.36		1.12		39

$7.87	9.60	$429,359	0.70		0.70		6.45		14
8.08	17.06	383,693	0.71		0.71		7.08		21
7.40	20.82	458,516	0.72		0.72		9.54		37
6.87	(11.70)	214,201	0.72		0.72		7.70		35
8.45	10.81	187,568	0.75	(h)	0.75	(h)	6.60		31
8.11	11.56	141,318	0.75		0.79		6.40		23

See accompanying notes to financial statements.

|  92

Financial Highlights – continued

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
INTERMEDIATE DURATION BOND FUND

Institutional Class
3/31/2011(e)	$10.57	$0.15	$(0.19)	$(0.04)	$(0.18)	$—	$(0.18)
9/30/2010	9.95	0.38	0.66	1.04	(0.42)	—	(0.42)
9/30/2009	8.95	0.48	0.98	1.46	(0.46)	—	(0.46)
9/30/2008	9.47	0.47	(0.50)	(0.03)	(0.49)	—	(0.49)
9/30/2007	9.50	0.45	(0.01)	0.44	(0.47)	—	(0.47)
9/30/2006	9.60	0.42	(0.07)	0.35	(0.45)	—	(0.45)

Retail Class
3/31/2011(e)	10.58	0.14	(0.18)	(0.04)	(0.17)	—	(0.17)
9/30/2010*	10.21	0.09	0.41	0.50	(0.13)	—	(0.13)

INVESTMENT GRADE FIXED INCOME FUND

Institutional Class
3/31/2011(e)	$13.44	$0.33	$0.09	$0.42	$(0.44)	$(0.63)	$(1.07)
9/30/2010	12.39	0.68	1.07	1.75	(0.70)	–	(0.70)
9/30/2009	11.36	0.67	1.31	1.98	(0.81)	(0.14)	(0.95)
9/30/2008	12.96	0.76	(1.47)	(0.71)	(0.89)	–	(0.89)
9/30/2007	12.63	0.70	0.53	1.23	(0.90)	–	(0.90)
9/30/2006	13.28	0.60	0.22	0.82	(0.92)	(0.55)	(1.47)

*	From commencement of Class operations on May 28, 2010 through September 30, 2010
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(c)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(d)	Computed on an annualized basis for periods less than one year, if applicable.
(e)	For the six months ended March 31, 2011 (Unaudited).
(f)	Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

93  |

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%)(b)	Net assets, end of the period (000’s)	Net expenses (%)(c)(d)		Gross expenses (%)(d)		Net investment income (%)(d)	Portfolio turnover rate(%)

$10.35	(0.34)	$55,406	0.40		0.58		2.93	37
10.57	10.67	36,959	0.40		0.73		3.75	43
9.95	16.99	28,027	0.40		0.68		5.24	52
8.95	(0.46)	32,748	0.40		0.59		5.00	65
9.47	4.76	31,445	0.40		0.61		4.71	87
9.50	3.82	41,851	0.40		0.62		4.48	62

10.37	(0.37)	1,381	0.65		0.88		2.74	37
10.58	4.89	82	0.65		1.61		2.66	43

$12.79	3.39	$455,444	0.49		0.49		5.16	7
13.44	14.59	473,199	0.48		0.48		5.29	24
12.39	19.35	525,504	0.49		0.49		6.10	22
11.36	(6.00)	277,863	0.50		0.50		5.98	32
12.96	10.19	261,741	0.53		0.53		5.52	23
12.63	6.81	173,549	0.55	(f)	0.55	(f)	4.79	50

See accompanying notes to financial statements.

|  94

Notes to Financial Statements

March 31, 2011 (Unaudited)

1.  Organization. Loomis Sayles Funds I (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. Shares of certain funds in the Trust were first registered under the Securities Act of 1933 (the “1933 Act”) effective March 7, 1997 (subsequent to their commencement of investment operations). The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Bond Fund (the “Bond Fund”)

Loomis Sayles Fixed Income Fund (the “Fixed Income Fund”)

Loomis Sayles Global Bond Fund (the “Global Bond Fund”)

Loomis Sayles Inflation Protected Securities Fund (the “Inflation Protected Securities Fund”)

Loomis Sayles Institutional High Income Fund (the “Institutional High Income Fund”)

Loomis Sayles Intermediate Duration Bond Fund (the “Intermediate Duration Bond Fund”)

Loomis Sayles Investment Grade Fixed Income Fund (the “Investment Grade Fixed Income Fund”)

Each Fund offers Institutional Class shares. Bond Fund, Global Bond Fund, Inflation Protected Securities Fund and Intermediate Duration Bond Fund also offer Retail Class shares. In addition, Bond Fund offers Admin Class shares.

Most expenses of the Trust can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in the Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to period-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.   Valuation. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Futures contracts are valued at their most recent settlement price. Swap agreements are valued based on prices supplied by a pricing service, if available, or quotations obtained from broker-dealers. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Investments in other open-end investment companies are valued at their net asset value each day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

95  |

Notes to Financial Statements – continued

March 31, 2011 (Unaudited)

b.  Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class-specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Certain Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Fund’s investments against currency fluctuation. Also, a contract to buy or sell may offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

e.  Futures Contracts. The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular commodity, instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high quality securities as “initial margin”. As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin”, are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract, certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

|  96

Notes to Financial Statements – continued

March 31, 2011 (Unaudited)

Futures contracts are exchange-traded. Exchange-traded futures have standardized contracts and are settled through a clearing house with fulfillment guaranteed by the credit of the exchange. Therefore, counterparty credit risks to the Funds are limited.

f.  Swap Agreements. Each Fund may enter into credit default swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Funds may be either the protection buyer or the protection seller. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Funds may also make or receive upfront payments. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

The notional amounts of credit default swaps are not recorded in the financial statements. Credit default swaps are marked-to-market daily. Fluctuations in the value of credit default swaps are recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Statements of Operations as realized gain or loss when received or paid. Upfront fees paid or received by the Funds are recorded on the Statements of Assets and Liabilities as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Credit default swaps are privately negotiated and traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. The Funds cover their net obligations under outstanding credit default swaps by segregating or earmarking liquid assets or cash.

There were no credit default swaps held by the Funds during the six months ended March 31, 2011.

g.  Due to/from Brokers. Transactions and positions in forward foreign currency contracts and swap agreements are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Fund and the various broker/dealers. Due to brokers’ balances in the Statements of Assets and Liabilities represent cash and securities received as collateral for forward foreign currency contracts. In certain circumstances the Funds’ use of cash and/or securities pledged as collateral is restricted by regulation or broker mandated limits.

h.  Federal and Foreign Income Taxes. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of March 31, 2011 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next six months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable, and are reflected as foreign taxes payable on the Statements of Assets and Liabilities.

i.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency transactions, defaulted bond adjustments, discount adjustments on inflation-protected securities, paydown gains and losses, premium amortization, reclassification of realized capital gain to ordinary income and return of capital and capital gain distributions from REITs. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, premium amortization, securities lending collateral gain/loss adjustments, forward and futures contracts mark to market, defaulted bond interest, REIT basis adjustments, adjustments to inflation-protected securities and contingent payment debt instruments. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

97  |

Notes to Financial Statements – continued

March 31, 2011 (Unaudited)

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the year ended September 30, 2010 was as follows:

	2010 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
Bond Fund	$1,103,370,547	$—	$1,103,370,547
Fixed Income Fund	42,551,309	—	42,551,309
Global Bond Fund	71,257,098	—	71,257,098
Inflation Protected Securities Fund	490,596	—	490,596
Institutional High Income Fund	30,544,655	11,002	30,555,657
Intermediate Duration Bond Fund	1,296,283	—	1,296,283
Investment Grade Fixed Income Fund	27,602,054	—	27,602,054

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of September 30, 2010, the capital loss carryforwards and post-October losses were as follows:

Capital loss carryforward:	Bond Fund	Fixed Income Fund	Global Bond Fund	Inflation Protected Securities Fund
Expires September 30, 2014	$—	$—	$(1,046,616)	$(19,853)
Expires September 30, 2015	—	—	(5,497,643)	(155,005)
Expires September 30, 2016	—	—	(3,309,847)	—
Expires September 30, 2017	(73,277,381)	(129,506)	(21,329,772)	(110,122)
Expires September 30, 2018	(667,219,656)	(9,202,603)	(34,063,363)	(238,354)

Total capital loss carryforward	$(740,497,037)	$(9,332,109)	$(65,247,241)	$(523,334)

Deferred net capital losses (post-October 2009)	$(182,708,157)	$—	$(18,054,311)	$—

Capital loss carryforward:	Institutional High Income Fund	Intermediate Duration Bond Fund	Investment Grade Fixed Income Fund
Expires September 30, 2014	$—	$—	$—
Expires September 30, 2015	—	(83,490)	—
Expires September 30, 2016	—	(222,423)	—
Expires September 30, 2017	—	(460,684)	—
Expires September 30, 2018	—	—	—

Total capital loss carryforward	$—	$(766,597)	$—

Deferred net capital losses (post-October 2009)	$—	$—	$—

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for capital losses to be carried forward indefinitely. Rules in effect as of the report date limit the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

j.  Repurchase Agreements. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

k.  Delayed Delivery Commitments. The Funds may purchase securities, including those designated as TBAs in the Portfolio of Investments, for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of the security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The actual security that will be delivered to fulfill a TBA trade is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. The value of

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Notes to Financial Statements – continued

March 31, 2011 (Unaudited)

the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles. When the Funds enter into such a transaction, collateral consisting of liquid securities or cash and cash equivalents is required to be segregated or earmarked at the custodian in an amount at least equal to the amount of the Funds’ commitment.

Purchases of delayed delivery securities may have a similar effect on the Funds’ net asset value as if the Funds had created a degree of leverage in its portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

There were no delayed delivery securities held by the Funds as of March 31, 2011.

l.  Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the six months ended March 31, 2011, none of the Funds had loaned securities under this agreement.

m.  Indemnifications. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2011, at value:

Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
Non-Captive Consumer	$3,155,252	$970,763,186	$—	$973,918,438
Non-Captive Diversified	—	1,458,216,462	71,438,150	1,529,654,612
All Other Non-Convertible Bonds(a)	—	12,894,528,571	—	12,894,528,571

Total Non-Convertible Bonds	3,155,252	15,323,508,219	71,438,150	15,398,101,621

Convertible Bonds(a)	—	1,736,999,612	—	1,736,999,612
Municipals(a)	—	255,696,218	—	255,696,218

Total Bonds and Notes	3,155,252	17,316,204,049	71,438,150	17,390,797,451

Bank Loans(a)	—	61,196,848	—	61,196,848

99  |

Notes to Financial Statements – continued

March 31, 2011 (Unaudited)

Bond Fund

Asset Valuation Inputs – continued

Description	Level 1	Level 2	Level 3	Total
Preferred Stocks
Convertible Preferred Stocks
Automotive	$126,496,080	$48,494,586	$—	$174,990,666
Capital Markets	—	12,946,166	—	12,946,166
Commercial Banks	12,922,402	—	—	12,922,402
Diversified Financial Services	26,106,795	13,567,827	—	39,674,622
Electric Utilities	16,912,958	—	9,376,875	26,289,833
Machinery	—	—	12,381,539	12,381,539
Oil, Gas & Consumable Fuels	46,535,834	3,581,250	—	50,117,084
REITs—Healthcare	8,969,015	—	—	8,969,015
Semiconductors & Semiconductor Equipment	51,649,920	—	—	51,649,920

Total Convertible Preferred Stocks	289,593,004	78,589,829	21,758,414	389,941,247

Non-Convertible Preferred Stocks
Banking	—	49,170,412	—	49,170,412
Diversified Financial Services	34,798,250	—	—	34,798,250
Electric Utilities	1,060,617	647,365	—	1,707,982
Household Durables	248,285	—	—	248,285
Multi Utilities	75,911	—	—	75,911
REITs—Office Property	—	2,470,119	—	2,470,119
REITs—Warehouse/Industrials	9,126,378	—	—	9,126,378
Software	—	41,051,875	—	41,051,875
Thrifts & Mortgage Finance	13,245,138	—	—	13,245,138

Total Non-Convertible Preferred Stocks	58,554,579	93,339,771	—	151,894,350

Total Preferred Stocks	348,147,583	171,929,600	21,758,414	541,835,597

Common Stocks(a)	522,469,912	—	—	522,469,912
Closed End Investment Companies	32,075,769	—	—	32,075,769
Short-Term Investments	—	1,242,914,288	—	1,242,914,288

Total	$905,848,516	$18,792,244,785	$93,196,564	$19,791,289,865

(a) Major categories of the Fund’s investments are included in the Portfolio of Investments.

Preferred stocks valued at $30,667,500 were transferred from Level 2 to Level 1 during the six months ended March 31, 2011. At September 30, 2010, this security was valued at original purchase price; at March 31, 2011, this security was valued at a market price in accordance with the Fund’s valuation policies. All transfers are recognized as of the beginning of the reporting period.

Fixed Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
Non-Captive Consumer	$666,780	$30,706,564	$—	$31,373,344
All Other Non-Convertible Bonds(a)	—	626,025,445	—	626,025,445

Total Non-Convertible Bonds	666,780	656,732,009	—	657,398,789

Convertible Bonds(a)	—	78,606,577	—	78,606,577
Municipals(a)	—	6,564,529	—	6,564,529

Total Bonds and Notes	666,780	741,903,115	—	742,569,895

Bank Loans(a)	—	627,003	—	627,003

|  100

Notes to Financial Statements – continued

March 31, 2011 (Unaudited)

Fixed Income Fund

Asset Valuation Inputs – continued

Description	Level 1	Level 2	Level 3	Total
Preferred Stocks
Convertible Preferred Stocks
Automotive	$4,487,420	$2,084,319	$—	$6,571,739
Capital Markets	—	1,200,466	—	1,200,466
Diversified Financial Services	2,875,256	2,462,763	—	5,338,019
Electric Utilities	488,000	—	—	488,000
Machinery	—	—	1,419,353	1,419,353
Oil, Gas & Consumable Fuels	3,270,025	—	—	3,270,025
REITs—Healthcare	385,540	—	—	385,540
Semiconductors & Semiconductor Equipment	3,797,500	—	—	3,797,500

Total Convertible Preferred Stocks	15,303,741	5,747,548	1,419,353	22,470,642

Non-Convertible Preferred Stocks
Banking	—	1,043,091	—	1,043,091
Diversified Financial Services	111,950	—	—	111,950
Electric Utilities	354,920	255,524	—	610,444
Multi Utilities	8,050	—	—	8,050
Software	—	3,240,937	—	3,240,937
Thrifts & Mortgage Finance	519,551	—	—	519,551

Total Non-Convertible Preferred Stocks	994,471	4,539,552	—	5,534,023

Total Preferred Stocks	16,298,212	10,287,100	1,419,353	28,004,665

Common Stocks(a)	22,357,678	—	—	22,357,678
Short-Term Investments	—	56,191,130	—	56,191,130

Total	$39,322,670	$809,008,348	$1,419,353	$849,750,371

(a) Major categories of the Fund’s investments are included in the Portfolio of Investments.

Global Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
Australia	$—	$7,729,374	$30,277,851	$38,007,225
Canada	—	171,632,358	5,359,839	176,992,197
Japan	—	283,550,337	5,721,769	289,272,106
Supranationals	—	73,095,447	10,983,247	84,078,694
United States	—	484,023,466	5,890,000	489,913,466
All Other Non-Convertible Bonds(a)	—	1,113,569,271	—	1,113,569,271

Total Non-Convertible Bonds	—	2,133,600,253	58,232,706	2,191,832,959

Convertible Bonds(a)	—	10,469,344	—	10,469,344

Total Bonds and Notes	—	2,144,069,597	58,232,706	2,202,302,303

Short-Term Investments	—	82,626,362	—	82,626,362

Total Investments	—	2,226,695,959	58,232,706	2,284,928,665

Forward Foreign Currency Contracts (unrealized appreciation)	—	4,130,446	—	4,130,446
Futures Contracts (unrealized appreciation)	34,522	—	—	34,522

Total	$34,522	$2,230,826,405	$58,232,706	$2,289,093,633

101  |

Notes to Financial Statements – continued

March 31, 2011 (Unaudited)

Global Bond Fund

Liability Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(2,407,419)	$—	$(2,407,419)

(a) Major categories of the Fund’s investments are included in the Portfolio of Investments.

Inflation Protected Securities Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total
Bonds and Notes	$—	$15,747,763	$—	$15,747,763
Short-Term Investments	—	250,190	—	250,190

Total	$—	$15,997,953	$—	$15,997,953

(a) Major categories of the Fund’s investments are included in the Portfolio of Investments.

Institutional High Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$370,928,750	$—	$370,928,750
Bank Loans(a)	—	2,145,028	—	2,145,028
Common Stocks(a)	26,216,738	—	—	26,216,738
Preferred Stocks
Convertible Preferred Stocks
Automotive	3,299,290	1,039,223	—	4,338,513
Capital Markets	—	191,500	—	191,500
Commercial Banks	142,858	—	—	142,858
Diversified Financial Services	—	631,900	—	631,900
Electric Utilities	835,407	—	186,750	1,022,157
Household Durables	233,200	—	—	233,200
Machinery	—	—	673,416	673,416
Oil, Gas & Consumable Fuels	1,314,225	—	—	1,314,225
Semiconductors & Semiconductor Equipment	3,194,800	—	—	3,194,800

Total Convertible Preferred Stocks	9,019,780	1,862,623	860,166	11,742,569

Non-Convertible Preferred Stocks(a)	1,801,474	416,864	—	2,218,338

Total Preferred Stocks	10,821,254	2,279,487	860,166	13,960,907

Closed End Investment Companies	366,489	—	—	366,489
Warrants	—	—	—	—
Short-Term Investments	—	9,453,903	—	9,453,903

Total	$37,404,481	$384,807,168	$860,166	$423,071,815

(a) Major categories of the Fund’s investments are included in the Portfolio of Investments.

Preferred stocks valued at $598,125 were transferred from Level 2 to Level 1 during the six months ended March 31, 2011. At September 30, 2010, this security was valued at original purchase price; at March 31, 2011, this security was valued at a market price in accordance with the Fund’s valuation policies. All transfers are recognized as of the beginning of the reporting period.

Intermediate Duration Bond Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total
Bonds and Notes	$—	$56,204,648	$—	$56,204,648
Short-Term Investments	—	667,232	—	667,232

Total	$—	$56,871,880	$—	$56,871,880

(a) Major categories of the Fund’s investments are included in the Portfolio of Investments.

|  102

Notes to Financial Statements – continued

March 31, 2011 (Unaudited)

Investment Grade Fixed Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
Non-Captive Diversified	$—	$14,362,074	$4,175,413	$18,537,487
All Other Non-Convertible Bonds(a)	—	352,714,235	—	352,714,235

Total Non-Convertible Bonds	—	367,076,309	4,175,413	371,251,722

Convertible Bonds(a)	—	19,174,178	—	19,174,178
Municipals(a)	—	3,912,325	—	3,912,325

Total Bonds and Notes	—	390,162,812	4,175,413	394,338,225

Preferred Stocks
Non-Convertible Preferred Stocks
Banking	—	149,811	—	149,811
Electric Utilities	240,160	24,996	—	265,156
Multi Utilities	1,675	—	—	1,675
Software	—	3,240,937	—	3,240,937

Total Non-Convertible Preferred Stocks	241,835	3,415,744	—	3,657,579

Convertible Preferred Stocks
Capital Markets	—	1,582,269	—	1,582,269
Diversified Financial Services	950,331	1,112,500	—	2,062,831

Total Convertible Preferred Stocks	950,331	2,694,769	—	3,645,100

Total Preferred Stocks	1,192,166	6,110,513	—	7,302,679

Common Stocks(a)	657,024	—	—	657,024
Short-Term Investments	—	51,164,471	—	51,164,471

Total Investments	$1,849,190	$447,437,796	$4,175,413	$453,462,399

(a) Major categories of the Fund’s investments are included in the Portfolio of Investments.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of March 31, 2011:

Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2010	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2011	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at March 31, 2011
Bonds and Notes
Non-Convertible Bonds
Airlines	$50,705,608	$—	$—	$—	$—	$—	$—	$(50,705,608)	$—	$—
Non-Captive Diversified	—	—	—	178,150	71,260,000	—	—	—	71,438,150	178,150
Preferred Stocks
Convertible Preferred Stocks
Electric Utilities	7,293,125	—	—	2,083,750	—	—	—	—	9,376,875	2,083,750
Machinery	—	—	—	3,556,399	—	—	8,825,140	—	12,381,539	3,556,399

Total	$57,998,733	$—	$—	$5,818,299	$71,260,000	$—	$8,825,140	$(50,705,608)	$93,196,564	$5,818,299

103  |

Notes to Financial Statements – continued

March 31, 2011 (Unaudited)

Debt securities valued at $50,705,608 were transferred from Level 3 to Level 2 during the six months ended March 31, 2011. At September 30, 2010, these securities were valued using broker-dealer bid quotations based on inputs unobservable to the Fund; at March 31, 2011, these securities were valued on the basis of evaluated bids furnished to the Fund by a pricing service.

Preferred stocks valued at $8,825,140 were transferred from Level 2 to Level 3 during the six months ended March 31, 2011. At September 30, 2010, these securities were valued using evaluated bids furnished to the Fund by a pricing service; at March 31, 2011, these securities were valued using broker-dealer bid quotations based on inputs unobservable to the Fund.

All transfers are recognized as of the beginning of the reporting period.

Fixed Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2010	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2011	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at March 31, 2011
Preferred Stocks
Convertible Preferred Stocks
Machinery	$—	$—	$—	$407,686	$—	$—	$1,011,667	$—	$1,419,353	$407,686

Preferred stocks valued at $1,011,667 were transferred from Level 2 to Level 3 during the six months ended March 31, 2011. At September 30, 2010, these securities were valued using evaluated bids furnished to the Fund by a pricing service; at March 31, 2011, these securities were valued using broker-dealer bid quotations based on inputs unobservable to the Fund.

All transfers are recognized as of the beginning of the reporting period.

Global Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2010	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2011	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at March 31, 2011
Bonds and Notes
Non-Convertible Bonds
Australia	$—	$265,237	$(358,735)	$427,091	$36,494,000	$(6,549,742)	$—	$—	$30,277,851	$427,091
Canada	5,065,604	—	—	294,235	—	—	—	—	5,359,839	294,235
Japan	—	—	—	91,769	5,630,000	—	—	—	5,721,769	91,769
Supranationals	—	2,961	—	(138,000)	11,118,286	—	—	—	10,983,247	(138,000)
United States	—	—	—	163	5,889,837	—	—	—	5,890,000	163

Total	$5,065,604	$268,198	$(358,735)	$675,258	$59,132,123	$(6,549,742)	$—	$—	$58,232,706	$675,258

|  104

Notes to Financial Statements – continued

March 31, 2011 (Unaudited)

Institutional High Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2010	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2011	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at March 31, 2011
Bonds and Notes
Non-Convertible Bonds
Airlines	$971,693	$—	$—	$—	$—	$—	$—	$(971,693)	$—	$—
Preferred Stocks
Convertible Preferred Stocks
Electric Utilities	145,250	—	—	41,500	—	—	—	—	186,750	41,500
Machinery	—	—	—	193,428	—	—	479,988	—	673,416	193,428

Total	$1,116,943	$—	$—	$234,928	$—	$—	$479,988	$(971,693)	$860,166	$234,928

Debt securities valued at $971,693 were transferred from Level 3 to Level 2 during the six months ended March 31, 2011. At September 30, 2010, these securities were valued using broker-dealer bid quotations based on inputs unobservable to the Fund; at March 31, 2011, these securities were valued on the basis of evaluated bids furnished to the Fund by a pricing service.

Preferred stocks valued at $479,988 were transferred from Level 2 to Level 3 during the six months ended March 31, 2011. At September 30, 2010, these securities were valued using evaluated bids furnished to the Fund by a pricing service; at March 31, 2011, these securities were valued using broker-dealer bid quotations based on inputs unobservable to the Fund.

All transfers are recognized as of the beginning of the reporting period.

Intermediate Duration Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2010	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2011	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at March 31, 2011
Bonds and Notes
Non-Convertible Bonds
ABS Car Loan	$160,000	$—	$—	$—	$—	$—	$—	$(160,000)	$—	$—

Debt securities valued at $160,000 were transferred from Level 3 to Level 2 during the six months ended March 31, 2011. At September 30, 2010, these securities were valued using broker-dealer bid quotations based on inputs unobservable to the Fund; at March 31, 2011, these securities were valued on the basis of evaluated bids furnished to the Fund by a pricing service.

All transfers are recognized as of the beginning of the reporting period.

Investment Grade Fixed Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2010	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2011	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at March 31, 2011
Bonds and Notes
Non-Convertible Bonds
Non-Captive Diversified	$—	$—	$—	$10,413	$4,165,000	$—	$—	$—	$4,175,413	$10,413

105  |

Notes to Financial Statements – continued

March 31, 2011 (Unaudited)

4.  Derivatives. Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Funds used during the period include forward foreign currency contracts and futures contracts.

The Funds are subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. Certain Funds may enter into forward foreign currency exchange contracts for hedging purposes to protect the value of the Funds’ holdings of foreign securities. Certain Funds may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Funds. During the six months ended March 31, 2011, Global Bond Fund engaged in forward foreign currency transactions for hedging purposes and to gain exposure to foreign currencies.

The Funds are subject to the risk that changes in interest rates will affect the value of the Funds’ investments in fixed income securities. A Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Funds may use futures contracts to manage their duration in order to control interest rate risk without having to buy or sell portfolio securities. During the six months ended March 31, 2011, Global Bond Fund and Intermediate Duration Bond Fund used futures contracts in accordance with this objective.

Each Fund is party to agreements with counterparties that govern transactions in forward foreign currency contracts. The agreements contain credit-risk-related contingent features that allow the counterparties to terminate open contracts early if the net asset value of a Fund declines beyond a certain threshold. If such features were to be triggered, the counterparties could request immediate settlement of open contracts at current fair value. As of March 31, 2011, there were no Funds that held derivative positions subject to credit-risk-related contingent features that were in a net liability position (unrealized depreciation) by counterparty.

Forward foreign currency contracts are subject to the risk that the counterparty will be unwilling or unable to meet its obligations under the contracts. The Funds have mitigated this risk by entering into master netting agreements with counterparties that allow the Fund and the counterparty to net amounts owed by each related to derivative contracts to one net amount payable by either the Fund or the counterparty. As of March 31, 2011, the maximum amount of loss that Global Bond Fund would incur if counterparties failed to meet their obligations, based on the value of derivative positions in an unrealized gain position as of period end, is $4,130,446 and the amount of loss that Global Bond Fund would incur after taking into account master netting arrangements is $1,723,027.

Counterparty risk is managed through the posting of collateral and, as a result, the risk of loss to a Fund from counterparty default should be limited to the extent a Fund is under collateralized. In addition to collateral requirements, the Funds also require counterparties to meet minimum credit quality requirements.

The following is a summary of derivative instruments for Global Bond Fund as of March 31, 2011:

Statements of Assets and Liabilities Caption	Foreign Exchange Contracts	Interest Rate Contracts
Assets
Unrealized appreciation on forward foreign currency contracts	$4,130,446	$—
Unrealized appreciation on futures contracts*	—	34,522
Liabilities
Unrealized depreciation on forward foreign currency contracts	(2,407,419)	—

* Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable. Variation margin as of Mach 31, 2011 was $0.

Transactions in derivative instruments for Global Bond Fund during the six months ended March 31, 2011 were as follows:

Statements of Operations Caption	Foreign Exchange Contracts	Interest Rate Contracts
Net Realized Gain (Loss) on:
Foreign currency transactions*	$2,446,506	$—
Futures contracts	—	4,296,316
Net Change in Unrealized Appreciation (Depreciation) on:
Foreign currency translations*	867,057	—
Futures contracts	—	555,658

* Represents realized gain and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period.

|  106

Notes to Financial Statements – continued

March 31, 2011 (Unaudited)

Transactions in derivative instruments for Intermediate Duration Bond Fund during the six months ended March 31, 2011 were as follows:

Statements of Operations Caption	Interest Rate Contracts
Net Realized Gain (Loss) on:
Futures contracts	$(11,130)

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

Volume of forwards and futures activity, as a percentage of net assets, for Global Bond Fund, based on month-end notional amounts outstanding during the period, at absolute value, was as follows for the six months ended March 31, 2011:

Global Bond Fund	Forwards	Futures
Average Notional Amount Outstanding	15.17%	2.55%
Highest Notional Amount Outstanding	22.31%	2.93%
Lowest Notional Amount Outstanding	12.98%	2.40%
Notional Amount Outstanding as of March 31, 2011	15.39%	2.93%

Volume of futures activity, as a percentage of net assets, for Intermediate Duration Bond Fund, based on daily notional amounts outstanding during the period, at absolute value, was as follows for the six months ended March 31, 2011:

Intermediate Duration Bond Fund	Futures
Average Notional Amount Outstanding	0.20%
Highest Notional Amount Outstanding	2.02%
Lowest Notional Amount Outstanding	0.00%
Notional Amount Outstanding as of March 31, 2011	0.00%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

5.  Purchases and Sales of Securities. For the six months ended March 31, 2011, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Bond Fund	$462,689,167	$50,554	$1,487,211,224	$3,206,594,440
Fixed Income Fund	22,210,673	—	79,700,780	121,795,260
Global Bond Fund	172,630,935	214,891,326	759,716,102	696,999,378
Inflation Protected Securities Fund	3,222,066	775,881	270,358	218,547
Institutional High Income Fund	—	—	69,153,308	53,087,650
Intermediate Duration Bond Fund	14,770,080	14,138,015	25,109,064	4,261,738
Investment Grade Fixed Income Fund	—	71,788	30,349,601	105,262,683

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Separate management agreements for each Fund in effect for the six months ended March 31, 2011, provided for fees at the following annual percentage rates of each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $1 billion	Next $1 billion	Next $1 billion	Next $12 billion	Over $15 billion
Bond Fund	0.60%	0.60%	0.60%	0.50%	0.49%
Fixed Income Fund	0.50%	0.50%	0.50%	0.50%	0.50%
Global Bond Fund	0.60%	0.50%	0.48%	0.48%	0.48%
Inflation Protected Securities Fund	0.25%	0.25%	0.25%	0.25%	0.25%
Institutional High Income Fund	0.60%	0.60%	0.60%	0.60%	0.60%
Intermediate Duration Bond Fund	0.25%	0.25%	0.25%	0.25%	0.25%
Investment Grade Fixed Income Fund	0.40%	0.40%	0.40%	0.40%	0.40%

107  |

Notes to Financial Statements – continued

March 31, 2011 (Unaudited)

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expense. These undertakings are in effect until January 31, 2012 and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the six months ended March 31, 2011, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Retail Class	Admin Class
Bond Fund	0.70%	0.95%	1.20%
Fixed Income Fund	0.65%	—	—
Global Bond Fund	0.75%	1.00%	—
Inflation Protected Securities Fund	0.40%	0.65%	—
Institutional High Income Fund	0.75%	—	—
Intermediate Duration Bond Fund	0.40%	0.65%	—
Investment Grade Fixed Income Fund	0.55%	—	—

Loomis Sayles shall be permitted to recover expenses it has borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the six months ended March 31, 2011, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Bond Fund	$50,428,026	$—	$50,428,026	0.51%	0.51%
Fixed Income Fund	2,065,773	—	2,065,773	0.50%	0.50%
Global Bond Fund	6,140,270	—	6,140,270	0.54%	0.54%
Inflation Protected Securities Fund	17,343	17,343	—	0.25%	0.00%
Institutional High Income Fund	1,230,100	—	1,230,100	0.60%	0.60%
Intermediate Duration Bond Fund	64,962	46,500	18,462	0.25%	0.07%
Investment Grade Fixed Income Fund	864,970	—	864,970	0.40%	0.40%

1Management fee waivers are subject to possible recovery until September 30, 2012.

For the six months ended March 31, 2011, class-specific expenses have been reimbursed as follows:

	Reimbursement[2]
Fund	Institutional Class	Retail Class	Admin Class	Total
Inflation Protected Securities Fund	$3,751	$129	$—	$3,880
Intermediate Duration Bond Fund	753	309	—	1,062

In addition, the investment adviser reimbursed non-class-specific expenses of Inflation Protected Securities Fund in the amount of $46,434 for the six months ended March 31, 20112.

2Expense reimbursements are subject to possible recovery until September 30, 2012.

For the six months ended March 31, 2011, expense reimbursements related to the prior fiscal year were recovered as follows:

	Recovered Expenses
Fund	Institutional Class	Retail Class	Admin Class	Total
Bond Fund	$—	$—	$6,942	$6,942

|  108

Notes to Financial Statements – continued

March 31, 2011 (Unaudited)

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees. Natixis Distributors, L.P. (“Natixis Distributors”), a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, Bond Fund, Global Bond Fund, Inflation Protected Securities Fund and Intermediate Duration Bond Fund have adopted a Distribution Plan relating to each Fund’s Retail Class shares (the “Retail Class Plan”), and the Bond Fund has adopted a Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the Retail Class Plan, each Fund pays Natixis Distributors a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Retail Class shares, as compensation for services provided by Natixis Distributors in connection with the marketing or sale of Retail Class shares or for payments made by Natixis Distributors to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Retail Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

Under the Admin Class Plan, Bond Fund pays Natixis Distributors a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by Natixis Distributors in connection with the marketing or sale of Admin Class shares or for payments made by Natixis Distributors to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sales of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of the Bond Fund may pay Natixis Distributors an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For the six months ended March 31, 2011, the Funds paid the following service and distribution fees:

	Service Fees		Distribution Fees
Fund	Retail Class	Admin Class	Retail Class	Admin Class
Bond Fund	$—	$332,220	$10,214,799	$332,220
Global Bond Fund	—	—	1,223,515	—
Inflation Protected Securities Fund	—	—	244	—
Intermediate Duration Bond Fund	—	—	1,483	—

c. Administrative Fees. Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Natixis Cash Management Trust, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis. New funds are subject to a fee for the first twelve months of operations of $75,000 plus $12,500 per additional class and an additional $75,000 if managed by multiple subadvisers.

For the six months ended March 31, 2011, each Fund paid the following administrative fees to Natixis Advisors:

Fund	Administrative Fees
Bond Fund	$4,594,562
Fixed Income Fund	193,034
Global Bond Fund	529,760
Inflation Protected Securities Fund	3,241
Institutional High Income Fund	95,786
Intermediate Duration Bond Fund	12,139
Investment Grade Fixed Income Fund	101,040

109  |

Notes to Financial Statements – continued

March 31, 2011 (Unaudited)

d.  Sub-Transfer Agent Fees. Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds’ transfer agent. Accordingly, the Funds agreed to pay a portion of the intermediary fees attributable to shares of the Fund held by the intermediaries (which generally is a percentage of the value of shares held) not to exceed what the Funds would have paid their transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediaries. Natixis Distributors pays the remainder of the fees.

For the six months ended March 31, 2011, the Funds paid the following sub-transfer agent fees, which are reflected in transfer agent fees and expenses in the Statements of Operations.

	Sub-Transfer Agent Fees
Fund	Institutional Class	Retail Class	Admin Class
Bond Fund	$2,411,946	$3,164,315	$142,914
Global Bond Fund	241,895	440,788	—
Inflation Protected Securities Fund	2,654	13	—
Institutional High Income Fund	2,572	—	—
Intermediate Duration Bond Fund	438	22	—
Investment Grade Fixed Income Fund	20	—	—

e.  Trustees Fees and Expenses. The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $250,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $80,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

7.  Class Specific Expenses. For the six months ended March 31, 2011, the Funds paid the following class-specific transfer agent fees and expenses (including sub-transfer agent fees):

	Transfer Agent Fees and Expenses
Fund	Institutional Class	Retail Class	Admin Class
Bond Fund	$2,669,154	$3,731,387	$148,527
Fixed Income Fund	1,577	—	—
Global Bond Fund	246,912	524,161	—
Inflation Protected Securities Fund	3,750	140	—
Institutional High Income Fund	4,479	—	—
Intermediate Duration Bond Fund	753	309	—
Investment Grade Fixed Income Fund	965	—	—

8.  Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its

|  110

Notes to Financial Statements – continued

March 31, 2011 (Unaudited)

borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

Effective April 21, 2011, each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, will participate in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that will participate in the line of credit. Interest will be charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, will be accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the six months ended March 31, 2011, none of the Funds had borrowings under these agreements.

9.  Concentration of Risk. Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

10.  Concentration of Ownership. At March 31, 2011, Loomis Sayles Distributors, L.P. and Loomis Sayles Trust Co. LLC owned 262,588 shares, equal to 16.73% of Inflation Protected Securities Fund’s shares outstanding. At March 31, 2011, the Loomis Sayles Funded Pension Plan and Trust (“Pension Plan”) and the Loomis Sayles Employees’ Profit Sharing Retirement Plan (“Retirement Plan”) held shares of beneficial interest in the Funds as follows:

Fund	Pension Plan	Retirement Plan
Bond Fund	959,011	2,124,312
Global Bond Fund	—	483,918
Inflation Protected Securities Fund	—	273,472
Institutional High Income Fund	—	1,454,868
Intermediate Duration Bond Fund	—	88,153

From time to time, the Funds may have a concentration of several shareholders having a significant percentage of shares outstanding. Investment activities of these shareholders could have material impacts on the Funds. As of March 31, 2011, certain Funds had shareholders that held greater than 5% of the fund’s outstanding shares. Such ownership may be beneficially held by multiple individuals or entities other than the owner of record. The number of greater than 5% shareholders and the aggregate percentage of net assets represented by such ownership was as follows:

Fund	Number of Greater Than 5% Shareholders	Percentage of Ownership
Fixed Income Fund	3	19.07%
Global Bond Fund	1	11.45%
Inflation Protected Securities Fund	3	22.33%
Intermediate Duration Bond Fund	4	72.89%
Investment Grade Fixed Income Fund	3	22.40%

11.   Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Bond Fund

	Six Months Ended March 31, 2011		Year Ended September 30, 2010

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	107,155,867	$1,540,731,183	225,791,097	$3,060,935,314
Issued in connection with the reinvestment of distributions	20,106,126	287,909,548	41,506,088	563,071,668
Redeemed	(130,531,629)	(1,872,543,205)	(314,876,391)	(4,250,749,039)

Net change	(3,269,636)	$(43,902,474)	(47,579,206)	$(626,742,057)

111  |

Notes to Financial Statements – continued

March 31, 2011 (Unaudited)

11.  Capital Shares (continued)

	Bond Fund

	Six Months Ended March 31, 2011		Year Ended September 30, 2010

Retail Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	74,049,850	$1,061,407,101	155,856,734	$2,110,792,790
Issued in connection with the reinvestment of distributions	14,985,923	213,776,926	31,177,594	421,514,998
Redeemed	(98,454,014)	(1,407,060,404)	(195,407,565)	(2,642,018,934)

Net change	(9,418,241)	$(131,876,377)	(8,373,237)	$(109,711,146)

Admin Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	2,787,794	$39,864,678	6,876,197	$92,742,622
Issued in connection with the reinvestment of distributions	449,852	6,401,579	878,950	11,862,601
Redeemed	(3,620,107)	(51,675,318)	(6,397,886)	(86,086,907)

Net change	(382,461)	$(5,409,061)	1,357,261	$18,518,316

Increase (decrease) from capital share transactions	(13,070,338)	$(181,187,912)	(54,595,182)	$(717,934,887)

	Fixed Income Fund

	Six Months Ended March 31, 2011		Year Ended September 30, 2010

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	6,634,769	$92,923,979	5,773,068	$76,057,230
Issued in connection with the reinvestment of distributions	3,122,786	41,814,110	2,880,044	36,461,361
Redeemed	(5,563,615)	(77,265,800)	(10,449,999)	(137,737,563)

Increase (decrease) from capital share transactions	4,193,940	$57,472,289	(1,796,887)	$(25,218,972)

	Global Bond Fund

	Six Months Ended March 31, 2011		Year Ended September 30, 2010

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	13,110,838	$220,505,206	26,748,125	$431,989,257
Issued in connection with the reinvestment of distributions	1,795,450	29,831,598	2,225,990	35,769,761
Redeemed	(11,578,919)	(194,200,018)	(17,516,539)	(281,002,249)

Net change	3,327,369	$56,136,786	11,457,576	$186,756,769

Retail Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	8,598,931	$142,857,572	23,865,070	$381,825,710
Issued in connection with the reinvestment of distributions	1,346,128	22,168,892	1,915,462	30,512,388
Redeemed	(12,756,366)	(211,628,356)	(22,406,075)	(355,736,901)

Net change	(2,811,307)	$(46,601,892)	3,374,457	$56,601,197

Increase (decrease) from capital share transactions	516,062	$9,534,894	14,832,033	$243,357,966

|  112

Notes to Financial Statements – continued

March 31, 2011 (Unaudited)

11.  Capital Shares (continued)

	Inflation Protected Securities Fund

	Six Months Ended March 31, 2011		Year Ended September 30, 2010*

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	493,393	$5,469,025	791,178	$8,469,372
Issued in connection with the reinvestment of distributions	20,830	229,454	39,383	421,149
Redeemed	(178,307)	(1,959,085)	(973,654)	(10,475,324)

Net change	335,916	$3,739,394	(143,093)	$(1,584,803)

Retail Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	36,272	$398,991	6,779	$73,519
Issued in connection with the reinvestment of distributions	353	3,907	20	221
Redeemed	(2,342)	(25,685)	—	—

Net change	34,283	$377,213	6,799	$73,740

Increase (decrease) from capital share transactions	370,199	$4,116,607	(136,294)	$(1,511,063)

* From commencement of operations on May 28, 2010 through September 30, 2010 for Retail Class shares.
	Institutional High Income Fund

	Six Months Ended March 31, 2011		Year Ended September 30, 2010

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	6,945,368	$53,455,060	8,849,076	$67,432,762
Issued in connection with the reinvestment of distributions	5,108,875	37,652,413	3,532,180	25,502,337
Redeemed	(4,973,878)	(38,563,773)	(26,865,854)	(202,621,617)

Increase (decrease) from capital share transactions	7,080,365	$52,543,700	(14,484,598)	$(109,686,518)

	Intermediate Duration Bond Fund

	Six Months Ended March 31, 2011		Year Ended September 30, 2010*

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	2,879,316	$30,139,721	763,776	$7,876,084
Issued in connection with the reinvestment of distributions	79,486	826,522	110,093	1,123,452
Redeemed	(1,102,995)	(11,467,799)	(196,295)	(2,008,973)

Net change	1,855,807	$19,498,444	677,574	$6,990,563

Retail Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	179,353	$1,880,268	11,573	$120,851
Issued in connection with the reinvestment of distributions	306	3,190	38	401
Redeemed	(54,242)	(562,811)	(3,835)	(40,575)

Net change	125,417	$1,320,647	7,776	$80,677

Increase (decrease) from capital share transactions	1,981,224	$20,819,091	685,350	$7,071,240

*	From commencement of operations on May 28, 2010 through September 30, 2010 for Retail Class shares.

	Investment Grade Fixed Income Fund

	Six Months Ended March 31, 2011		Year Ended September 30, 2010

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	5,032,366	$64,440,706	3,726,576	$47,540,397
Issued in connection with the reinvestment of distributions	2,391,916	30,123,366	1,587,990	20,286,002
Redeemed	(7,010,231)	(92,714,443)	(12,508,551)	(159,771,890)

Increase (decrease) from capital share transactions	414,051	$1,849,629	(7,193,985)	$(91,945,491)

113  |

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There was no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Not applicable.

(a)	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a)	(3)	Not applicable.

(b)		Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Loomis Sayles Funds I

By:	/s/ ROBERT J. BLANDING
Name:	Robert J. Blanding
Title:	President and Chief Executive Officer

Date:	May 20, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ ROBERT J. BLANDING
Name:	Robert J. Blanding
Title:	President and Chief Executive Officer

Date:	May 20, 2011

By:	/s/ MICHAEL C. KARDOK
Name:	Michael C. Kardok
Title:	Treasurer

Date:	May 20, 2011